UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52170	20-5997364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 North LaSalle Street, Suite 1800 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 642-3700

N/A

(Former name or former address, if changed since last report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	INWK	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 15, 2020, InnerWorkings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among HH Global Group Limited, a Company registered in England and Wales (“Parent”), HH Global Finance Limited, a Company registered in England and Wales (“HH Finance”), Project Idaho Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Sub”), and the Company. The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement have been unanimously approved by the Company’s board of directors (the “Company Board”).

Merger. The Merger Agreement provides for, among other things, the merger of Sub with and into the Company, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with the Company continuing as the surviving corporation in the Merger. As a result of the Merger, the Company would become a wholly owned subsidiary of Parent.

Merger Consideration. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive $3.00 in cash, without interest thereon (the “Merger Consideration”), other than (i) shares that are held in the treasury of the Company or owned of record by any wholly owned subsidiary of the Company (other than those held on behalf of any third party), (ii) shares owned of record by Parent, Sub or any of their respective wholly owned subsidiaries (other than those held on behalf of any third party), and (iii) shares held by stockholders who have not voted in favor of or consented to the adoption of the Merger Agreement and who have properly demanded appraisal of such shares and complied with all the provisions of the Delaware General Corporation Law concerning the right of holders of shares to require appraisal.

Treatment of Outstanding Equity Awards. Pursuant to the terms of the Merger Agreement, the Company Board (or, if appropriate, any committee thereof) shall adopt resolutions that provide that immediately prior to the Effective Time:

•

outstanding Company stock options (“Company Options”) will be fully vested and cancelled, and each holder of a cancelled Company Option will receive a payment in cash equal to the product of (i) the total number of shares subject to the cancelled Company Option and (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per share subject to the cancelled Company Option, without interest, less any applicable withholding taxes;

•

outstanding Company stock appreciation rights (“Company SARs”) will be fully vested and cancelled, and each holder thereof will receive a payment in cash equal to the product of (i) the total number of shares subject to the cancelled Company SAR and (ii) the excess, if any, of (A) the Merger Consideration over (B) the grant price per share subject to the cancelled Company SAR, without interest, less any applicable withholding taxes;

•

outstanding and unvested Company restricted stock unit awards (“RSUs”) (i) will be fully vested, (ii) any performance conditions applicable to such RSU (whether or not the performance period has been completed) will be deemed to be achieved at the greater of (A) actual performance achieved as of the day immediately prior to the Closing Date (as such term is defined in the Merger Agreement) and (B) the target level of performance, and (iii) will be cancelled, and each holder thereof will receive a payment in cash of an amount equal to the product of (y) the Merger Consideration multiplied by (z) the number of shares of Common Stock subject to an RSU award or, in the case of a performance-based RSU, the number of shares of Common Stock earned or deemed earned with respect to such RSU award as provided herein, without interest, less any applicable withholding taxes; and

•

the restrictions on any shares of Company restricted stock (“Restricted Stock”) granted pursuant to a Company stock plan shall lapse and such shares of Restricted Stock shall vest. Each share of Restricted Stock will automatically be converted at the Effective Time into the right to receive the Merger Consideration.

Treatment of Outstanding Warrant. Pursuant to the terms of the Merger Agreement, the Company Board (or, if appropriate, any committee thereof) shall also adopt resolutions to provide that immediately prior to the Effective Time the outstanding and unexercised Company warrant (the “Warrant”) issued to Macquarie US Trading LLC (the “Warrant Holder”) pursuant to that certain Warrant to Purchase Stock, dated as of July 16, 2019, by and between the Company and the Warrant Holder, unless the Company receives a notice in writing from the Warrant Holder that it elects to have the unexercised portion of the Warrant expire, will be deemed to be automatically exercised and, in exchange therefor, the Warrant Holder will receive a payment in cash equal to the product of (y) the Merger Consideration multiplied by (z) the number of total shares of Common Stock for which the Warrant is then exercisable (on a net cash settlement basis), less any applicable withholding taxes.

Closing Conditions. Parent’s obligation to consummate the Merger is subject to the satisfaction or waiver of specified closing conditions, including (i) the affirmative vote in favor of the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, (ii) any applicable waiting periods (or extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or been terminated and any applicable approval having been obtained or any applicable waiting period having expired or been terminated under the competition, antitrust, merger control or investment laws of certain other jurisdictions, (iii) the absence of any judgment issued or entered by a court or similar governmental entity of competent jurisdiction that is in effect and that enjoins or prohibits the consummation of the Merger, (iv) there not having been a Company Material Adverse Effect (as such term is defined in the Merger Agreement) following the date of the Merger Agreement, (v) the accuracy of the Company’s representations and warranties and its compliance with its covenants and agreements contained in the Merger Agreement (generally subject to qualifications as to materiality); (vi) the absence of a bankruptcy petition or similar proceeding being filed by or against the Company that has not been dismissed; and (vii) certain other customary closing conditions.

Representations, Warranties and Covenants; Non-Solicitation. The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent, HH Finance and Sub. The representations and warranties made by the Company are qualified by disclosures made in a disclosure letter it has delivered to Parent and by Securities and Exchange Commission (“SEC”) filings. The covenants include an obligation of the Company, subject to certain exceptions, from the date of the Merger Agreement through the Effective Time, to use commercially reasonable efforts to, and cause each of its subsidiaries to, use commercially reasonable efforts to conduct its operations in all material respects in the ordinary course of business consistent with past practice.

The Merger Agreement also contains covenants by the Company not to enter into, engage in, knowingly encourage, continue or otherwise participate in any discussions or negotiations with any person with respect to any Competing Proposal (as such term is defined in the Merger Agreement) made by such person or any inquiry from such person that could reasonably be expected to lead to a Competing Proposal, and requiring the Company Board to recommend to the Company’s stockholders that they approve the transactions contemplated by the Merger Agreement, in each case subject to certain exceptions. The Merger Agreement further contains an obligation on the Company to promptly notify Parent following the receipt of any inquiries, Competing Proposal or request for non-public information in connection with a Competing Proposal. At any time prior to obtaining the approval by the Company’s stockholders of the Merger (the “Company Stockholder Approval”), the Company Board may change its recommendation in certain circumstances specified in the Merger Agreement in response to a bona fide Competing Proposal that the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal or following an Intervening Event (as each such term is defined in the Merger Agreement), but only if certain conditions and obligations are satisfied with respect thereto, including compliance with Parent’s matching rights with respect to any such events.

Under the Merger Agreement, each of the Company, Parent, HH Finance and Sub has also agreed to use reasonable best efforts to consummate the Merger, including using reasonable best efforts to obtain all required regulatory approvals, subject to certain exceptions.

Termination; Termination Fees. The Merger Agreement also provides for certain termination rights for both the Company and Parent, including the right of the Company to terminate the Merger Agreement prior to the Company Stockholder Approval to accept a Superior Proposal, subject to specified limitations including the payment of the Company Termination Fee (as defined below). In addition, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated on or before April 15, 2021. Upon termination of the Merger Agreement under certain circumstances, the Company would be obligated to pay Parent a termination fee of $6,191,000 (the “Company Termination Fee”). Upon termination of the Merger Agreement under certain circumstances, Parent would be obligated to pay the Company a termination fee of $15,000,000 (the “Parent Termination Fee”).

Financing. Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the proceeds of which, together with Parent’s cash in hand, will be used by Parent to pay the Merger Consideration and all related fees and expenses. Certain funds managed or advised by Blackstone Tactical Opportunities have committed to provide capital to Parent with an equity contribution, subject to the terms and conditions set forth in an equity commitment letter (the “Equity Financing”). Pursuant to the terms and conditions set forth in a debt commitment letter dated July 15, 2020 and the exhibits and annexes attached thereto (collectively, the “Debt Commitment Letter”), certain parties identified therein (collectively, the “Lenders”) have committed to provide Parent with debt financing (the “Debt Financing”) in an amount greater than or equal to the full amount of the debt financing that, together with the Equity Financing, is expected to be required to consummate the Merger on the terms contemplated by the Merger Agreement. The obligations of the Lenders under the Debt Commitment Letter are subject to a number of customary conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and any related agreements. The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above descriptions have been included to provide investors with information regarding the terms of the Merger Agreement and are not intended to provide any other factual information about the parties to the Merger Agreement or their respective subsidiaries or affiliates. The representations and warranties contained in Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates set forth therein, are solely for the benefit of the parties to the Merger Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures. In addition, certain representations and warranties were used for the purpose of allocating risk between the parties to the Merger Agreement, rather than establishing matters of fact. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by each party to the others, which disclosures are not reflected in the Merger Agreement. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any part to the Merger Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements. On July 15, 2020 (the “Effective Date”), the Company Board approved and the Company entered into an amended and restated employment agreement (each, an “Employment Agreement”) with each of Richard S. Stoddart, President and Chief Executive Officer of the Company, Donald W. Pearson, Chief Financial Officer and Executive Vice President of the Company, Oren B. Azar, Executive Vice President, General Counsel and Corporate Secretary of the Company, Renae Chorzempa, Chief Human Resources Officer and Executive Vice President of the Company, and Ronald C. Provenzano, Executive Vice President, Head of Operations of the Company (each, an “Executive”).

The Employment Agreement with each Executive supersedes such Executive’s existing employment agreement.

While each Employment Agreement generally continues the same terms and conditions of each Executive’s employment, the amendment and restatement makes certain changes as described below.

First, in the event an Executive is terminated by the Company without “cause” or if the Executive resigns for “good reason” (each as defined in the Executive’s Employment Agreement), (i) the cash severance benefit payable to the

Executive will be paid in a single lump sum payment (to the extent permitted under applicable tax law) rather than in the form of salary continuation; (ii) the payment in respect of the Executive’s annual bonus for the year in which the termination occurs would be equal to the prorated portion of the Executive’s target annual bonus, rather than the prorated portion of the annual bonus based on actual performance; and (iii) each Executive would be entitled to receive continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for twelve (12) months following the date of termination (or, for Mr. Stoddart, twenty-four (24) months following the date of termination) at active employee premium rates.

Second, if terminated by the Company without “cause” (as defined in the Executive’s Employment Agreement) within twelve (12) months following a “change in control” (each as defined in the Executive’s Employment Agreement), in addition to the payments and benefits described above, each of Mr. Pearson and Mr. Azar would receive a lump-sum cash payment equal to $150,000, and each of Mr. Provenzano and Ms. Chorzempa would receive a lump-sum cash payment equal to $75,000.

Under the terms of each Employment Agreement, each Executive would continue to be subject to non-competition and non-solicitation covenants for two (2) years following a termination of employment for any reason, and any cash severance benefits paid or payable to the Executive are subject to recoupment by the Company in the event the Executive breaches such covenants.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Employment Agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company, Parent, HH Finance and Sub. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the SEC, including a definitive proxy statement which will be mailed to the stockholders of the Company. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investor.inwk.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 17, 2020, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This document contains “forward-looking statements” that are based on beliefs, assumptions, and expectations of future events, taking into account the information currently available to the Company. All statements other than statements of current or historical fact contained in this report are forward-looking statements. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “will,” “seek,” “plan,” and similar statements are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual outcomes to differ materially from expectations of future outcomes the Company expresses or implies in any forward-looking statements. These risks and uncertainties include, but are not limited to: the satisfaction of the conditions precedent to the consummation of the proposed merger, including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed merger; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s board of directors, officers and others following the announcement of the proposed merger; disruptions of current plans and operations caused by the announcement and pendency of the proposed merger; potential difficulties in employee retention due to the announcement and pendency of the proposed merger; the response of customers, suppliers, business partners and regulators to the announcement of the proposed merger; and other risks, relevant factors, and uncertainties identified in the Company’s filings with the SEC (including the information set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and in subsequent filings), which filings are available at the SEC’s website at www.sec.gov. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. The Company’s forward-looking statements speak only as of the date of this document. Other than as required by law, the Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 15, 2020, by and among InnerWorkings, Inc., HH Global Group Limited, HH Global Finance Limited and Project Idaho Merger Sub, Inc.

10.1	Amended and Restated Employment Agreement, dated as of July 15, 2020, by and between InnerWorkings, Inc. and Richard S. Stoddart

10.2	Amended and Restated Employment Agreement, dated as of July 15, 2020, by and between InnerWorkings, Inc. and Donald W. Pearson

10.3	Amended and Restated Employment Agreement, dated as of July 15, 2020, by and between InnerWorkings, Inc. and Ronald C. Provenzano

10.4	Amended and Restated Employment Agreement, dated as of July 15, 2020, by and between InnerWorkings, Inc. and Oren B. Azar

10.5	Amended and Restated Employment Agreement, dated as of July 15, 2020, by and between InnerWorkings, Inc. and Renae D. Chorzempa

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601 of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2020	INNERWORKINGS, INC.

	By:	/s/ Oren B. Azar
	Name:	Oren B. Azar
	Title:	General Counsel

EXHIBIT 2.1

AGREEMENT AND PLAN OF MERGER

among

HH GLOBAL GROUP LIMITED,

HH GLOBAL FINANCE LIMITED,

PROJECT IDAHO MERGER SUB, INC.

and

INNERWORKINGS, INC.

Dated as of July 15, 2020

i

ii

iii

AGREEMENT AND PLAN OF MERGER, dated as of July 15, 2020 (this “Agreement”), by and among HH Global Group Limited, a Company registered in England and Wales (“Parent”), HH Global Finance Limited, a Company registered in England and Wales (“HH Finance”), Project Idaho Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Sub”), and InnerWorkings, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Annex I, and other capitalized terms used in this Agreement are defined in the Sections where such terms first appear.

RECITALS

WHEREAS, the respective boards of directors of Parent, HH Finance, Sub and the Company have each approved the acquisition of the Company by Parent on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, in furtherance of such acquisition and upon the terms and subject to the conditions set forth in this Agreement, Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by this Agreement, the “Transactions”) in accordance with the Delaware General Corporation Law (the “DGCL”), whereby each issued and outstanding Share, other than Dissenting Shares and Shares owned by Parent, Sub, the Company or any of their respective wholly owned Subsidiaries, will be converted into the right to receive the Merger Consideration in cash, without interest;

WHEREAS, the board of directors of Parent has determined that this Agreement and the Transactions are advisable and in the best interests of Parent and has approved this Agreement and the Transactions;

WHEREAS, the board of directors of Sub has (a) determined that this Agreement and the Transactions are in the best interests of Sub and its sole stockholder, (b) approved and adopted and declared advisable this Agreement and approved the consummation by Sub of the Transactions and (c) on the terms and subject to the conditions set forth in this Agreement, resolved to recommend that the sole stockholder of Sub approve this Agreement;

WHEREAS, Parent shall cause the sole stockholder of Sub to approve this Agreement immediately following the execution of this Agreement;

WHEREAS, the board of directors of the Company has unanimously (a) determined that the Transactions are advisable and in the best interests of the Company and its stockholders, (b) approved, adopted and declared advisable this Agreement and approved the execution, delivery and performance of this Agreement by the Company and consummation by the Company of the Transactions, including the Merger and (c) resolved to recommend that this Agreement be adopted by the Company’s stockholders;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the Company to enter into this Agreement, Parent has delivered the Financing Commitments to the Company; and

WHEREAS, each of Parent, HH Finance, Sub and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Transactions and also to prescribe various conditions to the Transactions.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions set forth in this Agreement, and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.01    The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Sub shall be merged with and into the Company, whereupon the separate existence of Sub shall cease, and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of Sub and the Company in accordance with Section 259 of the DGCL.

Section 1.02    Closing. The closing of the Merger (the “Closing”) will take place remotely by the exchange of documents and signatures (electronic or otherwise) or at the offices of Sidley Austin LLP, One South Dearborn, Chicago, Illinois 60603, or at another place agreed to in writing by the parties, on the fifth (5th) Business Day following the satisfaction or (to the extent permitted by Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions at the Closing), or at such other place, time and date as shall be agreed in writing between the Company and Parent. The date on which the Closing actually occurs is referred to herein as the “Closing Date”.

Section 1.03    Effective Time. Concurrently with the Closing, the Company shall file a certificate of merger with respect to the Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with, the applicable provisions of the DGCL. The Merger shall become effective on the date and time at which the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such other date and time as is agreed between the parties and specified in the Certificate of Merger (such date and time, the “Effective Time”).

Section 1.04    Organizational Documents, Directors and Officers of the Surviving Corporation.

(a)    Organizational Documents. At the Effective Time (i) the Company Charter, as in effect immediately prior to the Effective Time, shall be amended and restated to read in its entirety as set forth in Exhibit A, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation, and (ii) the Company Bylaws shall be amended and restated in their entirety to read as the bylaws of Sub, as in effect immediately prior to the Effective Time, and as so amended and restated, shall be the bylaws of the Surviving Corporation (except that references

2

to the name of Sub shall be replaced by references to the name of the Surviving Corporation), in each case until thereafter amended in accordance with applicable Law and the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation.

(b)    Directors. Subject to applicable Law, the board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Sub immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

(c)    Officers. From and after the Effective Time, the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK

Section 2.01    Conversion of Securities.

(a)    At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Sub, the Company or the holders of any capital stock of the Company or Sub:

(i)    Conversion of Company Common Stock. Each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) including each outstanding award of Shares subject to forfeiture restrictions or other restrictions (“Restricted Stock”) (each, a “Share” and collectively, the “Shares”), issued and outstanding immediately prior to the Effective Time, other than Shares to be cancelled in accordance with Section 2.01(a)(ii) and other than Dissenting Shares, shall automatically be converted at the Effective Time into the right to receive $3.00 in cash, without interest (the “Merger Consideration”), and all of such Shares shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate representing a Share (a “Certificate”) or non-certificated Share represented by book-entry (“Book-Entry Shares”) that formerly represented any of the Shares (other than Shares to be cancelled in accordance with Section 2.01(a)(ii) and other than Dissenting Shares) shall thereafter be cancelled and cease to have any rights with respect thereto, except the right to receive the Merger Consideration without interest thereon, subject to Section 2.05.

(ii)    Cancellation of Company-Owned Shares and Parent-Owned Shares. All Shares that are held in the treasury of the Company or owned of record by any wholly owned Company Subsidiary and all Shares owned of record by Parent, Sub or any of their respective wholly owned Subsidiaries (in each case, other than those held on behalf of any third party) shall be cancelled and shall cease to exist, with no payment being made with respect thereto.

(iii)    Capital Stock of Sub. Each issued and outstanding share of capital stock of Sub shall be automatically converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

3

(b)    Merger Consideration Adjustment. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement until the Effective Time, the number of outstanding Shares shall have been changed into a different number of Shares or a different class by reason of any reclassification, stock split (including a reverse stock split), recapitalization, split-up, combination, exchange of shares, readjustment or other similar transaction, or a stock dividend or stock distribution thereon shall be declared with a record date within said period, the Merger Consideration shall be appropriately adjusted to provide the holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 2.01(b) shall be deemed to permit or authorize the Company to effect any such change that it is not authorized or permitted to undertake pursuant to this Agreement.

Section 2.02    Exchange of Certificates; Payment for Shares.

(a)    Paying Agent. Prior to the Effective Time, Parent shall designate a U.S.-based nationally recognized financial institution reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the holders of Shares (other than Shares of Restricted Stock) to receive the funds to which such holders shall become entitled pursuant to this Agreement and, without limiting the generality of Section 5.02(b), deposit or caused to be deposited, prior to or concurrently with the Effective Time, with the Paying Agent, in immediately available funds, a cash amount equal to the Aggregate Common Stock Consideration (the “Exchange Fund”). The Exchange Fund shall be held in trust by the Paying Agent for the benefit of the holders of Shares (other than Shares of Restricted Stock) that are entitled to receive the Merger Consideration. In the event the Exchange Fund shall be insufficient to make the payments contemplated by this Section 2.02, Parent shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount sufficient to make such payments. Funds made available to the Paying Agent shall, if Parent so elects, be invested by the Paying Agent, as directed by Parent, in short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the United States of America with maturities of no more than thirty (30) days or in commercial paper obligations rated A-1 or P1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, pending payment thereof by the Paying Agent to the holders of Shares (other than Shares of Restricted Stock) pursuant to this Section 2.02; provided, that no investment of such deposited funds shall relieve Parent, the Surviving Corporation or the Paying Agent from promptly making the payments required by this Article II, and following any losses from any such investment, Parent shall promptly provide or cause to be provided additional funds to the Paying Agent, to be held in trust by the Paying Agent for the benefit of the holders of Shares (other than Shares of Restricted Stock), in the amount of such losses, which additional funds will be held and disbursed in the same manner as funds initially deposited with the Paying Agent to make the payments contemplated by this Section 2.02. Any interest or income produced by such investments will be payable to Sub or Parent, as Parent directs. Parent shall direct the Paying Agent to hold the Exchange Fund for the benefit of the former holders of Shares (other than Shares of Restricted Stock) and to make payments from the Exchange Fund in accordance with this Section 2.02. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to this Section 2.02, except as expressly provided for in this Agreement.

(b)    Procedures for Surrender. As promptly as practicable after the Closing and in any event not later than the second (2nd) Business Day thereafter, Parent shall cause the Paying Agent to mail to each holder of record of a Certificate whose Shares (other than Shares of Restricted

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Stock) were converted into the right to receive the Merger Consideration pursuant to this Agreement: (i) a letter of transmittal in customary form, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificate (or affidavit of loss in lieu thereof in accordance with Section 2.02(e)) to the Paying Agent, and shall otherwise be in such form and have such other provisions as Parent may reasonably specify, subject to the reasonable consent of the Company; and (ii) instructions for effecting the surrender of the Certificates in exchange for payment of the Merger Consideration. Upon surrender of a Certificate (or affidavit of loss in lieu thereof in accordance with Section 2.02(e)) for cancellation to the Paying Agent, and upon delivery of a letter of transmittal, duly executed and in proper form, with respect to such Certificate and such other documents as may be customarily required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the portion of the Aggregate Common Stock Consideration into which the Shares formerly represented by such Certificate were converted pursuant to Section 2.01(a)(i) (less any required Tax withholdings as provided in Section 2.05), and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, payment may be made and Merger Consideration may be issued to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer and the person requesting such payment shall pay to the Paying Agent any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate so surrendered or shall establish to the reasonable satisfaction of the Paying Agent that such Taxes either have been paid or are not required to be paid. Each registered holder of a Book-Entry Share shall automatically upon the Effective Time be entitled to receive the Merger Consideration, and Parent shall cause payment of the Merger Consideration with respect to Book-Entry Shares (less any required Tax withholdings as provided in Section 2.05) to be made to the person in whose name such Book-Entry Shares are registered promptly following the Effective Time (but in no event more than two (2) Business Days thereafter) without any action on the part of the person in whose name such Book-Entry Shares are registered. No interest shall be paid or accrue on any portion of the Merger Consideration payable upon surrender of any Certificate (or affidavit of loss in lieu thereof in accordance with Section 2.02(e)) or in respect of any Book-Entry Share.

(c)    Transfer Books; No Further Ownership Rights in Shares. As of the Effective Time, the stock transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers of Shares on the records of the Company. The Merger Consideration paid in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to any Shares. From and after the Effective Time, the holders of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided for in this Agreement or by applicable Law. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Agreement.

(d)    Termination of Exchange Fund; Abandoned Property; No Liability. At any time following the first anniversary of the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any portion of the Exchange Fund (including any interest received with respect thereto) not disbursed to holders of Shares, and thereafter such holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property,

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escheat or other similar Laws) with respect to the Merger Consideration payable upon due surrender of their Shares and compliance with the procedures set forth in Section 2.02(b), without interest. Notwithstanding the foregoing, none of Parent, the Surviving Corporation or the Paying Agent shall be liable to any person for any portion of the Exchange Fund or the holder of a Share for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(e)    Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably acceptable to Parent) of that fact by the person claiming such Certificate to be lost, stolen or destroyed, the Paying Agent or the Surviving Corporation, as applicable, shall issue in exchange for such lost, stolen or destroyed Certificate the portion of the Aggregate Common Stock Consideration into which the Shares formerly represented by such Certificate were converted pursuant to Section 2.01(a)(i); provided, however, that the owner of such lost, stolen or destroyed Certificate may be required, as a condition precedent to the payment of such Merger Consideration, to provide a bond in a customary amount if so required by Parent, as indemnity against any claim that may be made against Parent, the Paying Agent or the Surviving Corporation.

Section 2.03    Treatment of Company Options, Company SARs, RSUs, Restricted Stock, Company Stock Plans and Warrant.

(a)    Treatment of Options. Prior to the Effective Time, the Company’s board of directors (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, immediately prior to the Effective Time, each option to purchase Shares granted pursuant to a Company Stock Plan that is outstanding immediately prior to the Effective Time (the “Company Options”) shall be fully vested and cancelled by virtue of the Merger and without any action on the part of the holder thereof and, in exchange therefor, each holder of any such cancelled Company Option shall be entitled to receive, in consideration of the cancellation of such Company Option and in settlement therefor, a payment in cash of an amount equal to the product of (i) the total number of Shares subject to such cancelled Company Option, multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Share subject to such cancelled Company Option, without interest (such amounts payable hereunder, the “Option Payments”) (less any required Tax withholdings as provided in Section 2.05); provided, however, that any such Company Option with respect to which the exercise price per Share subject thereto is equal to or greater than the Merger Consideration shall be cancelled in exchange for no consideration. From and after the Effective Time, no Company Option shall be outstanding or exercisable, and each Company Option holder shall be entitled only to the payment provided for in this Section 2.03(a).

(b)    Treatment of Stock Appreciation Rights. Prior to the Effective Time, the Company’s board of directors (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, immediately prior to the Effective Time, each stock appreciation right in respect of Shares granted pursuant to a Company Stock Plan that is outstanding immediately prior to the Effective Time (the “Company SARs”) shall be fully vested and cancelled by virtue of the Merger and without any action on the part of the holder thereof and, in exchange therefor, each holder of any such cancelled Company SAR shall be entitled to receive, in consideration of the cancellation of such Company SAR and in settlement therefor, a payment in cash of an amount equal to the

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product of (i) the total number of Shares subject to such cancelled Company SAR, multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the grant price per Share subject to such cancelled Company SAR, without interest (such amounts payable hereunder, the “SAR Payments”) (less any required Tax withholdings as provided in Section 2.05); provided, however, that any such Company SAR with respect to which the grant price per Share subject thereto is equal to or greater than the Merger Consideration shall be cancelled in exchange for no consideration. From and after the Effective Time, no Company SAR shall be outstanding, and each Company SAR holder shall be entitled only to the payment provided for in this Section 2.03(b).

(c)    Treatment of Restricted Stock Units. Prior to the Effective Time, the Company’s board of directors (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, immediately prior to the Effective Time, each award of restricted stock units (including, for the avoidance of doubt, each award of performance share units) (“RSUs”) in respect of Shares granted pursuant to a Company Stock Plan that is outstanding immediately prior to the Effective Time (each, an “RSU Award”) (i) shall be fully vested, (ii) any performance conditions applicable to such RSU Award (whether or not the performance period has been completed) shall be deemed to be achieved at the greater of (A) actual performance achieved as of the day immediately prior to the Closing Date and (B) the target level of performance, and (iii) shall be cancelled by virtue of the Merger and without any action on the part of the holder thereof and, in exchange therefor, each holder of any such cancelled RSU Award shall be entitled to receive, in consideration of the cancellation of such RSU Award and in settlement therefor, a payment in cash of an amount equal to the product of (y) the Merger Consideration multiplied by (z) the number of Shares subject to such RSU Award or, in the case of a performance-based RSU Award, the number of Shares earned or deemed earned with respect to such RSU Award as provided herein, without interest (such amounts payable hereunder, the “RSU Payments”) (less any required Tax withholdings as provided in Section 2.05). From and after the Effective Time, no RSU Award shall be outstanding, and each RSU Award holder shall be entitled only to the payment provided for in this Section 2.03(c).

(d)    Treatment of Restricted Stock. Prior to the Effective Time, the Company’s board of directors (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, immediately prior to or upon the Effective Time, any restrictions on any Shares of Restricted Stock granted pursuant to a Company Stock Plan shall lapse and such Shares of Restricted Stock shall vest. Each Share of Restricted Stock shall automatically be converted at the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.01(a)(i) (each a, “Restricted Stock Payment”).

(e)    Termination of Company Stock Plans. As of the Closing, all Company Stock Plans shall terminate, and no further Company Options, Company SARs, RSUs, Restricted Stock or other rights with respect to Shares shall be granted thereunder.

(f)    Treatment of Warrant. Prior to the Effective Time, the Company’s board of directors (or, if appropriate, any committee thereof) shall adopt resolutions that provide that, immediately prior to the Effective Time, pursuant to Section 1.5 of the Warrant to Purchase Stock (the “Warrant”), dated as of July 16, 2019, between the Company and Macquarie US Trading LLC (the “Warrant Holder”) (which provision requires the Company to provide the Warrant Holder

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with written notice of the Merger, together with such reasonable information as the Warrant Holder may request in connection therewith, and which is to be delivered to the Warrant Holder not less than ten (10) days prior to the Closing), unless the Company receives a notice in writing from the Warrant Holder that it elects to have the unexercised portion of the Warrant expire, the unexercised portion of the Warrant shall be deemed to be automatically exercised pursuant to Section 1.3 of the Warrant immediately prior to the Effective Time without any action on the part of the Warrant Holder and, in exchange therefor (in lieu of Shares), the Warrant Holder shall be entitled to receive, in consideration thereof and in settlement therefor, a payment in cash of an amount equal to the product of (y) the Merger Consideration multiplied by (z) the number of Shares for which the Warrant is then exercisable (on a net cash settlement basis) (such amount payable hereunder, the “Warrant Payment”) (less any required Tax withholdings as provided in Section 2.05). From and after the Effective Time, the Warrant shall terminate in full, and the Warrant Holder shall be entitled only to the payment provided for in this Section 2.03(f).

(g)    Parent Funding. At the Effective Time, Parent shall deposit with the Surviving Corporation cash in the amount necessary to make the payments required under this Section 2.03, and Parent shall cause the Surviving Corporation to make the payments required under this Section 2.03 as promptly as practicable after the Effective Time. Parent shall cause the Surviving Corporation to pay the applicable Restricted Stock Payments, Option Payments, SAR Payments, RSU Payments and Warrant Payment, if any, to the holders of Shares of Restricted Stock, Company Options, Company SARs, RSUs and the Warrant, in each case, subject to Section 2.05.

Section 2.04    Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, any issued and outstanding Shares held by a person (a “Dissenting Stockholder”) who is entitled to appraisal rights under Section 262 of the DGCL and has complied with all the provisions of the DGCL concerning the right of holders of Shares to require appraisal of such Shares (“Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration as described in Section 2.01(a)(i), but shall become the right to receive the fair value of such Shares pursuant to the procedures set forth in Section 262 of the DGCL. If such Dissenting Stockholder withdraws such Dissenting Stockholder’s demand for appraisal or fails to perfect or otherwise loses such Dissenting Stockholder’s right of appraisal with respect to such Shares, in any case pursuant to the DGCL, such Shares shall be deemed to be converted as of the Effective Time into the right to receive the Merger Consideration for each such Share, without interest, upon surrender of the Certificate formerly representing such Share, and subject to Section 2.05. The Company shall give Parent prompt written notice of any demands for appraisal of Shares received by the Company, withdrawals or attempted withdrawals of such demands and any other instruments, notices or demands served on the Company pursuant to Section 262 of the DGCL and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, waive any failure to timely deliver a written demand for appraisal under the DGCL, approve any withdrawal of any such demands or propose or agree to do or commit to do any of the foregoing.

Section 2.05    Withholding Rights. Each of the Surviving Corporation, Parent, the Paying Agent or any other applicable withholding agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement, including in respect of the Shares, Company Options, Company SARs, RSU Awards or Warrant vested, cancelled or exercised in the

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Merger, such amounts as it is required to deduct and withhold with respect to the making of such payment, or the vesting, waiver of restrictions or other actions provided for in this Agreement, under the Code or any other applicable state, local or foreign Tax Law. To the extent that amounts are so withheld by the Surviving Corporation, Parent, the Paying Agent or other withholding agent, as the case may be, such withheld amounts (a) shall be remitted by the Surviving Corporation, Parent, the Paying Agent or other withholding agent, as applicable, to the applicable Governmental Entity, and (b) shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made by the Surviving Corporation, Parent, the Paying Agent or other withholding agent, as the case may be.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Documents filed or furnished and publicly available after January 1, 2018 and prior to the date of this Agreement (other than disclosures in the “Risk Factors” sections of any such filings, any disclosure included in any “forward-looking statements” disclaimer contained in any such filings and qualitative disclosures in any “Qualitative and Quantitative Disclosures About Market Risk”, in any such Company SEC Documents), in each case where the relevance of such disclosure or information to a particular representation or warranty is reasonably apparent on the face of such disclosure provided that it being acknowledged that nothing disclosed in a Company SEC Document will be deemed to modify or qualify the representations and warranties set forth in Section 3.02 or Section 3.03, or (b) as disclosed in the separate disclosure letter that has been delivered by the Company to Parent prior to the execution of this Agreement, including the documents made available to Parent and attached to or incorporated by reference in such disclosure letter (the “Company Disclosure Letter”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall also be deemed to be disclosed with respect to any other section or subsection in this Agreement to which the relevance of such item is reasonably apparent on the face of such disclosure), the Company hereby represents and warrants to Parent, HH Finance and Sub as follows:

Section 3.01    Organization and Qualification; Subsidiaries.

(a)    The Company is a corporation duly incorporated or organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b)    Each Company Subsidiary is a corporation or other legal entity duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, except where the failure to be so validly existing or in good standing

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would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each Company Subsidiary has requisite corporate or other legal entity, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each Company Subsidiary is duly qualified to do business and is in good standing (or the equivalent thereof) in each jurisdiction where the ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing (or the equivalent thereof) would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c)    The Company has made available to Parent true and complete copies of (i) the Second Amended and Restated Certificate of Incorporation of the Company (the “Company Charter”) and (ii) the Second Amended and Restated Bylaws of the Company (the “Company Bylaws”), each as in effect as of the date hereof. Each of the Company Charter and the Company Bylaws is in full force and effect.

Section 3.02    Capitalization.

(a)    The authorized capital stock of the Company is 205,000,000 shares, consisting of (i) 200,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of the Company’s preferred stock (“Company Preferred Stock”). As of the close of business on July 10, 2020 (the “Specified Date”), (i) 52,915,543 Shares were issued and outstanding (including 72,925 shares of Restricted Stock), (ii) no shares of Company Preferred Stock were issued and outstanding, (iii) 4,119,993 Shares were held in treasury and (iv) no other shares of capital stock of the Company were issued and outstanding.

(b)    As of the close of business on the Specified Date, the Company had no Shares or Company Preferred Stock reserved for issuance, except for Shares reserved for issuance pursuant to the Company Stock Plans (of which there are 1,911,290 Shares subject to outstanding Company Options, 1,449,232 Shares subject to outstanding cash-settled Company SARs and 4,718,234 Shares subject to outstanding time-based and performance-based RSUs, measured at target) and 1,335,337 Shares reserved for issuance pursuant to the Warrant (which is set to expire on July 16, 2024).

(c)    Section 3.02(c) of the Company Disclosure Letter contains a correct and complete list as of the Specified Date of outstanding Company Options, Company SARs and RSUs, including for each such award (as applicable) the holder (the specific identity of whom may be redacted to the extent required by applicable Law), type of award, the target number of Shares subject to each award, the maximum number of Shares issuable upon achievement of maximum performance levels (if applicable), the applicable Company Stock Plan and grant date. All of the issued and outstanding Shares have been duly authorized and are validly issued, fully paid and nonassessable, and not subject to, or issued in violation of any preemptive rights, and there are no declared, accrued or unpaid dividends with respect to any outstanding Shares or other equity interest of the Company. Each Company Option and Company SAR was issued with an exercise price or grant price, as applicable, that is at least equal to the fair market value of a share of Company Common Stock, as determined in accordance with Section 409A of the Code, on the applicable date of grant.

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(d)    As of the date of this Agreement, except for the Company Options, Company SARs, RSUs and Warrant referred to in Section 3.02(b) and Section 3.02(c) and the related award agreements and Shares reserved for issuance under the Company Stock Plans but not subject to outstanding awards, there are not issued, reserved for issuance or outstanding or existing (i) options, warrants, calls, derivative contracts, forward sale contracts, preemptive rights, stock appreciation rights, redemption rights, subscriptions or other rights, convertible securities, agreements or commitments of any character to which the Company is a party or by which the Company is bound, obligating the Company to issue, deliver, transfer or sell, or cause to be issued or sold, any shares of capital stock or other equity interest in the Company or securities convertible into or exchangeable or exercisable for such shares or equity interests relating to or based on the value of the equity securities of the Company, (ii) obligations of the Company under any Contract or agreement to repurchase, redeem or otherwise acquire any capital stock or equity securities of the Company, or (iii) voting trusts or similar agreements to which the Company is a party with respect to the voting or registration of the Shares at a meeting of the Company’s stockholders. The Company does not have any obligation to grant any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any security issued by the Company. Since the close of business on the Specified Date through the date of this Agreement, the Company has not issued any Shares or other class of equity security (other than Shares in respect of Company Options, Company SARs, RSUs or the Warrant or as would otherwise be permissible pursuant to Section 5.01(b)).

(e)    There are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which stockholders of the Company may vote.

Section 3.03    Company Subsidiaries.

(a)    The Company or another Company Subsidiary owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other equity securities of each of the Company Subsidiaries, free and clear of any Liens (other than transfer and other restrictions under applicable federal and state securities Laws or applicable foreign Laws), and all of such outstanding shares of capital stock or other equity securities have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Company Subsidiary owns any Shares or shares of capital stock or other equity interests in another person that is not a Company Subsidiary.

(b)    As of the date of this Agreement, except with respect to any issuance of any equity securities that are expressly permitted pursuant to Section 5.01(b) and the related award agreements, there are no outstanding or existing (i) options, warrants, calls, derivative contracts, forward sale contracts, redemption rights, preemptive rights, stock appreciation rights, subscriptions or other rights, convertible securities, agreements or commitments of any character to which any Company Subsidiary is a party or by which any Company Subsidiary is bound, obligating any of the Company Subsidiaries to issue, deliver, transfer, or cause to be issued or sold, or sell any shares of capital stock or other equity interest in any of the Company Subsidiaries or

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securities convertible into or exchangeable or exercisable for such shares or equity interests relating to or based on the value of the equity securities of any Company Subsidiary, (ii) obligations of any Company Subsidiary to repurchase, redeem or otherwise acquire any capital stock or equity securities of any of the Company Subsidiaries or (iii) voting trusts or similar agreements to which any Company Subsidiary is a party with respect to the voting or registration of capital stock or other equity interests of any Company Subsidiary at a meeting. No Company Subsidiary has any obligation to grant any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any security issued by the Company or any Company Subsidiary.

(c)    There are no outstanding bonds, debentures, notes or other Indebtedness of any Company Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which stockholders of any Company Subsidiary may vote.

Section 3.04    Authority.

(a)    The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement subject, in the case of the Merger, to the receipt of the affirmative vote of the holders of a majority of the voting power of all shares of Company Common Stock entitled to vote thereon (the “Company Stockholder Approval”). Assuming receipt of the Company Stockholder Approval, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions, have been duly authorized by all necessary corporate action on the part of the Company’s board of directors and, other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no additional corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the Transactions. This Agreement has been, and any other agreements or instruments to be delivered pursuant hereto by the Company will be, duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery of this Agreement and any such other agreements or instruments by Parent, HH Finance and Sub, as applicable, and assuming the accuracy of the representations and warranties contained in Section 4.06(b)) this Agreement constitutes, and when executed and delivered, such other agreements and instruments will constitute, the valid and legally binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar Laws of general application, now or hereafter in effect, affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b)    The Company’s board of directors has unanimously (i) approved, adopted and declared advisable this Agreement, (ii) approved the execution, delivery and performance of this Agreement by the Company and consummation by the Company of the Transactions, (iii) determined that this Agreement and the Transactions are in the best interests of the Company and its stockholders, (iv) directed that the adoption of this Agreement be submitted to a vote of the Company’s stockholders at a duly called and held meeting of such stockholders for such purpose

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(the “Company Stockholders Meeting”) and (v) resolved to recommend that the Company’s stockholders adopt this Agreement in accordance with the applicable provisions of Delaware Law at the Company Stockholders Meeting on the terms and subject to the conditions set forth in this Agreement, in each case, by resolutions duly adopted, which resolutions, subject to Section 5.03, have not been subsequently rescinded, withdrawn or modified.

Section 3.05    No Conflict; Required Filings and Consents.

(a)    Assuming the accuracy of the representations and warranties contained in Section 4.06(b), none of the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the Transactions will: (i) conflict with or violate any provision of (A) the Company Charter or Company Bylaws or (B) any of the organizational documents of any Company Subsidiary; (ii) assuming the filing of the Certificate of Merger with the Delaware Secretary of State and assuming that all consents, approvals and authorizations described in Section 3.05(b) have been obtained and all filings and notifications described in Section 3.05(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any Company Subsidiary or any of their respective properties or assets; or (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than a Permitted Lien) upon any of the respective properties, rights or assets of the Company or any Company Subsidiary pursuant to, any Company Material Contract or material Lease to which the Company or any Company Subsidiary is a party (or by which any of their respective properties or assets are bound) or any Company Permit, except, with respect to clauses (i)(B), (ii) and (iii), as contemplated by Section 2.03 or for (A) any such consents, approvals and authorizations, the failure to obtain which would not, individually or in the aggregate, (1) reasonably be expected to have a Company Material Adverse Effect or (2) reasonably be expected to prevent or materially delay the consummation by the Company or the Company Subsidiaries of the Merger or any other Transactions and (B) any such conflicts, violations, breaches, losses, defaults, terminations, rights of termination, vesting, amendment, acceleration or cancellation or Liens that would not, individually or in the aggregate, (1) reasonably be expected to have a Company Material Adverse Effect or (2) reasonably be expected to prevent or materially delay the consummation by the Company or the Company Subsidiaries of the Merger or any other Transactions.

(b)    None of the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the Transactions will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity with respect to the Company or any Company Subsidiary or any of their respective properties or assets, other than (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) the filing of a premerger notification and report form under the HSR Act and the receipt, termination or expiration, as applicable, of waivers, consents, approvals, waiting periods or agreements required under the HSR Act or any other applicable U.S. or foreign competition, antitrust, merger control or investment Laws (together with the HSR Act, “Antitrust Laws”), (iii) compliance with, and such filings as may be required under, any Environmental Laws, (iv) compliance with the applicable

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requirements of the Exchange Act, the Securities Act or any applicable states securities, takeover and “blue sky” laws, (v) filings as may be required under the rules and regulations of the Nasdaq, (vi) such consents, approvals, authorizations, permits, filings, registrations or notifications as may be required as a result of the identity of Parent or any of its affiliates and (vii) where the failure to obtain such consents, approvals, authorizations or permits of, or to make such filings, registrations with or notifications to, any Governmental Entity would not, individually or in the aggregate, (A) reasonably be expected to have a Company Material Adverse Effect or (B) reasonably be expected to prevent or materially delay the consummation by the Company or the Company Subsidiaries of the Merger or any other Transactions.

Section 3.06    Permits; Compliance with Laws.

(a)    The Company and each Company Subsidiary is in possession of all authorizations, licenses, permits, certificates, variances, exemptions, approvals, orders, registrations and clearances of any Governmental Entity (each, a “Permit”) necessary for the Company and each Company Subsidiary to own, lease and operate its properties and assets, and to carry on and operate its businesses as currently conducted (the “Company Permits”), and all such Company Permits are in full force and effect, except where the failure to possess, or the failure to be in full force and effect of, any Company Permits would not, individually or in the aggregate, (A) reasonably be expected to have a Company Material Adverse Effect or (B) reasonably be expected to prevent or materially delay the consummation by the Company or the Company Subsidiaries of the Merger or any other Transactions.

(b)    The Company and each of the Company Subsidiaries is, and since January 1, 2018 has been in compliance with all Laws applicable to the Company, the Company Subsidiaries and their respective businesses and activities and properties or assets owned or used by them, except for such non-compliance that would not, individually or in the aggregate, (A) reasonably be expected to have a Company Material Adverse Effect or (B) reasonably be expected to prevent or materially delay the consummation by the Company or the Company Subsidiaries of the Merger or any other Transactions. No investigation, review or audit by any Governmental Entity with respect to the Company or any Company Subsidiary is pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary, except for such investigations, reviews and audits the outcomes of which would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries, taken as whole.

Section 3.07    Company SEC Documents; Financial Statements. Since January 1, 2018, the Company has timely filed with or furnished to (as applicable) the SEC all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules, certifications and documents (including exhibits and all other information incorporated therein) required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) (such documents and any other documents filed or furnished by the Company with the SEC, as have been supplemented, modified or amended since the time of filing, collectively, the “Company SEC Documents”) and has timely paid all fees due in connection therewith. As of their respective filing dates or, if supplemented, modified or amended since the time of filing, as of the date of the most recent supplement, modification or amendment, the Company SEC

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Documents (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (b) complied as to form in all material respects with all applicable requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder, in each case as in effect on the date each such document was filed with or furnished to the SEC. None of the Company Subsidiaries is currently required to file periodic reports with the SEC. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any Company SEC Documents. No Company Subsidiary is subject to the reporting requirements of any foreign Governmental Entity that regulates securities or any applicable foreign securities Law or any exchange or quotation service. Since January 1, 2018, the Company has been and is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules and regulations of the Nasdaq. The audited consolidated financial statements and unaudited consolidated interim financial statements (including, in each case, any notes thereto) of the Company and the consolidated Company Subsidiaries included in or incorporated by reference into the Company SEC Documents (collectively, the “Company Financial Statements”) (i) complied in all material respects, and were prepared in accordance with, in all material respects, all applicable accounting requirements and the rules and regulations of the SEC, the Exchange Act and the Securities Act with respect thereto, (ii) were, except as may be indicated in the notes thereto, prepared in accordance with GAAP (as in effect in the United States on the date of such Company Financial Statement) applied on a consistent basis during the periods involved except, in the case of unaudited statements, for normal year-end adjustments and the absence of notes that will not be material in amount or effect, (iii) present fairly, in all material respects, the consolidated financial position of the Company and the consolidated Company Subsidiaries and the results of their operations and their cash flows as of the dates and for the periods referred to therein (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal year-end adjustments that were not or will not be material in amount or effect) and (iv) have been prepared from and are in accordance with the books, records and accounts of the Company and the Company Subsidiaries. There are no unconsolidated Subsidiaries of the Company.

Section 3.08    Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company or any of the Company Subsidiaries expressly for inclusion or incorporation by reference in the Proxy Statement will, at the time such Proxy Statement is filed with the SEC, at any time such Proxy Statement is amended or supplemented or at the time such Proxy Statement is first published, sent or given to the holders of Shares, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the Company or the Company Subsidiaries or other information supplied by the Company expressly for inclusion or incorporation by reference therein, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder and other applicable Law. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by Parent or Sub or any of their representatives specifically for inclusion (or incorporation by reference) therein.

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Section 3.09    Internal Controls and Disclosure Controls. The Company has designed and maintains, and has at all times since January 1, 2019 maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurances regarding the reliability of financial reporting for the Company and the Company Subsidiaries and to provide reasonable assurance (a) that transactions are recorded as necessary to permit the preparation of financial statements in accordance with GAAP, (b) that receipts and expenditures of the Company are made only in accordance with the authorizations of management and the directors of the Company and (c) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that would have a material effect on the financial statements of the Company. The Company has designed disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) intended to provide reasonable assurance that (x) material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (y) all such information is accumulated and communicated to the Company’s management, as appropriate, to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports. Since January 1, 2019 through the first quarter of 2020, based on the most recently completed evaluation prior to the date hereof of the Company’s internal control over financial reporting, the Company has disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors, (i) any “significant deficiencies” and “material weaknesses” in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, (ii) any fraud, whether or not material, that involves the Company’s management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting or (iii) any written claim or allegation regarding any of the foregoing. The terms “significant deficiencies” and “material weaknesses” have the meanings assigned to such terms in Rule 12b-2 promulgated under the Exchange Act.

Section 3.10    Absence of Certain Changes.

(a)    Except as otherwise expressly contemplated by this Agreement, from December 31, 2019 through the date of this Agreement, the businesses of the Company and the Company Subsidiaries have been conducted in the ordinary course of business in all material respects.

(b)    Since December 31, 2019, through the date of this Agreement, neither the Company nor any Company Subsidiary has undertaken any action that if taken after the date of this Agreement would require Parent’s consent pursuant to, or otherwise would not be in compliance with Section 5.01(c), Section 5.01(f), Section 5.01(g), Section 5.01(h), Section 5.01(k), Section 5.01(p), Section 5.01(r), Section 5.01(s) or Section 5.01(t).

(c)    Since December 31, 2019 through the date hereof, there have not been any changes, circumstances, events or effects that, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect.

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Section 3.11    Undisclosed Liabilities. Neither the Company nor any of the Company Subsidiaries has, or is subject to, any liabilities or obligations of any nature (whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise), other than liabilities and obligations (a) disclosed, reserved against or provided for in the unaudited consolidated balance sheet of the Company as of March 31, 2020 or in the notes thereto, (b) incurred in the ordinary course of business in all material respects since March 31, 2020 and that did not arise from any breach of a Contract, violation of Law, tort or infringement, misappropriation or other violation of Intellectual Property Rights, (c) incurred or permitted to be incurred under this Agreement or incurred in connection with the transactions contemplated hereby or otherwise disclosed in the Company Disclosure Letter, (d) incurred pursuant to the terms of any Contract (other than a breach thereof) or (e) that otherwise would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.12    Litigation. There is no suit, claim, action, proceeding, litigation, mediation or arbitration by or before any Governmental Entity (collectively, “Proceeding”), investigation, audit, inquiry, material subpoena, material civil investigative demand or other material request for information to which the Company or any Company Subsidiary is a party or that otherwise involves their respective properties, assets or businesses, pending or, to the knowledge of the Company, threatened, that, individually or in the aggregate, would reasonably be expected to be material and adverse to the Company and the Company Subsidiaries, taken as a whole. Neither the Company nor any Company Subsidiary, nor any of their respective assets or properties is subject to any outstanding Judgment unrelated to this Agreement that, individually or in the aggregate, would reasonably be expected to be material and adverse to the Company and the Company Subsidiaries, taken as a whole. As of the date of this Agreement, there is no Proceeding to which the Company or any Company Subsidiary is a party pending or, to the knowledge of the Company, threatened seeking to prevent, hinder, modify, delay or challenge any of the Transactions that would reasonably be expected to prevent or materially delay the Closing.

Section 3.13    Employee Benefits.

(a)    Section 3.13(a) of the Company Disclosure Letter sets forth, by jurisdiction, a true and complete list of each material Company Benefit Plan. For purposes of this Agreement, “Company Benefit Plan” means each “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder (“ERISA”) (whether or not subject to ERISA), and each other benefit or compensation plan, policy, program, Contract, agreement or arrangement, in each case, sponsored, contributed to (or required to be contributed to), or maintained by the Company or any Company Subsidiary, or under or with respect to which the Company or any Company Subsidiary has any current or contingent liability or obligation, other than any plan, policy, program, or arrangement which is required to be maintained by applicable Law and maintained by a Governmental Entity. With respect to each material Company Benefit Plan, the Company has made available to Parent true and complete copies (to the extent applicable) of (i) the current plan document, including all amendments thereto, or, if unwritten, a written summary of such plan, (ii) the most recent summary plan description (with all summaries of material modifications thereto), annual report with all schedules and attachments as filed, actuarial valuation report and financial statements, (iii) the related insurance Contracts, trust agreements or other funding arrangements, and (iv) the most recent determination or opinion letter relating to each Company Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code.

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(b)    Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, (i) each Company Benefit Plan has been established, maintained, funded and administered in compliance with its terms and all applicable Laws, including ERISA and the Code, (ii) with respect to each Company Benefit Plan, all contributions, distributions, reimbursements and premium payments that are due have been timely made in accordance and compliance with the terms of the Company Benefit Plan, or if not yet due, properly accrued, (iii) neither the Company nor any Company Subsidiary has incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any Tax under Section 4980B, 4980D or 4980H of the Code, (iv) neither the Company nor any of its Subsidiaries has any current or contingent liability or obligation by reason of an individual who performs or performed services for the Company or any Company Subsidiary in any capacity being improperly excluded from participating in any Company Benefit Plan or any person being improperly allowed to participate in any Company Benefit Plan, (v) there are no Proceedings (other than for routine claims for benefits) pending or, to the knowledge of the Company, threatened with respect to any Company Benefit Plan, and (vi) each Company Benefit Plan that is subject to Section 409A of the Code complies in all respects, in form and operation, with the requirements of Section 409A of the Code and the guidance thereunder. Each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has either received a current favorable determination letter from the Internal Revenue Service as to its qualified status or is the subject of a current advisory or opinion letter for a preapproved plan upon which the Company and its Subsidiaries are entitled to rely upon, and nothing has occurred which could reasonably be expected to adversely affect the qualification of such Company Benefit Plan.

(c)    Section 3.13(c) of the Company Disclosure Letter lists each Company Benefit Plan that provides, health or life insurance or other welfare-type benefits after retirement or other termination of employment or service, other than as required by Law and the full cost of which is borne by the employee or former employee (or any beneficiary of the employee or former employee).

(d)    At no time during the six (6)-year period prior to the date of this Agreement has the Company, any Company Subsidiary or any of their respective ERISA Affiliates sponsored, maintained, contributed to or had any obligations to contribute to, or has any current or contingent liabilities or obligation with respect to or under: (i) any “defined benefit plan” (as defined in Section 3(35) of ERISA or any other benefit plan subject to Section 302 or Title IV of ERISA or Section 412 of the Code); (ii) any “multiple employer plan” (within the meaning of Section 413(c) of the Code or Section 210 of ERISA); (iii) any “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA); or (iv) any “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA). Neither the Company nor any Company Subsidiary has any current or contingent liability or obligation by reason of at any time being considered a single employer under Section 414 of the Code with any other person.

(e)    Except as contemplated under this Agreement, neither the execution nor delivery of this Agreement, stockholder approval of this Agreement, nor the consummation of the contemplated transactions contemplated hereby would reasonably be expected to, whether alone

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or in combination with any other event(s), (i) accelerate the time of payment or vesting, or increase the amount, of compensation or benefits due to any Company Employee, (ii) cause the Company to transfer or set aside any assets to fund any benefits under any Company Benefit Plan, (iii) limit or restrict the right of the Company to merge, amend or terminate any of the Company Benefit Plans, or (iv) result in any payment under any of the Company Benefit Plans or any other arrangement that would not be deductible under Section 280G of the Code. No Company Benefit Plan provides for a “gross-up” or similar payment, including in respect of any amount of “excise tax” that may become payable under Section 4999 or Section 409A of the Code.

(f)    With respect to each Company Benefit Plan that primarily covers employees based outside of the United States and/or that is governed by the Laws of any jurisdiction outside of the United States (each, a “Foreign Plan”), without limiting the generality of subsections (a) through (f) above, except as would not reasonably be expected to be material and adverse to the Company and the Company Subsidiaries, taken as a whole, each Foreign Plan: (i) if intended to qualify for special Tax treatment, meets all the requirements for such treatment; (ii) if required to be funded, book-reserved or secured by an insurance policy, is funded, book-reserved, or secured by an insurance policy, as applicable, based on reasonable actuarial assumptions in accordance with applicable accounting principles; (iii) if required to be registered under the Laws of a jurisdiction outside the United States has been timely registered and has been maintained in good standing with the appropriate regulatory authorities; (iv) is not a defined benefit plan (as defined in ERISA, whether or not subject to ERISA), seniority premium, termination indemnity, provident fund, gratuity or similar plan or arrangement, in each case, that has any unfunded or underfunded liabilities; and (v) has been established, administered, funded, maintained and operated in compliance with all applicable Laws. Except as would not reasonably be expected to be material and adverse to the Company and Company Subsidiaries, taken as a whole, all employer contributions required to be made by the Company or any Company Subsidiary to any plan or arrangement maintained by a Governmental Entity have been timely made, or if not yet due, properly accrued.

Section 3.14    Labor. There is, and since January 1, 2018 there has been, no labor strike, slowdown, lockout, or other material labor dispute or union organizing activity pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary. Except as set forth on Section 3.14 of the Company Disclosure Letter, neither the Company nor any Company Subsidiary is a party to, or bound by, any collective bargaining agreement or similar agreement or arrangement with any labor union, works council, or other labor organization, and neither the Company nor any Company Subsidiary has recognized any such labor union, works council, or other labor organization for purposes of collective bargaining or otherwise. No employee of the Company or any Company Subsidiary is represented by a labor union, works council, or other labor organization. With respect to the transactions contemplated by this Agreement, the Company and each Company Subsidiary has satisfied any notice, consultation, bargaining or similar obligations owed to its employees or their representatives under applicable Law or collective bargaining or other labor Contract. Except as individually or in the aggregate would not be expected to be material and adverse to the Company and the Company Subsidiaries, taken as a whole, (a) the Company is in compliance with all applicable Laws relating to labor and employment matters, (b) the Company and each Company Subsidiary has fully and timely paid all wages, salaries, wage premiums, commissions, bonuses, fees, and other compensation that has come due and payable to its current and former employees and other individual service providers

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pursuant to applicable Law, Contract or employment policy, and (c) all individuals who are providing, or within the past three (3) years have provided, services to the Company or any Company Subsidiary and are or were classified by the Company or any Company Subsidiary as independent contractors or other non-employee service providers are and were properly classified as such for all applicable purposes. The Company and the Company Subsidiaries, have no material outstanding liabilities under the Worker Adjustment and Retraining Notification Act or any similar Law (the “WARN Act”).

Section 3.15    Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole:

(a)    The Company and each Company Subsidiary have timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by the Company and each Company Subsidiary and have paid all Taxes (whether or not shown as due on such filed Tax Returns). All such Tax Returns are true, correct and complete. All Taxes which the Company or any Company Subsidiary has been required by Law to withhold or to collect for payment have been duly withheld and collected and have been paid to the appropriate Governmental Entity.

(b)    No deficiency with respect to Taxes has been assessed in writing against the Company or any Company Subsidiary which has not been fully paid, otherwise finally resolved or adequately reserved in the Company Financial Statements in accordance with GAAP.

(c)    During the two (2)-year period ending on the date of this Agreement, neither the Company nor any Company Subsidiary constituted either a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code.

(d)    Other than Permitted Liens, as of the date of this Agreement there are no Liens with respect to any Taxes on the assets of the Company or any Company Subsidiary.

(e)    There is no claim, action, suit, proceeding or investigation (including an audit) pending or, to the knowledge of the Company, threatened in writing against or with respect to the Company or any Company Subsidiary in respect of any Tax or Tax asset.

(f)    No claim has been made in writing by any Governmental Entity in a jurisdiction where the Company and/or the Company Subsidiaries do not file Tax Returns that the Company or any Company Subsidiary is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.

(g)    No written agreement or other written document waiving or extending, or having the effect of waiving or extending, the statute of limitations or the period of assessment or collection of any Taxes relating to the Company or any Company Subsidiary has been filed or entered into with any Governmental Entity.

(h)    Neither the Company nor any Company Subsidiary (i) is party to any Tax indemnification, separation, sharing or similar agreement or arrangement (other than any such agreement solely between the Company and the Company Subsidiaries or an agreement the principal subject matter of which is not Tax), (ii) has entered into a currently outstanding closing

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agreement pursuant to Section 7121 of the Code, or any predecessor provision or any similar provision of state, local or non-U.S. law or (iii) has any liability for the Taxes of any person (other than the Company or any Company Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. law) or as a transferee or successor.

(i)    Neither the Company nor any Company Subsidiary has engaged in any “listed transaction” as defined in Treasury Regulation Section 1.6011-4(b)(2).

(j)     Neither the Company nor any Company Subsidiary will be required to include any item or amount of income in, or exclude any item or amount of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any change in or use of an improper method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date, (ii) any “closing agreement,” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. income Tax law), (iii) prepaid amounts or deferred revenue received on or prior to the Closing Date outside of the ordinary course of business, (iv) installment sale or open transaction disposition made on or prior to the Closing Date, (v) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or non-U.S. income Tax Law), or (vi) election under Section 108(i) of the Code. Neither the Company nor any Company Subsidiary will be required to make any payment after the Closing Date as a result of an election under Section 965 of the Code.

Section 3.16    Properties.

(a)    Neither the Company nor any Company Subsidiary owns any real property.

(b)    Section 3.16(b) of the Company Disclosure Letter sets forth a complete and correct list as of the date of this Agreement of the street address of each material real property leased, subleased, licensed or otherwise used or occupied by the Company or any Company Subsidiary (collectively, the “Leased Real Property”).

(c)    The Company has delivered to Parent a true and complete copy of each such Lease document as in effect on the date hereof. Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company Subsidiaries, taken as a whole, the Company or a Company Subsidiary has a valid leasehold estate in or a valid right to use all Leased Real Property, in each case free and clear of all Liens except for Permitted Liens. With respect to each of the Leases, except as would not, individually or on the aggregate, reasonably be expected to be material and adverse to the Company Subsidiaries, taken as a whole, (i) such Lease is legal, valid, binding, enforceable and in full force and effect; (ii) the Company’s or Company Subsidiary’s possession and quiet enjoyment of the Leased Real Property under such Lease has not been disturbed, and to the Company’s knowledge, there are no disputes with respect to such Lease; (iii) neither the Company or Company Subsidiary nor any other party to the Lease is in breach or default under such Lease, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease; (iv) the Company or Company Subsidiary has not subleased, licensed or otherwise granted any person the right to use or occupy such Leased Real Property or any portion thereof; and (v) the Company or Company Subsidiary has not collaterally assigned or granted any other security interest in such Lease or any interest therein.

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Section 3.17    Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(a)    The Company and each Company Subsidiary is, and has been since January 1, 2018, in compliance with those Environmental Laws applicable to their respective operations, assets and properties (including timely applying for, obtaining, possessing and complying with any required Environmental Permits), and there are no administrative or judicial Proceedings pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary and in the three (3) years preceding the date of this Agreement none of the Company or any Company Subsidiary has received any written request for information from a Governmental Entity or any notice, demand, letter, citation, summons, complaint, penalty or claim, in either case, alleging that the Company or such Company Subsidiary is in violation of, or liable under, any Environmental Law; and

(b)    Neither the Company nor any Company Subsidiary has received any written notice of, and to the knowledge of the Company there are no, Hazardous Substances present in, at, on or under any of the real property owned or leased by the Company or any Company Subsidiary, either as a result of the operations of the Company or any Company Subsidiary or, to the knowledge of the Company, otherwise, that, in either case, would reasonably be expected to result in a liability under Environmental Laws on the part of the Company or any Company Subsidiary.

Section 3.18    Intellectual Property.

(a)    Section 3.18(a) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof all issuances and registrations of, and applications to register, Patents, Trademarks, Internet domain names, or Copyrights, in each case that are owned by the Company or any Company Subsidiary and are material to the business of the Company and the Company Subsidiaries as currently conducted (collectively, the “Company Registered Intellectual Property Rights”). Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries taken as a whole, (i) neither the Company nor any of the Company Subsidiaries has received, in the three (3) years preceding the date of this Agreement, any written charge, complaint, claim, demand or notice challenging the validity or enforceability of any of the Company Registered Intellectual Property Rights that has not been settled or otherwise fully resolved and (ii) all Company Registered Intellectual Property Rights are subsisting and, to the knowledge of the Company, valid and, other than pending applications, enforceable.

(b)    Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries taken as a whole, the Company and the Company Subsidiaries own or have a valid and enforceable right to use all Patents, Trademarks, Copyrights, Internet domain names, rights in Software, Trade Secrets, and all other intellectual property and intangible proprietary rights throughout the world (collectively, “Intellectual Property Rights”) that are material to and used in or necessary for the conduct of the business of the Company and the Company Subsidiaries as currently conducted (the “Company

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Intellectual Property Rights”), which, except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries, taken as a whole, shall be available for use by the Company immediately after the Closing Date on terms and conditions the same to those immediately prior to the Closing Date.

(c)    Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries taken as a whole, the Company or a Company Subsidiary, as applicable, exclusively owns all Intellectual Property Rights that are owned, or purported to be owned, by the Company or any Company Subsidiary (collectively, the “Company-Owned IP”) free and clear of all Liens except Permitted Liens and the Company or a Company Subsidiary, as applicable, has the right to bring actions for infringement, misappropriation, unauthorized use, or other violation of any Company-Owned IP. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries taken as a whole, each person who has contributed to, developed, or conceived any Company-Owned IP has entered into a valid agreement pursuant to which such person has effectively assigned all of such person’s rights, title and interest in and to such Company-Owned IP to the Company or one of the Company Subsidiaries.

(d)    The conduct of the business of the Company and the Company Subsidiaries as currently conducted does not infringe upon, misappropriate or make unauthorized use of, and in the last three (3) years has not infringed upon, misappropriated, or made unauthorized use of, any Intellectual Property Rights of any other person, except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries taken as a whole. None of the Company or any of the Company Subsidiaries has received, in the three (3) years preceding the date of this Agreement, any written charge, complaint, claim, demand or notice alleging any such infringement, misappropriation or unauthorized use by the Company or any of the Company Subsidiaries that has not been settled or otherwise fully resolved, except for any such infringement, misappropriation or unauthorized use that would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries taken as a whole.

(e)    To the knowledge of the Company, as of the date of this Agreement, no other person is infringing upon, misappropriating or making unauthorized use of any Company-Owned IP, except for any such infringement, misappropriation or unauthorized use that would not, individually or in the aggregate, reasonably be expected be material and adverse to the Company and the Company Subsidiaries taken as a whole. None of the Company or any of the Company Subsidiaries has delivered, in the twelve (12) months preceding the date of this Agreement, any written charge, complaint, claim, demand or notice alleging any such infringement, misappropriation or unauthorized use by any other person that has not been settled or otherwise fully resolved in all material respects, except for any such infringement, misappropriation or unauthorized use that would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries taken as a whole.

(f)    The Company and the Company Subsidiaries have taken reasonable measures to protect and maintain (i) material Company-Owned IP (including the confidentiality of any material Trade Secrets forming a part of the Company-Owned IP) and (ii) the integrity, continuous operation and security of the Company Systems that are material to the business of the Company

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and the Company Subsidiaries as currently conducted. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries taken as a whole, in the last twelve (12) months, there has not been any failure with respect to any of the Company Systems that has not been remedied in all respects.

(g)    Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries taken as a whole, (i) no material Company Software is subject to any open source software in a manner or relation that has required or would require any public distribution, license or disclosure of any such Software in source code form or at no or minimal charge, and (ii) there has been no distribution, license, disclosure, escrow, or grant of any other rights (or agreement, whether contingent or otherwise, to do any of the foregoing) with respect to any Company Software in source code format.

(h)    The Company and the Company Subsidiaries (i) maintain reasonable policies and procedures regarding cyber-security, data privacy, protection and security that materially comply with Data Security Requirements, and (ii) are compliant in all material respects therewith and with all other Data Security Requirements. To the knowledge of the Company, there has been no material (A) unauthorized use, disclosure or modification of, or access to, any Company Data in the possession or control of the Company or any Company Subsidiary or (B) security breach or intrusion into any Company Systems. There has been no circumstance requiring the Company or any Company Subsidiary to notify a Governmental Entity or any other person of a data security breach or violation of any Data Security Requirements, except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries, taken as a whole. The transactions contemplated by this Agreement will not result in any material liabilities in connection with any Data Security Requirements.

Section 3.19    Material Contracts.

(a)    All Contracts, including amendments thereto, required to be filed as an exhibit to any report of the Company filed pursuant to the Exchange Act of the type described in Item 601(b)(10) of Regulation S-K promulgated by the SEC have been filed. All true and complete copies of such filed Contracts shall be deemed to have been made available to Parent.

(b)    Except for the Contracts described in the second sentence of Section 3.19(a), Section 3.19(b) of the Company Disclosure Letter sets forth a true and complete list, and the Company has made available to Parent true and complete copies, of each Contract, including amendments thereto, to which the Company or any of the Company Subsidiaries is a party or by which it is bound or to which any of their respective assets are subject, as of the date of this Agreement, that:

(i)    is a partnership or joint venture arrangement or arrangement where the Company or a Company Subsidiary and a third party jointly offer products and services and share the profits thereof, in each case, that is material to the Company and the Company Subsidiaries, taken as a whole;

(ii)    provides for the creation, incurrence, assumption or guarantee of Indebtedness of the Company or any Company Subsidiary in an amount in excess of $1,000,000

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(except for such Indebtedness between the Company and any of the Company Subsidiaries or between the Company Subsidiaries, guarantees by the Company of Indebtedness of any of the Company Subsidiaries and guarantees by any of the Company Subsidiaries of Indebtedness of the Company or any other Company Subsidiary);

(iii)    is a Contract with an affiliate that would be required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act;

(iv)    grants any rights of first refusal, rights of first negotiation or other similar rights to any person with respect to the sale of any material business of the Company or any Company Subsidiaries;

(v)    is a mortgage, pledge, security agreement, deed of trust or other Contract granting a material Lien, other than a Permitted Lien, on any property or asset of the Company or any Company Subsidiary (other than any such item that relates to Indebtedness that is not required to be listed by Section 3.19(b)(ii));

(vi)    provides for the acquisition or disposition of any business of the Company or any Company Subsidiary (including equity interests) (whether by merger, sale of stock, sale of assets, or otherwise) other than this Agreement (A) entered into since January 1, 2019 and which involves an asset or equity value in excess of $1,000,000 or (B) pursuant to which any material earn-out, deferred or contingent payment or indemnification obligations remain outstanding (excluding indemnification obligations in respect of representations and warranties and covenants that survive indefinitely or for periods equal to a statute of limitations and excluding obligations to indemnify directors and officers pursuant to acquisition agreements);

(vii)    provides for the settlement or conciliation of any litigation or law suit with an amount in excess of $250,000 remaining to be paid by the Company or any Company Subsidiary to the other party thereto or which affects the conduct of the business of the Company and the Company Subsidiaries, taken as a whole, in a material respect;

(viii)    (A) imposes exclusivity or non-competition covenants on the Company or any Company Subsidiary (including levying a fine, charge or other payment on the Company or any Company Subsidiary for engaging in any business with any person) or otherwise restricts the ability of the Company or any Company Subsidiary to compete in any line of business or geographic area that, in each case, is material to the Company and the Company Subsidiaries, taken as a whole, (B) contains “most favored nation” or similar favorable pricing provisions that, in each case, is material to the Company and the Company Subsidiaries, taken as a whole, (C) has any standstill or similar agreement pursuant to which the Company or any Company Subsidiary has agreed not to acquire any assets or securities of another person or (D) would restrict the business or operations of Parent or any of its Subsidiaries (other than the Company and the Company Subsidiaries) in a material respect following the Closing and is not terminable within 120 days’ notice without penalty;

(ix)    is a Contract with a customer pursuant to which the Company or any Company Subsidiary provides services or products to such customer and (A) received in excess of $10,000,000 in fees during the period beginning on January 1, 2019 and ending on December 31, 2019 or (B) the Company or any Company Subsidiary expects to receive in excess of $10,000,000 in fees during the period beginning on January 1, 2020 and ending on December 31, 2020;

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(x)    is a vendor Contract pursuant to which (A) the Company or any Company Subsidiary paid in excess of $5,000,000 for goods or services during the period beginning on January 1, 2019 and ending on December 31, 2019 or (B) the Company or any Company Subsidiary expects to pay in excess of $5,000,000 for goods and services during the period beginning on January 1, 2020 and ending on December 31, 2020;

(xi)    is a Contract relating to the provision of IT, co-location and related services to the Company, which services are used by the Company to fulfill its obligations to provide software and data hosting services to customers (other than Contracts for generally commercially available services subject to standard unmodified commercial terms, for which the aggregate annual fees or other consideration paid or payable by the Company or any Company Subsidiary is less than $500,000);

(xii)     is a Contract with any Governmental Entity or, to the knowledge of the Company, is any material subcontract (at any tier) under or for the purpose of fulfilling a contract or order from a Governmental Entity as the ultimate customer; and

(xiii)    pursuant to which the Company or any Company Subsidiary has granted any other person a license or ownership or other rights to exploit any Company-Owned IP that is material to the business of the Company and the Company Subsidiaries as currently conducted, or any other person has granted the Company or any Company Subsidiary a license or ownership or other rights to exploit any Intellectual Property Right material to the business of the Company and the Company Subsidiaries as currently conducted (other than (A) non-exclusive licenses granted by the Company or any Company Subsidiary to customers in the ordinary course of business, (B) licenses to the Company or any Company Subsidiary for Off-the-Shelf Software, (C) non-disclosure or confidentiality agreements entered into in the ordinary course of business, (D) Intellectual Property Right assignment agreements entered into with the Company’s or any Company Subsidiary’s employees or contractors in the ordinary course of business, or (E) licenses of “open source” Software).

Each Contract described in Section 3.19(a) or Section 3.19(b) (whether or not set forth in Section 3.19(b) of the Company Disclosure Letter) is referred to in this Agreement as a “Company Material Contract.”

(c)    Neither the Company nor any Company Subsidiary is (with or without notice or lapse of time or both) in material breach of or material default under the terms of any Company Material Contract. To the knowledge of the Company no other party to any Company Material Contract is in material breach of or material default under the terms of any Company Material Contract. Each Company Material Contract is valid, binding and in full force and effect with respect to the Company and the Company Subsidiaries to the extent a party thereto and, to the knowledge of the Company, each other party thereto, in each case, subject to the Bankruptcy and Equity Exception and other than expirations of Company Material Contracts in accordance with their terms (in each case to the extent occurring after the date of this Agreement). Since January 1, 2018, no event has occurred or not occurred through the Company’s or any Company

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Subsidiary’s action or inaction or, to the knowledge of the Company, through the action or inaction of any third party, that with notice or the lapse of time or both would constitute a material breach of or material default under the terms of any Company Material Contract that has not been resolved.

Section 3.20    Compliance with Anti-Corruption & Sanctions Laws.

(a)    Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, neither the Company, nor any Company Subsidiary, nor any of their officers, directors, employees or, to the knowledge of the Company, agents, has made, offered, promised or authorized any payment or gift of any anything of value, directly or indirectly, to or for the benefit of any government official, or any other person, in order to assist the Company or the Company Subsidiaries in obtaining or retaining business or otherwise securing any improper advantage in violation of applicable Anti-Corruption Laws.

(b)    Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and the Company Subsidiaries, taken as a whole, neither the Company nor any of the Company Subsidiaries, nor any of their officers, directors, employees or, to the knowledge of the Company, agents (i) is a Sanctioned Person, (ii) has transacted (or, in the case of any such directors, officers, employees or agents, has transacted in connection with their respective employment or engagement by the Company or Company Subsidiaries) business with any Sanctioned Person or in any Sanctioned Country, except pursuant to a license from the United States or unless otherwise permitted by applicable Law, or (iii) is or has been the subject of any voluntary disclosure or enforcement action related to violation of Sanctions Laws and, to the knowledge of the Company, there are no circumstances likely to give rise to such disclosure or enforcement action.

(c)    The Company and the Company Subsidiaries have implemented and maintain a system of internal controls designed to provide reasonable assurance that violations of Anti-Corruption and Sanctions Laws will be prevented, detected and deterred.

Section 3.21    Insurance. All Insurance Policies maintained by the Company and the Company Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as the management of the Company reasonably has determined to be prudent or as is required by Law or regulation, and all premiums due and payable thereon have been paid. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) neither the Company nor any Company Subsidiary is in breach of or default under any of the Insurance Policies; and (b) neither the Company nor any Company Subsidiary has taken any action or failed to take any action which, with notice or the lapse of time or both, would constitute such a breach or default or permit termination or material modification of any of the Insurance Policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since January 1, 2020, the Company has not received any written notice of termination or cancellation or denial of coverage with respect to any of the Insurance Policies held or maintained by the Company and the Company Subsidiaries.

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Section 3.22    Opinion of the Company’s Financial Advisor. On or prior to the date of this Agreement, the Company’s board of directors has received the opinion of Citigroup Global Markets Inc. to the effect that, as of the date of such opinion and based on and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be paid to the holders of Company Common Stock (other than as specified in such opinion) pursuant to this Agreement is fair, from a financial point of view, to such holders.

Section 3.23    Takeover Statutes. Assuming the accuracy of the representation contained in Section 4.06(b), no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other anti-takeover Law of the State of Delaware (a “Takeover Statute”) or any similar provision in the Company Charter or Company Bylaws is applicable to, or at the Effective Time will be applicable to, this Agreement or any of the Transactions. The Company is not party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan that will be triggered by the Transactions.

Section 3.24    Brokers. No broker, finder or investment banker other than Citigroup Global Markets Inc. is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Company or any of the Company Subsidiaries. The Company has provided to Parent prior to the execution and delivery of this Agreement a true, correct and complete copy of any engagement letter or other Contract between the Company and Citigroup Global Markets Inc. relating to the Transaction.

Section 3.25    Customers. Section 3.25 of the Company Disclosure Letter sets forth as of December 31, 2019, a list of the top thirty (30) customers of the Company (measured by revenue to the Company) during the year ended December 31, 2019. As of the date hereof, to the knowledge of the Company, none of such customers has provided written notice to the Company that such customer will terminate or materially reduce the purchasing volume under its Company Material Contracts with the Company pursuant to which the Company provides services or products to such customer prior to the expiration of such Contract, except in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.26    Acknowledgement of No Other Representations or Warranties. Each of the Company and Company Subsidiaries acknowledges and agrees that, except for the representations and warranties contained in Article IV or any other agreements, certificates or instruments to be delivered pursuant hereto by Parent or Sub, none of Parent or Sub or any of their respective affiliates or representatives makes or has made any representation or warranty, either express or implied, concerning Parent, Sub or the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

Parent, HH Finance and Sub hereby jointly and severally represent and warrant to the Company as follows:

Section 4.01    Organization. Each of Parent, HH Finance and Sub is a corporation or other legal entity duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization. Each of Parent, HH Finance and Sub has requisite corporate or other legal entity, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent, HH Finance and Sub to consummate the Transactions.

Section 4.02    Authority. Each of Parent, HH Finance and Sub has the requisite corporate or other legal entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions. The execution, delivery and performance of this Agreement by Parent, HH Finance and Sub and the consummation by them of the Transactions have been duly authorized by all necessary corporate or other legal entity action on the part of Parent, HH Finance and Sub, and no other corporate or other legal entity proceedings on the part of Parent, HH Finance or Sub are necessary to authorize the execution, delivery and performance by Parent, HH Finance and Sub of this Agreement or the consummation by Parent, HH Finance or Sub of the Transactions other than the approval of this Agreement by the sole stockholder of Sub (which approval Parent shall cause to occur immediately following the execution of this Agreement). This Agreement has been, and any other agreements or instruments to be delivered pursuant hereto by Parent, HH Finance or Sub will be, duly and validly executed and delivered by Parent, HH Finance and Sub and (assuming the due authorization, execution and delivery of this Agreement and any such other agreements or instruments by the Company, as applicable) this Agreement constitutes, and when executed and delivered such other agreements and instruments will constitute, the valid and binding obligation of Parent, HH Finance and Sub enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.03    No Conflict; Required Filings and Consents.

(a)    None of the execution, delivery or performance of this Agreement by Parent, HH Finance and Sub or the consummation by Parent, HH Finance and Sub of the Transactions will: (i) conflict with or violate any provision of the certificate of incorporation, bylaws or any equivalent organizational or governing documents of Parent, HH Finance or Sub; (ii) assuming that all consents, approvals and authorizations described in Section 4.03(b) have been obtained and all filings and notifications described in Section 4.03(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent, HH Finance or Sub or any of their respective properties or assets; or (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than a Permitted Lien) upon any of the respective properties or assets of Parent, HH Finance or Sub pursuant to, any Contract to which Parent, HH Finance or Sub is a party (or by which any of their respective properties or assets is bound) or any Permit held by it or them, except, with respect to clauses (ii) and (iii), for (A) any such consents and approvals, the failure to obtain which would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent, HH Finance and Sub to consummate the Transactions and (B) any such conflicts, violations, breaches, losses,

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defaults, terminations, rights of termination, vesting, amendment, acceleration or cancellation of Liens that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent, HH Finance and Sub to consummate the Transactions.

(b)    None of the execution, delivery or performance of this Agreement by or on behalf of Parent, HH Finance or Sub or the consummation by Parent, HH Finance or Sub or any of their respective affiliates of the Transactions will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity, other than (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) the filing of a premerger notification and report form under the HSR Act and the receipt, termination or expiration, as applicable, of waivers, consents, approvals, waiting periods or agreements required under any Antitrust Laws, (iii) compliance with, and such filings as may be required under, any Environmental Laws, (iv) compliance with the applicable requirements of the Exchange Act; and (v) where the failure to obtain such consents, approvals, authorizations or permits of, or to make such filings, registrations with or notifications to, any Governmental Entity would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent, HH Finance and Sub to consummate the Transactions.

Section 4.04    Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent, HH Finance or Sub or any of their respective representatives or affiliates expressly for inclusion or incorporation by reference in any Proxy Statement will, at the time such Proxy Statement is filed with the SEC, at any time such Proxy Statement is amended or supplemented or at the time such Proxy Statement is first published, sent or given to the holders of Shares, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as they relate to Parent, HH Finance or Sub or other information supplied by Parent, HH Finance or Sub expressly for inclusion or incorporation by reference therein, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder and other applicable Law. Notwithstanding the foregoing, no representation or warranty is made by Parent, HH Finance or Sub with respect to statements made or incorporated by reference in the Proxy Statement that were not supplied by or on behalf of Parent, HH Finance or Sub for use therein.

Section 4.05    Litigation. As of the date of this Agreement, there is no Proceeding to which Parent or any of its Subsidiaries is a party pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries that would reasonably be expected to prevent or materially delay the consummation by Parent, HH Finance and Sub of the Transactions. As of the date of this Agreement, none of Parent or any of its Subsidiaries is subject to any outstanding order, writ, injunction, judgment or decree that, individually or in the aggregate, would reasonably be expected to prevent or materially delay the consummation by Parent, HH Finance and Sub of the Transactions.

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Section 4.06    Capitalization and Operations of Sub; No Ownership of Company Common Stock.

(a)    As of the date of this Agreement, the authorized share capital of Sub consists of 1,000 shares of common stock, par value $0.001 per share, all of which are validly issued and outstanding. All of the issued and outstanding share capital of Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. Sub was formed solely for the purpose of engaging in the Transactions, and it has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incidental to its formation and pursuant to this Agreement or the Debt Financing.

(b)    None of Parent, Sub or any of their respective Subsidiaries beneficially owns (as defined in Rule 13d-3 under the Exchange Act) any Shares or any securities that are convertible into or exchangeable or exercisable for Shares, or holds any rights to acquire or vote any Shares, other than pursuant to this Agreement.

Section 4.07    Financing.

(a)    Parent has delivered to the Company true and complete copies of (i) the executed commitment letter, dated as of the date hereof (the “Equity Commitment Letter”), among the Parent and the other parties thereto (the “Equity Financing Sources”), pursuant to which the Equity Financing Sources have committed, subject only to the terms thereof, to invest the amounts set forth therein at the date and time at which the Closing is required to occur pursuant to Section 1.02 and to which the Company is an express third party beneficiary, subject to the terms and conditions set forth therein (the “Equity Financing”), (ii) the executed commitment letter (together with any term sheet (if any), appendices, annexes, exhibits, schedules and other attachments thereto), dated as of the date hereof (the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Financing Commitments”) from the financial institutions and other lenders party thereto (the “Lenders” and, together with the Equity Financing Source, the “Financing Sources”), pursuant to which the Lenders have committed, subject only to the terms expressly stated therein, to lend to Sub the amounts set forth therein for purposes of funding the Transactions (including without limitation, the Aggregate Merger Consideration) at the date and time at which the Closing is required to occur pursuant to Section 1.02 (the “Debt Financing” (including any replacement Debt Financing that is in place in accordance with Section 5.15(c)), and, together with the Equity Financing, the “Financing”); (iii) the executed Multicurrency Term and Revolving Credit Facilities Agreement, dated as of 20 February 2020, by and among, inter alia, Parent, as an Original Guarantor and HH Finance, as Original Borrower (as amended, restated, amended and restated, modified or supplemented prior to the date hereof, the “HH Existing Credit Agreement”), (iv) the executed Amendment and Waiver Letter (substantially in the form of which is attached to the Debt Commitment Letter as Appendix 2) (the “Amendment and Waiver Letter”) pursuant to which the lenders party to the HH Existing Credit Agreement (which constitute all of the lenders required under the HH Existing Credit Agreement to approve and enter into the Idaho Transaction Amendments (as defined below)) have agreed to the Initial Amendments and Waivers (under and as defined in the Amendment and Waiver Letter and together with the Second Amendments, the “Idaho Transaction Amendments”) and the Second Amendments (under and as defined in the Amendment and Waiver Letter), each of which amends and/or waives, as applicable, the

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applicable provisions of the HH Existing Credit Agreement, in each case, in order to permit the Parent, HH Finance and Sub to enter into this Agreement, incur the Financing and the consummate the Transactions (including in respect of any Surviving Corporation) and (v) any other agreement or document executed on or before the date hereof that is referenced in the Debt Commitment Letter to which any of Parent, HH Financing, Sub or any of their respective Subsidiaries is party that affects or would be reasonably expected to affect the availability of the Debt Financing at Closing (collectively with the HH Existing Credit Agreement and the Amendment and Waiver Letter, the “Credit Agreement Financing Documents”), save that in the case of (iii) to (v) any commercially sensitive items may be redacted (provided that none of such redacted terms would have, or would reasonably be expected to have, individually or in the aggregate, a Funds Certainty Effect (as defined below)). Parent has also delivered to the Company true and complete copies of any fee letter (with the fee amounts, pricing caps and other economic terms redacted (none of which individually or in the aggregate would have, or would reasonably be expected to have, the effect of (1) reducing the aggregate amount of the Debt Financing (including by changing the amount of fees to be paid or original issue discount of the Debt Financing or similar fee) to an amount that is, together with the Equity Financing, insufficient to fund the Financing Uses, (2) delaying, impeding or preventing the Closing, (3) adversely affecting the ability of the Parent and/or Sub to timely consummate the transactions contemplated by this Agreement (including due to the funding of any Debt Financing or Equity Financing being unavailable or by adversely impacting the satisfaction of the conditions to obtaining any of the Financing), (4) adversely impacting the ability of Parent, HH Finance and/or Sub, to enforce their rights under the Financing Commitments, the Credit Agreement Financing Documents and/or the Definitive Debt Financing Agreements (as defined below), in each case, in accordance with their terms, or (5) imposing new or additional conditions, adding additional termination rights in favor of the Lenders or underwriters or shortening the outside termination date in the Financing Commitments, or otherwise expanding or adversely amending any conditions to the receipt of the Financing, in each case, that would result in the occurrence of any or all of the preceding clauses (1) through (4) (collectively, the effect of any or all of clauses (1) through (5), individually or in the aggregate, a “Funds Certainty Effect”)) relating to the Debt Commitment Letter (any such fee letter, a “Fee Letter”) and any engagement letters or other agreements relating to the Debt Financing that would have or would reasonably be expected to have a Funds Certainty Effect. Each of Parent, HH Finance and Sub acknowledge that performance of its obligations under this Agreement is not contingent upon the availability of the Financing to Parent, HH Finance and/or Sub and/or the consummation of the Credit Agreement Financing Documents, as applicable.

(b)    Assuming the Financing is funded in accordance with the Financing Commitments, and the satisfaction of the conditions contained in Section 6.02(a) clause (D) (with respect to the representations and warranties set forth in Section 3.02(a), Section 3.02(b) and Section 3.02(d)), Section 6.02(b), Section 6.02(d) and Section 6.02(e), the aggregate net proceeds from the Financing when funded in accordance with the Financing Commitments, are sufficient to fund all of the amounts required to be provided by Parent and/or Sub for the consummation of the Transactions including, without limitation, the payment of the Aggregate Merger Consideration, and the payment of all fees, costs and expenses related the Transactions contemplated hereby payable by the Parent and/or Sub and any costs and expenses of the Surviving Corporation that are payable by Parent and/or sub at Closing in connection with, or as a result of, the Transactions (including, without duplication, the amounts payable in connection with any refinancing of Indebtedness required in connection with the Transactions and any amounts required by the Parent and/or Sub, pursuant to the Fee Letter) (collectively, the “Financing Uses”).

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(c)    Each of the Financing Commitments and the Credit Agreement Financing Documents are in full force and effect as of the date hereof and have not been withdrawn, terminated or rescinded or are contemplated to be withdrawn, terminated or rescinded by HH Finance, the Parent or their respective Subsidiaries party thereto (or, to the knowledge of Parent, HH Finance and Sub solely with respect to the other parties thereto, contemplated to be withdrawn, terminated or rescinded by such other parties) or, otherwise amended, restated, amended and restated, supplemented or modified or, with respect of the Financing Commitments other than in accordance with Section 5.15(a) and/or Section 5.15(c), the Credit Agreement Financing Documents, are contemplated to be amended, restated, amended and restated, supplemented or modified after the date hereof by HH Finance or its Subsidiaries (or, to the knowledge of Parent, HH Finance and Sub solely with respect to the other parties thereto, contemplated to be amended, supplemented or modified by such other parties). Each of the Financing Commitments and the Credit Agreement Financing Documents, in the form delivered to the Company, is a legal, valid and binding obligation of HH Finance, Sub and their Subsidiaries party thereto and (to the knowledge of the Parent, HH Finance and Sub) the other parties thereto, enforceable against the HH Finance, Sub and their respective Subsidiaries and, to the knowledge of Parent, HH Finance and Sub, such other parties in accordance with its terms, subject to the Bankruptcy and Equity Exception. As of the date of this Agreement, neither Parent, HH Finance nor Sub are aware of any fact or occurrence existing on the date hereof that would or would reasonably be expected to have a Funds Certainty Effect. There are no side letters or other Contracts or arrangements to which the Parent, HH Finance, Sub or, in each case, any controlled affiliate thereof is a party that would have or would reasonably be expected to have a Funds Certainty Effect with respect to the Debt Financing, except for the Fee Letter, any other fee letters, engagement letters with respect to the Debt Financing and any other agreements, which, in each case, have been delivered to the Company in accordance with the provisions of Section 4.07(a). As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent, HH Finance, or Sub under any term, or a failure of any condition, of the Financing Commitments or the Credit Agreement Financing Documents that would result in any portion of the Financing contemplated thereby required for the Financing Uses being unavailable at the date and time at which the Closing is required to occur pursuant to Section 1.02. Assuming the satisfaction of the conditions contained in Section 6.02(a) clause (D) (with respect to the representations and warranties set forth in Section 3.02(a), Section 3.02(b) and Section 3.02(d)), Section 6.02(b), Section 6.02(d) and Section 6.02(e) (other than those conditions by their nature are to be satisfied at the Closing), none of HH Finance, Parent nor Sub has reason to believe that it, any Equity Financing Source or any Lender would be unable to satisfy on a timely basis any term or condition of the Financing Commitments required to be satisfied by it. Parent and Sub have fully paid any and all commitment fees or other fees required by the Financing Commitments to be paid on or before the date of this Agreement. There are no conditions precedent or other contingencies related to the Debt Financing that could have a Funds Certainty Effect, other than as expressly set forth in the Financing Commitments (the “Disclosed Conditions”). No person has any right to impose, and none of HH Finance, Parent, Sub or any of their Subsidiaries party thereto or any counterparty to any Financing Commitment has any obligation to accept (i) any condition precedent to such funding or investing other than the Disclosed Conditions, (ii) any reduction to the aggregate amount available under the Financing Commitments required for the Financing Uses at the Closing or (iii) any term or condition that could reasonably be expected to have a the Funds Certainty Effect.

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(d)    Neither Parent nor Sub has, directly or indirectly, entered into an exclusivity, lock-up or other similar agreement, arrangement or binding understanding with any bank, investment bank or other potential provider of debt or equity financing that prohibits such provider from providing or seeking to provide any services or financing, including debt or equity financing, to any third party in connection with a transaction relating to the Company or the Company Subsidiaries (including in connection with the making of any Competing Proposal) in connection with the Transactions.

Section 4.08    Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of Parent, HH Finance, Sub or any of their respective affiliates for which the Company will be liable prior to the Effective Time.

Section 4.09    Absence of Certain Arrangements. Other than this Agreement and the agreements contemplated hereby, as of the date hereof, there are no Contracts or any commitments to enter into any Contract between Parent, HH Finance, Sub or any of their respective affiliates, on the one hand, and any director, officer, employee or stockholder of the Company, on the other hand, relating to the transactions contemplated by this Agreement or the operations of the Surviving Corporation after the Effective Time.

Section 4.10    Investment Intention.    Parent is acquiring through the Merger the shares of capital stock of the Surviving Corporation for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof. Parent understands that the shares of capital stock of the Surviving Corporation have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

Section 4.11    Financial Information. Section 4.11 of the Parent Disclosure Letter contains the annual report and financial statements of Parent for the year ended March 31, 2019 (the “Audited Parent Financial Statements”) and the unaudited management-prepared accounts of Parent for the year ended March 31, 2020 (the “Unaudited Parent Financial Statements”). The Audited Parent Financial Statements (a) were, except as may be indicated in the notes thereto, prepared in accordance with United Kingdom Generally Accepted Accounting Practice, including Financial Reporting Standard 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland”, on a consistent basis, (b) have been prepared in accordance with the requirements of the Companies Act 2006 and (c) give a true and fair view of the state of Parent’s and its Subsidiaries’ affairs as at their respective dates and of the Parent’s Subsidiaries’ loss for the year then ended, and the Unaudited Parent Financial Statements (a) were prepared by management in accordance with United Kingdom Generally Accepted Accounting Practice, including Financial Reporting Standard 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” and approved accounting policies, on a consistent basis, and (b) present fairly, in all material respects, the financial condition of Parent at the respective dates presented.

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Section 4.12    Solvency. Assuming that (a) the satisfaction of conditions to the obligation of Parent, HH Finance and Sub in Section 6.02(a) clause (D) (with respect to the representations and warranties set forth in Section 3.02(a), Section 3.02(b) and Section 3.02(d)), and Section 6.02(b), (b) the accuracy of the representations and warranties of the Company set forth in Article III in all material respects, and (c) the Company Financial Statements present fairly in all material respects the consolidated financial condition of the Company and its consolidated Subsidiaries as at the end of the periods covered thereby and the consolidated results of operations of the Company and its consolidated Subsidiaries for the periods covered thereby in accordance with GAAP, then at and immediately following the Effective Time and after giving effect to all of the Transactions, including the funding of the Financing and the Financing Uses, Parent, the Surviving Corporation and each Subsidiary of the Surviving Corporation, taken together, will be Solvent. Without limiting the generality of the foregoing, at and immediately following the Effective Time and after giving effect to all the Transactions (including the funding of the Financing and the Financing Uses), with respect to Parent, the Surviving Corporation and each Subsidiary of the Surviving Corporation, taken together: (i) the sum of such entities’ debts will not be greater than all of such entities’ assets or property at a fair valuation; (ii) the present fair saleable value of such entities’ assets will not be less than the amount that will be required to pay such entities’ probable liability on its existing debts as they become absolute or matured; (iii) such entities will not intend to incur, or believe that they would incur, debts beyond its ability to pay as they become due or as they mature; and (iv) such entities will not be engaged and will not be about to engage in a business or transaction for which the remaining assets or property of such entity are unreasonably small in relation to such business or transaction, and such entities will not have an unreasonably small amount of capital for the operation of the businesses in which they are engaged or proposed to be engaged. Parent, HH Finance and Sub are not entering into the Transactions (including the Financing) with the intent to hinder, delay or defraud either present or future creditors of Parent, HH Finance, Sub, the Company, any Company Subsidiary or any affiliates thereof. Any term or phrase used but not defined in this Section 4.12, including “solvent,” “fair valuation,” “fair saleable value,” “liabilities,” and “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” shall have the meaning generally determined with respect to such term or phrase in accordance with applicable Laws governing determinations of the insolvency of debtors, including the Uniform Fraudulent Transfer Act, as approved by the National Conference of Commissioners on Uniform State Laws in 1984 and any version thereof adopted by any state whose Laws apply to Parent, the Surviving Corporation or any Subsidiary of the Surviving Corporation on or after the Closing, the Uniform Fraudulent Conveyance Act, as approved by the National Conference of Commissioners on Uniform State Laws in 1918 and any version thereof adopted by any state whose Laws apply to Parent or the Surviving Corporation and their Subsidiaries on or after the Closing and the U.S. Bankruptcy Code, Title 11 of the U.S.C.

Section 4.13    Acknowledgement of No Other Representations or Warranties. Each of Parent, HH Finance and Sub acknowledges that it has conducted its own independent investigation and analysis of the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Company and the Company Subsidiaries and that it and its representatives have received access to such books and records, facilities, equipment, Contracts and other assets of the Company and the Company Subsidiaries that it and its representatives have desired or requested to review for such purpose and that it and its representatives have had full opportunity to meet with the management of the Company and the

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Company Subsidiaries and to discuss the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Company and the Company Subsidiaries. Each of Parent, HH Finance and Sub acknowledges and agrees that, except for the representations and warranties contained in Article III or in any agreement or certificate entered into or delivered in connection herewith, none of the Company, the Company Subsidiaries or any of their respective affiliates or the Company Representatives makes or has made any representation or warranty, either express or implied, concerning the Company or the Company Subsidiaries or any of their respective businesses, operations, assets, liabilities, results of operations, condition (financial or otherwise) or prospects or the transactions contemplated by this Agreement. To the fullest extent permitted by applicable Law, except with respect to the representations and warranties contained in Article III or in any agreement or certificate entered into or delivered in connection herewith or any breach of any covenant or other agreement of the Company contained in this Agreement, none of the Company, the Company Subsidiaries or any of their respective affiliates or the Company Representatives shall have any liability to Parent or Sub or their respective affiliates or representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information or statements (or any omissions therefrom) provided or made available by the Company, the Company Subsidiaries or their respective affiliates or the Company Representatives to Parent, HH Finance, Sub or their respective affiliates or representatives in connection with the transactions contemplated by this Agreement, and each of Parent, HH Finance and Sub acknowledge and agree that, except with respect to the representations and warranties contained in Article III or in any agreement or certificate entered into or delivered in connection herewith, it has not relied on any such information or statements.

ARTICLE V

COVENANTS

Section 5.01    Conduct of Business by the Company Pending the Merger. The Company agrees that between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, except (i) as specifically permitted as set forth in Section 5.01 of the Company Disclosure Letter as an exception to the corresponding restriction of this Section 5.01, (ii) as expressly required or expressly permitted by any other provision of this Agreement, (iii) as required by applicable Law or (iv) any COVID-19 Measures, unless Parent shall otherwise agree in writing (which agreement shall not be unreasonably withheld, delayed or conditioned), the Company will, and will cause each Company Subsidiary to, use commercially reasonable efforts to conduct its operations and business in all material respects in the ordinary course of business and to use commercially reasonable efforts to maintain and preserve its assets and business organization, keep available the services of key employees and maintain its relationships with Governmental Entities, partners, customers, suppliers, licensors and others having significant business dealings with the Company and the Company Subsidiaries. Without limiting the foregoing, except (i) as set forth in the corresponding section of Section 5.01 of the Company Disclosure Letter, (ii) as expressly required or expressly permitted by any other provision of this Agreement or (iii) as required by applicable Law, the Company shall not, and shall not permit any Company Subsidiary to, between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, do any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned):

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(a)    amend the Company Charter or the Company Bylaws, or amend any organizational documents of any Company Subsidiary in any manner adverse to Parent;

(b)    issue, sell, grant, pledge or otherwise encumber or authorize the issuance, sale, grant, pledge or other encumbrance of any equity securities in the Company or any Company Subsidiary, or securities convertible into, or exchangeable or exercisable for, any such equity securities, or any rights of any kind to acquire any such equity securities or securities convertible or exchangeable into such equity securities, other than (i) grants of awards under the Company Stock Plan as set forth in Section 5.01(b) of the Company Disclosure Letter, and (ii) the issuance of Shares upon the exercise or vesting of Company Options and RSU Awards outstanding as of the date of this Agreement (and, with respect to this clause (ii), in accordance with (x) their terms, (y) the Company Stock Plans and (z) past practice);

(c)    sell, license, lease, rent, assign, abandon, encumber (except with respect to a Permitted Lien) or otherwise dispose of any tangible properties or assets (x) with a value in excess of $2,500,000 in the aggregate, except (i) sales, licenses, rents, assignments, leases, abandonments, encumbrances or other dispositions made in connection with any transaction between or among the Company and any of the Company Subsidiaries or between or among the Company Subsidiaries, (ii) sales or dispositions of inventory made in the ordinary course of business or (iii) pursuant to existing Contracts which have been made available to Parent prior to the date hereof or (y) on non arms’ length terms;

(d)    declare, set aside, make or pay any dividend or other distribution with respect to the capital stock of the Company or any Company Subsidiary (other than to the extent payable to the Company or another Company Subsidiary), whether payable in cash, stock, property or a combination thereof;

(e)    other than (i) in the case of Company Subsidiaries or (ii) in connection with Tax withholdings on the exercise, vesting or payment of Company Options, Restricted Stock, RSUs or Warrant, in each case, outstanding on the date hereof in accordance with the terms thereof on the date hereof, reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any equity securities of the Company or any options, warrants, securities or other rights exercisable for or convertible into any such equity securities of the Company;

(f)    merge or consolidate the Company or any Company Subsidiary with any person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company;

(g)    enter into any agreement to make, make, or make any offer to make any acquisition or divestiture of a business or material portion of stock, equity or assets of any person (including by merger, consolidation or acquisition of stock, equity or assets);

(h)    incur, create, redeem, repurchase, prepay, cancel, restructure, refinance or otherwise modify the terms of any Indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities, or assume or guarantee the obligations of any person (other than a wholly owned Company Subsidiary) for borrowed money, except:

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(i)    any borrowings under any of the Company’s or the Company Subsidiaries’ Signing Date Credit Facilities (as defined below) (as in effect on the date hereof or after giving effect to any Modification (as defined below) permitted by this Section 5.01(h)), any repayments made in the ordinary course of business of revolving Indebtedness that is incurred, drawn or borrowed in accordance with this Section 5.01(h) (which, for the avoidance of doubt, such revolving Indebtedness may then be re-drawn or re-borrowed in accordance with this Section 5.01(h)) and any cash payments of regularly scheduled principal, interest, mandatory prepayments, fees, expenses and indemnification obligations, in each case of any Signing Date Indebtedness (as defined below) and/or Signing Date Credit Facilities, in each case, as in effect on the date hereof (or after giving effect to any Modification permitted by this Section 5.01(h)) and, with respect to any other Indebtedness incurred or credit facilities entered into in accordance with this Section 5.01(h); provided that with respect to any such other Indebtedness or credit facilities, such regularly scheduled payments of principal, interest and/or mandatory prepayments and fees, expenses and indemnification obligations, in each case, are typical and customary;

(ii)    Indebtedness among the Company and the Company Subsidiaries or among the Company Subsidiaries;

(iii)    for any guarantee by the Company of Indebtedness of the Company Subsidiaries or guarantee by the Company Subsidiaries of Indebtedness of the Company or any of the Company Subsidiaries (in each case, to the extent such Indebtedness is permitted by this clause (h));

(iv)    any amendments, restatements, amendments and restatements, supplements, modifications, waivers, replacements and/or refinancings (collectively, “Modifications”) of any Indebtedness for borrowed money of the Company and the Company Subsidiaries outstanding on the date hereof and/or, without duplication, of any of the Company’s and/or the Company Subsidiaries’ credit facilities existing as of the date hereof (treating, in each case, all undrawn commitments and all prepayment fees as in effect on the date hereof as outstanding Indebtedness for borrowed money as of the date hereof, collectively, such Indebtedness, the “Signing Date Indebtedness”; and such credit facilities, the “Signing Date Credit Facilities”), which Modifications:

(A)    do not result, individually or in the aggregate, in the Company and the Company Subsidiaries having a greater total amount of outstanding Indebtedness (treating all undrawn commitments on any test date as outstanding Indebtedness as of such test date), than the Signing Date Indebtedness (except as otherwise permitted under Section 5.01(h)(v)) except by an amount equal to unpaid accrued interest on such amended, restated, amended and restated, modified, supplemented, replaced and/or refinanced debt (the “Replaced Debt”) and legal fees and expenses of Company (or any Company Subsidiary) incurred in connection with such Modification; provided that amendment fees, consent fees or similar fees or other fees and expenses payable to the lenders of such Indebtedness or under such credit facilities in connection with a Modification shall be considered Indebtedness for borrowed money for purposes of this Section 5.01(h) and

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(B)    do not modify or replace the terms of the applicable Replaced Debt with terms that are not, taken as a whole, including with respect to quantum, economics and prepayment requirements, substantially the same as (or more favorable) to the Company and the Company Subsidiaries, taken as a whole, than the terms of the applicable Replaced Debt; and

(v)    any other Indebtedness (including any fees and expenses that are treated as Indebtedness for borrowed money for purposes of this Section 5.01(h) pursuant to clause (iv) above) or, without duplication, entry into any other credit facility, as such Indebtedness or credit facility may be modified pursuant to clause (iv) of this clause (h); provided that, any borrowing or commitments thereunder are repayable and terminable at the Closing without penalty (or, in the case of letters of credit, bank guarantees and/or performance bonds, can be cash collateralized or backstopped) and, in all cases, the aggregate amount of Indebtedness or credit facilities (treating, any undrawn commitments as fully drawn on any test date) does not exceed $10 million;

(i)    make any loans, advances or capital contributions to, or investments in (through the acquisition of stock, contributions to capital, property transfer or purchase of property or assets or otherwise), any other person (other than the Company and any Company Subsidiary) other than loans and advances made to employees in the ordinary course of business not to exceed $100,000 in the aggregate;

(j)    except to the extent required by Law or the terms of any Company Benefit Plan in effect as of the date hereof, or as specifically contemplated by Section 2.01, Section 2.03 or Section 5.09: (i) other than changes with respect to the annual renewals in the ordinary course of business of any Company Benefit Plans that provide group health or welfare benefits, increase the compensation or benefits payable or to become payable to any current or former employees, officers or directors or individual independent contractors; (ii) other than (A) in connection with the hiring of new employees or a promotion as permitted under item 3 of Section 5.01(j) of the Company Disclosure Letter, in each case, to replace an employee who was party to such an agreement, or (B) under the Company’s generally applicable severance policy, grant any rights to severance or termination pay or other termination benefit, or enter into any employment or severance agreement; (iii) other than as permitted pursuant to clause (ii) above, establish, adopt, enter into, materially amend or terminate any Company Benefit Plan (or plan, policy, program, Contract, arrangement or agreement that would be a Company Benefit Plan if in effect as of the date hereof) or collective bargaining or other Contract with any labor union, works council or other labor organization; (iv) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan; or (v) hire any employee, independent contractor, or service provider to a position with an annual base salary that exceeds $200,000, or terminate the employment of an employee from such a position other than for “cause”;

(k)    make any material change in accounting policies, methods, principles or procedures, other than as required by GAAP, applicable Law or any Governmental Entity with competent jurisdiction, each as concurred with by the Company’s independent registered public accountants;

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(l)    make any capital expenditures in excess of the budget made available by the Company to Parent prior to the date hereof;

(m)    except with respect to litigation of the type contemplated by Section 5.13, settle or compromise any Proceeding or series of Proceedings other than settlements or compromises of Proceedings that do not, involve the payment of more than $250,000 individually or $1,000,000 in the aggregate (net of any amount covered by insurance or indemnification) and do not involve any non-monetary relief;

(n)    (A) enter into any Company Material Contract, other than Company Material Contracts with customers, vendors and suppliers in the ordinary course of business or Contracts expressly permitted by other clauses of this Section 5.01 or (B) materially amend or terminate or waive any material right, remedy or default under any Company Material Contract (other than (1) amendments or waivers with respect to any Company Material Contract with customers, vendors and suppliers, in each case, in the ordinary course of business, (2) terminations in connection with the enforcement of rights as a result of breach of such Contract by the counterparty, termination for cause or similar provision and (3) as otherwise expressly permitted as an exception to the restrictions set forth in clauses (a) through (u) of this Section 5.01 (including Section 5.01(h)));

(o)    amend, modify, extend, renew or voluntarily terminate any Lease or enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property, in a manner which would (A) be adverse in any material respect to the Company and the Company Subsidiaries, taken as a whole, or (B) result in an increase in the aggregate liability of the Company and the Company Subsidiaries with respect to all such leases or agreements for the use or occupancy of real property;

(p)    make, change or revoke any material Tax election, change any annual Tax accounting period, change any material method of Tax accounting, enter into any material closing agreement with respect to Taxes or settle or surrender any material Tax claim, audit or assessment;

(q)    sell, transfer, assign, dispose of, subject to any Lien (other than any Permitted Lien), disclose (other than subject to customary non-disclosure agreements), abandon, or permit to lapse or expire (except pursuant to any maximum statutory expiration) any material Company-Owned IP;

(r)    except as required by Law, recognize any labor union, works council, or other labor organization as the representative of any Company Employees;

(s)    implement any “plant closing” or “mass layoff” as defined in the WARN Act; or

(t)    knowingly waive, release or limit in any material respect any restrictive covenant obligation of any individual whose employment or engagement with the Company or any affiliate ended within the twelve (12)-month period immediately preceding the date of this Agreement or between the date of this Agreement and the earlier to occur of the termination of this Agreement and Closing; or

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(u)    enter into any Contract, or otherwise agree or authorize any intention, to do any of the foregoing.

Nothing contained in this Agreement shall give Parent or Sub, directly or indirectly, the right to control or direct the operations of the Company prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete unilateral control and supervision over its business operations.

Section 5.02    Agreements Concerning Parent and Sub.

(a)    During the period from the date of this Agreement through the Effective Time, Sub shall not engage in any activity of any nature except for activities related to or in furtherance of the transactions contemplated by this Agreement (including enforcement of its rights under this Agreement) and the Financing or as provided in or expressly contemplated by this Agreement or the Financing Commitments.

(b)    Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Sub of, and the compliance by Sub with, all of the covenants, agreements, obligations and undertakings of Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by Sub hereunder.

Section 5.03    No Solicitation; Change of Company Recommendation.

(a)    No Solicitation. Except as expressly permitted by this Section 5.03, (i) from and after the date hereof (immediately following the execution of this Agreement), the Company shall, and shall cause the Company Subsidiaries and Company Representatives to, cease any solicitations, discussions, requests or negotiations with any persons that may be ongoing with respect to any inquiry, proposal, or offer that constitutes or could reasonably be expected to lead to a Competing Proposal (an “Inquiry”) and to promptly request the prompt return or destruction of all confidential information previously furnished to any such person or its Representatives (other than Parent and its Representatives acting in such capacity) in connection with a Competing Proposal made by such person and (ii) from and after the date hereof (immediately following the execution of this Agreement) until the earlier of the Effective Time and the termination of this Agreement pursuant to Section 7.01 (in accordance with the terms thereof), the Company shall not, and shall cause the Company Subsidiaries and Company Representatives not to, directly or indirectly, (A) initiate, solicit or knowingly encourage or knowingly facilitate any Inquiry or otherwise knowingly encourage or knowingly facilitate any effort or attempt to make a Competing Proposal, (B) furnish or provide any non-public information or data regarding the Company or any Company Subsidiary to any third person in connection with or in response to an Inquiry or a Competing Proposal made by such person or any Representatives of such third person, (C) enter into, engage in, knowingly encourage, continue or otherwise participate in any discussions or negotiations with any person or its Representatives with respect to any Inquiry or Competing Proposal made by such person, (D) grant any waiver, amendment, permission or release under, or modify any provision of, any standstill provision of any confidentiality or similar agreement to which the Company or any Company Subsidiary is a party (other than a limited waiver under any pre-existing confidentiality or similar agreement to the extent necessary to allow for a confidential

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Competing Proposal to be made to the Company so long as the Company promptly (and in any event with in twenty-four (24) hours thereafter) notifies Parent thereof (including the identity of any such counterparty) after granting any such limited waiver), (E) approve, endorse, recommend, or execute or enter into, any letter of intent, agreement in principle, term sheet, memorandum of understanding, merger agreement, acquisition agreement, share purchase agreement or other Contract relating to a Competing Proposal with such person or any of its representative (other than an Acceptable Confidentiality Agreement in accordance with Section 5.03(b) or any “clean team” or similar agreements) (an “Alternative Acquisition Agreement”) or (F) authorize any of, or commit to or agree to do any of the foregoing; provided, that, notwithstanding anything to the contrary in this Section 5.03(a), if the Company receives any Inquiry or Competing Proposal from any third party, the Company may (1) contact any person or group of persons that has made an Inquiry or Competing Proposal after the date of this Agreement that did not result from a breach of Section 5.03(a) (other than a breach that is immaterial and unintentional) solely to request in writing the clarification of the terms and conditions thereof so as to determine whether such Inquiry or Competing Proposal constitutes or could reasonably be expected to lead to a Superior Proposal (as long as the Company promptly (and in any event within twenty-four (24) hours following receipt thereof or the making of such request) provides Parent a copy of such request and the response of such person to such request) and (2) inform such third party that the Company is contractually prohibited from engaging in discussions with, or otherwise responding to, such third party in response thereto.

(b)    Certain Exceptions to No Solicitation. Notwithstanding anything to the contrary contained in this Agreement, if, at any time following the date hereof and prior to (but not after) obtaining the Company Stockholder Approval, (i) the Company has received a bona fide written Competing Proposal from a person that did not result from a breach of Section 5.03(a) (other than a breach that is immaterial and unintentional) and (ii) the Company’s board of directors determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Competing Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, then the Company may (A) furnish information, including with respect to the Company and the Company Subsidiaries, to the person making such Competing Proposal and its representatives pursuant to the terms of an Acceptable Confidentiality Agreement (and provided that the Company has previously provided, or substantially concurrently provides (in any event no later than twenty-four (24) hours thereafter), such information to Parent) and (B) participate in discussions or negotiations with, and only with, the person making such Competing Proposal and its representatives regarding such Competing Proposal (it being understood the Company shall comply with Section 5.03(d)); provided, however, that the Company will not, will not permit the Company Subsidiaries to, and will not authorize the Company Representatives to disclose any material non-public information regarding the Company to such person or any of its representatives or participate in any such discussions or negotiations without first entering into an Acceptable Confidentiality Agreement with such person (or such person being bound by an Acceptable Confidentiality Agreement).

(c)    No Change of Company Recommendation. Except as set forth in Section 5.03(e) or Section 5.03(f), neither the Company’s board of directors nor any committee thereof shall, directly or indirectly, (i) adopt, authorize, approve, accept, declare advisable, submit to vote of its stockholders or recommend, or resolve to or publicly propose or publicly announce an intention to, approve or recommend, to its stockholders any Competing Proposal or proposal that could lead

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to a Competing Proposal, (ii) withhold, withdraw, modify, qualify or amend (or publicly propose to withhold, withdraw, modify, qualify or amend), in a manner adverse to Parent, the Company Recommendation or fail to include the Company Recommendation in the Proxy Statement, (iii) allow, authorize or cause the Company or any of the Company Subsidiaries to enter into, or announce the authorization or intention to enter into, any Alternative Acquisition Agreement or letter of intent, term sheet, agreement in principle or other Contract in respect of a Competing Proposal that requires or causes the Company to abandon, terminate or fail to consummate the Transactions (except for an Acceptable Confidentiality Agreement or other agreement in accordance with Section 5.03(b)), (iv) following the public announcement by a third party of a bona fide Competing Proposal by such third party, fail to reaffirm publicly the Company Recommendation by the earlier to occur of at least five (5) Business Day prior to the date of the Company Stockholders Meeting (as such date may have been adjourned or postponed) and five (5) Business Days following a request therefor by Parent (or such shorter period as may exist between the date of the Competing Proposal and the date of the Company Stockholders Meeting), (v) make any recommendation or public statement in connection with a tender offer or exchange offer relating to securities of the Company which does not reaffirm the Company Recommendation, other than a recommendation against such offer or a “stop, look and listen” communication by the Company’s board of directors or any committee thereof, (vi) within ten (10) Business Days of a tender or exchange offer relating to securities of the Company having been commenced, fail to publicly recommend against such tender or exchange offer or fail to publicly reaffirm the Company Recommendation or (vii) formally resolve to effect, publicly announce an intention or resolution to, or agree to take any of the foregoing actions (any action in this Section 5.03(c), or a Change of Company Recommendation in accordance with Section 5.03(g), being referred to as an “Change of Company Recommendation”).

(d)    Notice of Competing Proposals. Reasonably promptly (but in no event more than twenty-four (24) hours) following the Company’s receipt of any Inquiry, Competing Proposal or request for non-public information in connection with a Competing Proposal (or that could reasonably be expected to result in a Competing Proposal), from and after the execution of this Agreement, the Company shall notify Parent in writing of the receipt of such Inquiry, Competing Proposal or request, and the terms and conditions of such Inquiry, Competing Proposal or request (including, in each case, the identity of the person making any such Competing Proposal, Inquiry or request), and the Company shall provide to Parent together with such notification: (i) a copy of such Inquiry, Competing Proposal or request, if in writing (including copies of any written requests, offers, or proposals); or (ii) a written summary of the material terms of such Inquiry, Competing Proposal or request, if oral (or not otherwise made in writing), and in each case copies (in writing) or summaries (if not in writing) of any responses thereto with respect to the terms and conditions of such Inquiry or Competing Proposal; provided, however, that the foregoing notice obligation with respect to requests for non-public information shall only require the Company to provide Parent notice of the initial request from any person or its representatives with respect to an Inquiry or Competing Proposal (subject to compliance with Section 5.03(a)). In addition, the Company shall (A) keep Parent reasonably informed in all material respects on a reasonably current basis, or upon Parent’s reasonable request (and in any event within twenty-four (24) hours thereafter), of the status and material terms of (including material amendments or revisions or proposed material amendments or revisions to) such Competing Proposal and (B) provide to Parent on a prompt basis (and in any event within twenty-four (24) hours) after receipt or delivery thereof copies of all draft Alternative Acquisition Agreements with respect to a Competing Proposal,

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copies of all draft agreements to be entered into between the Company and the person making such Competing Proposal, and drafts of all agreements received by the Company to finance such Competing Proposal and copies of any other written document (or summaries, if not in writing) which provide for the terms and conditions of such Competing Proposal.

(e)    Change of Company Recommendation with respect to Superior Proposal. Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the prior to (but not after) obtaining the Company Stockholder Approval, the Company’s board of directors (or a committee thereof) may, if (A) a bona fide Competing Proposal (that did not result from a breach of Section 5.03(a)) (other than any breach that is immaterial and unintentional) is made to the Company by a third person that is not withdrawn and (B) the Company’s board of directors (or a duly authorized committee thereof) determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Competing Proposal constitutes a Superior Proposal, make a Change of Company Recommendation and if it so chooses, cause the Company to terminate this Agreement pursuant to Section 7.01(f) (including with respect to the simultaneous payment of the Company Termination Fee) to enter into an Alternative Acquisition Agreement with respect to a Competing Proposal that constitutes a Superior Proposal simultaneously with the termination of this Agreement, in each case only if:

(i)    the Company’s board of directors (or a duly authorized committee thereof) determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to take such action would be inconsistent with the directors’ exercise of their fiduciary duties under applicable Law;

(ii)    the Company has provided Parent prior written notice of the Company’s intention to make a Change of Company Recommendation (a “Notice of Superior Proposal Change of Recommendation”), which Notice of Superior Proposal Change of Recommendation shall (A) advise Parent that the Company has received a Competing Proposal and that the Company’s board of directors has concluded in good faith (after consultation with the Company’s financial and outside legal counsel) that such Competing Proposal constitutes a Superior Proposal, and absent any revision to the terms and conditions of this Agreement, the Company intends to make a Change of Company Recommendation or terminate this Agreement pursuant to Section 7.01(f), (B) specify the terms and conditions of such Superior Proposal (including copies of all relevant documents that provide for the terms and conditions of such Competing Proposal and the proposed commitments or agreements to finance such Competing Proposal) and (C) identify the person making such Superior Proposal (it being agreed that neither the delivery of the Notice of Superior Proposal Change of Recommendation by the Company to Parent nor the public announcement that the Company has delivered such Notice of Superior Proposal Change of Recommendation (but for the avoidance of doubt, not the entry into an Alternative Acquisition Agreement) shall in and of itself constitute a Change of Company Recommendation unless within two (2) Business Days after the end of the period contemplated by clause (iii) the board of directors of the Company (or a duly authorized committee thereof) fails to reaffirm the Company Recommendation);

(iii)    the Company and its Representatives have negotiated in good faith with Parent, to the extent Parent requests to negotiate, with respect to any changes to the terms of this Agreement proposed by Parent for at least five (5) Business Days following receipt by Parent of such Notice of Superior Proposal Change of Recommendation (it being understood and agreed

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that any amendment to any of the financial terms (including the form, amount and timing of payment of consideration) or any other material term of such Superior Proposal shall require a new Notice of Superior Proposal Change of Recommendation and the Company and its Representatives shall be required to comply with the requirements of this Section 5.03(e) anew with respect to such Notice of Superior Proposal Change of Recommendation except that the five (5) Business Day period referred to above shall instead be an additional three (3) Business Day period from the date of such notice); and

(iv)    following the period(s) referred to in Section 5.03(e)(iii) (including any subsequent period following the delivery of a subsequent Notice of Superior Proposal Change of Recommendation), giving due consideration to any changes to the terms of this Agreement proposed by Parent to the Company, the Company’s board of directors (or a duly authorized committee thereof) has determined in good faith, after (A) consultation with the Company’s financial advisor and outside legal counsel, that such Competing Proposal would nevertheless continue to constitute a Superior Proposal if such changes offered in writing by Parent were to be given effect and (B) consultation with the Company’s outside legal counsel, that failure to take such action would be inconsistent with the Company’s board of directors’ exercise of their fiduciary duties under applicable Law.

(f)    Change of Company Recommendation With Respect to Intervening Event. Notwithstanding anything herein to the contrary, at any time prior to the prior to (but not after) obtaining the Company Stockholder Approval and other than with respect to a Superior Proposal (which is addressed in Section 5.03(e)), the Company’s board of directors (or a duly authorized committee thereof) may make a Change of Company Recommendation in response to an event, occurrence, change, effect, condition, development or state of facts or circumstances (other than related to a Competing Proposal or Superior Proposal) which materially improves the business, assets, operations or prospects of the Company and its Subsidiaries, arising after the date of this Agreement, that was neither known to, nor reasonably foreseeable by, the Company’s board of directors prior to the date of this Agreement but becomes known to the Company’s board of directors after the date of this Agreement (an “Intervening Event”), only if the Company’s board of directors (or a duly authorized committee thereof) has (i) determined in good faith (after consultation with the Company’s outside legal counsel) that the failure to take such action would be inconsistent with the Company’s board of directors’ fiduciary duties under applicable Law and (ii) at or following the end of at least five (5) Business Days with respect to the relevant notice of Intervening Event as set out in the remainder of this paragraph, and after taking into account (after consultation with the Company’s outside legal counsel and financial advisor) any changes to the terms and conditions of this Agreement timely proposed by Parent in response to a notice of Intervening Event, the Company’s board of directors (or a duly authorized committee thereof) shall have determined in good faith (after consultation with the Company’s outside legal counsel) that the failure to make an Change of Company Recommendation in response to such Intervening Event would continue to be inconsistent with the Company’s board of directors’ fiduciary duties under applicable Law; provided, however, that no Change of Company Recommendation may be made until the conclusion of the five (5) Business Days following Parent’s receipt of a written notice from the Company (“Notice of Change of Recommendation”) advising Parent that absent any revision to the terms and conditions of this Agreement, the Company’s board of directors (or a duly constituted committee thereof) intends to make Change of Company Recommendation due to an Intervening Event and specifying in reasonable detail the Intervening Event and the reasons

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for such Change of Company Recommendation. During such five (5) Business Day period, the Company shall, and shall cause its Representatives to negotiate with Parent and its Representatives in good faith (to the extent Parent requests to negotiate) to make such adjustments in the terms and conditions of this Agreement so that the Company’s board of directors (or a duly authorized committee thereof) no longer determines (after consultation with its outside legal counsel) that the failure to make a Change of Company Recommendation in response to such Intervening Event would be inconsistent with the Company’s board of directors’ exercise of their fiduciary duties under applicable Law. In determining whether the failure to make a Change of Company Recommendation in response to an Intervening Event pursuant to this Section 5.03(f) would be inconsistent with the Company’s board of directors’ exercise of their fiduciary duties under applicable Law, the Company’s board of directors (or a duly authorized committee thereof) shall take into account any changes to the terms and conditions of this Agreement timely proposed by Parent in response to such Notice of Change of Recommendation with respect to such Intervening Event.

(g)    Nothing contained in this Section 5.03 shall prohibit the Company’s board of directors from complying with its disclosure obligations under U.S. federal or state Law with regard to a Competing Proposal, including by (i) disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any “stop, look and listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act if the Company’s board of directors determines in good faith, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties under applicable Law to the stockholders of the Company; provided, that the Company’s board of directors expressly publicly reaffirms the Company Recommendation in any such stop, look and listen disclosure. This Section 5.03(g) shall not be deemed to permit the Company’s board of directors to take any of the actions in Section 5.03(c) and, for the avoidance of doubt, if any disclosure or other action taken pursuant to this Section 5.03(g) includes a Change of Company Recommendation, such disclosure or other action shall be deemed to be a Change of Company Recommendation for all purposes under this Agreement.

(h)    The Company agrees that any breach of this Section 5.03 by any of the Company Subsidiaries or the Company Representatives shall be deemed to be a breach of this Agreement by the Company.

Section 5.04    Access to Information. From the date of this Agreement to the Effective Time, and subject to Section 5.15(e), the Company shall, and shall cause each Company Subsidiary to: (a) provide to Parent and Sub and their respective Representatives reasonable access during normal business hours in such a manner as not to unreasonably interfere with the operation of any business conducted by the Company or any Company Subsidiary, upon prior written notice to the Company, to the officers, employees, properties, offices and other facilities of the Company and the Company Subsidiaries and to the books and records; and (b) furnish promptly such information concerning the business, properties, Contracts, assets and liabilities of the Company and Company Subsidiaries as Parent or its Representatives may reasonably request; provided, however, that the Company shall not be required to (or to cause any Company Subsidiary to) afford such access or furnish such information to the extent that the Company believes in good faith that doing so would: (i) result in the loss of attorney-client privilege (provided that the

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Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege); (ii) violate any confidentiality obligations of the Company or any Company Subsidiary to any third person or otherwise breach, contravene or violate any then effective Contract to which the Company or any Company Subsidiary is party (provided that the Company shall use its reasonable efforts to obtain the required consent of such third party to such access or disclosure and implement appropriate procedures to enable the disclosure of such information) or otherwise result in the Company taking any action inconsistent with Section 5.03; (iii) result in a competitor of the Company or any Company Subsidiary receiving information that is competitively sensitive; (iv) breach, contravene or violate any applicable Law (including the HSR Act or any other Antitrust Law); or (v) jeopardize the health and safety of any employee of the Company or the Company Subsidiaries, in light of COVID-19 or any COVID-19 Measures (provided, that the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not jeopardize such health and safety). During any visit to the business or property sites of the Company or any of the Company Subsidiaries, each of Parent and Sub shall, and shall cause their respective representatives accessing such properties to, comply with all applicable Laws and all of the Company’s and the Company Subsidiaries’ safety and security procedures. Notwithstanding anything to the contrary contained in this Section 5.04, from the date of this Agreement to the Effective Time, none of Parent, Sub or any of their respective affiliates shall conduct, without the prior written consent of the Company, any environmental investigation at any real property owned or leased by the Company, and in no event may any environmental investigation include any sampling or other intrusive investigation of air, surface water, groundwater, soil or anything else at or in connection with any of such real property. Parent shall, and shall cause each of its Subsidiaries, its and their respective representatives and any Lender Related Parties to, hold all information provided or furnished pursuant to this Section 5.04 confidential in accordance with the terms of the Confidentiality Agreement.

Section 5.05    Appropriate Action; Consents; Filings.

(a)    Subject to Section 5.03, each of HH Finance, Parent, Sub and the Company shall use its reasonable best efforts to consummate the transactions contemplated by this Agreement and to cause the conditions set forth in Article VI to be satisfied. Without limiting the generality of the foregoing, Parent, Sub and the Company shall (and Parent, HH Finance and Sub shall cause their Subsidiaries to) use their respective reasonable best efforts to (i) promptly obtain all actions or nonactions, consents, Permits (including Environmental Permits), waivers, approvals, authorizations and orders from Governmental Entities or other persons necessary or advisable in connection with the consummation of the transactions contemplated by this Agreement, (ii) as promptly as practicable, and in any event within ten (10) Business Days after the date of this Agreement, make (and cause their relevant affiliates required to make in accordance with the HSR Act) and not withdraw (without the Company’s consent) all registrations and filings with the FTC and Antitrust Division in connection with the consummation of the transactions contemplated by this Agreement, including the filings required of the parties or their “ultimate parent entities” under the HSR Act, (iii) as promptly as practicable, and in any event within 20 Business Days after the date of this Agreement, make (and cause their relevant affiliates required to make in accordance with applicable Antitrust Law) and not withdraw (without the Company’s consent) all registrations and filings (including in draft form where applicable) with any foreign Governmental Entities under any other Antitrust Law, and promptly make any further filings pursuant thereto that may

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be necessary or advisable, (iv) defend all lawsuits or other legal, regulatory, administrative or other Proceedings to which it or any of its affiliates is a party challenging or affecting this Agreement or the consummation of the transactions contemplated by this Agreement, in each case until the issuance of a final, non-appealable order with respect to each such lawsuit or other Proceeding, (v) seek to have lifted or rescinded any injunction or restraining order which may adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement, in each case until the issuance of a final, non-appealable order with respect thereto, (vi) seek to resolve any objection or assertion by any Governmental Entity challenging this Agreement or the transactions, and (vii) execute and deliver any additional instruments necessary or advisable to consummate the transactions contemplated by this Agreement; provided, that in the event that the FTC, Antitrust Division or any foreign Governmental Entities under any other Antitrust Law is closed or not accepting filings as required under subclauses (ii) and (iii) hereto, (a “Governmental Closure”), then the periods provided under subclauses (ii) and (iii), as applicable, shall be extended day-for-day, for each Business Day the Governmental Closure is in effect.

(b)    In furtherance of the obligations set forth in Section 5.05(a), (i) Parent and Sub shall promptly take (and shall cause each of its Subsidiaries to take) any and all actions necessary or advisable in order to avoid or eliminate each and every impediment to the consummation of the transactions contemplated by this Agreement and obtain all approvals and consents under any Antitrust Laws that may be required by any foreign or U.S. federal, state or local Governmental Entity, in each case with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated by this Agreement as promptly as practicable, including accepting operational restrictions or limitations on, and committing to or effecting, by consent decree, hold separate orders, trust or otherwise, the sale, license, disposition or holding separate of, such assets or businesses of Parent, Sub, the Company, the Surviving Corporation or any of their respective controlled affiliates (and the entry into agreements with, and submission to decrees, judgments, injunctions or orders of the relevant Governmental Entity) as may be required or advisable to obtain such approvals or consents of such Governmental Entities or to avoid the entry of, or to effect the dissolution of or vacate or lift, any decrees, judgments, injunctions or orders that would otherwise have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement and (ii) the Company may make, subject to the condition that the transactions contemplated by this Agreement actually occur, any undertakings (including undertakings to accept operational restrictions or limitations or to make sales or other dispositions, provided that such restrictions, limitations, sales or other dispositions are conditioned upon the consummation of the transactions contemplated by this Agreement) as are required to obtain such approvals or consents of such Governmental Entities or to avoid the entry of, or to effect the dissolution of or vacate or lift, any decrees, judgments, injunctions or orders that would otherwise have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement (the matters described in this sentence, individually or collectively, “Remedy Actions”). Notwithstanding anything to the contrary set forth in this Agreement, in no event shall anything in this Agreement (including this Section 5.05) require, or be construed to require, Parent or its affiliates or Subsidiaries to take, or propose or agree to take, any Remedy Actions that, individually or in the aggregate with all other Remedy Actions, would, or would be reasonably expected to, have a material adverse effect on the business, results of operations, assets or financial condition of the Parent and its Subsidiaries (including the Company and its Subsidiaries) after taking effect of the Merger (but for this purpose measuring the business, results of operations, assets and financial condition of Parent and its Subsidiaries (including the

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Company and its Subsidiaries) as though they were the same size and amounts as those of just the Company and the Company Subsidiaries, taken as a whole). The Company shall not take, or agree to take, any Remedy Actions, without the prior written consent of Parent. Neither Parent nor Sub, directly or indirectly, through one or more of their respective controlled affiliates, shall take any action, including acquiring or making any investment in any person or any division or assets thereof, that would reasonably be expected to prevent the satisfaction of the conditions contained in Article VI or the consummation of the Transactions.

(c)    Without limiting the generality of anything contained in this Section 5.05, each party hereto shall: (i) give the other parties prompt notice of the making or commencement of any request, inquiry, investigation or legal Proceeding by or before any Governmental Entity with respect to the transactions contemplated by this Agreement; (ii) keep the other parties informed as to the status of any such request, inquiry, investigation or legal Proceeding; and (iii) promptly inform the other parties of any substantive communication to or from the FTC, the Antitrust Division or any other Governmental Entity regarding the transactions contemplated by this Agreement. Each party hereto will consult and cooperate with the other parties and will consider in good faith the views of the other parties in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted to any Governmental Entity in connection with the transactions contemplated by this Agreement; provided, however, that the parties shall not be required to provide the other with copies of their Notification and Report Form under the HSR Act. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation or legal Proceeding, each party hereto will permit authorized representatives of the other parties to be present at each substantive meeting or conference relating to such request, inquiry, investigation or legal Proceeding and to have access to and be consulted in connection with any substantive document, opinion or proposal made or submitted to any Governmental Entity in connection with such request, inquiry, investigation or legal Proceeding. Notwithstanding anything to the contrary in this Section 5.05, (x) no party hereto shall be in violation of this Agreement by virtue of providing information that is competitively sensitive to one another on an “outside counsel only” or other basis designed to ensure compliance with applicable Law (including the HSR Act or any other Antitrust Law) and (y) materials provided to the other party pursuant to this Section 5.05 may be redacted (A) to remove references concerning the valuation of Parent, the Company or any of their Subsidiaries, (B) as necessary to comply with contractual arrangements, and (C) as necessary to address privilege or confidentiality concerns.

(d)    The parties hereby acknowledge that all obligations of Parent, Sub and the Company relating to obtaining regulatory approvals (including, but not limited to, the expiration or termination of any applicable HSR Act waiting period or similar waiting period pursuant to any other Antitrust Law) shall be governed exclusively by this Section 5.05. For the avoidance of doubt, the immediately preceding sentence does not limit the remedies otherwise expressly available to a party pursuant to the terms of Agreement with respect to another party’s breach of this Section 5.05 (including remedies described in Article VII or Article VIII), subject to in each case to the terms and conditions of this Agreement with respect to any such remedies, including the other subsections of this Section 5.05 and the limitations set forth in Article VII and Article III.

Section 5.06    Public Announcements. The initial press release issued by Parent and the Company concerning this Agreement and the transactions contemplated by this Agreement shall

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be a joint press release in a form reasonably agreed to by the parties hereto, and thereafter, except with respect to any public statement by the Company with respect to any Change of Company Recommendation or a Competing Proposal (in accordance with, and subject to the terms of, this Agreement), Parent and the Company shall consult with each other before issuing or otherwise making, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange. Notwithstanding the foregoing, Parent and its affiliates may, without consultation or consent, make ordinary course disclosures and communications to existing or prospective general and limited partners, equity holders, members, managers and investors of such person or any affiliates of such person, in each case who are subject to customary confidentiality restrictions, and on such person’s website in the ordinary course of business.

Section 5.07    Directors & Officers Indemnification and Insurance.

(a)    Indemnification. From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless each current or former director, officer or employee of the Company or any of the Company Subsidiaries, each fiduciary under benefit plans of the Company or any of the Company Subsidiaries and each such person who performed services at the request of the Company or any of the Company Subsidiaries (each an “Indemnified Party” and collectively, the “Indemnified Parties”), against (i) all losses, expenses (including reasonable attorneys’ fees and expenses), judgments, fines, claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement, arising out of actions or omissions occurring at or prior to the Effective Time (and whether asserted or claimed prior to, at or after the Effective Time) to the extent that they are based on or arise out of the fact that such person is or was a director, officer, employee or fiduciary under benefit plans or performed services at the request of the Company or any of the Company Subsidiaries (the “Indemnified Liabilities”), and (ii) all Indemnified Liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by this Agreement, whether asserted or claimed prior to, at or after the Effective Time, and including any reasonable and documented expenses incurred in enforcing such person’s rights under this Section 5.07. In the event of any such loss, expense, claim, damage or liability (whether or not asserted before the Effective Time), the Surviving Corporation shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request, reimbursement of documented expenses reasonably incurred in each case to the extent provided in the organizational documents and any indemnification or other similar agreements of the Company as in effect on the date of this Agreement (provided that the person to whom expenses are advanced provides an undertaking to repay such advance if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such person is not legally entitled to indemnification under Law).

(b)    Insurance. The Company shall be permitted to, prior to the Effective Time, and if the Company fails to do so, Parent shall cause the Surviving Corporation to obtain and fully pay the premium for an insurance and indemnification policy that provides coverage for a period of six (6) years from and after the Effective Time for events occurring prior to the Effective Time

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(the “D&O Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate to the intended beneficiaries thereof than the Company’s existing directors’ and officers’ liability insurance policy; provided, that in no event shall the premium of the D&O Insurance exceed 300% of the then current aggregate annual premium of the Company’s existing policy in place at the time of Closing. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policy as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time (and for so long thereafter as any claims brought before the end of such six-year period thereunder are being adjudicated) the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period (and for so long thereafter as any claims brought before the end of such six-year period thereunder are being adjudicated) with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of this Agreement.

(c)    Successors. In the event the Surviving Corporation, Parent or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provisions shall be made so that the successors, assigns or transferees of the Surviving Corporation or Parent shall assume the obligations set forth in this Section 5.07.

(d)    Continuation. For not less than six (6) years from and after the Effective Time, the certificate of incorporation and bylaws (or other similar documents) of the Surviving Corporation shall contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses for periods at or prior to the Effective Time than are currently set forth in the Company Charter and the Company Bylaws. The contractual indemnification rights, if any, in existence on the date of this Agreement with any of the directors, officers or employees of the Company that have been made available to Parent prior to the date hereof shall be assumed by the Surviving Corporation, without any further action, and shall continue in full force and effect in accordance with their terms following the Effective Time.

(e)    Benefit. The provisions of this Section 5.07 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, each Indemnified Party’s heirs, executors or administrators and each Indemnified Party’s representatives, and shall be binding on all successors and assigns of Parent, the Company and the Surviving Corporation and shall not be amended in a manner that is adverse to any Indemnified Parties (including their successors, assigns and heirs) without the consent of the Indemnified Party (including the successors, assigns and heirs) affected thereby.

(f)    Non-Exclusivity. The provisions of this Section 5.07 are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise. Nothing in this Agreement, including this Section 5.07, is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company,

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any of the Company Subsidiaries or the Indemnified Parties, it being understood and agreed that the indemnification provided for in this Section 5.07 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.08    Takeover Statutes. The parties shall use all reasonable efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to restrict or prohibit the Transactions and (b) if any Takeover Statute is or becomes applicable to restrict or prohibit any of the foregoing, to take all action necessary so that such Transaction may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize (to the greatest extent practicable) the effects of such Takeover Statute on such Transaction.

Section 5.09    Employee Benefit Matters.

(a)    From and after the Effective Time and for the nine (9) month period following the Effective Time (or, if earlier, until the termination of employment of the relevant employee) (the “Benefit Protection Period”), Parent shall provide or cause its Subsidiaries, including the Surviving Corporation, to provide to each individual who was an employee of the Company or a Company Subsidiary immediately prior to the Closing and who continues to be employed by the Company or any of its affiliates (including Parent and any of its Subsidiaries) following the Effective Time (each, a “Company Employee”) (i) base salary or base wages and target annual cash bonus opportunities that are no less favorable, in the aggregate, than those provided to such Company Employee immediately prior to the Effective Time (excluding, for the avoidance of doubt, any one-time retention or change in control bonus arrangements), (ii) severance benefits that are no less favorable than the severance benefits provided under any severance plan, policy or agreement set forth on Section 5.09(a) of the Company Disclosure Letter and (iii) other compensation and benefits (including paid-time off, but excluding defined benefit pension, nonqualified deferred compensation, equity or equity-based and post-termination or retiree health or retiree welfare benefits) to the Company Employees in each jurisdiction as a group that are substantially comparable, in the aggregate, to the other compensation and benefits (excluding defined benefit pension, nonqualified deferred compensation, equity or equity-based and post-termination or retiree health or retiree welfare benefits) provided to such group of Company Employees immediately prior to the Effective Time. Notwithstanding anything in this Agreement to the contrary, the terms and conditions of employment for any Company Employees covered by a collective bargaining agreement or other labor Contract shall be governed by the applicable agreement and applicable Law until such agreement expires pursuant to its terms or is modified by the parties thereto.

(b)    Without limiting the generality of Section 5.09(a), from and after the Effective Time, Parent shall, or shall cause its Subsidiaries, including the Surviving Corporation, to, assume, honor and continue all of the Company’s and the Company Subsidiaries’ employment, severance, retention, cash incentive compensation and termination plans, policies, programs, agreements and arrangements (including any change in control or severance agreement between the Company or any Company Subsidiary and any Company Employee), in each case, in accordance with their terms as in effect immediately prior to the Effective Time, including with respect to any payments, benefits or rights arising as a result of the transactions contemplated by this Agreement (either alone or in combination with any other event).

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(c)    Parent shall, or shall cause its Subsidiaries, including the Surviving Corporation, to, provide (i) each Company Employee who participates in the Company’s annual cash incentive program for the 2019 calendar year a payment (if unpaid prior to the Effective Time) no less than that due with respect to such Company Employee’s annual bonus under such program in an aggregate amount not greater than the amount set forth on Section 5.09(c)(i) of the Company Disclosure Letter and (ii) each Company Employee who participates in the Company’s annual cash incentive program set forth on Section 5.09(c)(ii) a payment on the terms set forth in Section 5.09(c)(ii) of the Company Disclosure Letter.

(d)    For purposes of determining eligibility to participate and vesting, and solely for purposes of determining the level of paid time off and severance benefits (but excluding benefit accruals under any defined benefit pension plan or any retiree or post-retirement welfare benefits or for any purposes under any equity or equity-based plan or arrangement) under any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, but without regard to whether the applicable plan is subject to ERISA) and any other employee benefit plan, program, policy or arrangement maintained by Parent or any of its Subsidiaries, including the Surviving Corporation, including any vacation, paid time off and severance plans, for the benefit of the Company Employees, each Company Employee’s service with or otherwise credited by the Company or any Company Subsidiary shall be treated as service with Parent or any of its Subsidiaries, including the Surviving Corporation, to the same extent and for the same purposes as recognized under the analogous Company Benefit Plan, provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits or compensation for the same period of service.

(e)    In the plan year in which the Closing occurs, Parent shall, or shall cause its Subsidiaries, including the Surviving Corporation, to use commercially reasonable efforts to (i) waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any group health benefit plan (i.e., health, vision and dental) maintained by Parent or any of its Subsidiaries, including the Surviving Corporation, in which Company Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Benefit Plan immediately prior to the Effective Time and (ii) recognize, or cause to be recognized, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible, covered dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant group health benefit plans (i.e., health, vision and dental) in which such Company Employee (and dependents) will be eligible to participate from and after the Effective Time to the extent recognized under the analogous Company Benefit Plan in effect immediately prior to the Effective Time.

(f)    At the written request of Parent provided no later than 10 Business Days prior to the Closing Date, the Company shall, or shall cause the relevant Company Subsidiary to, at least one (1) day prior to the Closing Date, cease contributions to, and adopt written resolutions (or take other necessary and appropriate action) to terminate, each Company Benefit Plan or any other benefit plan that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (the “Company 401(k) Plan”) and to one hundred percent (100%) vest

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all participants under the Company 401(k) Plan, such termination and vesting to be effective no later than the day preceding the Closing Date; provided, however, that the foregoing may be made contingent upon the Closing. In the event Parent requests that the Company 401(k) Plan be terminated, Parent or the Company, as applicable, shall take any and all actions as may be required, including amendments to the Company 401(k) Plan or Parent’s applicable 401(k) plan (the “Parent 401(k) Plan”), to (i) make, prior to the termination of the Company 401(k) Plan, discretionary company matching contributions (A) for the 2019 plan year equal to the amount accrued by the Company in the Company Financial Statements (as of the date hereof in the ordinary course of business) and (B) for the 2020 plan year, equal to 50% of the first 5% of eligible compensation deferred by each Company Employee (subject to a cap of $6,000), (ii) provide that Company Employees shall be eligible to participate in the Parent 401(k) Plan, effective as soon as reasonably practicable following the Effective Time, and (iii) permit the Company Employees who are then actively employed to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 402(c)(4) of the Code) in the form of cash, but including notes (in the case of loans) from the Company 401(k) Plan to the Parent 401(k) Plan.

(g)    Notwithstanding the foregoing, nothing contained in this Agreement shall (i) be treated as an establishment, termination or amendment of any Company Benefit Plan or any other benefit or compensation plan, policy, program, Contract, agreement or arrangement, (ii) give any employee or former employee or any other individual associated therewith or any employee benefit plan or trustee thereof or any other third person any right to enforce the provisions of this Section 5.09, or any person (other than the parties to this Agreement) any rights or remedies, including any third party beneficiary rights, by reason of this Section 5.09, (iii) limit the ability of Parent or any of its Subsidiaries (including, following the Closing, the Surviving Corporation) from (a) establishing, amending or terminating any Company Benefit Plan or any other compensation or benefit plan, program, policy, Contract, agreement or arrangement, or (b) terminating the employment or service of any person at any time for any or no reason, (iv) create any right in any person to any continued employment or service with Parent or any of its affiliates or any particular term or condition of employment or service, or (v) obligate Parent, the Surviving Corporation or any of their affiliates to (A) maintain any particular benefit or compensation plan, policy, program, Contract, agreement or arrangement, or (B) retain the employment or service of any particular employee or individual service provider.

(h)    At the Closing, the Company will provide to Parent a list that identifies by employee name or ID number and location all employees involuntarily terminated (other than for cause), laid off for a period that exceeds six months, or whose hours were reduced by more than 50% for each month of a six-month period, within the ninety (90) days preceding the Closing Date.

Section 5.10    Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, shall be paid by the party incurring such expense. Parent shall, or shall cause the Surviving Corporation to, pay all charges and expenses, including those of the Paying Agent, in connection with the transactions contemplated in Article II. All Transfer Taxes incurred in connection with the Transactions shall be paid when due by Parent, Sub or, after the Closing, the Surviving Corporation.

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Section 5.11    Rule 16b-3 Matters. Notwithstanding anything to the contrary contained in this Agreement, the Company shall take all actions as may be reasonably necessary or advisable to ensure that the dispositions of equity securities of the Company (including derivative securities) by any officer or director of the Company who is subject to Section 16 of the Exchange Act pursuant to the transactions contemplated by this Agreement are exempt under Rule 16b-3 promulgated under the Exchange Act to the fullest extent permitted by Law.

Section 5.12    Reserved.

Section 5.13    Stockholder Litigation. The Company shall promptly notify Parent (and in any event within forty-eight (48) hours) upon becoming aware of any litigation commenced against it or any of its directors, officers or affiliates, relating to this Agreement or the Transactions and shall keep Parent promptly and reasonably informed regarding any such litigation. The Company shall give Parent the opportunity to participate in the defense or settlement of any stockholder litigation against the Company and its directors relating to this Agreement and the Transactions, including, to the extent practicable, the opportunity to review and offer comments on all filings or responses to be made by the Company in connection with any such litigation, and the Company shall in good faith take Parent’s views into account. The Company agrees that it shall not settle or offer to settle any action commenced prior to or after the date of this Agreement against the Company or its directors, executive officers or similar persons by any stockholders of the Company relating to this Agreement, the Merger, the Merger or the other Transactions without the prior written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 5.14    Parent Vote. Immediately after execution of this Agreement by the parties hereto, Parent will cause a written consent to be executed by it or one of its wholly owned Subsidiaries in its or such Subsidiary’s capacity as the sole stockholder of Sub to approve this Agreement in accordance with applicable Law and the certificate of incorporation and bylaws of Sub and shall promptly deliver such consent to the Company.

Section 5.15    Financing. (a) Parent, HH Finance and Sub shall, and will cause each of their Subsidiaries to, use their reasonable best efforts to arrange and do all things necessary or advisable to obtain the Financing as soon as reasonably practicable and, in any event, not later than the date and time the Closing is required to be effected in accordance with Section 1.02, on the terms and conditions (including, to the extent applicable, the “flex” provisions) described in the Financing Commitments (for purposes of this Section 5.15, the Financing Commitments and the Debt Commitment Letter shall include any Fee Letter), including using reasonable best efforts to (i) either (A) amend and restate HH Existing Credit Agreement referenced in the Debt Commitment Letter to incorporate the terms and conditions of the Debt Commitment Letter and the Credit Agreement Financing Documents (as such terms and conditions may be modified or adjusted in a manner that would not have a Funds Certainty Effect) and any further amendments or modifications that would not have a Funds Certainty Effect or (B) enter into the Additional Facility Notice under and as defined in the Debt Commitment Letter (collectively, the documentation in clauses (A) and (B), the “Definitive Debt Financing Agreements”), (ii) satisfy (or, at the option of Parent and/or Sub, obtain the waiver of) on a timely basis all material terms, conditions and covenants, including with respect to the payment of any commitment, engagement or placement fees, applicable to Parent or Sub in the Financing Commitments and the Definitive Debt Financing

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Agreements that are in Parent’s, HH Finance’s and Sub’s control to satisfy (for the avoidance of doubt, any term, condition and covenant that would have or reasonably be expected to have a Funds Certainty Effect is material), (iii) consummate (and cause the Financing Sources to consummate) the Financing at or prior to the Effective Time, in each case to the extent required to ensure that the aggregate Financing and cash on hand are sufficient to fund the Financing Uses, (iv) enforce their rights under the Financing Commitments and the Definitive Debt Financing Agreements and (v) other than as may be terminated, replaced, amended and/or restated as provided below in Section 5.15(c), maintain in effect the Debt Commitment Letter and/or the Definitive Debt Financing Agreements, as applicable until the Transactions are consummated (or until this Agreement otherwise terminates). Neither Parent, HH Finance, Sub nor any of their Subsidiaries party thereto shall agree to any amendments or modifications to, or grant any waivers of, any condition or other provision under the Financing Commitments or the definitive agreements relating to the Financing (including for the avoidance of doubt, the Credit Agreement Financing Documents) without the prior written consent of the Company to the extent that such amendments, modification or waivers would have or would reasonably be expected to have a Funds Certainty Effect; provided, the foregoing shall not restrict any amendment of the Debt Commitment Letter, the Credit Agreement Financing Documents or the Definitive Debt Financing Agreements to (A) add lenders, lead arrangers, bookrunners, syndication agents or any person with similar roles or titles who had not executed the Debt Commitment Letter as of the date hereof if the addition of such additional parties, individually or in the aggregate, would not have a Funds Certainty Effect, (B) any amendment, modification, or amendment and restatement of HH Existing Credit Agreement to incorporate the terms and conditions of the Debt Commitment Letter and the Credit Agreement Financing Documents (as such terms and conditions may be modified or adjusted in a manner that would not have a Funds Certainty Effect) and any other terms and conditions (and any termination of the Debt Commitment Letter if such commitment has been replaced thereby) so long as any such amendment, modification or amendment and restatement, individually or in the aggregate, would not have, or would not reasonably be expected to have, a Funds Certainty Effect or (C) in accordance with Section 5.15(c) below. Parent, HH Finance and Sub shall use their reasonable best efforts to maintain in effect the Financing Commitments, the Credit Agreement Financing Documents and, once executed, the Definitive Debt Financing Agreements until the Transactions are consummated (provided that the foregoing shall not limit the Parent’s, HH Finance’s or Sub’s right to amend, restate, modify or waive the terms of the Debt Commitment Letter, the Credit Agreement Financing Documents and the Definitive Debt Financing Agreements in accordance with the immediately preceding sentence and/or Section 5.15(c)). Prior to the Effective Time, none of Parent, HH Finance nor Sub shall release or consent to the termination of the obligations of the Lenders under the Debt Commitment Letter or the Definitive Debt Financing Agreements in each case to the extent that results or would be reasonably expected to result in the aggregate Financing available at Closing being insufficient to fund the Financing Uses and, in each case, subject to clause (c) below, without the prior written consent of the Company.

(b)    Notwithstanding anything to the contrary contained in this Agreement, in no event shall Parent or any of its affiliates (which for purposes of this Agreement shall be deemed to include each direct or indirect investor or potential investor in Parent or any of Parent’s or any such investor’s financing sources or potential financing sources or other representatives acting at the direction of or on behalf of Parent or such investor) engage any bank, investment bank or other potential provider of debt or equity financing on an exclusive basis or otherwise on terms that

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prohibit or are designed to prevent such provider from providing or seeking to provide such services or financing to any person in connection with a transaction relating to the Company or the Company Subsidiaries in connection with the Transactions (including in connection with the making of any Competing Proposal).

(c)    Notwithstanding anything to the contrary contained in this Agreement, Parent, HH Finance and Sub shall be permitted to terminate the then in effect Debt Commitment Letter and/or Credit Agreement Financing Documents so long as Parent, HH Finance and/or Sub have arranged and obtained prior to or simultaneously with such termination substitute financing commitments in respect of other financing from the same and/or alternative bona fide third party financing sources (which alternative providers shall be reasonably acceptable to the Company as to financial ability to provide the commitments), which substitute financing shall be in an amount sufficient to fund, when taken together with the Equity Financing to discharge and pay the full amount needed for the Financing Uses and so long as such substitution (and any substituted financing) would not have, or would be reasonably expected to have, a Funds Certainty Effect (the “Alternative Financing”). If any portion of the Debt Financing expires or is terminated or any portion becomes unavailable on the terms and conditions (including any “flex” provisions) contemplated in the Debt Commitment Letter or the Credit Agreement Financing Documents with the result that the aggregate Financing available at Closing is or is reasonably expected to be insufficient to fund the Financing Uses, Parent, HH Finance and Sub shall use their reasonable best efforts to, as promptly as practical following the occurrence of such event but in any event no later than the fifth (5th) Business Day preceding the Outside Date, take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to arrange and obtain from the same sources or alternative sources of financing debt financing substitute commitments for financing in an amount sufficient, together with any remaining Financing available to the Parent and/or Sub, to satisfy the Financing Uses, which financing shall be funded at or prior to the Effective Time and so long as such alternative financing would constitute an Alternative Financing. Any new debt commitment letter and related fee letter or other principal documents evidencing such committed debt financing arrangements entered into in connection with any Alternative Financing are referred to, respectively, as a “New Debt Commitment Letter,” a “New Fee Letter”, “New Credit Agreement Financing Documents” or “New Definitive Debt Financing Agreements”, as applicable. In the event Parent, HH Finance or Sub enter into any such New Debt Commitment Letter, New Credit Agreement Financing Documents or New Definitive Debt Financing Agreements (or any amendment or modification of the Financing Commitments, the Credit Agreement Financing Documents and/or the Definitive Debt Financing Agreements in accordance with the terms of Section 5.15(a)), (i) Parent and Sub shall promptly provide the Company with true, correct and complete copies thereof (which may have customary economic terms redacted so long as such redacted terms would not have or would not reasonably be expected to have a Funds Certainty Effect), (ii) any reference in this Agreement to the “Debt Financing” shall mean the debt financing contemplated by the Debt Commitment Letter as modified pursuant to clause (iii) below, and (iii) any reference in this Agreement to the “Debt Commitment Letter” (and any definition incorporating the term “Debt Commitment Letter,” including the definition of Credit Agreement Financing Documents or Definitive Debt Financing Agreements) shall be deemed to include the Debt Commitment Letter and any Fee Letter and any Credit Agreement Financing Documents or Definitive Debt Financing Agreements to the extent not superseded by a New Debt Commitment Letter, New Fee Letter or New Definitive Debt Financing Agreements, as the case may be, at the time in question and any New Debt Commitment Letter, New Fee Letter, New Credit Agreement Financing Documents or New Definitive Debt Financing Agreements to the extent then in effect.

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(d)    Parent and Sub shall, and shall cause their representatives to, keep the Company informed as promptly as practicable in reasonable detail of any material developments in their efforts to arrange the Financing and, at the Company’s reasonable request shall, substantially concurrently provide copies of all substantially final drafts of the Definitive Debt Financing Documents (which may have customary economic terms redacted so long as such redacted terms would not have or would not reasonably be expected to have a Funds Certainty Effect). Without limiting the generality of the foregoing, Parent and/or Sub shall (i) furnish prior notice to the Company of its intent to substitute the Debt Financing and/or the Credit Agreement Financing Documents with Alternative Financing, (ii) furnish the Company complete, correct and executed copies of any amendments to the Financing Commitments and/or the Credit Agreement Financing Documents promptly upon their execution (with any commercially sensitive items redacted so long as such redacted terms would not have or would not reasonably be expected to have a Funds Certainty Effect) and (iii) give the Company prompt written notice (A) of any default or breach (or any event that, with or without notice, lapse of time or both, would (or could reasonably be expected to) give rise to any default or breach) by any party under any of the Financing Commitments or the definitive agreements relating to the Financing (including, without limitation, a Major Event of Default under and as defined in the Debt Commitment Letter and/or the Definitive Debt Financing Agreements, as applicable) of which Parent or Sub becomes aware if such breach or default would reasonably be expected to have a Funds Certainty Effect, (B) of any termination of either of the Financing Commitments, the Credit Agreement Financing Documents and/or the Definitive Debt Financing Agreements, (C) of the receipt of any written notice or other communication from any person with respect to any (1) actual or potential default, breach, termination or repudiation of any Financing Commitment (including any Major Event of Default under and as defined in the Debt Commitment Letter and/or the Definitive Debt Financing Agreements, as applicable), any definitive agreement relating to the Financing or any provision of the Financing Commitments or the definitive agreements relating to the Financing, in each case by any party thereto, or (2) material dispute or disagreement between or among any parties to any Financing Commitment or the definitive agreements relating to the Financing, in each case, only to the extent that such default, breach, termination, repudiation, dispute, disagreement or any other cause of the unavailability of any Financing has or would be reasonably expected to have a Funds Certainty Effect and (D) if for any reason Parent, HH Finance or Sub believe in good faith that they will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Financing Commitments or the definitive agreements relating to the Financing, as the case may be.

(e)    Prior to the Closing, at Parent’s sole expense, the Company shall, and shall cause the Company Subsidiaries and instruct the Company Representatives to, in each case, use their reasonable best efforts to provide to Parent, HH Finance and Sub all customary cooperation reasonably requested by Parent or HH Finance that is reasonably necessary in connection with the Debt Financing, including reasonable best efforts to:

(i)    cause management of the Company to participate in a reasonable number of meetings, presentations, sessions with rating agencies and due diligence sessions, in each case, with appropriate seniority and expertise;

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(ii)    provide reasonable and customary assistance with the preparation of materials for rating agency presentations and bank information memoranda and provide reasonable cooperation with the due diligence efforts of the Debt Financing sources to the extent reasonable and customary (and, to the extent applicable, subject to the limitations contained in Section 5.04 hereof);

(iii)    to (A) obtain drafts of (x) customary payoff letters (for the avoidance of doubt, payoff letters which contain each of the following shall be considered customary payoff letters (1) the total amount required to be paid to fully satisfy such indebtedness as of the anticipated Closing Date (and the daily accrual thereafter) (including principal, interest, fees, expenses, prepayment penalties or payments and other amounts payable in respect thereof other than with respect to contingent obligations for which no claims have been made) (the “Payoff Amounts”), (2) such lender’s agreement that, if the Payoff Amount is paid to such lender on the Closing Date, such payment will result in the full repayment, satisfaction, release and discharge of such indebtedness (other than with respect to customary exceptions with respect to contingent obligations) and a release of the Liens related thereto and (3) wire instructions for payment of the Payoff Amount) reasonably requested by Parent or its Debt Financing sources, in each case, relating to the repayment of the existing Indebtedness as set forth in clauses (a), (b) and (e) of the definition of Indebtedness of the Company and the Company Subsidiaries (other than with respect to any Indebtedness that is cash collateralized or otherwise backstopped, in each case, in a manner reasonably satisfactory to Sub and the Lender Related Parties or with respect to contingent obligations for which no claims have been made) (collectively, the “Payoff Letters”) and (y) UCC termination statements and other documentation to evidence and/or effectuate the release of (1) any Liens (other than in respect of any cash that is used to cash collateralize existing letters of credit, as applicable) with respect to the indebtedness covered by the Payoff Letters and/or (2) any Liens for any Indebtedness is not expressly permitted to remain outstanding hereunder (other than any cash that is used to cash collateralize existing letters of credit, as applicable), in each case, in customary form at least 5 Business Days prior to the Effective Time, (B) provide a good faith estimate of the Payoff Amounts payable by the Company and the Company Subsidiaries pursuant to the Payoff Letters at least 10 Business Days prior to the Effective Time, and (C) at least three (3) Business Days prior to the Closing, providing all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, relating to the Company or any of the Company Subsidiaries, in each case as reasonably requested by Parent at least ten (10) Business Days prior to the Closing; and

(iv)    (A) furnish Parent and Sub and the Financing Sources with the Idaho Original Financial Statements (as defined in the Debt Commitment Letter as in effect on the date hereof), which Idaho Original Financial Statements have been delivered as of the date hereof and (B) cooperate to facilitate (x) the pledging of, and granting, recording and perfection of security interests in, collateral and (y) the delivery of any information required in connection with the execution of any joinders, agreements, certificates, resolutions, corporate authority documents etc., in each case, to be effective as of the Effective Time;

provided, however, that notwithstanding anything in this Section 5.15 or elsewhere in this Agreement to the contrary, (1) in no event shall this Section 5.15(e) be deemed or construed to require such persons to, and such persons shall not be required to, provide such cooperation to the

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extent it would (A) interfere unreasonably with the business or operations of the Company or any of the Company Subsidiaries or jeopardize the health and safety of any employee of the Company or the Company Subsidiaries, in light of COVID-19 or any COVID-19 Measures (provided, that the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not jeopardize such health and safety) or (B) require the Company or any Company Subsidiaries to take any action that would reasonably be expected to (x) conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, the Company Charter or Company Bylaws or other comparable organizational documents of the Company Subsidiaries, any applicable Laws or any Contract, (y) cause any condition to Closing set forth in this Agreement to fail to be satisfied or otherwise cause any breach of this Agreement that would provide Parent or Sub the right to terminate this Agreement or (z) result in any employee, officer or director of such person incurring any personal liability (as opposed to any liability in his or her capacity as an officer of such person) with respect to any matters related to the Financing, (2) neither the Company nor any Company Subsidiary shall be required to commit to take any action that is not contingent upon the Closing or that would be effective at or prior to the Effective Time, (3) neither the board of directors of the Company nor any of the Company Subsidiaries’ boards of directors (or equivalent bodies) shall be required to approve or adopt any Financing or agreements related thereto (or any Alternative Financing), (4) neither the Company nor any of the Company Subsidiaries or any of their respective representatives shall be required to execute or deliver any agreements, certificates, instruments or legal opinions in connection with any Financing (or any Alternative Financing), provided that Parent shall be permitted to request that employees of the Company who will continue to be employees following Closing execute such agreements, joinders, certificates (but, for the avoidance of doubt, no solvency certificate), resolutions, incumbencies or other instruments, which shall not be effective prior to the Effective Time (it being understood and agreed that the refusal of any such employees to execute such agreements, certificates and instruments shall not be deemed a breach of this Agreement), (5) in no event shall the Company be in breach of this Agreement because of the failure of any financial or other information to be delivered that is not currently readily available to the Company on the date hereof or is not otherwise prepared in the ordinary course of business of the Company at the time requested by Parent, Sub or any Financing Source, (6) neither the Company nor any of the Company Subsidiaries shall be responsible for any pro forma financial statements required to be provided in accordance with the Debt Commitment Letter or any Definitive Debt Financing Agreement, (7) neither the Company nor any Company Subsidiaries shall be required to pay any commitment or other similar fee or make any other payment (other than for reasonable out-of-pocket costs or expenses that are reimbursed by Parent as provided below in this Section 5.15(e)) or incur any other liability or provide or agree to provide any indemnity in connection with the Financing or any of the foregoing prior to the Effective Time and (8) nothing contained in this Section 5.15(e) or otherwise shall require the Company or any Company Subsidiary, prior to the Effective Time, to be an issuer or other obligor with respect to the Debt Financing. The Company hereby consents to the use of its and the Company Subsidiaries’ logos in connection with the Debt Financing so long as such logos are used solely in a manner that is not intended or reasonably likely to harm, disparage or otherwise adversely affect the Company or any of the Company Subsidiaries or the reputation or goodwill of the Company or any of the Company Subsidiaries. Parent shall, promptly upon request by the Company, reimburse the Company for all documented and reasonable out-of-pocket costs and expenses incurred by the Company or any of the Company Subsidiaries in connection with such cooperation. Parent shall indemnify and

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hold harmless the Company, the Company Subsidiaries and the Company Representatives (in the case of the Company and the Company Subsidiaries, prior to the Effective Time) from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the Financing (including any action taken in accordance with this Section 5.15(e)) and any information utilized in connection therewith (other than historical information provided in writing by the Company or the Company Subsidiaries specifically for use in connection therewith). Notwithstanding anything to the contrary, the condition set forth in Section 6.02(b), as it applies to the Company’s obligations under Section 5.15(e), shall be deemed satisfied unless the Financing has not been obtained as a result of the Company’s or any Company Subsidiary’s Willful and Material Breach of its obligations under this Section 5.15(e).

(f)    The Company shall deliver, or cause to be delivered, to Parent, Sub and the Financing Sources the executed Payoff Letters in respect of each of (i) the Loan and Security Agreement, dated as of July 16, 2019, by and among, inter alia, the Company, as borrower, the guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders and TCW Asset Management Company LLC, as agent (as amended, restated, amended and restated, modified, supplemented or otherwise replaced or refinanced prior to the Effective Time in accordance with Section 5.01) and (ii) the Loan and Security Agreement, dated as of July 15, 2019, by and among inter alia, the Company and Eyelevel, Inc., as US Borrowers (under and as defined therein), InnerWorkings Europe Limited and Professional Packaging Services Ltd., as UK Borrowers (under and as defined therein), the other guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders and Bank of America, Inc., as agent (as amended, restated, amended and restated, modified, supplemented or otherwise replaced or refinanced prior to the Effective Time in accordance with Section 5.01) at least one (1) Business Day prior to the Closing Date (or such later date as acceptable to Parent in its reasonable discretion and Parent and Sub shall cooperate with the Company with respect to obtaining such Payoff Letters).

(g)    Each of Parent and Sub acknowledge and agrees that neither the obtaining of the Financing, the Credit Agreement Financing Documents or any Alternative Financing is a condition to the occurrence of the Closing, and reaffirms its obligation to consummate the Transactions irrespective and independently of the availability of the Financing or any alternative financing, subject to the applicable conditions set forth in Section 6.01 and Section 6.02 and subject to Section 8.10.

(h)    Notwithstanding anything to the contrary herein, Parent, HH Finance and Sub shall, and shall cause their Subsidiaries to, comply in all respects with the representations and covenants of the HH Existing Credit Agreement (as amended by the Amendment and Waiver Letter and/or as amended, restated, amended and restated or otherwise modified or supplemented in accordance with Section 5.15(a) and/or Section 5.15(c)) that are within their control to the extent any breach or inaccuracy of or failure to perform any such representations and covenants would constitute a Major Event of Default in the Credit Agreement Financing Documents and/or the Definitive Debt Financing Agreements and that could reasonably be expected to have a Funds Certainty Effect with respect to the Debt Financing. Parent and HH Finance shall ensure that no Change of Control (as defined in the Credit Agreement Financing Documents or the Debt Commitment Letter) occurs provided Parent, Sub and HH Finance shall not be in breach of this Section 5.15(h) as a result of a

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Change of Control if they have, at or substantially simultaneously with the execution of any definitive agreement to effect or documentation that would result in such Change of Control, substituted the Credit Agreement Financing Documents and/or the Debt Commitment Letter with Alternative Financing, as applicable or have obtained a waiver of such Change of Control from the relevant lenders.

(i)    Neither Parent nor HH Finance shall sell, encumber or otherwise dispose of any properties or assets, in each case, the principal purpose of which is to avoid its obligations under this Agreement.

Section 5.16    Stock Exchange De-Listing. Prior to the Effective Time, the Company shall reasonably cooperate with Parent to enable the de-listing by the Surviving Corporation of the Shares from Nasdaq as promptly as practicable after the Effective Time and the deregistration of the Shares under the Exchange Act at the Effective Time.

Section 5.17    Resignations. The Company shall use reasonable best efforts to cause to be delivered to Parent resignations executed by each director of the Company in office as of immediately prior to the Effective Time, effective upon the Effective Time.

Section 5.18    Preparation of the Proxy Statement; Company Stockholders Meeting.

(a)    As promptly as practicable following the date of this Agreement, the Company shall prepare and cause to be filed with the SEC a proxy statement to be sent to the Company’s stockholders relating to the Company Stockholders Meeting (together with any amendments or supplements thereto, the “Proxy Statement”). Unless the board of directors (or a duly authorized committee thereof) has made a Change of Company Recommendation in accordance with the provisions of this Agreement, the Proxy Statement shall include the Company Recommendation. Parent, Sub and the Company will cooperate with each other with respect to the preparation of the Proxy Statement, and Parent and Sub shall furnish all information concerning it and its affiliates required under the Exchange Act to be included in the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all non-routine correspondence between the Company or its Representatives, on the one hand, and the SEC or its staff, on the other hand, related to the Proxy Statement. The Company shall use its reasonable best efforts to respond as promptly as practicable to, and resolve, any comments from the SEC with respect to the Proxy Statement, and Parent will cooperate in connection therewith. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (including any preliminary proxy statement and any amendment or supplement thereto) or any other documents related to the Company Stockholders Meeting, or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent a reasonable opportunity to review and comment on the Proxy Statement (and any amendment or supplement thereto), any other documents related to the Company Stockholders Meeting or response (including the proposed final version of the Proxy Statement or response) and (ii) shall consider in good faith all comments reasonably proposed by Parent.

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(b)    If at any time prior to the Company Stockholders Meeting any information relating to the Company or Parent, or any of their respective Subsidiaries, should be discovered by a party hereto, which information should be set forth in an amendment or supplement to the Proxy Statement, the party hereto that discovers such information shall promptly notify the other parties hereto and the Company shall prepare (with the assistance of Parent) and mail to its stockholders such an amendment or supplement, in each case, to the extent required by applicable Law. Each of the Company, Parent and Sub agrees to promptly (i) correct any information provided by it specifically for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect and (ii) supplement the information provided by it specifically for use in the Proxy Statement to include any information that shall become necessary in order to make the statements in the Proxy Statement, in light of the circumstances under which they were made, not misleading. The Company further agrees to cause the Proxy Statement as so corrected or supplemented promptly to be filed with the SEC and to be disseminated to the Company’s stockholders, in each case as and to the extent required by applicable Law. Nothing in this Section 5.18(b) shall limit the obligations of any party under Section 5.18(a).

(c)    Unless this Agreement has been terminated, the Company shall promptly conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act and shall take, in accordance with applicable Law and its certificate of incorporation and by-laws, all action necessary to establish a record date for, duly call, give notice of, convene and hold the Company Stockholders Meeting as promptly as practicable after the SEC Clearance Date, for the purpose of seeking the Company Stockholder Approval (which Company Stockholders Meeting shall in no event be initially set for later than the thirtieth (30th) calendar day immediately following the date of the first mailing of the Proxy Statement (and if such day is not a Business Day, on the first Business Day subsequent to such day)). Without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the foregoing shall be the only matter (other than procedure matters and executive compensation matters related to the Transactions) which the Company shall propose to be acted on by the holders of Company Common Stock at the Company Stockholders Meeting. In connection with the foregoing, the Company shall (i) file the definitive Proxy Statement with the SEC and cause the definitive Proxy Statement to be mailed to the Company’s stockholders as of the record date established for the Company Stockholders Meeting as promptly as practicable (and in any event shall use reasonable best efforts to do so within five (5) Business Days) after the date on which the Company is informed that the SEC has no further comments on the Proxy Statement (the “SEC Clearance Date”; provided that if the SEC has failed to affirmatively notify the Company within ten (10) calendar days after the initial filing of the Proxy Statement with the SEC that it will or will not be reviewing the Proxy Statement, then such date shall be the “SEC Clearance Date”); and (ii) unless the board of directors of the Company (or a duly authorized committee thereof) has made a Change of Company Recommendation in accordance with Section 5.03(e) or Section 5.03(f), use reasonable best efforts to solicit the Company Stockholder Approval. The Company shall, through the Company’s board of directors, make the Company Recommendation and shall include such recommendation in the Proxy Statement, in each case, unless the board of directors (or a duly authorized committee thereof) has made a Change of Company Recommendation in accordance with Section 5.03(e) or Section 5.03(f). Notwithstanding anything to the contrary in this Agreement, the Company may postpone or adjourn the Company Stockholders Meeting only (and shall postpone or adjourn the Company Stockholders Meeting

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upon request of Parent in the event of clauses (B), (C) or (D)): (A) with the consent of Parent and Sub, (B) for the absence of a quorum, (C) to allow reasonable additional time for any supplemental or amended disclosure which the Company has determined in good faith is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Company Stockholders Meeting or following an order or request from the SEC or (D) to allow additional solicitation of votes in order to obtain the Company Stockholder Approval. In the event that the date of the Company Stockholders Meeting as originally called is for any reason adjourned or postponed or otherwise delayed, the Company agrees that unless Parent shall have otherwise approved in writing, it shall use reasonable best efforts to implement such adjournment or postponement or other delay in such a way that the Company does not establish a new record date for the Company Stockholders Meeting, as so adjourned, postponed or delayed, except as required by applicable Law. Unless this Agreement is validly terminated in accordance with Section 7.01 prior to the Company Stockholders Meeting, the Company shall submit this Agreement and the Merger to its stockholders at the Company Stockholders Meeting, even if the Company’s board of directors (or a committee thereof) has effected a Change of Company Recommendation. The Company shall consult with Parent regarding the date to be used as the record date and the timing of any “broker search” required under Rule 14a-13 of the Exchange Act.

ARTICLE VI

CONDITIONS TO THE MERGER

Section 6.01    Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction (or to the extent permitted by Law, mutual waiver by both the Company and Parent) at or prior to the Effective Time of each of the following conditions:

(a)    Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b)    No Injunction. No court or similar Governmental Entity of competent jurisdiction shall have issued or entered any Judgment that is in effect and enjoins or prohibits the consummation of the Merger; provided, however, that the condition in this Section 6.01(a) shall not be available to any party whose failure to fulfill its obligations pursuant to Section 5.05 results in the failure of this condition to be satisfied.

(c)    Regulatory Approvals. Any applicable waiting period (or any extensions thereof) relating to the consummation of the Merger under the HSR Act shall have expired or been terminated; any applicable approval shall have been obtained or any applicable waiting period shall have expired or terminated, in each case under the Antitrust Laws, as specified, of the jurisdictions set forth on Section 6.01(c) of the Company Disclosure Letter, relating to the consummation of the Merger.

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Section 6.02    Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger shall be subject to the satisfaction (or to the extent permitted by Law, waiver by Parent) at or prior to the Effective Time of each of the following conditions:

(a)    Representations and Warranties. (A) Any of the representations and warranties of the Company contained in this Agreement (other than the representations and warranties of the Company set forth in the first sentence of Section 3.01(a), Section 3.02(a), Section 3.02(b), Section 3.02(d), Section 3.02(e), Section 3.04, Section 3.05(b), Section 3.10(c) and Section 3.24), without regard to materiality or Company Material Adverse Effect qualifiers contained within such representations and warranties (other than the use of the qualifier “material” in the terms “Company Material Contract,” “Company Benefit Plan,” “Company Registered Intellectual Property Rights” and “Intellectual Property Rights”), shall be true and correct except for any failure of such representations and warranties to be true and correct that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; (B) the representations and warranties of the Company set forth in the first sentence of Section 3.01(a), Section 3.04, Section 3.05(b) and Section 3.24 (the “Fundamental Representations”) qualified by materiality or Company Material Adverse Effect shall be true and correct in all respects and each of the other Fundamental Representations shall be true and correct in all material respects; (C) the representations and warranties of the Company set forth in Section 3.10(c) shall be true and correct in all respects and (D) the representations and warranties of the Company set forth in each of Section 3.02(a), Section 3.02(b), Section 3.02(d), Section 3.02(e) shall be true and correct in all respects other where the failure of such representation or warranty to be so true and correct is de minimis; in the case of each of clause (A), (B), (C) and (D), as of the Closing Date as though made on and as of such date (except to the extent expressly made as of a specific date, in which case as of such specific date);

(b)    Performance of Obligations of the Company. The Company shall have performed or complied, in all material respects, with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time.

(c)    No Bankruptcy. No proceeding shall have been instituted and not dismissed by or against the Company seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, protection or other relief of it or its debts or any similar relief under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, administrative receiver, liquidator, provisional liquidator, administrator, custodian or other similar official for it or for any substantial part of its property; the Company shall not have made a general assignment for the benefit of creditors; or the Company shall not have taken any corporate action to authorize or consent to any of the actions set forth in this clause (c).

(d)    Company Material Adverse Effect. There shall not have been a Company Material Adverse Effect following the date hereof.

(e)    Company Certificate. The Company shall have delivered to Parent a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or Chief Financial Officer, certifying to the effect that the conditions set forth in Section 6.02(a), Section 6.02(b), Section 6.02(c) and Section 6.02(d) have been satisfied.

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Section 6.03    Conditions to Obligations of the Company. The obligations of the Company to effect the Merger shall be subject to the satisfaction (or to the extent permitted by Law, waiver by the Company) at or prior to the Effective Time of each of the following conditions:

(a)    Representations and Warranties. (i) The representations and warranties of Parent, HH Finance and Sub contained in Section 4.02 shall be true and correct in all material respects as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date) and (ii) the representations and warranties of Parent, HH Finance and Sub made in any other section of this Agreement shall, as of the date hereof and as of the Closing Date, be true and correct (without giving effect to any limitation as to “materiality” set forth therein) as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to “materiality” set forth therein), individually or in the aggregate, would not would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent, HH Finance and Sub to consummate the Transactions.

(b)    Performance of Obligations of Parent, HH Finance and Sub. Parent, HH Finance and Sub shall have performed or complied, in all material respects, with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Effective Time.

(c)    Parent, HH Finance and Sub Certificate. Each of Parent, HH Finance and Sub shall have delivered to the Company a certificate, dated as of the Closing Date and signed by its respective Chief Executive Officer or Chief Financial Officer, certifying to the effect that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.01    Termination. This Agreement may be terminated at any time prior to the Company Stockholder Approval being obtained in the cases of clause (e) or clause (f) or at any time prior to the Effective Time in the case of clauses (a) through (d) and clauses (g) through (i), as follows:

(a)    by mutual written consent of Parent and the Company;

(b)    by either the Company or Parent, if the Effective Time shall not have occurred on or before the date that is nine (9) months after the date of this Agreement (such date, the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 7.01(b) shall not be available to any party whose breach of its obligations under this Agreement, including Section 5.05, has resulted in, or materially contributed to, the failure of the Merger to be consummated on or before such date (it being understood that Parent, HH Finance and Sub shall be deemed a single party for purposes of the foregoing proviso); provided, further, that for the avoidance of doubt, Parent’s and Sub’s failure to consummate the Merger as a result of the failure of all, or any portion of, the Debt Financing (or any alternative financing) to be funded at Closing shall not in and of itself be deemed to be a breach (or action or failure to act) for purposes of this Section 7.01(b);

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(c)    by either the Company or Parent, if the Company Stockholder Approval shall not have been obtained at a duly convened Company Stockholders Meeting or any adjournment or postponement thereof at which the vote was taken in respect of this Agreement and the Merger;

(d)    by either the Company or Parent, if any court or similar Governmental Entity of competent jurisdiction shall have issued or entered any Judgment that permanently enjoins or prohibits the Merger, and such Judgment shall have become final and non-appealable; provided, that the right to terminate this Agreement under this Section 7.01(d) shall not be available to any party whose breach of its obligations under this Agreement, including Section 5.05, resulted in, or was the principal cause of, such Judgment;

(e)    prior to the Company Stockholder Approval being obtained, by Parent, if the Company’s board of directors (or a duly constituted committee thereof) shall have effected a Change of Company Recommendation;

(f)    prior to the Company Stockholder Approval being obtained, by the Company, if the Company’s board of directors (or a duly authorized committee thereof) has authorized the entry into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 5.03(e) (subject to the Company complying with Section 5.03 with respect to such Superior Proposal); provided, that (i) the Company pays the Company Termination Fee prior to or simultaneously with such termination and (ii) the Company enters into the Alternative Acquisition Agreement with respect to the Superior Proposal resulting in such Change of Company Recommendation substantially concurrently with the termination of this Agreement;

(g)    by Parent, if: (i)(A) there is an inaccuracy in the Company’s representations contained in this Agreement or (B) the Company has failed to perform its covenants contained in this Agreement, in either case such that the conditions set forth in Section 6.02(a) or Section 6.02(b) would not be satisfied; (ii) Parent shall have delivered to the Company written notice of such inaccuracy or failure to perform; and (iii) either such inaccuracy or failure to perform is not capable of cure prior to the Outside Date or at least thirty (30) days shall have elapsed since the date of delivery of such written notice to the Company and such inaccuracy or failure to perform shall not have been cured; provided, however, that Parent shall not be permitted to terminate this Agreement pursuant to this Section 7.01(g) if the inaccuracy of the representations of Parent or Sub contained in this Agreement or Parent’s or Sub’s failure to perform its covenants contained in this Agreement is such that a condition contained in Section 6.03(a) or Section 6.03(b) would not be satisfied;

(h)    by the Company, if (i)(A) there is an inaccuracy in Parent’s, HH Finance’s or Sub’s representations contained in this Agreement or (B) Parent, HH Finance or Sub fails to perform its covenants contained in this Agreement, in either case that such that the conditions set forth in Section 6.03(a) or Section 6.03(b) would not be satisfied; (ii) the Company shall have delivered to Parent written notice of such inaccuracy or failure to perform; and (iii) either such inaccuracy or failure to perform is not capable of cure prior to the Outside Date or at least thirty (30) days shall have elapsed since the date of delivery of such written notice to Parent and such inaccuracy or failure to perform shall not have been cured; provided, however, that the Company shall not be permitted to terminate this Agreement pursuant to this Section 7.01(h) if the inaccuracy of the representations of the Company contained in this Agreement or the Company’s failure to perform its covenants contained in this Agreement is such that a condition contained in Section 6.02(a) or Section 6.02(b) would not be satisfied; or

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(i)    by the Company, if (i) all of the conditions in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing or that have failed to be satisfied as a result of the material inaccuracy of any of Parent’s, HH Finance’s or Sub’s representations or warranties or Parent’s, HH Finance’s or Sub’s material failure to perform any of its covenants or agreements contained in this Agreement) have been and continue to be satisfied or waived at the time the Closing was to occur, (ii) the Company has irrevocably notified Parent in writing that the Company is, and during such time stands, ready, willing and able to consummate the Closing, and (iii) Parent and Sub have failed to consummate the Closing on the date by which the Closing is required to have occurred pursuant to Section 1.02.

Section 7.02    Effect of Termination.

(a)    In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made and this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Sub or the Company or their respective Subsidiaries, officers or directors, in either case, except (i) with respect to the last sentence of Section 5.04, Section 5.10, the next to last two sentences of Section 5.15(e), Section 5.15(i) (if the Company has brought a claim against Parent available to the Company pursuant to the terms of this Agreement, subject to the limitations set forth herein (including this Section 7.02(a) and Section 7.02(f), including, for the avoidance of doubt, with respect to the enforcement of the Parent Willful Breach Cap), no later than 60 days after termination hereof until the resolution of such claim), this Section 7.02 and Article VIII and (ii) subject to the limitations set forth in Section 7.02(f) and Section 7.02(g), with respect to any liability for damages incurred or suffered by a party as a result of another party’s Willful and Material Breach of any of its representations, warranties, covenants or agreements set forth in this Agreement prior to such termination; provided, however, that the Confidentiality Agreement shall continue in full force and effect in accordance with its terms.

(b)    Company Payments. In the event that this Agreement is terminated:

(i)    by (A) Parent pursuant to Section 7.01(e) or (B) the Company pursuant to Section 7.01(f), then the Company shall pay to Parent or its designee, within two (2) Business Days following the date of such termination by Parent pursuant to clause (A), or prior to or concurrently with such termination by the Company pursuant to clause (B), the Company Termination Fee; or

(ii)    (A) by Parent pursuant to Section 7.01(g) (as a result of a breach by the Company of any of its covenants in this Agreement), or by either Parent or the Company pursuant to Section 7.01(b) (if the Company Stockholder Approval has not been obtained) or Section 7.01(c), (B) after the date of this Agreement and prior to the termination of this Agreement, a Competing Proposal shall have been made to the Company’s board of directors (in the case of a termination pursuant to Section 7.01(g) or Section 7.01(b)) or publicly made or disclosed or any Competing Proposal became publicly known (and any such Competing Proposal was not

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withdrawn at least five (5) Business Days prior to the event giving rise to the termination of this Agreement), and (C) within twelve (12) months after the termination of this Agreement, the Company shall have (x) entered into an Alternative Acquisition Agreement to effect any Competing Proposal (and such Competing Proposal is later consummated) or (y) consummated any Competing Proposal, then the Company shall pay to Parent or its designee, on the date of the consummation of such Competing Proposal, the Company Termination Fee; provided, that for purposes of this Section 7.02(b)(ii), the term “Competing Proposal” shall have the meaning assigned to such term, except that all percentages therein shall be changed to “50%”; provided, further, that to the extent this Agreement is terminated by Parent pursuant to Section 7.01(g) in respect of a Willful and Material Breach of Section 5.03, clause (B) shall not be required in order to trigger the payment of the Company Termination Fee (as long as the conditions set forth in clause (C) are satisfied).

(c)    Parent Payment. If this Agreement is terminated (i) by the Company pursuant to Section 7.01(h) or Section 7.01(i) or (ii) by Parent pursuant to Section 7.01(b) at a time when the Company could have terminated under Section 7.01(i) (without giving effect to the requirement in Section 7.01(i)), then Parent shall promptly pay the Parent Termination Fee to the Company or its designee, within two (2) Business Days following the date of such termination.

(d)    The parties acknowledge and agree that each of the Company Termination Fee or Parent Termination Fee, as the case may be, if, as and when required to be paid pursuant to this Section 7.02, shall not constitute a penalty but is a reasonable amount that is intended to compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and the Transactions, subject to the payment of any Damages for Willful and Material Breach also payable in such circumstances to the extent recovered hereunder (in accordance with Section 7.02(a) and subject to the limitations set forth in Section 7.02(f)).

(e)    Subject to Parent’s right to seek specific performance pursuant to Section 8.10, the parties hereby acknowledge and agree that in the event that the Company Termination Fee is paid or payable by the Company pursuant to Section 7.02(b), except as otherwise provided in Section 7.02(a), the Company Termination Fee shall be the sole and exclusive monetary remedy available to the Parent Related Parties for any and all losses or damages suffered or incurred by the Parent Related Parties in connection with this Agreement (and the termination of this Agreement), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and upon payment of such amounts in such circumstances, none of the Company, the Company Subsidiaries or any of their Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions. The Company, Parent, HH Finance and Sub acknowledge that (i) the agreements contained in this Section 7.02 are an integral part of the transactions contemplated by this Agreement and (ii) without these agreements, Parent, HH Finance, Sub and the Company would not enter into this Agreement. In no event shall the Company be required to pay to Parent more than one Company Termination Fee.

(f)    Subject to the Company’s right to seek specific performance pursuant to Section 8.10 or the Equity Commitment Letter (in accordance with the terms thereof), the parties hereby acknowledge and agree that in the event that the Parent Termination Fee is paid or payable

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by Parent pursuant to Section 7.02(b), except as otherwise provided in Section 7.02(a), the Parent Termination Fee shall be the sole and exclusive remedy available to the Company, the Company Subsidiaries and any of their respective former, current or future stockholders, managers, members, directors, officers, employees, agents, advisors, other representatives, successors or assignees of any of the foregoing (collectively, the “Company Related Parties”) for any and all losses or damages suffered or incurred by the Company Related Parties in connection with this Agreement (and the termination of this Agreement), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and upon payment of such amount, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions. Without limiting the foregoing, and notwithstanding anything to the contrary in this Agreement, the parties hereby acknowledge and agree that if Parent, HH Finance or Sub breaches this Agreement (whether willfully (including a Willful and Material Breach) intentionally, unintentionally or otherwise) or fails to perform hereunder (whether willfully (including a Willful and Material Breach), intentionally, unintentionally or otherwise), then, except for the right to seek specific performance in accordance with and subject to the terms and conditions of Section 8.10 or under the Equity Commitment Letter (in accordance with the terms thereof), the sole and exclusive remedies (whether at law, in equity, in contract, in tort or otherwise) against Parent, HH Finance, Sub, the Equity Financing Source, any other equity financing source, and their respective affiliates and Subsidiaries, or any of their or their affiliates’ respective direct or indirect, former, current or future general or limited partners, stockholders, equityholders, managers, members directors, officers, employees, agents, advisors, other representatives or successors or assignees of any of the foregoing (excluding Parent, HH Finance and Sub, the “Parent Related Parties”) or the Lender Related Parties for any breach, loss, damage or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any oral representation made or alleged to have been made in connection herewith or therewith, or any termination of this Agreement or failure of the Transactions to occur, or any matter forming the basis thereof, shall be for the Company to (x) terminate this Agreement pursuant to Section 7.01(h) or Section 7.01(i) and receive payment of the Parent Termination Fee (and, solely in the event of a Willful and Material Breach by Parent, HH Finance or Sub prior to such termination, additionally seek to recover monetary damages in an amount, when taken together with the Parent Termination Fee, not to exceed the Parent Willful Breach Cap) or (y) seek to recover monetary damages from Parent, subject to Section 7.02(a), in connection with any termination of this Agreement in circumstances in which the Parent Termination Fee is not actually payable; provided, that in no event shall Parent be subject to monetary damages (including the amount of the Parent Termination Fee paid or payable) in excess of the amount of the Parent Willful Breach Cap; provided, further, that in no event will the Company be entitled to both the Parent Termination Fee (or any monetary damages in connection with this Agreement) and specific performance of this Agreement to consummate the Closing (it being understood and agreed that the Company may obtain both specific performance to cause Parent, Sub or HH Finance to perform its other obligations under this Agreement (including to obtain the Financing or to make (or cause to be made) the filings required under Section 5.05, but not to consummate the Merger or the Transactions or specific performance pursuant to the Equity Commitment Letter) and, solely to the extent the Company has not obtained specific performance of the Agreement to consummate the Closing (or specific performance under the Equity Commitment Letter) and is no longer seeking any such specific performance, the Parent Termination Fee and/or other monetary damages, in the aggregate in an

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amount not in excess of the Parent Willful Breach Cap, solely to the extent such amounts are payable in accordance with the terms of this Agreement, including this Section 7.02(f)). Notwithstanding anything to the contrary set forth herein, in no circumstances will Parent be required to pay or be subject to any monetary damages (when taken together with any portion of the Parent Termination Fee which has been paid) in excess of the amount of the Parent Willful Breach Cap. The Company, Parent, HH Finance and Sub acknowledge that (i) the agreements contained in this Section 7.02 are an integral part of the transactions contemplated by this Agreement and (ii) without these agreements, Parent, Sub and the Company would not enter into this Agreement. In no event shall Parent be required to pay to the Company more than one Parent Termination Fee. For the avoidance of doubt, and in any event subject to the other provisions of this Section 7.02(f), in the event of a Willful and Material Breach by Parent, HH Finance or Sub, the Company shall be permitted to seek to recover Damages against Parent and its Subsidiaries in respect of such Willful and Material Breach in an amount not to exceed the Parent Willful Breach Cap (taking into account any payment of the Parent Termination Fee). “Parent Willful Breach Cap” means an amount equal to $30,000,000, provided that if the Parent Termination Fee has been paid to the Company by or on behalf of Parent, the Parent Willful Breach Cap shall be reduced by the amount of the Parent Termination Fee that has been paid to the Company by or on behalf of Parent.

(g)    This Agreement may only be enforced against, and any claims or causes of action that may be based upon or under, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made against the entities that are expressly identified as parties hereto (and, solely in accordance with and pursuant to the Equity Commitment Letter, the parties thereto). No Parent Related Party or Lender Related Party shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claims against the parties to this Agreement (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions contemplated by this Agreement or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its affiliates or Representatives seek to enforce this Agreement against, make claims for breach of this Agreement against, or seek to recovery monetary damages for breach of this Agreement or otherwise in connection with the Transactions from, any Parent Related Party (other than Parent, HH Finance and its Subsidiaries) or any Lender Related Party. For the avoidance of doubt, the foregoing shall not limit the right of the Company to specific performance against Parent, HH Finance or Sub pursuant to Section 8.10 (in accordance with the terms thereof) or against Equity Financing Sources pursuant to the Equity Commitment Letter (in accordance with the terms thereof). No Company Related Party (other than the Company and the Company Subsidiaries) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claims against the parties to this Agreement (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions contemplated by this Agreement or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its affiliates or Representatives seek to enforce this Agreement against, make claims for breach of this Agreement against, or seek to recovery monetary damages for breach of this Agreement or otherwise in connection with the Transactions from, any Company Related Party (other than the Company and the Company Subsidiaries).

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Section 7.03    Amendment. Subject to Section 5.07(e), this Agreement may be amended by the parties at any time before or after receipt of the Company Stockholder Approval; provided, however, that (a) after receipt of the Company Stockholder Approval, there shall be made no amendment that by Law requires further approval by the Company’s stockholders without the further approval of such stockholders and (b) except as provided above, no amendment of this Agreement shall be submitted to be approved by the Company’s stockholders unless required by Law. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

Section 7.04    Waiver. At any time prior to the Effective Time, Parent and Sub, on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any breach or inaccuracy of the representations and warranties of the other contained in this Agreement or in any document delivered pursuant hereto and (c) waive compliance by the other with any of the covenants or conditions contained in this Agreement. No extension or waiver, or termination of this Agreement, by the Company shall require the approval of the Company’s stockholders unless such approval is required by Law. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01    Non-Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. Except for any covenant or agreement that by its terms contemplates performance after the Effective Time, none of the covenants and agreements of the parties contained in this Agreement shall survive the Effective Time.

Section 8.02    Notices. All notices or other communications required or permitted hereunder shall be in writing, shall be sent by e-mail of a .pdf attachment (providing confirmation of transmission), by reliable overnight delivery service (with proof of service) or by hand delivery, and shall be deemed to have been duly given (a) when delivered if delivered in person or when sent if sent by e-mail (provided that read receipt confirmation of receipt of the e-mail or electronic confirmation of the receipt of the e-mail is obtained), (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, with a copy also sent by e-mail or (c) on the next Business Day if transmitted by national overnight courier with a copy also sent by e-mail, in each case as follows (or at such other address for a party as shall be specified by like notice):

If to Parent, HH Finance or Sub:

HH Global

520 Lake Cook Road Suite 680

Deerfield, IL 60015

Attention: Mike Perez (mike.perez@hhglobal.com)

                 Zachary Raimi (zachary.raimi@hhglobal.com)

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with a copy to (for information purposes only):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Facsimile:    (212) 446-6460

Attention:    Peter Martelli, P.C. (peter.martelli@kirkland.com)

                    Lauren M. Colasacco, P.C. (lauren.colasacco@kirkland.com)

                    Francisco J. Morales Barron

                     (francisco.morales@kirkland.com)

If to the Company:

InnerWorkings, Inc.

203 North LaSalle, Suite 1800

Chicago, Illinois 60601

E-mail Address: oazar@inwk.com

Attention:         Oren Azar

with copies to (for information purposes only):

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

Telephone:    (312) 853-7000

Attention:      Gary D. Gerstman (ggerstman@sidley.com)

                      Scott R. Williams (swilliams@sidley.com)

Section 8.03    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

Section 8.04    Entire Agreement. This Agreement (together with the Annexes, Exhibits, Company Disclosure Letter and the other documents delivered pursuant hereto), and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter of this Agreement.

Section 8.05    Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation

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of Law or otherwise by any of the parties hereto without the prior written consent of the other parties; provided that Parent and Sub may assign this Agreement and all of their rights under this Agreement or any related documents, without the prior written consent of the Company, for the benefit of any Lender, lenders or other creditors under the Definitive Debt Financing Agreements as collateral security pursuant to the terms thereof provided that no such assignment will relieve Parent or Sub of their obligations under this Agreement. Any assignment or transfer in violation of the preceding sentence shall be void.

Section 8.06    Parties in Interest. Except for (a) Article II, which shall be for the benefit of any person entitled to payment thereunder, (b) Section 5.07, which shall be for the benefit of each Indemnified Party, such Indemnified Party’s heirs, executors or administrators and each Indemnified Party’s representatives, and (c) this Section 8.06, Section 7.02(f), Section 7.02(g), Section 8.05 and Section 8.11, which in each case shall be for the benefit of such Parent Related Parties and Lender Related Parties and the Company Related Parties, Parent, Sub and the Company hereby agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth in this Agreement; provided, that the persons named in clauses (a) and (b) of this sentence shall be entitled to enforce their rights under this Agreement. The parties hereto further agree that the rights of third-party beneficiaries under clauses (a) and (b) of the preceding sentence shall not arise unless and until the Effective Time occurs.

Section 8.07    Mutual Drafting; Interpretation; Headings. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: (a) the singular number shall include the plural, and vice versa; (b) the masculine gender shall include the feminine and neuter genders; (c) the feminine gender shall include the masculine and neuter genders; and (d) the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and words of similar meaning, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections,” “Annexes” and “Exhibits” are intended to refer to Sections of this Agreement and the Annexes and Exhibits to this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. The term “or” shall not be deemed to be exclusive. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. In this Agreement, references to “as of the date of this Agreement,” “as of the date hereof” or words of similar import shall be deemed to mean “as of immediately prior to the execution and delivery of this Agreement.” The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time

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to time amended, modified or supplemented, including by succession of comparable successor statutes. Any agreement or instrument referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent to the extent such amendment, modification, supplement, waiver or consent is not prohibited by this Agreement, and references to all attachments thereto and instruments incorporated therein. Any reference to days means calendar days unless Business Days are expressly specified. References to “written” or “in writing” include in electronic form. When calculating the period of time before which, within which or after which any act is to be done or step taken pursuant to this Agreement, (x) the date that is the reference date in calculating such period shall be excluded and (y) if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day. References to documents being “provided”, “made available” or “delivered” shall mean that any such document was posted as of 5:00 p.m. (Eastern Time) on the date hereof in the electronic data room with respect to the Transactions hosted by Merrill (including as may have been made available in the “clean room” pursuant to the Confidentiality Agreement) or is otherwise set forth in Section 8.07 of the Company Disclosure Letter. Notwithstanding anything in this Agreement to the contrary, the parties hereto agree that the Financing is the responsibility of Parent and Sub and not the Company or any Company Subsidiary and that (i) the Company makes no representations or warranties relating to the Financing (including whether the Company has authorized the Financing or whether any of the transactions contemplated by the Financing conflict with or violate any obligation of the Company or any Company Subsidiary or Contract to which the Company or any Company Subsidiary is a party), (ii) except for Section 5.15(e), none of the covenants of the Company in this Agreement require the Company to take any action relating to the Financing and (iii) for purposes of the representations and warranties and covenants and obligations of the Company hereunder, the Transactions shall not include the Financing.

Section 8.08    Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

(a)    This Agreement shall be governed by, construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to the principles of conflicts of Law thereof.

(b)    Each of the parties irrevocably agrees that any legal Proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each of the parties agrees not to commence any Proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described in this Agreement. Each of the parties further agrees that notice as provided in this Agreement shall constitute sufficient service of process, and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim

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or otherwise, in any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described in this Agreement for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Proceeding in any such court is brought in an inconvenient forum, (B) the venue of such Proceeding is improper or (C) this Agreement, or the subject matter of this Agreement, may not be enforced in or by such courts.

(c)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (III) IT MAKES THE FOREGOING WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.08(C).

Section 8.09    Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

Section 8.10    Specific Performance.

(a)    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached. Accordingly, the parties acknowledge and agree that, subject in all respects to the terms and conditions of this Section 8.10, the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, without proof of damages or otherwise. The parties agree that, notwithstanding anything herein to the contrary, the Company shall be entitled to injunctive relief, specific performance or other equitable relief to cause the Equity Financing to be consummated (whether under this Agreement or the Equity Commitment Letter, but in each case in accordance with the terms hereof or thereof) and to cause Parent and Sub to consummate the Merger and to

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effect the Closing (including to deposit with the Paying Agent funds equal to the Aggregate Common Stock Consideration as required by Section 2.02 and to deposit with the Surviving Corporation the funds contemplated by Section 2.03(g)) in accordance with Section 1.02 and Article II on the terms and subject to the conditions in this Agreement, if, and only if: (i) all of the conditions set forth in Section 6.01 and Section 6.02 have been satisfied as of the date on which the Closing would otherwise be required to occur (other than those conditions that, by their nature, are to be satisfied at the Closing (each of which is capable of being satisfied at the Closing) but subject to the satisfaction or waiver of such conditions), (ii) Parent and Sub are required to consummate the Closing in accordance with Section 1.02 and fail to complete the Closing by the date the Closing would otherwise be required to have occurred pursuant to Section 1.02, (iii) the Debt Financing (including any alternative financing in accordance with Section 5.15(c)) has been or will be funded at the Effective Time if the Equity Financing is consummated and (iv) the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the Financing (including any alternative financing in accordance with Section 5.15(c)) is funded, then the Company will, subject to conditions in Article VI, cause the Closing to occur in accordance with this Agreement. Notwithstanding anything else to the contrary in this Agreement, while the Company may concurrently seek specific performance subject in all respects to this Section 8.10 and payment of the Parent Termination Fee or monetary damages (if, as and when required pursuant to this Agreement), under no circumstances shall the Company be permitted or entitled to receive both an injunction, grant of specific performance or other equitable relief providing for the consummation of the Equity Financing or the Merger pursuant to this Section 8.10 and the payment of the Parent Termination Fee or any monetary damages (subject in any case to the limitations set forth in Section 7.02(f)).

(b)    Each of the parties agrees that, (i) the seeking of remedies pursuant to this Section 8.10 shall not in any way constitute a waiver by any party seeking such remedies of its right to seek any other form of relief that may be available to it under this Agreement, including under Section 7.02, in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 8.10 are not available or otherwise are not granted, (ii) nothing set forth in this Agreement shall require a party to institute any Proceeding for (or limit a party’s right to institute any Proceeding for) specific performance under this Section 8.10 prior, or as a condition, to exercising any termination right under Article VII (and pursuing damages after such termination), nor shall the commencement of any Proceeding seeking remedies pursuant to this Section 8.10 or anything set forth in this Section 8.10 restrict or limit a party’s right to terminate this Agreement in accordance with the terms of Article VII or pursue any other remedies under this Agreement that may be available then or thereafter, (iii) no party shall require the other to post any bond or other security as a condition to institute any Proceeding for specific performance under this Section 8.10, (iv) the right of specific performance is an integral part of the Transactions and without that right, none of the parties would have entered into this Agreement and (v) each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties (on behalf of themselves or any third party beneficiary to this Agreement) have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 8.11    Lender Related Parties. Notwithstanding anything to the contrary contained in this Agreement, each of the parties hereto: (a) agrees that it will not bring or support any person, or permit any of its affiliates to bring or support any person, in any action, suit, proceeding, cause

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of action, claim, cross-claim or third-party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise, against the Lenders, their affiliates and their respective former, current and future directors, officers, managers, members, stockholders, equity holders, partners, employees, agents, successors and permitted assigns (other than Parent, Sub, the Equity Financing Sources and their respective affiliates) (the “Lender Related Parties”) in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including, but not limited to, any dispute arising out of or relating in any way to the Debt Financing or the performance thereof or the financings contemplated thereby, in any forum other than English courts; (b) agrees that, except as specifically set forth in the Debt Financing, all claims or causes of action (whether at Law, in equity, in contract, in tort or otherwise) against any of the Lender Related Parties in any way relating to the Debt Financing or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, and construed in accordance with, English law, without regard to the conflicts of Law rules of such jurisdiction that would result in the application of the Laws of any other jurisdiction and (c) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AT LAW OR IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING IN ANY WAY TO THE DEBT FINANCING OR THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY. Notwithstanding anything to the contrary contained in this Agreement, the Lender Related Parties are intended third-party beneficiaries of this Section 8.11, Section 7.02(f) (Effect of Termination), Section 8.05 (Assignment) and Section 8.06 (Parties in Interest), and shall be entitled to the protections of such provisions to the same extent as if the lenders to the Debt Financing were parties to this Agreement. Notwithstanding anything to the contrary in Section 7.03 or Section 7.04, none of this Section 8.11, Section 7.02(f), Section 8.05 (Assignment) and Section 8.06 (Parties in Interest) may be amended, modified or supplemented, or any of its provisions waived, in a manner that is adverse in any material respect to any Lender Related Parties without the written consent of such Lender Related Parties.

* * * * * * * *

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IN WITNESS WHEREOF, Parent, HH Finance, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

HH GLOBAL GROUP LIMITED

By:	/s/ Edward Parsons
Name:	Edward Parsons
Title:	Group CFO

HH GLOBAL FINANCE LIMITED

By:	/s/ Edward Parsons
Name:	Edward Parsons
Title:	Group CFO

PROJECT IDAHO MERGER SUB, INC.

By:	/s/ Michael Perez
Name:	Michael Perez
Title:	President

Merger Agreement

INNERWORKINGS, INC.

By:	/s/ Richard S. Stoddart
Name:	Richard S. Stoddart
Title:	Chief Executive Officer and President

Merger Agreement

Annex I

“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains confidentiality terms no less favorable to the Company in the aggregate than those contained in the Confidentiality Agreement, except that the Company shall be permitted to enter into a confidentiality agreement that does not contain a standstill provision that covers the making of a Competing Proposal to the Company’s board of directors.

“affiliate” means, with respect to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the first-mentioned person.

“Aggregate Common Stock Consideration” means the product of the Merger Consideration and the number of Shares issued and outstanding immediately prior to the Effective Time (other than (i) Shares to be cancelled in accordance with Section 2.01(a)(ii), (ii) Shares of Restricted Stock and (iii) Dissenting Shares).

“Aggregate Merger Consideration” means the sum of the Aggregate Common Stock Consideration, the aggregate Restricted Stock Payments, the aggregate RSU Payments, the aggregate Option Payments and the Warrant Payment.

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and implementing legislation of countries party to the Organization for Economic Cooperation and Development Convention on Combatting Bribery of Foreign Officials in International Business Transactions and the UN Convention Against Corruption.

“Antitrust Division” means the Antitrust Division of the Department of Justice.

“Business Day” means any day, other than a Saturday or Sunday or a day on which banks are required or authorized by Law to close in New York, New York or in London, United Kingdom.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Company Data” means all business information and all personally-identifying information and data (whether of employees, contractors, consultants, customers, consumers, or other persons and whether in electronic or any other form or medium) that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by the Company, any of the Company Subsidiaries, or the Company Systems.

“Company Material Adverse Effect” means any condition, fact, occurrence, development, change, circumstance, event or effect (each an “Effect”) that has had or would reasonably be expected to have, individually or in the aggregate together with all other Effects, a material adverse effect on the business, assets, financial condition or results of operations of the Company and the Company Subsidiaries, taken as a whole; provided, however, that none of the following, and no Effect arising out of or resulting from the following shall constitute or be taken into account in determining whether there has been, a “Company Material Adverse Effect”: (a) the entry into or the announcement or pendency of this Agreement or the transactions contemplated by this Agreement, the performance by the Company of this Agreement or the consummation of the transactions contemplated by this Agreement (other than for purposes of the representations and warranties contained in Section 3.05 (and in Section 6.02(a) and Section 7.01(g) to the extent related to such representation and warranty)), in each case, including (i) by reason of the identity of, or any facts or circumstances relating to, Parent, Sub or any of their respective affiliates, (ii) by reason of any communication by Parent or any of its affiliates regarding the plans or intentions of Parent with respect to the conduct of the business of the Company and the Company Subsidiaries following the Effective Time and (iii) the impact of any of the foregoing on any of the Company’s or any of the Company Subsidiaries’ relationships (contractual or otherwise) with its respective customers, suppliers, vendors, business partners or employees; (b) any Effect affecting the economy or the financial, credit or securities markets in the United States or elsewhere in the world (including interest rates and exchange rates or any changes therein) or any Effect affecting any business or industries in which the Company or any of the Company Subsidiaries operates; (c) the suspension of trading in securities generally on the Nasdaq; (d) any development or change in applicable Law, GAAP or accounting standards or the interpretation of any of the foregoing; (e) any action taken by the Company or any of the Company Subsidiaries that is expressly required by this Agreement or with Parent’s written consent or at Parent’s written request (other than compliance with Section 5.01); (f) the commencement, occurrence, continuation or escalation of any armed hostilities, sabotage, or acts of war (whether or not declared) or terrorism, or any escalation or worsening of acts of terrorism, armed hostilities or war; (g) any actions or claims made or brought by any of the current or former stockholders of the Company (or on their behalf or on behalf of the Company, but in any event only in their capacities as current or former stockholders) arising out of this Agreement or any of the transactions contemplated by this Agreement; (h) the existence, occurrence, continuation or escalation of any acts of God, force majeure events, any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or weather-related events or any national, international or regional calamity or any civil unrest or any disease outbreak, pandemic or epidemic; (i) any comments or other communications by Parent or Sub of its intentions with respect to the Company or any Company Subsidiary, including any communications to any employees of the Company or any Company Subsidiary, (j) any changes in the market price or trading volume of the Shares, any changes in the ratings or the ratings outlook for the Company or any of the Company Subsidiaries by any applicable rating agency, any changes in any analyst’s recommendations or ratings with respect to the Company or any of the Company Subsidiaries, (k) any failure of the Company or any Company Subsidiary to meet any internal or external projections, budgets, guidance, forecasts or estimates of revenues, earnings or other financial results or metrics for any period ending on or after the date of this Agreement (it being understood that the exceptions in clause (c), clause (j) and this clause (k) shall not prevent or otherwise affect the underlying cause of any such Effect, suspension or failure referred to therein (to the extent not otherwise falling within any of the exceptions provided by clauses (a), (b) or (d) through (i) or (l)) from being taken into account in determining whether a Company Material Adverse Effect has occurred) (provided, that this clause (k) shall not be construed as implying that the Company is making any representation or warranty with respect to any internal or external projections, budgets, guidance, forecasts or estimates of revenues, earnings or other financial results or metrics for any period), or (l) the Specified Matters, COVID-19 or any COVID-19 Measures; provided, that with respect to clauses (b), (c) (d), (f) and (h), such Effects shall not be prohibited from being taken into account to the extent they materially and disproportionately adversely affect the Company and the Company Subsidiaries, taken as a whole, compared to other companies operating primarily in the same industries in which the Company and the Company Subsidiaries operate.

“Company Recommendation” means the recommendation of the Company’s board of directors that the stockholders of the Company adopt this Agreement.

“Company Representatives” means the Company’s directors, officers, investment bankers and counsel, in each case, to the extent acting at the direction of the Company.

“Company Stock Plans” means the Company’s 2006 Stock Incentive Plan (as amended and restated on September 6, 2018) and the Company’s 2020 Omnibus Incentive Plan.

“Company Subsidiaries” means the Subsidiaries of the Company.

“Company Software” means any and all Software owned or purported to be owned by the Company or any Company Subsidiary.

“Company Systems” means any and all of the following owned, leased, licensed or used by or for, or otherwise relied on by, the Company or any Company Subsidiary: information technology and computers systems, networks and infrastructure (including Software, databases, facilities and equipment) relating to the transmission, storage, maintenance, organization, presentation, generation, processing or analysis of data and information, whether or not in electronic format. Company Systems shall include Company Software.

“Company Termination Fee” means an amount in cash equal to $6,191,000.

“Competing Proposal” means, other than the transactions contemplated by this Agreement, any proposal or offer (whether or not in writing) from any person (other than Parent, Sub or any of their respective affiliates) relating to (a) the acquisition (whether by merger, consolidation, exchange, equity investment, joint venture, recapitalization (including a leveraged recapitalization or extraordinary dividend), reorganization, other business combination or otherwise) by any person of more than twenty percent (20%) of the consolidated assets (based on fair market value or book value) or revenues of the Company and the Company Subsidiaries, taken as a whole, (b) the issuance, sale or other disposition, directly or indirectly, to any person (or the stockholders of any person) or “group” of persons (as defined in Section 13(d)(3) of the Exchange Act) of securities (or options, rights, or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing twenty percent (20%) or more of the voting power of the Company, (c) transaction in which any person (or the stockholders of any person) shall acquire, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any “group” which beneficially owns or has the right to acquire beneficial ownership of, securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of the Company or (d) any merger, combination, share exchange or similar transaction as a result of which the holders of Shares issued and outstanding immediately prior to such transaction would own less than eighty percent (80%) of the outstanding voting power of the parent entity resulting from such transaction.

“Confidentiality Agreement” means the letter regarding confidentiality between the Company and Parent dated April 28, 2020.

“Contract” means any legally binding agreement, contract, lease (whether for real or personal property), power of attorney, note, bond, mortgage, indenture, deed of trust, loan, evidence of Indebtedness, letter of credit, settlement agreement, franchise agreement, covenant not to compete, employment agreement, license, purchase or sale order or other legal commitment to which a person is a party or to which the properties or assets of such person are subject.

“Copyrights” means any United States and non-United States copyright, works of authorship (whether or not copyrightable), moral rights s and mask works (as defined in 17 U.S.C. §901) and registrations, renewal therefor and pending applications to register the same.

“COVID-19” means SARS-CoV-2 or COVID-19 or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any reasonable action or inaction by the Company or any Company Subsidiary taken (or not taken) to the extent reasonably necessary to address COVID-19 or address or comply with any workforce reduction, quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any industry group or any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case in connection with or in response to COVID-19, including the CARES Act and Families First Act.

“Damages” means any and all damages, costs, expenses, liabilities of any kind, in each case, suffered by the Company, on the one hand, or Parent, HH Finance and Sub, on the other hand, as a result of or in connection with a Willful and Material Breach of this Agreement by Parent, HH Finance or Sub, on the one hand, or the Company, on the other hand.

“Data Security Requirements” means all of the following, to the extent relating to Company Data, data privacy, or data security: (i) all applicable Laws; (ii) policies, procedures and practices of the Company and the Company Subsidiaries, including any privacy policies, programs and other notices; (iii) industry and self-regulatory standards applicable to the industries in which the Company and the Company Subsidiaries operate (including the Payment Card Industry Data Security Standard (PCI-DSS)); and (iv) Contracts to which the Company or any Company Subsidiary is a party or is otherwise bound.

“Environmental Laws” means all Laws that (a) regulate or relate to pollution or the protection or clean up of the environment, occupational or human safety and health in respect of exposure to Hazardous Substances, or the use, generation, recycling, processing, labeling, production, manufacture, remediation, treatment, storage, transportation, handling, disposal or release of Hazardous Substances or (b) impose liability (including for enforcement, investigatory costs, cleanup, removal or response costs, natural resource damages, contribution or injunctive relief) or standards of care with respect to any of the foregoing.

“Environmental Permits” means any permit, registration, identification number, license or other authorization required under any applicable Environmental Law.

“ERISA Affiliate” means any entity that, together with another entity, would be treated at the relevant time, as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FTC” means the Federal Trade Commission.

“GAAP” means generally accepted accounting principles as applied in the United States.

“Governmental Entity” means any United States or foreign national, supra national, federal, state, county, municipal or local government, or other governmental or regulatory body, authority, court, commission, tribunal, bureau, department, agency or political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, including any arbitrator or arbitral body.

“Hazardous Substances” means any toxic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation or for which liability or standards of care are imposed under any Environmental Law, including petroleum (including crude oil or any fraction thereof), asbestos, radioactive materials and polychlorinated biphenyls.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means all (a) indebtedness of the Company or any of the Company Subsidiaries for borrowed money (including the aggregate principal amount thereof and the aggregate amount of any accrued but unpaid interest thereon), other than indebtedness for borrowed money between the Company and any of the Company Subsidiaries or between the Company Subsidiaries; (b) obligations of the Company or any of the Company Subsidiaries evidenced by bonds, notes, debentures, letters of credit (to the extent drawn) or similar instruments; (c) obligations of the Company or any of the Company Subsidiaries under capitalized leases as defined pursuant to GAAP as of the date hereof; (d) obligations in respect of interest rate and currency obligation swaps, hedges or similar arrangements (other than foreign exchange hedges entered into with respect to non-monetary assets or liabilities reflected on the consolidated balance sheet of the Company and the Company Subsidiaries); and (e) obligations of the Company or any of the Company Subsidiaries to guarantee any of the foregoing types of payment obligations on behalf of any person other than the Company or any of the Company Subsidiaries.

“Insurance Policies” means all material insurance policies and arrangements held, as of the date of this Agreement, by the Company, any Company Subsidiary, or the business, assets or properties owned, leased or operated by the Company or any Company Subsidiary.

“Judgment” means any judgment, order, ruling, writ, award, injunction or decree of any Governmental Entity.

“knowledge” means, (a) with respect to the Company, the actual (but not constructive or imputed) knowledge after reasonable due inquiry as of the date hereof of the individuals listed in Section 1.1 of the Company Disclosure Letter, and (b) with respect to Parent, the actual (but not constructive or imputed) knowledge after reasonable due inquiry as of the date hereof of the individuals listed in Section 1.1 of the Parent Disclosure Letter that has been delivered by Parent to the Company prior to the execution of this Agreement.

“Law” means any federal, state, local or foreign law, act, statute, code, directive, ordinance, rule, regulation, Judgment or stipulation.

“Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral) pursuant to which the Company or any Company Subsidiary holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any Company Subsidiary thereunder.

“Lien” means any lien, mortgage, pledge, conditional or installment sale agreement, encumbrance, covenant, restriction, option, right of first refusal, easement, security interest, deed of trust, right-of-way, encroachment, community property interest or other claim or restriction of any nature, whether voluntarily incurred or arising by operation of Law.

“Nasdaq” means the Nasdaq Stock Market.

“Off-the-Shelf Software” means any Software that is commercially available on standard unmodified commercial terms and for which the aggregate annual fees, up-front license fees, other up-front payments, maintenance fees or other consideration paid or payable by the Company or any Company Subsidiary is less than $1,000,000.

“ordinary course of business” means the ordinary course of the business of the Company and the Company Subsidiaries consistent with past practice.

“Parent Termination Fee” means an amount in cash equal to $15,000,000.00.

“Patents” means any United States and non-United States patents, patent applications, patent disclosures, and industrial designs and applications therefor together with all continuations, continuations-in-part, divisionals, extensions, reexaminations and reissues of any of the foregoing.

“Permitted Liens” means (a) statutory Liens for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, (b) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar Liens granted or that arise in the ordinary course of business for amounts which are not due and payable, (c) Liens securing Indebtedness or liabilities that are reflected in the Company SEC Documents filed on or prior to the date of this Agreement or that the Company or any Company Subsidiary is permitted to incur under Section 5.01, (d) Liens imposed or promulgated by Law with respect to real property and improvements, including building codes and zoning regulations which are not violated by the current use of the property, (e) easements, rights of way, restrictions, covenants or other similar matters that are not material in amount or do not materially detract from the value or materially impair the existing use of the subject real property, (f) Liens created by or resulting from any Proceeding which is not otherwise a violation of the representations set forth in Article IV, (g) Liens that affect the underlying fee interest of any Leased Real Property that do not adversely affect the Leased Real Property, (h) non-exclusive licenses of any Company-Owned IP granted in the ordinary course of business, and (i) such other Liens that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

“person” means an individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Entity or other entity (including any person as defined in Section 13(d)(3) of the Exchange Act).

“Representative” means, with respect to any person, such person’s directors, officers, managers, investment bankers and counsel, in each case, to the extent acting at the direction of such person.

“Sanctioned Country” means any of the Crimea region of Ukraine, Cuba, Iran, North Korea, and Syria.

“Sanctioned Person” means any person with whom dealings are restricted or prohibited under the Sanctions Laws of the United States, including (i) any person identified in any list of sanctioned persons maintained by the United States Department of Treasury, Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security, the United States Department of State, or the United Nations; (ii) any person located, organized, or resident in, organized in, or a Governmental Entity or government instrumentality of, any Sanctioned Country; and (iii) any person directly or indirectly 50% or more owned or controlled by, or acting for the benefit or on behalf of, a person described in clause (i) or (ii).

“Sanctions Laws” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of Law) administered, enacted or enforced from time to time by the United States (including without limitation the Department of Treasury, Office of Foreign Assets Control) or the United Nations.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Software” means any computer software programs, whether in source code or object code form, including data files, databases, compilations, compilers, algorithms, and all related manuals and other work product.

“Solvent” when used with respect to any person, means that, as of any date of determination, (a) the “present fair saleable value” of such person’s total assets exceeds the value of such person’s total “liabilities, including a reasonable estimate of the amount of all contingent and other liabilities,” as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, (b) such person will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or intends to engage, and (c) such person will be able to pay all of its liabilities (including contingent liabilities) as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged” and “able to pay all of its liabilities (including contingent liabilities) as they mature” mean that such person will be able to generate enough cash from operations, asset dispositions, existing financing or refinancing, or a combination thereof, to meet its obligations as they become due.

“Specified Matters” means those matters listed on Section 1.02 of the Company Disclosure Letter.

“Subsidiary” of any person means another person, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is owned or controlled directly or indirectly by such first person or by one or more of its Subsidiaries.

“Superior Proposal” means a bona fide written Competing Proposal (with all percentages in the definition of Competing Proposal changed to fifty percent (50%)) on terms that the Company’s board of directors determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, and considering all the terms and conditions of such proposal and this Agreement (including, among other things, if appropriate, the conditionality and the timing and likelihood of consummation, financing contingencies, regulatory approvals, stockholder litigation, identity of person making the Competing Proposal (including whether stockholder approval of such person is required), breakup fee and expense reimbursement provisions and other events or circumstances beyond the control of the Company of such proposal), to be reasonably likely to be consummated in accordance with its terms and more favorable to the stockholders of the Company (in their capacities as such) from a financial point of view than the transactions contemplated by this Agreement (including any changes to the terms of this Agreements committed to by Parent to the Company in writing in response to such Competing Proposal under the provisions of Section 5.03(e)).

“Tax” and “Taxes” means any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, stamp, franchise, employment, payroll, withholding, social security (or similar, including FICA), alternative or add-on minimum or any other tax, custom, duty, governmental fee or other assessment or charge, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Entity.

“Tax Return” means any return, report or similar statement filed or required to be filed with respect to any Tax including any information return, claim for refund, amended return or declaration of estimated Tax.

“Trademarks” means any United States, state and non-United States trademarks, service marks, corporate names, trade names, trade dress, designs, logos, slogans, social media accounts and other indicia of the source of origin, pending registrations and applications to register any of the foregoing, and all goodwill associated with the use thereof in commerce.

“Trade Secrets” means any trade secrets and confidential ideas and information, know-how, concepts, methods, techniques, processes, formulae, technology, algorithms, models, reports, data, designs, drawings, specifications, customer lists, supplier lists, mailing lists, business and marketing plans, and other proprietary information.

“Transfer Taxes” means all sales, use, value added, documentary, stamp duty, gross receipts, registration, transfer, transfer gain, conveyance, excise, recording, license and other similar Taxes and fees, including any interest, penalties, additions to tax or additional amounts in respect of the foregoing.

“Willful and Material Breach” means, with respect to any covenant or agreement of a party in this Agreement, an action or omission taken or omitted to be taken by such party in material breach of such covenant or agreement that the breaching party intentionally takes (or fails to take) with knowledge that such action or omission would, or would reasonably be expected to, cause such material breach of such covenant or agreement.

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.03(a)
Alternative Financing	Section 5.15(c)
Amendment and Waiver Letter	Section 4.07(a)
Antitrust Laws	Section 3.05(b)
Audited Parent Financial Statements	Section 4.11
Bankruptcy and Equity Exception	Section 3.04(a)
Benefit Protection Period	Section 5.09(a)
Book-Entry Shares	Section 2.01(a)(i)
Certificate	Section 2.01(a)(i)
Certificate of Merger	Section 1.03
Change of Company Recommendation	Section 5.03(c)
Closing	Section 1.02
Closing Date	Section 1.02
Company	Preamble
Company 401(k) Plan	Section 5.09(f)
Company Benefit Plan	Section 3.13(a)
Company Bylaws	Section 3.01(c)
Company Charter	Section 3.01(c)
Company Common Stock	Section 2.01(a)(i)
Company Disclosure Letter	Article III
Company Employee	Section 5.09(a)
Company Financial Statements	Section 3.07
Company Intellectual Property Rights	Section 3.18(b)
Company Material Contract	Section 3.19(b)
Company Options	Section 2.03(a)
Company-Owned IP	Section 3.18(c)
Company Permits	Section 3.06(a)

Term	Section
Company Preferred Stock	Section 3.02(a)
Company Registered Intellectual Property Rights	Section 3.18(a)
Company Related Parties	Section 7.02(f)
Company SARs	Section 2.03(b)
Company SEC Documents	Section 3.07
Company Stockholder Approval	Section 3.04(a)
Company Stockholders Meeting	Section 3.04(b)
Credit Agreement Financing Documents	Section 4.07
D&O Insurance	Section 5.07(b)
Debt Commitment Letter	Section 4.07(a)
Debt Financing	Section 4.07(a)
Definitive Debt Financing Agreements	Section 5.15(a)
DGCL	Recitals
Disclosed Conditions	Section 4.07(c)
Dissenting Shares	Section 2.04
Dissenting Stockholder	Section 2.04
Effective Time	Section 1.03
Equity Commitment Letter	Section 4.07(a)
Equity Financing	Section 4.07(a)
Equity Financing Source	Section 4.07(a)
ERISA	Section 3.13(a)
Exchange Fund	Section 2.02(a)
Fee Letter	Section 4.07(a)
Financing	Section 4.07(a)
Financing Commitments	Section 4.07(a)
Financing Sources	Section 4.07(a)
Financing Uses	Section 4.07(a)
Foreign Plan	Section 3.13(f)
Funds Certainty Effect	Section 4.07(a)
Governmental Closure	Section 5.05(a)
HH Existing Credit Agreement	Section 4.07(a)
HH Finance	Preamble
Idaho Transaction Amendments	Section 4.07(a)
Indemnified Liabilities	Section 5.07(a)
Indemnified Party	Section 5.07(a)
Inquiry	Section 5.03(a)
Intellectual Property Rights	Section 3.18(b)
Intervening Event	Section 5.03(f)
Leased Real Property	Section 3.16(b)
Lender Related Parties	Section 8.11
Lenders	Section 4.07(a)
Merger	Recitals
Merger Consideration	Section 2.01(a)(i)
Modifications	Section 5.01(h)(iv)
New Credit Agreement Financing Documents	Section 5.15(c)

Term	Section
New Debt Commitment Letter	Section 5.15(c)
New Definitive Debt Financing Agreements	Section 5.15(c)
New Fee Letter	Section 5.15(c)
Notice of Change of Recommendation	Section 5.03(f)
Notice of Superior Proposal Change of Recommendation	Section 5.03(e)(i)
Option Payments	Section 2.03(a)
Outside Date	Section 7.01(b)
Parent	Preamble
Parent 401(k) Plan	Section 5.09(f)
Paying Agent	Section 2.02(a)
Parent Related Parties	Section 7.02(f)
Parent Willful Breach Cap	Section 7.02(f)
Payoff Amounts	Section 5.15(e)(iii)
Payoff Letters	Section 5.15(e)
Permit	Section 3.06(a)
Proceeding	Section 3.12
Proxy Statement	Section 5.18
Remedy Action	Section 5.05(b)
Replaced Debt	Section 5.01(h)(iv)(A)
Restricted Stock	Section 2.01(a)(i)
Restricted Stock Payment	Section 2.03(d)
RSU	Section 2.03(c)
RSU Award	Section 2.03(c)
RSU Payments	Section 2.03(c)
SAR Payments	Section 2.03(b)
Sarbanes-Oxley Act	Section 3.07
SEC Clearance Date	Section 5.18(c)
Shares	Section 2.01(a)(i)
Signing Date Credit Facilities	Section 5.01(h)(iv)
Signing Date Indebtedness	Section 5.01(h)(iv)
Specified Date	Section 3.02(a)
Sub	Preamble
Surviving Corporation	Section 1.01
Unaudited Parent Financial Statements	Section 4.11
Takeover Statute	Section 3.23
Transactions	Recitals
Unaudited Parent Financial Statements	Section 4.11
WARN Act	Section 3.14
Warrant	Section 2.03(f)
Warrant Holder	Section 2.03(f)
Warrant Payments	Section 2.03(f)

Exhibit A

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INNERWORKINGS, INC.

ARTICLE I

The name of the Corporation is InnerWorkings, Inc. (hereinafter the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at that address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”).

ARTICLE IV

Section 1. The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of common stock, each having a par value of $0.001 (the “Common Stock”).

Section 2. Shares of the Common Stock may be issued from time to time as the board of directors of the Corporation (the “Board of Directors”) shall determine and on such terms and for such consideration as shall be fixed by the Board. The amount of the authorized Common Stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote.

ARTICLE V

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Elections of directors need not be by written ballot unless required by the Bylaws of the Corporation. Any director may be removed from office either with or without cause at any time by the affirmative vote of the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote, given at a meeting of the stockholders called for that purpose, or by the consent of the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote, given in accordance with DGCL Section 228. The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation. Except to the extent prohibited by law, the Board of Directors shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors and each of its members, including, without limitation, the vote required for any action by the Board of Directors, and that from time to time shall affect the directors’ power to manage the business and affairs of the Corporation.

ARTICLE VI

In furtherance and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time the Bylaws of the Corporation subject to the right of the stockholders entitled to vote with respect thereto to alter, amend and repeal Bylaws made by the Board.

ARTICLE VII

Section 1. Each person who is or was a director or officer of the Corporation shall be indemnified by the Corporation to the fullest extent permitted from time to time by the DGCL as the same exists or may hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents (other than a director or officer) of the Corporation, to directors, officers, employees or agents of a subsidiary, and to each person serving as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers of the Corporation. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person’s claim to indemnification pursuant to the rights granted by this Certificate of Incorporation (this “Certificate”) or otherwise by the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Certificate. Any amendment or repeal of this Certificate shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

Section 2. By action of its Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, to protect any director, officer, employee and agent of the Corporation, any director, officer, employee or agent of a subsidiary, and any person serving as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any liability asserted against such person or incurred by such person in any such capacity or arising out of the person’s status as such (including, without limitation, expenses, judgments, fines and amounts paid in settlement) to the fullest extent permitted by the DGCL as it exists on the date hereof or as it may hereafter be amended, and whether or not the

Corporation would have the power or would be required to indemnify any such person under the terms of any agreement or by-law or the DGCL. For purposes of this Article VII, “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan.

Section 3. If this Certificate or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification under the first paragraph of this Article VII as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person and for which indemnification is available to such person pursuant to this Certificate to the full extent permitted by any applicable portion of this Certificate that shall not have been invalidated and to the full extent permitted by applicable law.

Section 4. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director, officer or employee of the Corporation existing at the time of such repeal or modification.

ARTICLE VIII

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, or (4) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article VIII shall not adversely affect any right or protection of a director of the Corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal. If the DGCL shall be amended to authorize corporation action further eliminating or limiting the liability of directors, then a director of the Corporation, in addition to the circumstances in which he is not liable immediately prior to such amendment, shall be free of liability to the fullest extent permitted by the DGCL, as so amended.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

EXHIBIT 10.1

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is entered into on July 15, 2020 and is effective as of July 15, 2020 (the “Effective Date”) by and between InnerWorkings, Inc., a Delaware corporation (the “Company”), and Richard S. Stoddart (“Executive”). This Agreement amends and restates in its entirety the Prior Agreement (as defined below) effective as of the Effective Date.

WITNESSETH:

WHEREAS, the Company and Executive entered into an Employment Agreement on January 31, 2018 (the “Prior Agreement”); and

WHEREAS, the Company desires to continue to employ Executive in the role of President and Chief Executive Officer of the Company pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, Executive is willing and able to render such services to the Company and desires to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals incorporated herein and the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows

1.    Employment; Position and Duties. The Company agrees to employ Executive, and Executive agrees to be employed by the Company, upon the terms and conditions of this Agreement. Upon the Effective Date, Executive shall be employed as the President and Chief Executive Officer of the Company, reporting to the Board of Directors of the Company (the “Board”). The Board shall also take such action as may be necessary to appoint Executive as a member of the Board promptly following the commencement of Executive’s employment. Thereafter, during the Term (as defined below), the Board shall nominate Executive for reelection as a member of the Board at the expiration of the then current term; provided that the foregoing nomination shall not be required to the extent prohibited by legal or regulatory requirements. Executive shall be deemed to have resigned from the Board and from all other positions with the Company or any of its affiliates voluntarily, without any further action required, upon the termination of Executive’s employment with the Company. Executive agrees to devote his full time, energy and skill to the faithful performance of his duties herein, and shall perform the duties and carry out the responsibilities assigned to him to the best of his ability and in a diligent, businesslike and efficient manner. Notwithstanding the above, during the Term, it shall not be a violation of this Agreement for Executive to serve on civic or charitable boards or committees, deliver lectures, fulfill speaking engagements, teach at educational institutions, manage personal investments and, with the consent of the Board, service on corporate boards, so long as such activities do not interfere with the performance of Executive’s responsibilities in accordance with this Agreement. Executive’s duties and authority shall include all the duties and authority contemplated by the Company’s by-laws and those customarily performed by the President and Chief Executive Officer. As Chief Executive Officer, Executive shall be the senior most executive officer of the Company. Executive shall also have such additional duties and authority commensurate with such positions as may be reasonably assigned by the Board. Executive shall comply with any policies and procedures established for Company employees, including, without limitation, those policies and procedures contained in the Company’s employee handbook previously delivered to Executive.

2.    Term of Employment. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until and shall expire on the first anniversary of the Effective Date, as may be extended in accordance with this Section 2 and unless terminated earlier by either party, in accordance with the terms of this Agreement. The Term shall be extended automatically without further action by either party by one (1) additional year (added to the end of the Term), and then on each succeeding annual anniversary thereafter, unless either party shall have given written notice to the other party prior to the date that is ninety (90) days prior to the date which such extension would otherwise have become effective electing not to further extend the Term, in which case Executive’s employment shall terminate on the date upon which the extension would otherwise have become effective, unless earlier terminated in accordance with this Agreement. This Agreement may be terminated by Executive or by the Board, with or without Cause (as defined below). Upon the termination of Executive’s employment with the Company for any reason, neither party shall have any further obligation or liability under this Agreement to the other party, except as set forth in Sections 4, 5, 6, 7, 8, 9, 10, 19 and 20 of this Agreement. Non-renewal of the Term by the Company shall be treated for all purposes under this Agreement as a termination by the Company of Executive’s employment without Cause.

3.    Compensation. Executive shall be compensated by the Company for his services as follows:

(a)    Base Salary. During the Term, Executive shall be paid a base salary (“Base Salary”) of $66,666.67 per month (or $800,000 on an annualized basis), subject to applicable withholding, in accordance with the Company’s normal payroll procedures. Executive’s Base Salary shall be reviewed on an annual basis by the Board for possible increase (but not decrease) based on the Company’s operating results and financial condition, salaries paid to other Company executives, and general marketplace and other applicable considerations. Such increased Base Salary, if any, shall then constitute Executive’s “Base Salary” for purposes of this Agreement.

(b)    Benefits. During the Term, Executive shall have the right, on the same basis as other members of senior management of the Company, to participate in and to receive benefits under any of the Company’s executive and employee benefit plans, long-term or equity incentive plans, insurance programs and/or indemnification agreements, as may be in effect from time to time, subject to any applicable waiting periods and other restrictions, and to the benefits afforded to other members of senior management under the Company’s vacation, holiday and business expense reimbursement policies (all such benefits, the “Benefits”).

(c)    Bonuses. In addition to the Base Salary, Executive shall be eligible to receive an annual performance bonus at a target of not less than one hundred ten percent (110%) of his then annual Base Salary, with an opportunity to earn a maximum performance bonus of two hundred percent (200%) of his performance bonus target (the “Performance Bonus”). The Performance Bonus shall be a discretionary bonus, determined in the sole discretion of the Board or the Compensation Committee thereof, based upon Executive’s performance of his duties and the Company’s financial performance, as well as certain performance targets that are approved by the Board or such Committee. The Company will pay Executive’s Performance Bonus for each year at the same time as annual performance bonus payments for such year (if any) are made to other participants with respect to such fiscal year, and in all events within the two and one half (2 1⁄2) months following the end of the year in which the Performance Bonus is earned. The Performance Bonus is intended to qualify for the short-term deferral exception to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(d)    Expenses. In addition to reimbursement for business expenses incurred by Executive in the normal and ordinary course of his employment by the Company pursuant to the Company’s standard business expense reimbursement policies and procedures, the Company shall reimburse Executive at the same level as the Company reimburses other senior executives for his insurance costs should he elect to participate in the Company’s insurance program(s). In addition, Executive shall be reimbursed $1,000/month for automobile expenses.

(e)    Long-Term Incentive Awards. During the Term, Executive shall be eligible to receive, on the same basis as the long-term incentive awards granted to other senior executives of the Company, annual long-term incentive awards under and pursuant to the InnerWorkings, Inc., 2020 Omnibus Incentive Plan, or any successor plan thereto (the “Stock Incentive Plan”), with a targeted grant date value of $2,000,000, subject to adjustment by the Compensation Committee of the Board in its sole discretion.

4.    Benefits Upon Termination.

(a)    Termination for Cause or Termination for Other than Good Reason. In the event of the termination of Executive’s employment by the Company for Cause (as defined below), the termination of Executive’s employment by reason of his death or Disability (as defined in the Stock Incentive Plan), or the termination of Executive’s employment by Executive for any reason other than Good Reason (as defined below), Executive shall be entitled to no further compensation or benefits from the Company following the date of termination, except the Accrued Obligations (defined below), which Accrued Obligations shall be paid to Executive within thirty (30) days following the date of termination.

For purposes of this Agreement, Executive’s “Accrued Obligations” include, to the extent not theretofore paid: (i) Executive’s Base Salary earned through the date of termination; (ii) Executive’s Benefits, vested or earned through the date of termination; (iii) Executive’s Performance Bonus for the fiscal year immediately preceding the fiscal year in which the date of termination occurs if such award has been earned but has not been paid as of the date of termination; (iv) Executive’s vested restricted stock, stock options or other long-term or equity-based incentive compensation; and (v) Executive’s business expenses that have not been reimbursed by the Company as of the date of termination that were incurred by Executive prior to the date of termination in accordance with the applicable Company policy.

For purposes of this Agreement, a termination for “Cause” occurs if Executive’s employment is terminated by the Company for any of the following reasons: (A) theft, dishonesty, or falsification of any employment or Company records by Executive; (B) the determination by the Board that Executive has committed an act or acts constituting a felony or any act involving moral turpitude;

(C) the determination by the Board that Executive has engaged in willful misconduct or gross negligence that has had a material adverse effect on the Company’s reputation or business; or (D) the continuing material breach by Executive of any provision of this Agreement after receipt of written notice of such breach from the Board and a reasonable opportunity to cure such breach.

For purposes of this Agreement, a termination by Executive shall be for “Good Reason” if Executive terminates his employment for any of the following reasons: (1) the Company materially reduces Executive’s duties or authority below, or assigns Executive duties that are materially inconsistent with, the duties and authority contemplated by Section 1 of this Agreement or any failure by the Company to appoint or elect, or to reappoint or reelect Executive to the position of Chief Executive Officer, it being understood that if Executive is no longer the Chief Executive Officer and a member of the board of directors of the top-most parent company with publicly-traded equity securities, he will be considered to have experienced a material reduction in his duties or authority; (2) the Company requires Executive to relocate his office more than one hundred (100) miles from the current office of the Company without his consent; or (3) the Company has breached any provision of this Agreement, including but not limited to, the provisions relating to the payment or providing of compensation and Benefits in accordance with Section 3 above; provided, however, that such termination of employment shall not be considered for “Good Reason” unless (i) Executive provides written notice containing the details of such reasons to the Company within ninety (90) days after its initial occurrence, (ii) the Company fails to cure such reasons within thirty (30) days after its receipt of such notice (the “Cure Period”) and (iii) Executive resigns his employment with the Company within two (2) years after the initial occurrence of the reason.

(b)    Termination Without Cause or Termination for Good Reason. Each of the Company and Executive is free to terminate this Agreement, and Executive’s employment with the Company, at any time, for any reason, in its or Executive’s absolute sole discretion. Except as otherwise provided in Section 5 of this Agreement, if Executive’s employment is terminated by the Company for any reason other than (1) for Cause or (2) by reason of his death or Disability, or if Executive’s employment is terminated by Executive for Good Reason, Executive shall be entitled to:

(i)    receive an amount equal to two (2) times the product of the Service Multiple (defined below) multiplied by the sum of (A) Executive’s annual rate of Base Salary as in effect on the date of termination, and (B) Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, less applicable witholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination of Executive’s employment (or, with respect to the portion thereof, if any, that the Company reasonably determines would be subject to Section 409A of the Code under the terms of the Prior Agreement, payable at the time and in the form set forth in the Prior Agreement);

(ii)    receive in lieu of any annual Performance Bonus for the year in which such termination occurs, an amount equal to (A) Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, multiplied by (B) a fraction, the numerator of which is the number of days Executive was employed in the year in which such termination occurs and the denominator of which is the total number of days in the year in which such termination occurs, less applicable withholdings, with such amount payable in a single lump sum within thirty (30) days following the date of termination;

(iii)    immediate vesting of all outstanding equity-based awards which would otherwise have vested based solely on the passage of time if Executive’s employment had continued for a period of twenty-four (24) months following the termination;

(iv)    with respect to equity-based awards which would otherwise vest based on performance, Executive shall vest in the portion of such award (which shall not exceed 100% of such award) Executive would have been entitled to had Executive remained employed until the last day of the applicable performance period multiplied by a fraction, the numerator of which shall be the number of full calendar months elapsed during the performance period through the date Executive’s employment terminated plus twenty-four (24) additional months and the denominator of which shall be the total number of months in the applicable performance period, which awards shall vest and be paid, if and to the extent that the applicable performance conditions are met, at the same time and in the same manner as though Executive had remained employed by the Company;

(v)    full immediate vesting of the unvested portion of the Signing Grant (as such term was defined in the Prior Agreement);

(vi)    if Executive timely elects to receive continued coverage under the Company’s group health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company will continue to pay the employer portion of applicable premium payments for Executive’s and his eligible dependents’ continued COBRA coverage under such plan (as in effect or amended from time to time) (the “COBRA Subsidy”) until the earlier of: (I) twenty-four (24) months following the effective date of Executive’s termination of employment, or (II) the date upon which Executive obtains or becomes eligible for other health care coverage from a new employer or otherwise (such period referred to as the “COBRA Subsidy Period”). Executive shall promptly inform the Company in writing when he obtains or becomes eligible for any such other health care coverage. Executive shall be responsible for paying a share of such COBRA premiums during the COBRA Subsidy Period at active employee rates as in effect from time to time, and shall be responsible for the full unsubsidized costs of such COBRA coverage thereafter. Executive will be deemed to receive income attributable to the COBRA Subsidy and shall be responsible for any and all applicable tax liability arising from such benefit; and

(vii)    the Accrued Obligations.

For purposes of this Agreement, the “Service Multiple” shall be a fraction, the numerator of which is the number of full months (up to twenty-four (24) months) that Executive was employed with the Company prior to the date of termination and the denominator of which is twenty-four (24); provided that, the Service Multiple shall in no event be less than one-half (1/2) nor more than one (1).

In addition, the parties agree that (A) in the case of a termination of Executive’s employment by the Company for any reason other than (1) for Cause or (2) by reason of his death or Disability, or if Executive’s employment is terminated by Executive for Good Reason, Section 4(b)(iii), Section 4(b)(iv) and Section 4(b)(vi) of this Agreement, as applicable, and (B) in the case of a Qualifying Termination (as defined below), Section 6 of this Agreement, shall supersede and replace the provisions for vesting/forfeiture upon such a termination of employment under each and all equity or other long-term incentive award agreements, including the Signing Grant, entered into by Executive, unless the provisions in such circumstances under any such award agreements, respectively, are more favorable to Executive than provided herein.

(c)    Release. Notwithstanding anything to the contrary herein, no payments shall be paid (or benefits shall become due to the Executive) under Sections 4(b)(i), (ii), (iii), (iv), or (vi) unless and until Executive executes and delivers a general release and waiver of claims (the “Release”) against the Company (and any revocation period expires) by the Release Deadline, acknowledging Executive’s obligations under Sections 7 and 8 below, and in a form prescribed by the Company; provided that, such Release shall not require Executive to release any rights to Accrued Obligations, rights under the Indemnification Provisions (as defined below), or under this Agreement, and the execution of such Release shall be a condition to Executive’s rights under Section 4(b)(i), (ii), (iii) or (iv) or (vi). The “Release Deadline” means the date that is sixty (60) calendar days after Executive’s separation from service. Payment of any amount that is not exempt from Code Section 409A that is conditioned upon the execution of the Release shall be delayed until the Release Deadline, irrespective of when Executive executes the Release; provided, however, that where Executive’s separation from service and the Release Deadline occur within the same calendar year, the payment may be made up to thirty (30) days prior to the Release Deadline, and provided further that where Executive’s separation from service and the Release Deadline occur in two separate calendar years, payment may not be made before the later of January 1 of the second year or the date that is thirty (30) days prior to the Release Deadline. In addition, if Code Section 409A requires that a payment hereunder may not commence for a period of six (6) months following termination of employment, then such payments shall be withheld by the Company and paid as soon as permissible, along with such other monthly payments then due and payable.

5.    Recoupment. Notwithstanding anything to the contrary herein, the Company may, in its sole and absolute discretion, in the event of Executive’s breach of Executive’s obligations under Section 8(a), regardless of whether such event happened prior to or following the date of termination: (i) terminate the right of Executive to receive the amount due to Executive under Section 4(b)(i) or Section 4(b)(ii), to the extent such amount has not been paid; and (ii) seek the recoupment of any amounts paid to Executive under Section 4(b)(i) or Section 4(b)(ii), including through exercise rights of set-off, forfeiture or cancellation, to the full extent permitted by law and Section 409A of the Code, with respect to any other awards, benefits or payments otherwise due Executive from the Company, to the extent the Company in its sole discretion deems appropriate after considering the relevant facts and circumstances. Any termination and/or recoupment of Executive’s payments and benefits under this Section 5 shall be in addition and without prejudice to any other remedies that the Company might elect to assert.

6.    Change in Control. Upon the occurrence of a Qualifying Termination (as defined below), Executive shall, in addition to the benefits set forth in Section 4(b) of this Agreement, be entitled to immediate vesting of all outstanding equity-based awards (including immediate vesting at the target level of performance for equity-based awards which would otherwise vest based on performance).

(i)    For purposes of this Agreement, a “Qualifying Termination” means a termination of Executive’s employment within ninety (90) days prior to or twenty-four (24) months following the consummation of a Change in Control (defined below) as a result of Executive’s (i) resignation for Good Reason or (ii) termination by the Company without Cause (including due to a non-renewal of the Term by the Company).

(ii)    Notwithstanding the foregoing and notwithstanding any less favorable or contrary treatment in an award agreement or other grant documentation with respect to equity-based awards, the vesting of all equity-based awards that are not assumed by a successor company or exchanged for a replacement award on no less favorable economic terms will be fully accelerated as of the effective date of the Change in Control (including immediate vesting at the target level of performance for equity-based awards which would otherwise vest based on performance), and such equity-based awards shall be paid to Executive within thirty (30) days after the effective date of the Change in Control.

For purposes of this Agreement, a “Change in Control” means the occurrence of any one or more of the following:

(a)    An effective change in control pursuant to which any person or persons acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) beneficial ownership of stock of the Company representing more than thirty-five percent (35%) of the voting power of the Company’s then outstanding stock; provided, however, that a Change in Control shall not be deemed to occur by virtue of any of the following acquisitions: (i) by the Company or any affiliate, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate, or (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities;

(b)    Any person or persons acting as a group acquires beneficial ownership of Company stock that, together with Company stock already held by such person or group, constitutes more than fifty (50%) of the total fair market value or voting power of the Company’s then outstanding stock. The acquisition of Company stock by the Company in exchange for property, which reduces the number of outstanding shares and increases the percentage ownership by any person or group to more than 50% of the Company’s then outstanding stock will be treated as a Change in Control;

(c)    Individuals who constitute the Board immediately after the Effective Date (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board during any 12-month period; provided, however, that any person becoming a director subsequent thereto whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director, provided that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(d)    Any person or persons acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value of at least forty percent (40%) of the total gross fair market value of all the assets of the Company immediately prior to such acquisition. For purposes of this section, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, without regard to any liabilities associated with such assets. The event described in this paragraph (d) shall not be deemed to be a Change in Control if the assets are transferred to (i) any owner of Company stock in exchange for or with respect to the Company’s stock, (ii) an entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the entity’s total value or total voting power, (iii) any person that owns, directly or indirectly, at least fifty percent (50%) of the Company stock, or (iv) an entity in which a person described in (d)(iii) above owns at least fifty percent (50%) of the total value or voting power. For purposes of this Section 6, and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets.

In no event will a Change in Control be deemed to have occurred, with respect to Executive, if an employee benefit plan maintained by the Company or an affiliate of the Company or Executive is part of a purchasing group that consummates the transaction that would otherwise result in a Change in Control. The employee benefit plan or Executive will be deemed “part of a purchasing group” for purposes of the preceding sentence if the plan or Executive is an equity participant in the purchasing company or group, except where participation is: (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing directors.

7.    Employee Inventions and Proprietary Rights Assignment Agreement. Executive agrees to abide by the terms and conditions of the Company’s standard Employee Inventions and Proprietary Rights Assignment Agreement as executed by Executive and attached hereto as Exhibit A.

8.    Restrictive Covenants.

(a)    Covenants Not to Compete or Solicit. During Executive’s employment and for a period of two (2) years following the termination of Executive’s employment for any reason, Executive shall not, anywhere in the Geographic Area (as defined below), other than on behalf of the Company or with the prior written consent of the Company, directly or indirectly:

(i)    perform “services” for (whether as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933, as amended, or Section 12 of the Securities Exchange Act of 1934, as amended), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose” (as defined below);

(ii)    induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any customer, potential customer, supplier, licensee, licensor or business relation of the Company or solicit the business of any customer or potential customer of the Company, whether or not Executive had personal contact with such entity; and

(iii)    solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee or independent contractor of the Company or any subsidiary of the Company to terminate his or his employment or relationship with the Company or any subsidiary of the Company, other than in the discharge of his duties as an officer of the Company.

For the purpose of this Agreement, the term “competing business purpose” shall mean the sale or provision of any marketing or printed materials, items, or other products or services that are competitive with in any manner the products or services sold or offered by the Company during the Term. The term “Geographic Area” shall mean the United States of America.

(b)    Enforcement. The covenants contained in this Section 8 shall be construed as a series of separate covenants, one for each county, city, state or any similar subdivision in any Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding Sections. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 8 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law.

In addition, the parties agree that this Section 8 shall supersede and replace Section 14 (Covenant Not to Compete or Solicit) and Section 15 (Separate Covenants) of the Employee Inventions and Proprietary Rights Assignment Agreement as executed by Executive and attached hereto as Exhibit A.

(c)    Confidentiality. Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliates, and their respective businesses, employees, suppliers or customers, which shall have been obtained by Executive during Executive’s employment by the Company and which shall not be or become public knowledge (“Confidential Information”). During the Term and after termination of Executive’s employment with the Company, Executive shall not, without the prior written consent of the Company or as otherwise may be required by law or legal process (provided, that Executive shall give the Company reasonable notice of such process, and the ability to contest it) or as may be necessary, in Executive’s reasonable discretion, to discharge his duties to the Company, communicate or divulge any Confidential Information to anyone other than the

Company and those designated by it. Notwithstanding the above, this Agreement shall not prevent Executive from revealing evidence of criminal wrongdoing to law enforcement or prohibit Executive from divulging Confidential Information by order of court or agency of competent jurisdiction, or from making other disclosures that are protected under the provisions of law or regulation. Nothing in this Agreement prohibits Executive from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and any Inspector General, or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation. Executive does not need the prior authorization of the Company to make any such reports or disclosures, and Executive is not required to notify the Company that Executive has made such reports or disclosure.

Executive acknowledges and agrees that the Company has provided Executive with written notice below that the Defend Trade Secrets Act, 18 U.S.C. § 1833(b), provides an immunity for the disclosure of a trade secret to report suspected violations of law and/or in an anti-retaliation lawsuit, as follows:

(i)     IMMUNITY. An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

(ii)     USE OF TRADE SECRET INFORMATION IN ANTI-RETALIATION LAWSUIT. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.

9.    Equitable Remedies. Executive acknowledges and agrees that the agreements and covenants set forth in Sections 7 and 8 are reasonable and necessary for the protection of the Company’s business interests, that irreparable injury will result to the Company if Executive breaches any of the terms of said covenants, and that in the event of Executive’s actual or threatened breach of any such covenants, the Company will have no adequate remedy at law. Executive accordingly agrees that, in the event of any actual or threatened breach by Executive of any of said covenants, the Company will be entitled to seek immediate injunctive and other equitable relief, without bond and without the necessity of showing actual monetary damages. Nothing in this Section 9 will be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any damages that it is able to prove.

10.    Dispute Resolution. In the event of any dispute or claim relating to or arising out of this Agreement (including, but not limited to, any claims of breach of contract, wrongful termination or age, sex, race or other discrimination), Executive and the Company agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American

Arbitration Association in Chicago, Illinois in accordance with its National Employment Dispute Resolution rules, as those rules are currently in effect (and not as they may be modified in the future). Executive acknowledges that by accepting this arbitration provision he is waiving any right to a jury trial in the event of such dispute. Notwithstanding the foregoing, this arbitration provision shall not apply to any disputes or claims relating to or arising out of (i) the misuse or misappropriation of trade secrets or proprietary information or (ii) the breach of any non-competition, non-solicitation or confidentiality covenants.

11.    Governing Law. This Agreement has been executed in the State of Illinois, and Executive and the Company agree that this Agreement shall be interpreted in accordance with and governed by the laws of the State of Illinois, without regard to its conflicts of laws principles.

12.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that such successor or assignee is the successor to substantially all of the assets of the Company, or a majority of its then outstanding stock, and that such successor or assignee assumes the liabilities, obligations and duties of the Company under this Agreement, either contractually or as a matter of law. In view of the personal nature of the services to be performed under this Agreement by Executive, he shall not have the right to assign or transfer any of his rights, obligations or benefits under this Agreement, except as otherwise noted herein.

13.    Entire Agreement. This Agreement, including its attached Exhibit A, constitutes the entire employment agreement between Executive and the Company regarding the terms and conditions of his employment. This Agreement supersedes all prior negotiations, representations or agreements between Executive and the Company, whether written or oral, concerning Executive’s employment, including, without limitation, the Prior Agreement.

14.    No Conflict. Executive represents and warrants to the Company that neither his entry into this Agreement nor his performance of his obligations hereunder will conflict with or result in a breach of the terms, conditions or provisions of any other agreement or obligation to which Executive is a party or by which Executive is bound, including, without limitation, any noncompetition or confidentiality agreement previously entered into by Executive.

15.    Validity. Except as otherwise provided in Section 8, above, if any one or more of the provisions (or any part thereof) of this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

16.    Modification. This Agreement may not be modified or amended except by a written agreement signed by Executive and the Company.

17.    Code Section 409A. This Agreement is intended to comply with Section 409A of the Code, and the interpretative guidance thereunder, including the exceptions for short-term deferrals, separation pay arrangements, reimbursements, and in kind distributions, and shall be administered accordingly. Executive hereby agrees that the Company may, without further consent from Executive, make the minimum changes to this Agreement as may be necessary or appropriate to avoid the imposition of additional taxes or penalties on Executive pursuant to

Section 409A of the Code. The Company cannot guarantee that the payments and benefits that may be paid or provided pursuant to this Agreement will satisfy all applicable provisions of Section 409A of the Code. In the case of any reimbursement payment that is required to be made promptly under this Agreement, such payment will be made in all instances no later than December 31 of the calendar year following the calendar year in which the obligation to make such reimbursement arises. For purposes of Section 409A of the Code, Executive’s right to receive installment payments pursuant to this Agreement will be treated as a right to receive a series of separate and distinct payments. To the extent that reimbursements or other in-kind benefits under this letter constitute nonqualified deferred compensation, (x) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by Executive, (y) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (z) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year. Notwithstanding the foregoing, if any payments or benefits under this Agreement become subject to Section 409A of the Code, then for the purpose of complying therewith, to the extent such payments or benefits do not satisfy the separation pay exemption described in Treasury Regulation § 1.409A-1(b)(9)(iii) or any other exemption available under Section 409A of the Code (the “Non-Exempt Payments”), if Executive is a specified employee as described in Treasury Regulation § 1.409A-1(i) on the date of termination, any amount of such Non-Exempt Payments that would be paid prior to the six (6) month anniversary of the date of termination shall instead be accumulated and paid to Executive in a lump sum payment within five (5) business days after such six (6) month anniversary. A termination of employment shall be deemed to occur only if it is a “separation from service” as such term is defined under Code Section 409A, and references to “termination,” “termination of employment,” or like terms shall mean a “separation from service.”

18.    Adjustments Due to Excise Tax.

(a)    If it is determined that any amount or benefit to be paid or payable to Executive under this Agreement or otherwise in conjunction with his employment (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in conjunction with his employment) would give rise to liability of Executive for the excise tax imposed by Section 4999 of the Code, as amended from time to time, or any successor provision (the “Excise Tax”), then the amount or benefits payable to Executive (the total value of such amounts or benefits, the “Payments”) shall be reduced by the Company to the extent necessary so that no portion of the Payments to Executive is subject to the Excise Tax. Such reduction shall only be made if the net amount of the Payments, as so reduced (and after deduction of applicable federal, state, and local income and payroll taxes on such reduced Payments other than the Excise Tax (collectively, the “Deductions”)), is greater than the excess of (1) the net amount of the Payments, without reduction (but after making the Deductions), over (2) the amount of Excise Tax to which Executive would be subject in respect of such Payments. In the event Payments are required to be reduced pursuant to this Section 18(a), Executive shall designate the order in which such amounts or benefits shall be reduced in a manner consistent with Code Section 409A.

(b)    The independent public accounting firm serving as the Company’s auditing firm, or such other accounting firm, law firm or professional consulting services provider of national reputation and experience reasonably acceptable to the Company and Executive (the “Accountants”), shall make in writing in good faith all calculations and determinations under this Section 18, including the assumptions to be used in arriving at any calculations. For purposes of making the calculations and determinations under this Section 18, the Accountants and each other party may make reasonable assumptions and approximations concerning the application of Section 280G and Section 4999 of the Code. The Company and Executive shall furnish to the Accountants and each other such information and documents as the Accountants and each other may reasonably request to make the calculations and determinations under this Section 18. The Company shall bear all costs the Accountants incur in connection with any calculations contemplated hereby.

19.    Indemnification. To the fullest extent permitted by the indemnification provisions of the laws of the state or jurisdiction of the Company, as applicable, in effect from time to time, and subject to the conditions thereof, the Company shall:

(a)    indemnify Executive against all liabilities and reasonable expenses that Executive may incur in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal or administrative, or investigative and whether formal or informal, because Executive is or was an officer or director of or service provider to the Company or any of its affiliates, provided, however, that Executive shall have acted in good faith and in a manner that Executive reasonably believed to be in the best interests of the Company and

(b)    pay for or reimburse the reasonable expenses upon submission of appropriate documentation incurred by Executive in the defense of any proceeding to which Executive is a party because Executive is or was an officer or director of or service provider to the Company or any of its affiliates, including an advancement of such expenses to the extent permitted by applicable law, subject to Executive’s execution of any legally required repayment undertaking.

The preceding indemnification right shall be in addition to, and not in lieu of, any rights to indemnification to which Executive may be entitled pursuant to the documents under which the Company is organized as in effect from time to time and shall not apply with respect to any action or failure to act by Executive which constitutes willful misconduct or bad faith on the part of Executive. The indemnification rights of Executive in this Section 19 are referred to herein as the “Indemnification Provisions.” The rights of Executive under the Indemnification Provisions shall survive the cessation of Executive’s employment with the Company. The Company shall also maintain a directors’ and officers’ liability insurance policy, or an equivalent errors and omissions liability insurance policy, covering Executive with reasonable scope, exclusions, amounts and deductibles based on Executive’s positions with the Company.

Notwithstanding the foregoing, the Company shall have no obligation to indemnify, defend or hold harmless Executive from and against any liabilities and expenses, or to pay for, or reimburse Executive for, any expenses arising from or relating to (a) Executive’s gross negligence or intentional or willful misconduct, or (b) actions or claims which are initiated by Executive unless such action was approved in advance by the Board.

20.    Employment Status. Executive represents to the Company that he is not subject to any restrictive covenants with respect to employment other than those covenants disclosed to the Company in writing prior to the date of this Agreement, including Executive’s obligations under that certain Employment Agreement among Executive and Leo Burnett USA, Inc. and Leo Burnett Worldwide, Inc., executed on January 4, 2005 and effective as of December 21, 2004 (the “Non-Compete Covenants”). Having reviewed the Non-Compete Covenants, Executive believes in good faith that his employment by the Company, as contemplated herein, should not be considered a breach of the Non-Compete Covenants, and the Company has made its own independent determination regarding these matters to the same conclusion. Executive covenants to the Company that he will not, during the course of his employment with the Company, seek to utilize any trade secrets or confidential or proprietary information belonging to any of his prior employers or take any action that would breach any obligation Executive may have to his prior employers. Subject to Executive’s disclosure of the existence of any restrictive covenant prior to the date of this Agreement and Executive’s compliance with the covenant in the foregoing sentence, the Company agrees to defend, indemnify and hold Executive harmless, including with respect to the prompt reimbursement (or advancement as reasonably requested by Executive) of reasonable legal fees incurred by Executive, from and against any and all claims related to any breach or alleged breach of the Non-Compete Covenants, regardless of any judicial or arbitral determination related to such claim. For the avoidance of doubt, the Company’s duty to defend, indemnify and hold Executive harmless, as set forth in and subject to the limitations of the preceding sentence, shall apply only to any claim that Executive’s employment by the Company as contemplated herein is a breach of the Non-Compete Covenants.

[Signatures on Next Page(s)]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the 15th day of July, 2020.

INNERWORKINGS, INC.

By:	/s/ Jack M. Greenberg
Name:	Jack M. Greenberg
Its:	Chairman of the Board of Directors

EXECUTIVE

/s/ Richard S. Stoddart
Richard S. Stoddart

EXHIBIT A

Employee Inventions and Proprietary Rights Assignment Agreement

InnerWorkings

employee innovations + proprietary rights policy

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employee innovations + proprietary rights

assignment and non-competition agreement

This Agreement is intended to formalize in writing certain understandings and procedures which have been in effect since the time I was initially employed by and/or doing work for InnerWorkings, Inc., (“Company”). In return for my new or continued employment and/or payment for services rendered by Company and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I acknowledge and agree that:

1.

Duties; At-Will Employment; No Conflict. I will perform for Company such duties as may be designated by Company from time to time. I agree that my employment and/or independent contractor relationship with Company is for no specified term, and may be terminated by Company at any time, with or without cause, and with or without notice, unless otherwise agreed in writing or provided for by law. Similarly, I may terminate my employment with Company at any time, with or without cause, and with or without notice. During my period of employment by Company, I will devote my best efforts to the interests of Company and will not engage in other employment or in any activities determined by Company to be detrimental to the best interests of Company without the prior written consent of Company.

2.

Prior Work. All previous work done by me for Company relating in any way to the conception, reduction to practice, creation, derivation, design, development, manufacture, sale or support of products or services for Company is the property of Company, and I hereby assign to Company all of my right, title and interest in and to such previous work.

3.	Proprietary Information. My employment and/or independent contractor status creates a relationship of confidence and trust between Company and me with respect to any information:

(a)	Applicable to the business of Company; or

(b)

Applicable to the business of any client or customer of Company, which may be made known to me by Company or by any client or customer of Company, or learned by me in such context during the period of my employment.

All such information has commercial value in the business in which Company is engaged and is hereinafter called “Proprietary Information.” By way of illustration, but not limitation, Proprietary Information includes any and all technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Company, and includes, without limitation, respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and information. “Proprietary Information” also includes proprietary or confidential information of any third party who may disclose such information to Company or to me in the course of Company’s business.

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4.

Ownership and Nondisclosure of Proprietary Information. All Proprietary Information is the sole property of Company, Company’s assigns, and Company’s customers, and Company, Company’s assigns and Company’s customers shall be the sole and exclusive owner of all patents, copyrights, mask works, trade secrets and other rights in the Proprietary Information. I hereby do and will assign to Company all rights, title and interest I may have or acquire in the Proprietary Information. At all times, both during my employment by Company and after termination of such employment, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary Information or anything directly relating to Proprietary Information without the written consent of Company, except as may be necessary in the ordinary course of performing my duties as an employee of Company.

5.

Ownership and Return of Materials. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs, lists, and all other tangible media of expression) furnished to me by Company shall remain the property of Company. Upon termination of my employment and/or independent contractor status, or at any time on the request of Company before termination, I will promptly (but no later than five (5) days after the earlier of said termination or Company’s request): (1) destroy or deliver to Company, at Company’s option, (a) all materials furnished to me by Company, and (b) all tangible media of expression which are in my possession and which incorporate any Proprietary Information or otherwise relate to Company’s business; and (2) deliver to Company written certification of my compliance with my obligations under this sentence.

6.

Innovations. As used in this Agreement, the term “Innovations” means all processes, machines, manufactures, compositions of matter, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), moral rights, mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas (whether or not protectable under trade secret laws), and all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other laws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, and designs. “Innovations” includes “Inventions,” which is defined to mean any inventions protected under patent laws. The innovations as used in this Agreement only fall under this contract if the innovation is related to any goods or services of in-sourced and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company.

7.

Disclosure of Prior Innovations. I have identified on Exhibit A attached hereto all Innovations, applicable to the business of Company or relating in any way to Company’s business or demonstrably anticipated research and development or business, which were conceived, reduced to practice, created, derived, developed, or made by me prior to my employment with Company (collectively, the “Prior Innovations”), and I represent that such list is complete. I represent that I have no rights in any such Innovations other than those Prior Innovations specified in Exhibit A. If there is no such list on Exhibit A, I represent that I have neither conceived, reduced to practice, created, derived, developed nor made any such Prior Innovations at the time of signing this Agreement.

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8.

Assignment of Innovations; License of Prior Innovations. I hereby agree promptly to disclose and describe to Company, and I hereby do and will assign to Company or Company’s designee my entire right, title, and interest in and to, (a) each of the Innovations (including Inventions), and any associated intellectual property rights, which I may solely or jointly conceive, reduce to practice, create, derive, develop or make during the period of my employment with Company, which either (i) relate, at the time of conception, reduction to practice, creation, derivation, development, or making of such Innovation, to Company’s business or actual or demonstrably anticipated research or development, or (ii) were developed on any amount of Company’s time or with the use of any of Company’s equipment, supplies, facilities or trade secret information, or (iii) resulted from any work I performed for Company, and (b) each of the Innovations which is not an Invention (as demonstrated by me by evidence meeting the clear and convincing standard of proof), and any associated intellectual property rights, which I may solely or jointly conceive, develop, reduce to practice, create, derive, develop, or make during the period of my employment with Company, which are applicable to the business of Company (collectively, the Innovations identified in clauses (a) and (b) are hereinafter the “Company Innovations”). To the extent any of the rights, title and interest in and to Company Innovations cannot be assigned by me to Company, I hereby grant to Company an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, title and interest. To the extent any of the rights, title and interest in and to Company Innovations can be neither assigned nor licensed by me to Company, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against Company or any of Company’s successors in interest to such non-assignable and non-licensable rights. I hereby grant to Company or Company’s designees a royalty free, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice all applicable patent, copyright, moral right, mask work, trade secret and other intellectual property rights relating to any Prior Innovations which I incorporate, or permit to be incorporated, in any Company Innovations. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, any Prior Innovations in any Company Innovations without Company’s prior written consent.

9.

Future Innovations. I recognize that Innovations or Proprietary Information relating to my activities while working for Company and conceived, reduced to practice, created, derived, developed, or made by me, alone or with others, within three (3) months after termination of my employment or independent contractor relationship may have been conceived, reduced to practice, created, derived, developed, or made, as applicable, in significant part while employed by or working for Company. Accordingly, I agree that such Innovations and Proprietary Information shall be presumed to have been conceived, reduced to practice, created, derived, developed, or made, as applicable, during my employment or independent contractor relationship with Company and are to be promptly assigned to Company unless and until I have established the contrary by written evidence satisfying the clear and convincing standard of proof.

10.	Cooperation in Perfecting Rights to Proprietary Information and Innovations.

(a)

I agree to perform, during and after my employment and/or independent contractor status, all acts deemed necessary or desirable by Company to permit and assist Company, at Company’s expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Proprietary Information and Innovations assigned or licensed to, or whose rights are irrevocably waived and shall not be asserted against, Company under this Agreement. Such acts

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may include, but are not limited to, execution of documents and assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other proprietary rights, and (iii) in other legal proceedings related to the Proprietary Information or Innovations.

(b)

In the event that Company is unable for any reason to secure my signature to any document required to file, prosecute, register, or memorialize the assignment of any patent, copyright, mask work or other applications or to enforce any patent, copyright, mask work, moral right, trade secret or other proprietary right under any Proprietary Information (including improvements thereof) or any Innovations (including derivative works, improvements, renewals, extensions, continuations, divisionals, continuations in part, continuing patent applications, reissues, and reexaminations thereof), I hereby irrevocably designate and appoint Company and Company’s duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me, (i) to execute, file, prosecute, register and memorialize the assignment of any such application, (ii) to execute and file any documentation required for such enforcement, and (iii) to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of patents, copyrights, mask works, moral rights, trade secrets or other rights under the Proprietary Information, or Innovations, all with the same legal force and effect as if executed by me.

11.

No Violation of Rights of Third Parties. My performance of all the terms of this Agreement and as an employee or independent contractor of Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me prior to my employment or independent contractor relationship with Company, and I will not disclose to Company, or induce Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I am not a party to any other agreement which will interfere with my full compliance with this Agreement. I agree not to enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement.

12.

Survival. This Agreement (a) shall survive my employment or independent contract with Company; (b) does not in any way restrict my right or the right of Company to terminate my employment or independent contractor relationship at any time, for any reason or for no reason; (c) inures to the benefit of successors and assigns of Company; and (d) is binding upon my heirs and legal representatives.

13.	Covenant Not to Compete or Solicit.

(a)

I will not during the Non-Compete Period (as defined below), other than on behalf of Company, directly or indirectly, without the prior written consent of Company, engage anywhere in the Geographic Area (as defined below) in (whether as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), or have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose.” The term “competing business purpose” shall mean any goods or services of in-sourced

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and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company. The Non-Compete Period shall begin on the date of this Agreement (the “Effective Date”) and shall end twelve (12) months after the termination of my employment or independent contractor relationship.

(b)

I will not during the Non-Compete Period, without the prior written consent of Company, directly or indirectly (i) induce or attempt to induce any customer, supplier, licensee, or business relation of Company to cease doing business with Company, or in any way interfere with the relationship between Company and any customer, supplier, licensee, or business relation of Company or (ii) solicit the business of any customer of Company, whether or not I have or had personal contact with such entity, for the purpose of engaging in a competing business purpose.

(c)

During the Non-Compete Period, I will not induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company, with which I have had direct contact within the twelve months preceding my termination date, to cease doing business with the Company.

(d)

Other than on behalf of the Company, during the Non-Compete Period, I will not solicit or accept business that is competitive of Company from any customer or prospect with which I have had contact during the twelve month period preceding my termination.

(e)

During the Non-Compete Period, I will not, directly or indirectly, without the prior written consent of Company, solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee of Company or any subsidiary of Company to terminate his or her employment with Company or any subsidiary of Company.

(f)	The Geographic Area shall mean (i) the United States and (ii) anywhere in the world outside the United States where Company or any subsidiary of Company conducts business.

14.

Separate Covenants. I understand that the covenants contained in Section 13 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in the Geographic Area. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of Section 13 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law.

15.

Injunctive Relief. A breach of any of the promises or agreements contained herein will result in irreparable and continuing damage to Company for which there will be no adequate remedy at law, and Company shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

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16.

Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when delivered personally; (b) by overnight courier, upon written verification of receipt; (c) by telecopy or facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in Company’s records or such other address as I may specify in writing. Notices to Company shall be sent to Company’s Human Resources Department or to such other address as Company may specify in writing.

17.

Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Illinois, as such laws are applied to agreements entered into and to be performed entirely within Illinois between Illinois residents. Each of the parties irrevocably consents to the exclusive personal jurisdiction of the federal and state courts located in Illinois, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seeking to enforce any order or any judgment of such federal or state courts located in Illinois, such personal jurisdiction shall be nonexclusive.

18.

Severability. If any provision of this Agreement is held by a court of law to be illegal, invalid or unenforceable, (i) that provision shall be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and (ii) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

19.

Waiver; Amendment; Modification. The waiver by Company of a term or provision of this Agreement, or of a breach of any provision of this Agreement by me, shall not be effective unless such waiver is in writing signed by Company. No waiver by Company of, or consent by Company to, a breach by me, will constitute a waiver of, consent to or excuse of any other or subsequent breach by me. This Agreement may be amended or modified only with the written consent of both me and Company. No oral waiver, amendment or modification shall be effective under any circumstances whatsoever.

20.	Entire Agreement. This Agreement represents my entire understanding with Company with respect to the subject matter of this Agreement and supersedes all previous understandings, written or oral.

I certify and acknowledge that I have carefully read all of the provisions of this Employee Innovations and Proprietary Rights Assignment and Non-Competition Agreement and that I understand and will fully and faithfully comply with such provisions.

employee or contractor:

By:

Printed Name:

Date:

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exhibit a

prior innovations

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EXHIBIT 10.2

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is entered into on July 15, 2020 and is effective as of July 15, 2020 (the “Effective Date”), by and between InnerWorkings, Inc., a Delaware corporation (the “Company”), and Donald W. Pearson (“Executive”). This Agreement amends and restates in its entirety the Prior Agreement (as defined below) effective as of the Effective Date.

WITNESSETH:

WHEREAS, the Company and Executive entered into an Employment Agreement on December 31, 2018 (the “Prior Agreement”); and

WHEREAS, the Company desires to employ Executive in the role of Chief Financial Officer and Executive Vice President, pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, Executive is willing and able to render such services to the Company and desires to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals incorporated herein and the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:

1.    Employment; Position and Duties. From and after the Effective Date, Executive shall continue to be employed by the Company as the Chief Financial Officer and Executive Vice President of the Company. Executive will report directly to the Chief Executive Officer. In this capacity, Executive agrees to devote his full time, energy and skill to the faithful performance of his duties herein, and shall perform the duties and carry out the responsibilities assigned to him to the best of his ability and in a diligent, businesslike and efficient manner. Executive’s duties shall include all those duties customarily performed by a chief financial officer at a company similar to the Company, as well as those additional duties that may be reasonably assigned by the Chief Executive Officer or the Company’s Board of Directors (the “Board”). Executive shall comply with any policies and procedures established for Company employees, including, without limitation, those policies and procedures contained in the Company’s employee handbook.

2.    Term of Employment. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until and shall expire on the first anniversary of the Effective Date, as may be extended in accordance with this Section 2 and unless terminated earlier by either party, in accordance with the terms of this Agreement. The Term shall be extended automatically without further action by either party by one (1) additional year (added to the end of the Term), and then on each succeeding annual anniversary thereafter, unless either party shall have given written notice to the other party prior to the date that is ninety (90) calendar days prior to the date which such extension would otherwise have become effective electing not to further extend the Term, in which case Executive’s employment shall terminate on the date upon which the extension would otherwise have become effective, unless earlier terminated in accordance with this Agreement. This Agreement may be terminated by Executive, the Chief Executive Officer or the Board, with or without Cause (as defined below). Upon the termination of Executive’s employment with the Company for any reason, neither party shall have any further obligation or liability under this Agreement to the other party, except as set forth in Sections 4, 5, 6, 7, 8, 9, 10, 16, 17 and 18 of this Agreement. Non-renewal of the Term by the Company shall be treated for all purposes under this Agreement as a termination by the Company of Executive’s employment without Cause.

3.    Compensation. Executive shall be compensated by the Company for his services as follows:

(a)    Base Salary. During the Term, Executive shall be paid a base salary (“Base Salary”) of $37,500 per month (or $450,000 on an annualized basis), subject to applicable withholdings, in accordance with the Company’s normal payroll procedures. Executive’s Base Salary shall be reviewed on an annual basis by the Board for possible increase (but not decrease) based on the Company’s operating results and financial condition, salaries paid to other Company executives, and general marketplace and other applicable considerations. Such increased Base Salary, if any, shall then constitute Executive’s “Base Salary” for purposes of this Agreement.

(b)    Benefits. During the Term, Executive shall have the right, on the same basis as other members of senior management of the Company, to participate in and to receive benefits under any of the Company’s employee benefit plans, insurance programs and/or indemnification agreements, as may be in effect from time to time, subject to any applicable waiting periods and other restrictions, and to the benefits afforded to other members of the senior executive team under the Company’s vacation, holiday and business expense reimbursement policies (all such benefits, the “Benefits”). Executive shall receive four weeks of vacation per year pursuant to the Company’s vacation policies or, if greater, the amount afforded to other members of senior management. In addition, Executive shall be reimbursed $1,000 per month for automobile expenses.

(c)    Bonuses. In addition to the Base Salary, Executive shall be eligible to receive an annual performance bonus at a target of not less than seventy-five percent (75%) of his Base Salary (the “Performance Bonus”). The Performance Bonus shall be a discretionary bonus, determined in the sole discretion of the Board or the Compensation Committee thereof, based upon Executive’s performance of his duties and the Company’s financial performance, as well as certain performance targets that are approved by the Board or the Compensation Committee. The Company will pay Executive’s Performance Bonus for each year at the same time as annual performance bonus payments for such year (if any) are made to other participants with respect to such fiscal year, and in any event, within the two and one half (2 1⁄2) months following the end of the year in which the Performance Bonus is earned. The Performance Bonus is intended to qualify for the short-term deferral exception to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(d)    Long-Term Incentive Awards. During the Term, Executive shall be eligible to receive, on substantially the same basis as the long-term incentive awards granted to other senior executives of the Company, annual long-term incentive awards under and pursuant to the InnerWorkings, Inc. 2020 Omnibus Incentive Plan, or any successor plan thereto (the “Stock Incentive Plan”), with a targeted grant date value of one hundred percent (110%) of his Base Salary, subject to adjustment by the Compensation Committee of the Board in its sole discretion.

(e)    Incentive Compensation Recoupment. Any incentive compensation payable pursuant to this Agreement shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be adopted and/or amended from time to time.

4.    Benefits Upon Termination.

(a)    Termination for Cause or Termination for Other than Good Reason. In the event of the termination of Executive’s employment by the Company for Cause (as defined below), the termination of Executive’s employment by reason of his death or Disability (as defined in the Stock Incentive Plan), or the termination of Executive’s employment by Executive for any reason other than Good Reason (as defined below), Executive shall be entitled to no further compensation or benefits from the Company following the date of termination, except the Accrued Obligations (as defined below), which Accrued Obligations shall be paid to Executive within thirty (30) calendar days following the date of termination.

For purposes of this Agreement, Executive’s “Accrued Obligations” include, to the extent not theretofore paid: (i) Executive’s Base Salary earned through the date of termination; (ii) Executive’s Benefits, vested or earned through the date of termination; (iii) Executive’s Performance Bonus for the fiscal year immediately preceding the fiscal year in which the date of termination occurs if such award has been earned but has not been paid as of the date of termination; (iv) Executive’s vested restricted stock, stock options or other long-term or equity-based incentive compensation; and (v) Executive’s business expenses that have not been reimbursed by the Company as of the date of termination that were incurred by Executive prior to the date of termination in accordance with the applicable Company policy.

For purposes of this Agreement, a termination for “Cause” occurs if Executive’s employment is terminated by the Company for any of the following reasons: (A) theft, dishonesty, or falsification of any employment or Company records by Executive; (B) the determination by the Board that Executive has committed an act or acts constituting a felony or any act involving moral turpitude; (C) the determination by the Board that Executive has engaged in willful misconduct or gross negligence that has had a material adverse effect on the Company’s reputation or business; (D) the determination by the Board that Executive has refused or failed to substantially comply with the Company’s policies relating to harassment and/or discrimination; or (E) the continuing material breach by Executive of any provision of this Agreement after receipt of written notice of such breach from the Board and a reasonable opportunity to cure such breach.

For purposes of this Agreement, a termination by Executive shall be for “Good Reason” if Executive terminates his employment for any of the following reasons: (1) the Company materially reduces Executive’s duties or authority below, or assigns Executive duties that are materially inconsistent with, the duties and authority contemplated by Section 1 of this Agreement; (2) the Company requires Executive to relocate his office more than one hundred (100) miles from the current office of the Company without his consent; or (3) the Company has breached any provision of this Agreement, including but not limited to, the provisions relating to the payment or providing of compensation and Benefits in accordance with Section 3 above; provided, however, that such termination of employment shall not be considered for “Good Reason” unless (i) Executive provides written notice containing the details of such reasons to the Company within ninety (90) days after its initial occurrence, (ii) the Company fails to cure such reasons within thirty (30) days after its receipt of such notice (the “Cure Period”) and (iii) Executive resigns his employment with the Company within two (2) years after the initial occurrence of the reason.

(b)    Termination Without Cause or Termination for Good Reason. Each of the Company and Executive is free to terminate this Agreement, and Executive’s employment with the Company, at any time, for any reason, in its or Executive’s absolute sole discretion. Except as otherwise provided in Section 5 of this Agreement, if Executive’s employment is terminated by the Company for any reason other than (1) for Cause or (2) by reason of his death or Disability, or if Executive’s employment is terminated by Executive for Good Reason, Executive shall be entitled to:

(i)    receive an amount equal to the sum of (A) Executive’s annual rate of Base Salary in effect on the date of termination, and (B) Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, less applicable withholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination (or, with respect to the portion thereof, if any, that the Company reasonably determines would be subject to Section 409A of the Code under the terms of the Prior Agreement, payable at the time and in the form set forth in the Prior Agreement);

(ii)    receive in lieu of any annual Performance Bonus for the year in which such termination occurs, an amount equal to (A) the Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, multiplied by (B) a fraction, the numerator of which is the number of days Executive was employed in the year in which such termination occurs and the denominator of which is the total number of days in the year in which such termination occurs, less applicable withholdings, with such amount payable in a single lump sum within (30) days following the date of termination;

(iii)    immediate vesting of all outstanding equity-based awards that would otherwise have vested based solely on the passage of time if Executive’s employment had continued for a period of twelve (12) months following the termination thereof;

(iv)    with respect to equity-based awards that would otherwise have vested based on performance, Executive shall vest in the portion of such award (which shall not exceed 100% of such award) to which Executive would have been entitled had Executive remained employed until the last day of the applicable performance period, multiplied by a fraction, the numerator of which shall be the number of full calendar months elapsed during the performance period through the date Executive’s employment terminated, plus twelve (12) additional months, and the denominator of which shall be the total number of months in the applicable performance period, which awards shall vest and be paid, if and to the extent that the applicable performance conditions are met, at the same time and in the same manner as though Executive had remained employed by the Company;

(v)    if Executive timely elects to receive continued coverage under the Company’s group health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company will continue to pay the employer portion of applicable premium payments for Executive’s and his eligible dependents’ continued COBRA coverage under such plan (as in effect or amended from time to time) (the “COBRA Subsidy”) until the earlier of: (I) twelve (12) months following the effective date of Executive’s termination of employment, or (II) the date upon which Executive obtains or becomes eligible for other health care coverage from a new employer or otherwise (such period referred to as the “COBRA Subsidy Period”). Executive shall promptly inform the Company in writing when he obtains or becomes eligible for any such other health care coverage. Executive shall be responsible for paying a share of such COBRA premiums during the COBRA Subsidy Period at active employee rates as in effect from time to time, and shall be responsible for the full unsubsidized costs of such COBRA coverage thereafter. Executive will be deemed to receive income attributable to the COBRA Subsidy and shall be responsible for any and all applicable tax liability arising from such benefit; and

(vi)    the Accrued Obligations.

(c)    Release. Notwithstanding anything to the contrary herein, no payments shall be paid (or benefits shall become due to Executive) under Sections 4(b) (i), (ii), (iii), (iv), (v) or Section 5 (if applicable) unless and until Executive executes and delivers a general release and waiver of claims against the Company (the “Release”) (and any revocation period expires) by the Release Deadline, acknowledging Executive’s obligations under Sections 6 and 7 below, and in a form prescribed by the Company; provided, that such Release shall not require Executive to release any rights to Accrued Obligations, rights under the Indemnification Provisions (as defined below), or under this Agreement, and the execution of such Release shall be a condition to Executive’s rights under Sections 4(b)(i), (ii), (iii), (iv), (v) or Section 5 (if applicable). The “Release Deadline” means the date that is sixty (60) calendar days after Executive’s separation from service. Payment of any amount that is not exempt from Section 409A of the Code and that is conditioned upon the execution of the Release shall be delayed until the Release Deadline, irrespective of when Executive executes the Release; provided, however, that where Executive’s separation from service and the Release Deadline occur within the same calendar year, the payment may be made up to thirty (30) calendar days prior to the Release Deadline, and provided further that where Executive’s separation from service and the Release Deadline occur in two separate calendar years, payment may not be made before the later of January 1 of the second year or the date that is thirty (30) calendar days prior to the Release Deadline. In addition, if Section 409A of the Code requires that a payment hereunder may not commence for a period of six (6) months following termination of employment, then such payments shall be withheld by the Company and paid as soon as permissible, along with such other monthly payments then due and payable.

(d)    Recoupment. Notwithstanding anything to the contrary herein, the Company may, in its sole and absolute discretion, in the event of Executive’s breach of Executive’s obligations under Section 7(a), regardless of whether such event happened prior to or following the date of termination: (i) terminate the right of Executive to receive the amount due to Executive under Section 4(b)(i), Section 4(b)(ii) or Section 5(b) to the extent such amount has not been paid; and (ii) seek the recoupment of any amounts paid to Executive under Section 4(b)(i), Section 4(b)(ii) or Section 5(b), including through exercise rights of set-off, forfeiture or cancellation, to the full extent permitted by law and Section 409A of the Code, with respect to any other awards, benefits or payments otherwise due Executive from the Company, to the extent the Company in its sole discretion deems appropriate after considering the relevant facts and circumstances. Any termination and/or recoupment of Executive’s payments and benefits under this Section 4(d) shall be in addition and without prejudice to any other remedies that the Company might elect to assert.

5.    Change in Control.

(a)    Qualifying Termination. Upon the occurrence of a Qualifying Termination (as defined below), Executive shall, in addition to the benefits set forth in Section 4(b) of this Agreement, be entitled to receive immediate vesting of all outstanding equity-based awards (including immediate vesting at the target level of performance for equity-based awards that would otherwise vest based on performance).

(i)     For purposes of this Agreement, a “Qualifying Termination” means a termination of Executive’s employment within ninety (90) calendar days prior to or twenty-four (24) months following the consummation of a Change in Control (as defined in the Stock Incentive Plan) as a result of Executive’s (A) resignation for Good Reason or (B) termination by the Company without Cause (including due to a non-renewal of the Term by the Company).

(ii)    Notwithstanding the foregoing and notwithstanding any less favorable or contrary treatment in an award agreement or other grant documentation with respect to equity-based awards, the vesting of all equity-based awards that are not assumed by a successor company or exchanged for a replacement award on no less favorable economic terms will be fully accelerated as of the effective date of the Change in Control (including immediate vesting at the target level of performance for equity-based awards that would otherwise vest based on performance), and such equity-based awards shall be paid to Executive within thirty (30) calendar days after the effective date of the Change in Control.

(b)    Supplemental Change in Control Severance Benefit. If Executive’s employment is terminated by the Company within twelve (12) months following the consummation of a Change in Control (as defined in the Stock Incentive Plan) for any reason other than (1) for Cause or (2) by reason of his death or Disability, Executive shall be entitled to receive, in addition to the benefits set forth in Section 4(b) and Section 5(a), an amount equal to $150,000, less applicable withholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination.

6.    Employee Inventions and Proprietary Rights Assignment Agreement. Executive agrees to abide by the terms and conditions of the Company’s standard Employee Inventions and Proprietary Rights Assignment Agreement as executed by Executive and attached hereto as Exhibit A.

7.    Restrictive Covenants.

(a)    Covenants Not to Compete or Solicit. During Executive’s employment and for a period of two (2) years following the termination of Executive’s employment for any reason, Executive shall not, anywhere in the Geographic Area (as defined below), other than on behalf of the Company or with the prior written consent of the Company, directly or indirectly:

(i)    perform “services” (as defined below) for (in any capacity, including, without limitation, as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933, as amended, or Section 12 of the Securities Exchange Act of 1934, as amended), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose” (as defined below);

(ii)    induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any customer, potential customer, supplier, licensee, licensor or business relation of the Company or solicit the business of any customer or potential customer of the Company, whether or not Executive had personal contact with such entity; and

(iii)    solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee or independent contractor of the Company or any subsidiary of the Company to terminate his or her employment or relationship with the Company or any subsidiary of the Company, other than in the discharge of his duties as an officer of the Company.

For purposes of this Agreement, (A) “Geographic Area” shall mean the United States of America, (B) “services” shall mean services of the type conducted, authorized, offered, or provided by Executive on behalf of the Company during the two (2) years prior to the termination of Executive’s employment with the Company, and (C) “competing business purpose” shall mean the sale or provision of any marketing or printed materials, items, or other products or services that are competitive with in any manner the products or services sold or offered by the Company during the Term.

(b)    Confidentiality. Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliates, and their respective businesses, employees, suppliers or customers, which shall have been obtained by Executive during Executive’s employment by the Company and which shall not be or become public knowledge (“Confidential Information”). During the Term and after termination of Executive’s employment with the Company, Executive shall not, without the prior written consent of the Company or as otherwise may be required by law or legal process (provided, that Executive shall give the Company reasonable notice of such process, and the ability to contest it) or as may be necessary, in Executive’s reasonable discretion, to discharge his duties to the Company, communicate or divulge any Confidential Information to anyone other than the

Company and those designated by it. Notwithstanding the above, this Agreement shall not prevent Executive from revealing evidence of criminal wrongdoing to law enforcement or prohibit Executive from divulging Confidential Information by order of court or agency of competent jurisdiction, or from making other disclosures that are protected under the provisions of law or regulation. Nothing in this Agreement prohibits Executive from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and any Inspector General, or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation. Executive does not need the prior authorization of the Company to make any such reports or disclosures, and Executive is not required to notify the Company that Executive has made such reports or disclosure.

Executive acknowledges and agrees that the Company has provided Executive with written notice below that the Defend Trade Secrets Act, 18 U.S.C. § 1833(b), provides an immunity for the disclosure of a trade secret to report suspected violations of law and/or in an anti-retaliation lawsuit, as follows:

(i)     IMMUNITY. An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

(ii)     USE OF TRADE SECRET INFORMATION IN ANTI-RETALIATION LAWSUIT. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.

(c)    Enforcement. The covenants contained in this Section 7 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in any Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding sections. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 7 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law, including without limitation to take into account any applicable administrative or professional rules. If Executive breaches any of the restrictions set forth in this Section 7 and the Company commences a legal proceeding in connection therewith, the time period applicable to each such restriction shall be tolled and extended for a period of time equal to the period of time during which Executive is determined by a court of competent jurisdiction to be in non-compliance or breach (not to exceed the duration set forth in the applicable restriction) commencing on the date of such determination.

8.    Equitable Remedies. Executive acknowledges and agrees that the agreements and covenants set forth in Sections 6 and 7 are reasonable and necessary for the protection of the Company’s business interests, that irreparable injury will result to the Company if Executive breaches any of the terms of said covenants, and that in the event of Executive’s actual or threatened breach of any such covenants, the Company will have no adequate remedy at law. Executive accordingly agrees that, in the event of any actual or threatened breach by Executive of any of said covenants, the Company will be entitled to seek immediate injunctive and other equitable relief, without bond and without the necessity of showing actual monetary damages. Nothing in this Section 8 will be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any damages that it is able to prove.

9.    Dispute Resolution. In the event of any dispute or claim relating to or arising out of this Agreement (including, but not limited to, any claims of breach of contract, wrongful termination or age, sex, race or other discrimination), Executive and the Company agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in Chicago, Illinois in accordance with its National Employment Dispute Resolution rules, as those rules are currently in effect (and not as they may be modified in the future). Executive acknowledges that by accepting this arbitration provision he is waiving any right to a jury trial in the event of such dispute. Notwithstanding the foregoing, this arbitration provision shall not apply to any disputes or claims relating to or arising out of (i) the misuse or misappropriation of trade secrets or proprietary information or (ii) the breach of any non-competition, non-solicitation or confidentiality covenants.

10.    Governing Law. This Agreement has been executed in the State of Illinois, and Executive and the Company agree that this Agreement shall be interpreted in accordance with and governed by the laws of the State of Illinois, without regard to its conflicts of laws principles.

11.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that such successor or assignee is the successor to substantially all of the assets of the Company, or a majority of its then outstanding shares of common stock, and that such successor or assignee assumes the liabilities, obligations and duties of the Company under this Agreement, either contractually or as a matter of law. In view of the personal nature of the services to be performed under this Agreement by Executive, he shall not have the right to assign or transfer any of his rights, obligations or benefits under this Agreement, except as otherwise noted herein.

12.    Entire Agreement. This Agreement, including its attached Exhibit A, constitutes the entire employment agreement between Executive and the Company regarding the terms and conditions of his employment. This Agreement supersedes all prior negotiations, representations or agreements between Executive and the Company, whether written or oral, concerning Executive’s employment, including, without limitation, the Prior Agreement.

13.    No Conflict. Executive represents and warrants to the Company that neither his entry into this Agreement nor his performance of his obligations hereunder will conflict with or result in a breach of the terms, conditions or provisions of any other agreement or obligation to which Executive is a party or by which Executive is bound, including without limitation, any noncompetition or confidentiality agreement previously entered into by Executive.

14.    Validity. Except as otherwise provided in Section 7, above, if any one or more of the provisions (or any part thereof) of this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

15.    Modification. This Agreement may not be modified or amended except by a written agreement signed by Executive and the Company.

16.    Code Section 409A. This Agreement is intended to comply with Section 409A of the Code, and the interpretative guidance thereunder, including the exceptions for short-term deferrals, separation pay arrangements, reimbursements, and in kind distributions, and shall be administered accordingly. Executive hereby agrees that the Company may, without further consent from Executive, make the minimum changes to this Agreement as may be necessary or appropriate to avoid the imposition of additional taxes or penalties on Executive pursuant to Section 409A of the Code. The Company cannot guarantee that the payments and benefits that may be paid or provided pursuant to this Agreement will satisfy all applicable provisions of Section 409A of the Code. In the case of any reimbursement payment that is required to be made promptly under this Agreement, such payment will be made in all instances no later than December 31 of the calendar year following the calendar year in which the obligation to make such reimbursement arises. For purposes of Section 409A of the Code, Executive’s right to receive installment payments pursuant to this Agreement will be treated as a right to receive a series of separate and distinct payments. To the extent that reimbursements or other in-kind benefits under this letter constitute nonqualified deferred compensation, (x) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by Executive, (y) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (z) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year. Notwithstanding the foregoing, if any payments or benefits under this Agreement become subject to Section 409A of the Code, then for the purpose of complying therewith, to the extent such payments or benefits do not satisfy the separation pay exemption described in Treasury Regulation § 1.409A-1(b)(9)(iii) or any other exemption available under Section 409A of the Code (the “Non-Exempt Payments”), if Executive is a specified employee as described in Treasury Regulation § 1.409A-1(i) on the date of termination, any amount of such Non-Exempt Payments that would be paid prior to the six (6) month anniversary of the date of termination shall instead be accumulated and paid to Executive in a lump sum payment within five (5) business days after such six (6) month anniversary. A termination of employment shall be deemed to occur only if it is a “separation from service” as such term is defined under Section 409A of the Code, and references to “termination,” “termination of employment,” or like terms shall mean a “separation from service.”

17.    Adjustments Due to Excise Tax.

(a)    If it is determined that any amount or benefit to be paid or payable to Executive under this Agreement or otherwise in conjunction with his employment (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in conjunction with his employment) would give rise to liability of Executive for the excise tax imposed by Section 4999 of the Code, as amended from time to time, or any successor provision (the “Excise Tax”), then the amount or benefits payable to Executive (the total value of such amounts or benefits, the “Payments”) shall be reduced by the Company to the extent necessary so that no portion of the Payments to Executive is subject to the Excise Tax. Such reduction shall only be made if the net amount of the Payments, as so reduced (and after deduction of applicable federal, state, and local income and payroll taxes on such reduced Payments other than the Excise Tax (collectively, the “Deductions”) is greater than the excess of (1) the net amount of the Payments, without reduction (but after making the Deductions) over (2) the amount of Excise Tax to which Executive would be subject in respect of such Payments. In the event Payments are required to be reduced pursuant to this Section 17(a), Executive shall designate the order in which such amounts or benefits shall be reduced in a manner consistent with Section 409A of the Code.

(b)    The independent public accounting firm serving as the Company’s auditing firm, or such other accounting firm, law firm or professional consulting services provider of national reputation and experience reasonably acceptable to the Company and Executive (the “Accountants”) shall make in writing in good faith all calculations and determinations under this Section 17, including the assumptions to be used in arriving at any calculations. For purposes of making the calculations and determinations under this Section 17, the Accountants and each other party may make reasonable assumptions and approximations concerning the application of Section 280G and Section 4999 of the Code. The Company and Executive shall furnish to the Accountants and each other such information and documents as the Accountants and each other may reasonably request to make the calculations and determinations under this Section 17. The Company shall bear all costs the Accountants incur in connection with any calculations contemplated hereby.

18.    Indemnification. To the fullest extent permitted by the indemnification provisions of the laws of the state or jurisdiction of the Company, as applicable, in effect from time to time, and subject to the conditions thereof, the Company shall:

(a)    indemnify Executive against all liabilities and reasonable expenses that Executive may incur in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal or administrative, or investigative and whether formal or informal, because Executive is or was an officer or director of or service provider to the Company or any of its affiliates provided, however, that Executive shall have acted in good faith and in a manner that Executive reasonably believed to be in the best interests of the Company; and

(b)    pay for or reimburse the reasonable expenses upon submission of appropriate documentation incurred by Executive in the defense of any proceeding to which Executive is a party because Executive is or was an officer or director of or service provider to the Company or any of its affiliates, including an advancement of such expenses to the extent permitted by applicable law, subject to Executive’s execution of any legally required repayment undertaking.

The preceding indemnification right shall be in addition to, and not in lieu of, any rights to indemnification to which Executive may be entitled pursuant to the documents under which the Company is organized as in effect from time to time and shall not apply with respect to any action or failure to act by Executive which constitutes willful misconduct or bad faith on the part of Executive. The indemnification rights of Executive in this Section 18 are referred to herein as the “Indemnification Provisions.” The rights of Executive under the Indemnification Provisions shall survive the cessation of Executive’s employment with the Company. The Company shall also maintain a directors’ and officers’ liability insurance policy, or an equivalent errors and omissions liability insurance policy, covering Executive with reasonable scope, exclusions, amounts and deductibles based on Executive’s positions with the Company.

Notwithstanding the foregoing, the Company shall have no obligation to indemnify, defend or hold harmless Executive from and against any liabilities and expenses, or to pay for, or reimburse Executive for, any expenses arising from or relating to (i) Executive’s gross negligence or intentional or willful misconduct, or (ii) actions or claims which are initiated by Executive unless such action was approved in advance by the Board.

[Signatures on Next Page(s)]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the 15th day of July, 2020.

INNERWORKINGS, INC.

By:	/s/ Richard S. Stoddart
Name:	Richard S. Stoddart
Title:	Chief Executive Officer and President

EXECUTIVE

/s/ Donald W. Pearson
Donald W. Pearson

EXHIBIT A

Employee Inventions and Proprietary Rights Assignment Agreement

employee innovations + proprietary rights

assignment and non-competition agreement

This Agreement is intended to formalize in writing certain understandings and procedures which have been in effect since the time I was initially employed by and/or doing work for InnerWorkings, Inc., (“Company”). In return for my new or continued employment and/or payment for services rendered by Company and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I acknowledge and agree that:

1.

Duties; At-Will Employment; No Conflict. I will perform for Company such duties as may be designated by Company from time to time. I agree that my employment and/or independent contractor relationship with Company is for no specified term, and may be terminated by Company at any time, with or without cause, and with or without notice, unless otherwise agreed in writing or provided for by law. Similarly, I may terminate my employment with Company at any time, with or without cause, and with or without notice. During my period of employment by Company, I will devote my best efforts to the interests of Company and will not engage in other employment or in any activities determined by Company to be detrimental to the best interests of Company without the prior written consent of Company.

2.

Prior Work. All previous work done by me for Company relating in any way to the conception, reduction to practice, creation, derivation, design, development, manufacture, sale or support of products or services for Company is the property of Company, and I hereby assign to Company all of my right, title and interest in and to such previous work.

3.	Proprietary Information. My employment and/or independent contractor status creates a relationship of confidence and trust between Company and me with respect to any information:

(a)	Applicable to the business of Company; or

(b)

Applicable to the business of any client or customer of Company, which may be made known to me by Company or by any client or customer of Company, or learned by me in such context during the period of my employment.

All such information has commercial value in the business in which Company is engaged and is hereinafter called “Proprietary Information.” By way of illustration, but not limitation, Proprietary Information includes any and all technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Company, and includes, without limitation, respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and information. “Proprietary Information” also includes proprietary or confidential information of any third party who may disclose such information to Company or to me in the course of Company’s business.

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4.

Ownership and Nondisclosure of Proprietary Information. All Proprietary Information is the sole property of Company, Company’s assigns, and Company’s customers, and Company, Company’s assigns and Company’s customers shall be the sole and exclusive owner of all patents, copyrights, mask works, trade secrets and other rights in the Proprietary Information. I hereby do and will assign to Company all rights, title and interest I may have or acquire in the Proprietary Information. At all times, both during my employment by Company and after termination of such employment, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary Information or anything directly relating to Proprietary Information without the written consent of Company, except as may be necessary in the ordinary course of performing my duties as an employee of Company.

5.

Ownership and Return of Materials. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs, lists, and all other tangible media of expression) furnished to me by Company shall remain the property of Company. Upon termination of my employment and/or independent contractor status, or at any time on the request of Company before termination, I will promptly (but no later than five (5) days after the earlier of said termination or Company’s request): (1) destroy or deliver to Company, at Company’s option, (a) all materials furnished to me by Company, and (b) all tangible media of expression which are in my possession and which incorporate any Proprietary Information or otherwise relate to Company’s business; and (2) deliver to Company written certification of my compliance with my obligations under this sentence.

6.

Innovations. As used in this Agreement, the term “Innovations” means all processes, machines, manufactures, compositions of matter, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), moral rights, mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas (whether or not protectable under trade secret laws), and all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other laws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, and designs. “Innovations” includes “Inventions,” which is defined to mean any inventions protected under patent laws. The innovations as used in this Agreement only fall under this contract if the innovation is related to any goods or services of in-sourced and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company.

7.

Disclosure of Prior Innovations. I have identified on Exhibit A attached hereto all Innovations, applicable to the business of Company or relating in any way to Company’s business or demonstrably anticipated research and development or business, which were conceived, reduced to practice, created, derived, developed, or made by me prior to my employment with Company (collectively, the “Prior Innovations”), and I represent that such list is complete. I represent that I have no rights in any such Innovations other than those Prior Innovations specified in Exhibit A. If there is no such list on Exhibit A, I represent that I have neither conceived, reduced to practice, created, derived, developed nor made any such Prior Innovations at the time of signing this Agreement.

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8.

Assignment of Innovations; License of Prior Innovations. I hereby agree promptly to disclose and describe to Company, and I hereby do and will assign to Company or Company’s designee my entire right, title, and interest in and to, (a) each of the Innovations (including Inventions), and any associated intellectual property rights, which I may solely or jointly conceive, reduce to practice, create, derive, develop or make during the period of my employment with Company, which either (i) relate, at the time of conception, reduction to practice, creation, derivation, development, or making of such Innovation, to Company’s business or actual or demonstrably anticipated research or development, or (ii) were developed on any amount of Company’s time or with the use of any of Company’s equipment, supplies, facilities or trade secret information, or (iii) resulted from any work I performed for Company, and (b) each of the Innovations which is not an Invention (as demonstrated by me by evidence meeting the clear and convincing standard of proof), and any associated intellectual property rights, which I may solely or jointly conceive, develop, reduce to practice, create, derive, develop, or make during the period of my employment with Company, which are applicable to the business of Company (collectively, the Innovations identified in clauses (a) and (b) are hereinafter the “Company Innovations”). To the extent any of the rights, title and interest in and to Company Innovations cannot be assigned by me to Company, I hereby grant to Company an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, title and interest. To the extent any of the rights, title and interest in and to Company Innovations can be neither assigned nor licensed by me to Company, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against Company or any of Company’s successors in interest to such non-assignable and non-licensable rights. I hereby grant to Company or Company’s designees a royalty free, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice all applicable patent, copyright, moral right, mask work, trade secret and other intellectual property rights relating to any Prior Innovations which I incorporate, or permit to be incorporated, in any Company Innovations. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, any Prior Innovations in any Company Innovations without Company’s prior written consent.

9.

Future Innovations. I recognize that Innovations or Proprietary Information relating to my activities while working for Company and conceived, reduced to practice, created, derived, developed, or made by me, alone or with others, within three (3) months after termination of my employment or independent contractor relationship may have been conceived, reduced to practice, created, derived, developed, or made, as applicable, in significant part while employed by or working for Company. Accordingly, I agree that such Innovations and Proprietary Information shall be presumed to have been conceived, reduced to practice, created, derived, developed, or made, as applicable, during my employment or independent contractor relationship with Company and are to be promptly assigned to Company unless and until I have established the contrary by written evidence satisfying the clear and convincing standard of proof.

10.	Cooperation in Perfecting Rights to Proprietary Information and Innovations.

(a)

I agree to perform, during and after my employment and/or independent contractor status, all acts deemed necessary or desirable by Company to permit and assist Company, at Company’s expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Proprietary Information and Innovations assigned or licensed to, or whose rights are irrevocably waived and shall not be asserted against, Company under this Agreement. Such acts

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may include, but are not limited to, execution of documents and assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other proprietary rights, and (iii) in other legal proceedings related to the Proprietary Information or Innovations.

(b)

In the event that Company is unable for any reason to secure my signature to any document required to file, prosecute, register, or memorialize the assignment of any patent, copyright, mask work or other applications or to enforce any patent, copyright, mask work, moral right, trade secret or other proprietary right under any Proprietary Information (including improvements thereof) or any Innovations (including derivative works, improvements, renewals, extensions, continuations, divisionals, continuations in part, continuing patent applications, reissues, and reexaminations thereof), I hereby irrevocably designate and appoint Company and Company’s duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me, (i) to execute, file, prosecute, register and memorialize the assignment of any such application, (ii) to execute and file any documentation required for such enforcement, and (iii) to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of patents, copyrights, mask works, moral rights, trade secrets or other rights under the Proprietary Information, or Innovations, all with the same legal force and effect as if executed by me.

11.

No Violation of Rights of Third Parties. My performance of all the terms of this Agreement and as an employee or independent contractor of Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me prior to my employment or independent contractor relationship with Company, and I will not disclose to Company, or induce Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I am not a party to any other agreement which will interfere with my full compliance with this Agreement. I agree not to enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement.

12.

Survival. This Agreement (a) shall survive my employment or independent contract with Company; (b) does not in any way restrict my right or the right of Company to terminate my employment or independent contractor relationship at any time, for any reason or for no reason; (c) inures to the benefit of successors and assigns of Company; and (d) is binding upon my heirs and legal representatives.

13.	Covenant Not to Compete or Solicit.

(a)

I will not during the Non-Compete Period (as defined below), other than on behalf of Company, directly or indirectly, without the prior written consent of Company, engage anywhere in the Geographic Area (as defined below) in (whether as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), or have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose.” The term “competing business purpose” shall mean any goods or services of in-sourced

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and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company. The Non-Compete Period shall begin on the date of this Agreement (the “Effective Date”) and shall end twelve (12) months after the termination of my employment or independent contractor relationship.

(b)

I will not during the Non-Compete Period, without the prior written consent of Company, directly or indirectly (i) induce or attempt to induce any customer, supplier, licensee, or business relation of Company to cease doing business with Company, or in any way interfere with the relationship between Company and any customer, supplier, licensee, or business relation of Company or (ii) solicit the business of any customer of Company, whether or not I have or had personal contact with such entity, for the purpose of engaging in a competing business purpose.

(c)

During the Non-Compete Period, I will not induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company, with which I have had direct contact within the twelve months preceding my termination date, to cease doing business with the Company.

(d)

Other than on behalf of the Company, during the Non-Compete Period, I will not solicit or accept business that is competitive of Company from any customer or prospect with which I have had contact during the twelve month period preceding my termination.

(e)

During the Non-Compete Period, I will not, directly or indirectly, without the prior written consent of Company, solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee of Company or any subsidiary of Company to terminate his or her employment with Company or any subsidiary of Company.

(f)	The Geographic Area shall mean (i) the United States and (ii) anywhere in the world outside the United States where Company or any subsidiary of Company conducts business.

14.

Separate Covenants. I understand that the covenants contained in Section 13 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in the Geographic Area. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of Section 13 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law.

15.

Injunctive Relief. A breach of any of the promises or agreements contained herein will result in irreparable and continuing damage to Company for which there will be no adequate remedy at law, and Company shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

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16.

Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when delivered personally; (b) by overnight courier, upon written verification of receipt; (c) by telecopy or facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in Company’s records or such other address as I may specify in writing. Notices to Company shall be sent to Company’s Human Resources Department or to such other address as Company may specify in writing.

17.

Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Illinois, as such laws are applied to agreements entered into and to be performed entirely within Illinois between Illinois residents. Each of the parties irrevocably consents to the exclusive personal jurisdiction of the federal and state courts located in Illinois, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seeking to enforce any order or any judgment of such federal or state courts located in Illinois, such personal jurisdiction shall be nonexclusive.

18.

Severability. If any provision of this Agreement is held by a court of law to be illegal, invalid or unenforceable, (i) that provision shall be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and (ii) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

19.

Waiver; Amendment; Modification. The waiver by Company of a term or provision of this Agreement, or of a breach of any provision of this Agreement by me, shall not be effective unless such waiver is in writing signed by Company. No waiver by Company of, or consent by Company to, a breach by me, will constitute a waiver of, consent to or excuse of any other or subsequent breach by me. This Agreement may be amended or modified only with the written consent of both me and Company. No oral waiver, amendment or modification shall be effective under any circumstances whatsoever.

20.	Entire Agreement. This Agreement represents my entire understanding with Company with respect to the subject matter of this Agreement and supersedes all previous understandings, written or oral.

I certify and acknowledge that I have carefully read all of the provisions of this Employee Innovations and Proprietary Rights Assignment and Non-Competition Agreement and that I understand and will fully and faithfully comply with such provisions.

employee or contractor:

By:

Printed Name:

Date:

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exhibit a

prior innovations

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EXHIBIT 10.3

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is entered into on July 15, 2020 and is effective as of July 15, 2020 (the “Effective Date”), by and between InnerWorkings, Inc., a Delaware corporation (the “Company”), and Ronald C. Provenzano (“Executive”). This Agreement amends and restates in its entirety the Prior Agreement (as defined below) effective as of the Effective Date.

WITNESSETH:

WHEREAS, the Company and Executive entered into an Employment Agreement on October 16, 2018, (the “Prior Agreement”); and

WHEREAS, the Company desires to continue to employ Executive in the role of Executive Vice President, Head of Operations pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, Executive is willing and able to render such services to the Company and desires to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals incorporated herein and the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:

1.    Employment; Position and Duties. From and after the Effective Date, Executive shall continue to be employed by the Company as the Executive Vice President, Head of Operations of the Company. Executive will report directly to the Chief Executive Officer of the Company. In this capacity, Executive agrees to devote his full time, energy and skill to the faithful performance of his duties herein, and shall perform the duties and carry out the responsibilities assigned to him to the best of his ability and in a diligent, businesslike and efficient manner. Executive’s duties shall include cost and operations improvement and all those duties customarily performed by a similarly situated member of senior management at a company similar to the Company, as well as those additional duties that may be reasonably assigned by the Chief Executive Officer or the Company’s Board of Directors (the “Board”). Executive shall comply with any policies and procedures established for Company employees, including, without limitation, those policies and procedures contained in the Company’s employee handbook.

2.    Term of Employment. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until and shall expire on the first anniversary of the Effective Date, as may be extended in accordance with this Section 2 and unless terminated earlier by either party, in accordance with the terms of this Agreement. The Term shall be extended automatically without further action by either party by one (1) additional year (added to the end of the Term), and then on each succeeding annual anniversary thereafter, unless either party shall have given written notice to the other party prior to the date that is ninety (90) calendar days prior to the date which such extension would otherwise have become effective electing not to further extend the Term, in which case Executive’s employment shall terminate on the date upon which the extension would otherwise have become effective, unless earlier terminated in accordance with this Agreement. This Agreement may be terminated by Executive or by the Company’s Chief

Executive Officer or the Board, with or without Cause (as defined below). Upon the termination of Executive’s employment with the Company for any reason, neither party shall have any further obligation or liability under this Agreement to the other party, except as set forth in Sections 4, 5, 6, 7, 8, 9, 15, 16, and 17 of this Agreement. Non-renewal of the Term by the Company shall be treated for all purposes under this Agreement as a termination of Executive’s employment without Cause.

3.    Compensation. Executive shall be compensated by the Company for his services as follows:

(a)    Base Salary. During the Term, Executive shall be paid a base salary (“Base Salary”) of $36,250 per month (or $435,000 on an annualized basis), subject to applicable withholdings, in accordance with the Company’s normal payroll procedures. Executive’s Base Salary shall be reviewed on an annual basis for possible increase (but not decrease) based on the Company’s operating results and financial condition, salaries paid to other Company executives, and general marketplace and other applicable considerations. Such increased Base Salary, if any, shall then constitute Executive’s “Base Salary” for purposes of this Agreement.

(b)    Benefits. During the Term, Executive shall have the right, on the same basis as other members of senior management of the Company, to participate in and to receive benefits under any of the Company’s employee benefit plans, insurance programs and/or indemnification agreements, as may be in effect from time to time, subject to any applicable waiting periods and other restrictions. In addition, Executive shall be entitled to the benefits afforded to other members of the senior executive team under the Company’s insurance, vacation, holiday and business expense reimbursement policies. In addition, Executive shall receive a $1,000/month auto allowance (all such benefits, the “Benefits”).

(c)    Bonuses. In addition to the Base Salary, Executive shall be eligible to receive an annual cash bonus at a target of not less than seventy percent (70%) of his Base Salary (the “Performance Bonus”). The Company will set Executive’s performance goals and bonus criteria with respect to the Performance Bonus at the beginning of each year. The Company will pay Executive’s Performance Bonus each year at the same time as annual performance bonus payments for such year (if any) are made to other participants with respect to such fiscal year, and in any event, within the two and one half (2 1⁄2) months following the end of the applicable fiscal year in which the Performance Bonus is earned. The Performance Bonus is intended to qualify for the short-term deferral exception to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(d)    Long-Term Incentive Awards. During the Term, Executive shall be eligible to receive, on substantially the same basis as the long-term incentive awards granted to other senior executives of the Company, annual long-term incentive awards under and pursuant to the InnerWorkings, Inc. 2020 Omnibus Incentive Plan, or any successor plan thereto (the “Stock Incentive Plan”), with a targeted grant date value of one-hundred and twenty-five percent (125%) of his Base Salary, subject to adjustment by the Compensation Committee of the Board in its sole discretion.

(e)    Incentive Compensation Recoupment. Any incentive compensation payable pursuant to this Agreement shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be adopted and/or amended from time to time.

4.    Benefits Upon Termination.

(a)    Termination for Cause or Termination for Other than Good Reason. In the event of the termination of Executive’s employment by the Company for Cause (as defined below), the termination of Executive’s employment by reason of his death or Disability (as defined in the Stock Incentive Plan), or the termination of Executive’s employment by Executive for any reason other than Good Reason (as defined below), Executive shall be entitled to no further compensation or benefits from the Company following the date of termination, except the Accrued Obligations (as defined below), which Accrued Obligations shall be paid to Executive within thirty (30) calendar days following the date of termination.

For purposes of this Agreement, Executive’s “Accrued Obligations” include, to the extent not theretofore paid: (i) Executive’s Base Salary earned through the date of termination; (ii) Executive’s Benefits, vested or earned through the date of termination; (iii) Executive’s Performance Bonus for the fiscal year immediately preceding the fiscal year in which the date of termination occurs if such award has been earned but has not been paid as of the date of termination; (iv) Executive’s vested restricted stock, stock options or other long-term or equity-based incentive compensation; and (v) Executive’s business expenses that have not been reimbursed by the Company as of the date of termination that were incurred by Executive prior to the date of termination in accordance with the applicable Company policy.

For purposes of this Agreement, a termination for “Cause” occurs if Executive’s employment is terminated by the Company for any of the following reasons: (A) theft, dishonesty, or falsification of any employment or Company records by Executive; (B) the determination by the Board that Executive has committed an act or acts constituting a felony or any act involving moral turpitude; (C) the determination by the Board that Executive has engaged in willful misconduct or gross negligence that has had a material adverse effect on the Company’s reputation or business; or (D) the continuing material breach by Executive of any provision of this Agreement after receipt of written notice of such breach from the Board and a reasonable opportunity to cure such breach.

For purposes of this Agreement, a termination by Executive shall be for “Good Reason” if Executive terminates his employment for any of the following reasons: (1) the Company materially reduces Executive’s duties or authority below, or assigns Executive duties that are materially inconsistent with, the duties and authority contemplated by Section 1 of this Agreement; (2) the Company requires Executive to relocate his office more than one hundred (100) miles from the current office of the Company without his consent; or (3) the Company has breached any provision of this Agreement, including but not limited to, the provisions relating to the payment or providing of compensation and benefits in accordance with Section 3 above; provided, however, that such termination of employment shall not be considered for “Good Reason” unless (i) Executive provides written notice containing the details of such reasons to the Company within ninety (90)

days after its initial occurrence, (ii) the Company fails to cure such reasons within thirty (30) days after its receipt of such notice (the “Cure Period”) and (iii) Executive resigns his employment with the Company within two (2) years after the initial occurrence of the reason.

(b)    Termination Without Cause or Termination for Good Reason. Each of the Company and Executive is free to terminate this Agreement, and Executive’s employment with the Company, at any time, for any reason, in its or Executive’s absolute sole discretion. Except as otherwise provided in Section 4(c) of this Agreement, if Executive’s employment is terminated by the Company for any reason other than (1) for Cause or (2) by reason of his death or Disability, or if Executive’s employment is terminated by Executive for Good Reason, Executive shall be entitled to:

(i)    receive an amount equal to the sum of Executive’s annual rate of Base Salary as in effect on the date of termination and Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, less applicable withholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination (or, with respect to the portion thereof, if any, that the Company reasonably determines would be subject to Section 409A of the Code under the terms of the Prior Agreement, payable at the time and in the form set forth in the Prior Agreement);

(ii)    immediate vesting of all outstanding equity-based awards that would otherwise have vested based solely on the passage of time if Executive’s employment had continued for a period of twelve (12) months following the termination thereof;

(iii)    with respect to equity-based awards that would otherwise have vested based on performance, Executive shall vest in the portion of such award (which shall not exceed 100% of such award) to which Executive would have been entitled had Executive remained employed until the last day of the applicable performance period, multiplied by a fraction, the numerator of which shall be the number of full calendar months elapsed during the performance period through the date Executive’s employment terminated, plus twelve (12) additional months, and the denominator of which shall be the total number of months in the applicable performance period, which awards shall vest and be paid, if and to the extent that the applicable performance conditions are met, at the same time and in the same manner as though Executive had remained employed by the Company;

(iv)    receive, in lieu of any annual Performance Bonus for the year in which such termination occurs, an amount equal to (A) Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, multiplied by (B) a fraction, the numerator of which is the number of days Executive was employed in the year in which such termination occurs and the denominator of which is the total number of days in the year in which such termination occurs, less applicable withholdings, with such amount payable in a single lump sum within thirty (30) days following the date of termination;

(v)    if Executive timely elects to receive continued coverage under the Company’s group health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company will continue to pay the employer portion of applicable premium payments for Executive’s and his eligible dependents’ continued COBRA coverage under such plan (as in effect or amended from time to time) (the “COBRA Subsidy”) until the earlier of: (I) twelve (12) months following the effective date of Executive’s termination of employment, or (II) the date upon which Executive obtains or becomes eligible for other health care coverage from a new employer or otherwise (such period referred to as the “COBRA Subsidy Period”). Executive shall promptly inform the Company in writing when he obtains or becomes eligible for any such other health care coverage. Executive shall be responsible for paying a share of such COBRA premiums during the COBRA Subsidy Period at active employee rates as in effect from time to time, and shall be responsible for the full unsubsidized costs of such COBRA coverage thereafter. Executive will be deemed to receive income attributable to the COBRA Subsidy and shall be responsible for any and all applicable tax liability arising from such benefit; and

(vi)    the Accrued Obligations.

(c)    Qualifying Termination. Upon the occurrence of a Qualifying Termination (as defined below), Executive shall, in addition to the benefits set forth in Section 4(b), be entitled to receive immediate vesting of all outstanding equity-based awards (including immediate vesting at the target level of performance for equity-based awards that would otherwise vest based on performance).

(i)    For purposes of this Agreement, a “Qualifying Termination” means a termination of Executive’s employment within ninety (90) calendar days prior to or twenty-four (24) months following the consummation of a Change in Control (as defined in the Stock Incentive Plan) as a result of Executive’s (A) resignation for Good Reason or (B) termination by the Company without Cause. For the avoidance of doubt, Executive shall be determined to have experienced a material reduction of his duties or authority giving rise to grounds for resignation for Good Reason if all of the following occur: (x) a Change in Control is consummated, (y) within the twenty-four (24) months following the consummation of a Change in Control, Executive is no longer the Executive Vice President, Head of Operations of (or serving in a substantially equivalent executive officer role at) the top-most parent company resulting from the Change in Control, and (z) Executive’s position as Executive Vice President, Head of Operations was not terminated by Executive other than for Good Reason or by the Company for Cause.

(ii)    Notwithstanding the foregoing and notwithstanding any less favorable or contrary treatment in an award agreement or other grant documentation with respect to equity-based awards, the vesting of all equity-based awards that are not assumed by a successor company or exchanged for a replacement award on no less favorable economic terms will be fully accelerated as of the effective date of the Change in Control (including immediate vesting at the target level of performance for equity-based awards that would otherwise vest based on performance), and such equity-based awards shall be paid to Executive within thirty (30) calendar days after the effective date of the Change in Control.

(d)    Supplemental Change in Control Severance Benefit. If Executive’s employment is terminated by the Company within twelve (12) months following the consummation of a Change in Control (as defined in the Stock Incentive Plan) for any reason other than (1) for Cause or (2) by reason of his death or Disability, Executive shall be entitled to receive, in addition to the benefits set forth in Section 4(b) and Section 4(c), an amount equal to $75,000, less applicable withholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination.

(e)    Release. Notwithstanding anything to the contrary herein, no payments shall be paid (or benefits shall become due to Executive) under Sections 4(b)(i), (ii), (iii), (iv), (v), 4(c), or 4(d) unless and until Executive executes and delivers a general release and waiver of claims against the Company (the “Release”) (and any revocation period expires) by the Release Deadline, acknowledging Executive’s obligations under Sections 5 and 6 below, and in a form prescribed by the Company; provided, that such Release shall not require Executive to release any rights to Accrued Obligations, rights under the Indemnification Provisions (as defined below), or under this Agreement, and the execution of such Release shall be a condition to Executive’s rights under Sections 4(b)(i), (ii), (iii), (iv), (v), 4(c) or 4(d). The “Release Deadline” means the date that is sixty (60) calendar days after Executive’s separation from service. Payment of any amount that is not exempt from Section 409A of the Code and that is conditioned upon the execution of the Release shall be delayed until the Release Deadline, irrespective of when Executive executes the Release; provided, however, that where Executive’s separation from service and the Release Deadline occur within the same calendar year, the payment may be made up to thirty (30) calendar days prior to the Release Deadline, and provided further that where Executive’s separation from service and the Release Deadline occur in two separate calendar years, payment may not be made before the later of January 1 of the second year or the date that is thirty (30) calendar days prior to the Release Deadline. In addition, if Section 409A of the Code requires that a payment hereunder may not commence for a period of six (6) months following termination of employment, then such payments shall be withheld by the Company and paid as soon as permissible, along with such other monthly payments then due and payable.

(f)    Recoupment. Notwithstanding anything to the contrary herein, the Company may, in its sole and absolute discretion, in the event of Executive’s breach of Executive’s obligations under Section 6(a), regardless of whether such event happened prior to or following the date of termination: (i) terminate the right of Executive to receive the amount due to Executive under Section 4(b)(i), Section 4(b)(iv) or Section 4(d), to the extent such amount has not been paid; and (ii) seek the recoupment of any amounts paid to Executive under Section 4(b)(i), Section 4(b)(iv) or Section 4(d), including through exercise rights of set-off, forfeiture or cancellation, to the full extent permitted by law and Section 409A of the Code, with respect to any other awards, benefits or payments otherwise due Executive from the Company, to the extent the Company in its sole discretion deems appropriate after considering the relevant facts and circumstances. Any termination and/or recoupment of Executive’s payments and benefits under this Section 4(f) shall be in addition and without prejudice to any other remedies that the Company might elect to assert.

5.    Employee Inventions and Proprietary Rights Assignment Agreement. Executive agrees to abide by the terms and conditions of the Company’s standard Employee Inventions and Proprietary Rights Assignment Agreement as executed by Executive and attached hereto as Exhibit A.

6.    Restrictive Covenants.

(a)    Covenants Not to Compete or Solicit. During Executive’s employment and for a period of two (2) years following the termination of Executive’s employment for any reason, Executive shall not, anywhere in the Geographic Area (as defined below), other than on behalf of the Company or with the prior written consent of the Company, directly or indirectly:

(i)    perform “services” (as defined below) for (in any capacity, including, without limitation, as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933, as amended, or Section 12 of the Securities Exchange Act of 1934, as amended), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose” (as defined below);

(ii)    induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any customer, potential customer, supplier, licensee, licensor or business relation of the Company or solicit the business of any customer or potential customer of the Company, whether or not Executive had personal contact with such entity; and

(iii)    solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee or independent contractor of the Company or any subsidiary of the Company to terminate his or her employment or relationship with the Company or any subsidiary of the Company, other than in the discharge of his duties as an officer of the Company.

For purposes of this Agreement, (A) “Geographic Area” shall mean the United States of America, (B) “services” shall mean services of the type conducted, authorized, offered, or provided by Executive on behalf of the Company during the two (2) years prior to the termination of Executive’s employment with the Company, and (C) “competing business purpose” shall mean the sale or provision of any marketing or printed materials, items, or other products or services that are competitive with in any manner the products or services sold or offered by the Company during the Term.

(b)    Confidentiality. Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliates, and their respective businesses, employees, suppliers or customers, which shall have been obtained by Executive during Executive’s employment by the Company and which shall not be or become public knowledge (“Confidential Information”). During the Term and after termination of Executive’s employment with the Company, Executive shall not, without the prior written consent of the Company or as otherwise may be required by law or legal process (provided, that Executive shall give the Company reasonable notice of such process, and the ability to contest it) or as may be necessary, in Executive’s reasonable discretion, to discharge his duties to the Company, communicate or divulge any Confidential Information to anyone other than the Company and those designated by it. Notwithstanding the above, this Agreement shall not prevent Executive from revealing evidence of criminal wrongdoing to law enforcement or prohibit Executive from divulging Confidential Information by order of court or agency of competent jurisdiction, or from making other disclosures that are protected under the provisions of law or regulation. Nothing in this Agreement prohibits Executive from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and any Inspector General, or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation. Executive does not need the prior authorization of the Company to make any such reports or disclosures, and Executive is not required to notify the Company that Executive has made such reports or disclosure.

Executive acknowledges and agrees that the Company has provided Executive with written notice below that the Defend Trade Secrets Act, 18 U.S.C. § 1833(b), provides an immunity for the disclosure of a trade secret to report suspected violations of law and/or in an anti-retaliation lawsuit, as follows:

(i)    IMMUNITY. An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

(ii)    USE OF TRADE SECRET INFORMATION IN ANTI-RETALIATION LAWSUIT. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.

(c)    Enforcement. The covenants contained in this Section 6 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in any Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding sections. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 6 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law, including, without limitation, to take into account any applicable administrative or professional rules. If

Executive breaches any of the restrictions set forth in this Section 6 and the Company commences a legal proceeding in connection therewith, the time period applicable to each such restriction shall be tolled and extended for a period of time equal to the period of time during which Executive is determined by a court of competent jurisdiction to be in non-compliance or breach (not to exceed the duration set forth in the applicable restriction) commencing on the date of such determination.

7.    Equitable Remedies. Executive acknowledges and agrees that the agreements and covenants set forth in Sections 5 and 6 are reasonable and necessary for the protection of the Company’s business interests, that irreparable injury will result to the Company if Executive breaches any of the terms of said covenants, and that in the event of Executive’s actual or threatened breach of any such covenants, the Company will have no adequate remedy at law. Executive accordingly agrees that, in the event of any actual or threatened breach by Executive of any of said covenants, the Company will be entitled to seek immediate injunctive and other equitable relief, without bond and without the necessity of showing actual monetary damages. Nothing in this Section 7 will be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any damages that it is able to prove.

8.    Dispute Resolution. In the event of any dispute or claim relating to or arising out of this Agreement (including, but not limited to, any claims of breach of contract, wrongful termination or age, sex, race or other discrimination), Executive and the Company agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in Chicago, Illinois in accordance with its National Employment Dispute Resolution rules, as those rules are currently in effect (and not as they may be modified in the future). Executive acknowledges that by accepting this arbitration provision he is waiving any right to a jury trial in the event of such dispute. Notwithstanding the foregoing, this arbitration provision shall not apply to any disputes or claims relating to or arising out of (i) the misuse or misappropriation of trade secrets or proprietary information or (ii) the breach of any non-competition, non-solicitation or confidentiality covenants.

9.    Governing Law. This Agreement has been executed in the State of Illinois, and Executive and the Company agree that this Agreement shall be interpreted in accordance with and governed by the laws of the State of Illinois, without regard to its conflicts of laws principles.

10.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that such successor or assignee is the successor to substantially all of the assets of the Company, or a majority of its then outstanding shares of common stock, and that such successor or assignee assumes the liabilities, obligations and duties of the Company under this Agreement, either contractually or as a matter of law. In view of the personal nature of the services to be performed under this Agreement by Executive, he shall not have the right to assign or transfer any of his rights, obligations or benefits under this Agreement, except as otherwise noted herein.

11.    Entire Agreement. This Agreement, including its attached Exhibit A, constitutes the entire employment agreement between Executive and the Company regarding the terms and conditions of his employment. This Agreement supersedes all prior negotiations, representations or agreements between Executive and the Company, whether written or oral, concerning Executive’s employment, including, without limitation, the Prior Agreement.

12.    No Conflict. Executive represents and warrants to the Company that neither his entry into this Agreement nor his performance of his obligations hereunder will conflict with or result in a breach of the terms, conditions or provisions of any other agreement or obligation to which Executive is a party or by which Executive is bound, including without limitation, any noncompetition or confidentiality agreement previously entered into by Executive.

13.    Validity. Except as otherwise provided in Section 6, above, if any one or more of the provisions (or any part thereof) of this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

14.    Modification. This Agreement may not be modified or amended except by a written agreement signed by Executive and the Company.

15.    Code Section 409A. This Agreement is intended to comply with Section 409A of the Code, and the interpretative guidance thereunder, including the exceptions for short-term deferrals, separation pay arrangements, reimbursements, and in kind distributions, and shall be administered accordingly. Executive hereby agrees that the Company may, without further consent from Executive, make the minimum changes to this Agreement as may be necessary or appropriate to avoid the imposition of additional taxes or penalties on Executive pursuant to Section 409A of the Code. The Company cannot guarantee that the payments and benefits that may be paid or provided pursuant to this Agreement will satisfy all applicable provisions of Section 409A of the Code. In the case of any reimbursement payment that is required to be made promptly under this Agreement, such payment will be made in all instances no later than December 31 of the calendar year following the calendar year in which the obligation to make such reimbursement arises. For purposes of Section 409A of the Code, Executive’s right to receive installment payments pursuant to this Agreement will be treated as a right to receive a series of separate and distinct payments. To the extent that reimbursements or other in-kind benefits under this letter constitute nonqualified deferred compensation, (x) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by Executive, (y) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (z) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year. Notwithstanding the foregoing, if any payments or benefits under this Agreement become subject to Section 409A of the Code, then for the purpose of complying therewith, to the extent such payments or benefits do not satisfy the separation pay exemption described in Treasury Regulation § 1.409A-1(b)(9)(iii) or any other exemption available under Section 409A of the Code (the “Non-Exempt Payments”), if Executive is a specified employee as described in Treasury Regulation § 1.409A-1(i) on the date of termination, any amount of such Non-Exempt Payments that would be paid prior to the six (6) month anniversary of the date of termination shall instead be accumulated and paid to Executive in a lump sum payment within five (5) business days after such six (6) month anniversary. A termination of employment shall be deemed to occur only if it is a “separation from service” as such term is defined under Section 409A of the Code, and references to “termination,” “termination of employment,” or like terms shall mean a “separation from service.”

16.    Adjustments Due to Excise Tax.

(a)    If it is determined that any amount or benefit to be paid or payable to Executive under this Agreement or otherwise in conjunction with his employment (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in conjunction with his employment) would give rise to liability of Executive for the excise tax imposed by Section 4999 of the Code, as amended from time to time, or any successor provision (the “Excise Tax”), then the amount or benefits payable to Executive (the total value of such amounts or benefits, the “Payments”) shall be reduced by the Company to the extent necessary so that no portion of the Payments to Executive is subject to the Excise Tax. Such reduction shall only be made if the net amount of the Payments, as so reduced (and after deduction of applicable federal, state, and local income and payroll taxes on such reduced Payments other than the Excise Tax (collectively, the “Deductions”) is greater than the excess of (1) the net amount of the Payments, without reduction (but after making the Deductions) over (2) the amount of Excise Tax to which Executive would be subject in respect of such Payments. In the event Payments are required to be reduced pursuant to this Section 16(a), Executive shall designate the order in which such amounts or benefits shall be reduced in a manner consistent with Section 409A of the Code.

(b)    The independent public accounting firm serving as the Company’s auditing firm, or such other accounting firm, law firm or professional consulting services provider of national reputation and experience reasonably acceptable to the Company and Executive (the “Accountants”) shall make in writing in good faith all calculations and determinations under this Section 16, including the assumptions to be used in arriving at any calculations. For purposes of making the calculations and determinations under this Section 16, the Accountants and each other party may make reasonable assumptions and approximations concerning the application of Section 280G and Section 4999 of the Code. The Company and Executive shall furnish to the Accountants and each other such information and documents as the Accountants and each other may reasonably request to make the calculations and determinations under this Section 16. The Company shall bear all costs the Accountants incur in connection with any calculations contemplated hereby.

17.    Indemnification. To the fullest extent permitted by the indemnification provisions of the laws of the state or jurisdiction of the Company, as applicable, in effect from time to time, and subject to the conditions thereof, the Company shall:

(a)    indemnify Executive against all liabilities and reasonable expenses that Executive may incur in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal or administrative, or investigative and whether formal or informal, because Executive is or was an officer or director of or service provider to the Company or any of its affiliates provided, however, that Executive shall have acted in good faith and in a manner that Executive reasonably believed to be in the best interests of the Company; and

(b)    pay for or reimburse the reasonable expenses upon submission of appropriate documentation incurred by Executive in the defense of any proceeding to which

Executive is a party because Executive is or was an officer or director of or service provider to the Company or any of its affiliates, including an advancement of such expenses to the extent permitted by applicable law, subject to Executive’s execution of any legally required repayment undertaking.

The preceding indemnification right shall be in addition to, and not in lieu of, any rights to indemnification to which Executive may be entitled pursuant to the documents under which the Company is organized as in effect from time to time and shall not apply with respect to any action or failure to act by Executive which constitutes willful misconduct or bad faith on the part of Executive. The indemnification rights of Executive in this Section 17 are referred to below as the “Indemnification Provisions.” The rights of Executive under the Indemnification Provisions shall survive the cessation of Executive’s employment with the Company. The Company shall also maintain a directors’ and officers’ liability insurance policy, or an equivalent errors and omissions liability insurance policy, covering Executive with reasonable scope, exclusions, amounts and deductibles based on Executive’s positions with the Company.

Notwithstanding the foregoing, the Company shall have no obligation to indemnify, defend or hold harmless Executive from and against any liabilities and expenses, or to pay for, or reimburse Executive for, any expenses arising from or relating to (i) Executive’s gross negligence or intentional or willful misconduct, or (ii) actions or claims which are initiated by Executive unless such action was approved in advance by the Board.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the 15th day of July, 2020.

INNERWORKINGS, INC.

By:	/s/ Richard S. Stoddart
Name: Richard S. Stoddart
Its: Chief Executive Officer and President

EXECUTIVE

/s/ Ronald C. Provenzano
Ronald C. Provenzano

EXHIBIT A

Employee Inventions and Proprietary Rights Assignment Agreement

employee innovations + proprietary rights

assignment and non-competition agreement

This Agreement is intended to formalize in writing certain understandings and procedures which have been in effect since the time I was initially employed by and/or doing work for InnerWorkings, Inc., (“Company”). In return for my new or continued employment and/or payment for services rendered by Company and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I acknowledge and agree that:

1.

Duties; At-Will Employment; No Conflict. I will perform for Company such duties as may be designated by Company from time to time. I agree that my employment and/or independent contractor relationship with Company is for no specified term, and may be terminated by Company at any time, with or without cause, and with or without notice, unless otherwise agreed in writing or provided for by law. Similarly, I may terminate my employment with Company at any time, with or without cause, and with or without notice. During my period of employment by Company, I will devote my best efforts to the interests of Company and will not engage in other employment or in any activities determined by Company to be detrimental to the best interests of Company without the prior written consent of Company.

2.

Prior Work. All previous work done by me for Company relating in any way to the conception, reduction to practice, creation, derivation, design, development, manufacture, sale or support of products or services for Company is the property of Company, and I hereby assign to Company all of my right, title and interest in and to such previous work.

3.	Proprietary Information. My employment and/or independent contractor status creates a relationship of confidence and trust between Company and me with respect to any information:

(a)	Applicable to the business of Company; or

(b)

Applicable to the business of any client or customer of Company, which may be made known to me by Company or by any client or customer of Company, or learned by me in such context during the period of my employment.

All such information has commercial value in the business in which Company is engaged and is hereinafter called “Proprietary Information.” By way of illustration, but not limitation, Proprietary Information includes any and all technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Company, and includes, without limitation, respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and information. “Proprietary Information” also includes proprietary or confidential information of any third party who may disclose such information to Company or to me in the course of Company’s business.

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4.

Ownership and Nondisclosure of Proprietary Information. All Proprietary Information is the sole property of Company, Company’s assigns, and Company’s customers, and Company, Company’s assigns and Company’s customers shall be the sole and exclusive owner of all patents, copyrights, mask works, trade secrets and other rights in the Proprietary Information. I hereby do and will assign to Company all rights, title and interest I may have or acquire in the Proprietary Information. At all times, both during my employment by Company and after termination of such employment, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary Information or anything directly relating to Proprietary Information without the written consent of Company, except as may be necessary in the ordinary course of performing my duties as an employee of Company.

5.

Ownership and Return of Materials. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs, lists, and all other tangible media of expression) furnished to me by Company shall remain the property of Company. Upon termination of my employment and/or independent contractor status, or at any time on the request of Company before termination, I will promptly (but no later than five (5) days after the earlier of said termination or Company’s request): (1) destroy or deliver to Company, at Company’s option, (a) all materials furnished to me by Company, and (b) all tangible media of expression which are in my possession and which incorporate any Proprietary Information or otherwise relate to Company’s business; and (2) deliver to Company written certification of my compliance with my obligations under this sentence.

6.

Innovations. As used in this Agreement, the term “Innovations” means all processes, machines, manufactures, compositions of matter, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), moral rights, mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas (whether or not protectable under trade secret laws), and all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other laws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, and designs. “Innovations” includes “Inventions,” which is defined to mean any inventions protected under patent laws. The innovations as used in this Agreement only fall under this contract if the innovation is related to any goods or services of in-sourced and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company.

7.

Disclosure of Prior Innovations. I have identified on Exhibit A attached hereto all Innovations, applicable to the business of Company or relating in any way to Company’s business or demonstrably anticipated research and development or business, which were conceived, reduced to practice, created, derived, developed, or made by me prior to my employment with Company (collectively, the “Prior Innovations”), and I represent that such list is complete. I represent that I have no rights in any such Innovations other than those Prior Innovations specified in Exhibit A. If there is no such list on Exhibit A, I represent that I have neither conceived, reduced to practice, created, derived, developed nor made any such Prior Innovations at the time of signing this Agreement.

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8.

Assignment of Innovations; License of Prior Innovations. I hereby agree promptly to disclose and describe to Company, and I hereby do and will assign to Company or Company’s designee my entire right, title, and interest in and to, (a) each of the Innovations (including Inventions), and any associated intellectual property rights, which I may solely or jointly conceive, reduce to practice, create, derive, develop or make during the period of my employment with Company, which either (i) relate, at the time of conception, reduction to practice, creation, derivation, development, or making of such Innovation, to Company’s business or actual or demonstrably anticipated research or development, or (ii) were developed on any amount of Company’s time or with the use of any of Company’s equipment, supplies, facilities or trade secret information, or (iii) resulted from any work I performed for Company, and (b) each of the Innovations which is not an Invention (as demonstrated by me by evidence meeting the clear and convincing standard of proof), and any associated intellectual property rights, which I may solely or jointly conceive, develop, reduce to practice, create, derive, develop, or make during the period of my employment with Company, which are applicable to the business of Company (collectively, the Innovations identified in clauses (a) and (b) are hereinafter the “Company Innovations”). To the extent any of the rights, title and interest in and to Company Innovations cannot be assigned by me to Company, I hereby grant to Company an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, title and interest. To the extent any of the rights, title and interest in and to Company Innovations can be neither assigned nor licensed by me to Company, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against Company or any of Company’s successors in interest to such non-assignable and non-licensable rights. I hereby grant to Company or Company’s designees a royalty free, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice all applicable patent, copyright, moral right, mask work, trade secret and other intellectual property rights relating to any Prior Innovations which I incorporate, or permit to be incorporated, in any Company Innovations. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, any Prior Innovations in any Company Innovations without Company’s prior written consent.

9.

Future Innovations. I recognize that Innovations or Proprietary Information relating to my activities while working for Company and conceived, reduced to practice, created, derived, developed, or made by me, alone or with others, within three (3) months after termination of my employment or independent contractor relationship may have been conceived, reduced to practice, created, derived, developed, or made, as applicable, in significant part while employed by or working for Company. Accordingly, I agree that such Innovations and Proprietary Information shall be presumed to have been conceived, reduced to practice, created, derived, developed, or made, as applicable, during my employment or independent contractor relationship with Company and are to be promptly assigned to Company unless and until I have established the contrary by written evidence satisfying the clear and convincing standard of proof.

10.	Cooperation in Perfecting Rights to Proprietary Information and Innovations.

(a)

I agree to perform, during and after my employment and/or independent contractor status, all acts deemed necessary or desirable by Company to permit and assist Company, at Company’s expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Proprietary Information and Innovations assigned or licensed to, or whose rights are irrevocably waived and shall not be asserted against, Company under this Agreement. Such acts

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may include, but are not limited to, execution of documents and assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other proprietary rights, and (iii) in other legal proceedings related to the Proprietary Information or Innovations.

(b)

In the event that Company is unable for any reason to secure my signature to any document required to file, prosecute, register, or memorialize the assignment of any patent, copyright, mask work or other applications or to enforce any patent, copyright, mask work, moral right, trade secret or other proprietary right under any Proprietary Information (including improvements thereof) or any Innovations (including derivative works, improvements, renewals, extensions, continuations, divisionals, continuations in part, continuing patent applications, reissues, and reexaminations thereof), I hereby irrevocably designate and appoint Company and Company’s duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me, (i) to execute, file, prosecute, register and memorialize the assignment of any such application, (ii) to execute and file any documentation required for such enforcement, and (iii) to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of patents, copyrights, mask works, moral rights, trade secrets or other rights under the Proprietary Information, or Innovations, all with the same legal force and effect as if executed by me.

11.

No Violation of Rights of Third Parties. My performance of all the terms of this Agreement and as an employee or independent contractor of Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me prior to my employment or independent contractor relationship with Company, and I will not disclose to Company, or induce Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I am not a party to any other agreement which will interfere with my full compliance with this Agreement. I agree not to enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement.

12.

Survival. This Agreement (a) shall survive my employment or independent contract with Company; (b) does not in any way restrict my right or the right of Company to terminate my employment or independent contractor relationship at any time, for any reason or for no reason; (c) inures to the benefit of successors and assigns of Company; and (d) is binding upon my heirs and legal representatives.

13.	Covenant Not to Compete or Solicit.

(a)

I will not during the Non-Compete Period (as defined below), other than on behalf of Company, directly or indirectly, without the prior written consent of Company, engage anywhere in the Geographic Area (as defined below) in (whether as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), or have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose.” The term “competing business purpose” shall mean any goods or services of in-sourced

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and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company. The Non-Compete Period shall begin on the date of this Agreement (the “Effective Date”) and shall end twelve (12) months after the termination of my employment or independent contractor relationship.

(b)

I will not during the Non-Compete Period, without the prior written consent of Company, directly or indirectly (i) induce or attempt to induce any customer, supplier, licensee, or business relation of Company to cease doing business with Company, or in any way interfere with the relationship between Company and any customer, supplier, licensee, or business relation of Company or (ii) solicit the business of any customer of Company, whether or not I have or had personal contact with such entity, for the purpose of engaging in a competing business purpose.

(c)

During the Non-Compete Period, I will not induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company, with which I have had direct contact within the twelve months preceding my termination date, to cease doing business with the Company.

(d)

Other than on behalf of the Company, during the Non-Compete Period, I will not solicit or accept business that is competitive of Company from any customer or prospect with which I have had contact during the twelve month period preceding my termination.

(e)

During the Non-Compete Period, I will not, directly or indirectly, without the prior written consent of Company, solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee of Company or any subsidiary of Company to terminate his or her employment with Company or any subsidiary of Company.

(f)	The Geographic Area shall mean (i) the United States and (ii) anywhere in the world outside the United States where Company or any subsidiary of Company conducts business.

14.

Separate Covenants. I understand that the covenants contained in Section 13 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in the Geographic Area. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of Section 13 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law.

15.

Injunctive Relief. A breach of any of the promises or agreements contained herein will result in irreparable and continuing damage to Company for which there will be no adequate remedy at law, and Company shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

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16.

Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when delivered personally; (b) by overnight courier, upon written verification of receipt; (c) by telecopy or facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in Company’s records or such other address as I may specify in writing. Notices to Company shall be sent to Company’s Human Resources Department or to such other address as Company may specify in writing.

17.

Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Illinois, as such laws are applied to agreements entered into and to be performed entirely within Illinois between Illinois residents. Each of the parties irrevocably consents to the exclusive personal jurisdiction of the federal and state courts located in Illinois, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seeking to enforce any order or any judgment of such federal or state courts located in Illinois, such personal jurisdiction shall be nonexclusive.

18.

Severability. If any provision of this Agreement is held by a court of law to be illegal, invalid or unenforceable, (i) that provision shall be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and (ii) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

19.

Waiver; Amendment; Modification. The waiver by Company of a term or provision of this Agreement, or of a breach of any provision of this Agreement by me, shall not be effective unless such waiver is in writing signed by Company. No waiver by Company of, or consent by Company to, a breach by me, will constitute a waiver of, consent to or excuse of any other or subsequent breach by me. This Agreement may be amended or modified only with the written consent of both me and Company. No oral waiver, amendment or modification shall be effective under any circumstances whatsoever.

20.	Entire Agreement. This Agreement represents my entire understanding with Company with respect to the subject matter of this Agreement and supersedes all previous understandings, written or oral.

I certify and acknowledge that I have carefully read all of the provisions of this Employee Innovations and Proprietary Rights Assignment and Non-Competition Agreement and that I understand and will fully and faithfully comply with such provisions.

employee or contractor:

By:

Printed Name:

Date:

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exhibit a

prior innovations

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EXHIBIT 10.4

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is entered into on July 15, 2020 and is effective as of July 15, 2020 (the “Effective Date”), by and between InnerWorkings, Inc., a Delaware corporation (the “Company”), and Oren B. Azar (“Executive”). This Agreement amends and restates in its entirety the Prior Agreement (as defined below) effective as of the Effective Date.

WITNESSETH:

WHEREAS, the Company and Executive entered into an Employment Agreement on October 16, 2018 (the “Prior Agreement”); and

WHEREAS, the Company desires to continue to employ Executive in the role of Executive Vice President, General Counsel and Corporate Secretary pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, Executive is willing and able to render such services to the Company and desires to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals incorporated herein and the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:

1.    Employment; Position and Duties. From and after the Effective Date, Executive shall continue to be employed by the Company as the Executive Vice President, General Counsel and Corporate Secretary of the Company. Executive will report directly to the Chief Executive Officer of the Company. In this capacity, Executive agrees to devote his full time, energy and skill to the faithful performance of his duties herein, and shall perform the duties and carry out the responsibilities assigned to him to the best of his ability and in a diligent, businesslike and efficient manner. Executive’s duties shall include all those duties customarily performed by a general counsel at a company similar to the Company, as well as those additional duties that may be reasonably assigned by the Chief Executive Officer or the Company’s Board of Directors (the “Board”). Executive shall comply with any policies and procedures established for Company employees, including, without limitation, those policies and procedures contained in the Company’s employee handbook.

2.    Term of Employment. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until and shall expire on the first anniversary of the Effective Date, as may be extended in accordance with this Section 2 and unless terminated earlier by either party, in accordance with the terms of this Agreement. The Term shall be extended automatically without further action by either party by one (1) additional year (added to the end of the Term), and then on each succeeding annual anniversary thereafter, unless either party shall have given written notice to the other party prior to the date that is ninety (90) calendar days prior to the date which such extension would otherwise have become effective electing not to further extend the Term, in which case Executive’s employment shall terminate on the date upon which the extension would otherwise have become effective, unless earlier terminated in accordance with this Agreement. This Agreement may be terminated by Executive or by the Chief Executive

Officer or the Board, with or without Cause (as defined below). Upon the termination of Executive’s employment with the Company for any reason, neither party shall have any further obligation or liability under this Agreement to the other party, except as set forth in Sections 4, 5, 6, 7, 8, 9, 15, 16 and 17 of this Agreement. Non-renewal of the Term by the Company shall be treated for all purposes under this Agreement as a termination of Executive’s employment without Cause.

3.    Compensation. Executive shall be compensated by the Company for his services as follows:

(a)    Base Salary. During the Term, Executive shall be paid a base salary (“Base Salary”) of $29,166.67 per month (or $350,000 on an annualized basis), subject to applicable withholdings, in accordance with the Company’s normal payroll procedures. Executive’s Base Salary shall be reviewed on an annual basis for possible increase (but not decrease) based on the Company’s operating results and financial condition, salaries paid to other Company executives, and general marketplace and other applicable considerations. Such increased Base Salary, if any, shall then constitute Executive’s “Base Salary” for purposes of this Agreement.

(b)    Benefits. During the Term, Executive shall have the right, on the same basis as other members of senior management of the Company, to participate in and to receive benefits under any of the Company’s employee benefit plans, insurance programs and/or indemnification agreements, as may be in effect from time to time, subject to any applicable waiting periods and other restrictions. In addition, Executive shall be entitled to the benefits afforded to other members of the senior executive team under the Company’s vacation, holiday and business expense reimbursement policies (all such benefits, the “Benefits”).

(c)    Bonuses. In addition to the Base Salary, Executive shall be eligible to receive an annual cash bonus at a target of not less than sixty percent (60%) of his Base Salary (the “Performance Bonus”). The Performance Bonus shall be a discretionary bonus, determined in the sole discretion of the Board or the Compensation Committee thereof, based upon Executive’s performance of his duties and the Company’s financial performance, as well as certain performance targets that are approved by the Compensation Committee. The Company will pay Executive’s Performance Bonus each year at the same time as annual performance bonus payments for such year (if any) are made to other participants with respect to such fiscal year, and in any event, within the two and one half (2 1⁄2) months following the end of the year in which the Performance Bonus is earned. The Performance Bonus is intended to qualify for the short-term deferral exception to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(d)    Long-Term Incentive Awards. During the Term, Executive shall be eligible to receive, on substantially the same basis as the long-term incentive awards granted to other senior executives of the Company, annual long-term incentive awards under and pursuant to the InnerWorkings, Inc. 2020 Omnibus Incentive Plan, or any successor plan thereto (the “Stock Incentive Plan”), with a targeted grant date value of eighty percent (80%) of his Base Salary, subject to adjustment by the Compensation Committee of the Board in its sole discretion.

(e)    Incentive Compensation Recoupment. Any incentive compensation payable pursuant to this Agreement shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be adopted and/or amended from time to time.

4.    Benefits Upon Termination.

(a)    Termination for Cause or Termination for Other than Good Reason. In the event of the termination of Executive’s employment by the Company for Cause (as defined below), the termination of Executive’s employment by reason of his death or Disability (as defined in the Stock Incentive Plan), or the termination of Executive’s employment by Executive for any reason other than Good Reason (as defined below), Executive shall be entitled to no further compensation or benefits from the Company following the date of termination, except the Accrued Obligations, which Accrued Obligations shall be paid to Executive within thirty (30) calendar days following the date of termination.

For purposes of this Agreement, Executive’s “Accrued Obligations” include, to the extent not theretofore paid: (i) Executive’s Base Salary earned through the date of termination; (ii) Executive’s Benefits, vested or earned through the date of termination; (iii) Executive’s Performance Bonus for the fiscal year immediately preceding the fiscal year in which the date of termination occurs if such award has been earned but has not been paid as of the date of termination; (iv) Executive’s vested restricted stock, stock options or other long-term or equity-based incentive compensation; and (v) Executive’s business expenses that have not been reimbursed by the Company as of the date of termination that were incurred by Executive prior to the date of termination in accordance with the applicable Company policy.

For purposes of this Agreement, a termination for “Cause” occurs if Executive’s employment is terminated by the Company for any of the following reasons: (A) theft, dishonesty, or falsification of any employment or Company records by Executive; (B) the determination by the Board that Executive has committed an act or acts constituting a felony or any act involving moral turpitude; (C) the determination by the Board that Executive has engaged in willful misconduct or gross negligence that has had a material adverse effect on the Company’s reputation or business; or (D) the continuing material breach by Executive of any provision of this Agreement after receipt of written notice of such breach from the Board and a reasonable opportunity to cure such breach.

For purposes of this Agreement, a termination by Executive shall be for “Good Reason” if Executive terminates his employment for any of the following reasons: (1) the Company materially reduces Executive’s duties or authority below, or assigns Executive duties that are materially inconsistent with, the duties and authority contemplated by Section 1 of this Agreement; (2) the Company requires Executive to relocate his office more than one hundred (100) miles from the current office of the Company without his consent; or (3) the Company has breached any provision of this Agreement, including but not limited to, the provisions relating to the payment or providing of compensation and Benefits in accordance with Section 3 above; provided, however, that such termination of employment shall not be considered for “Good Reason” unless (i) Executive provides written notice containing the details of such reasons to the Company within ninety (90)

days after its initial occurrence, (ii) the Company fails to cure such reasons within thirty (30) days after its receipt of such notice (the “Cure Period”) and (iii) Executive resigns his employment with the Company within two (2) years after the initial occurrence of the reason.

(b)    Termination Without Cause or Termination for Good Reason. Each of the Company and Executive is free to terminate this Agreement, and Executive’s employment with the Company, at any time, for any reason, in its or Executive’s absolute sole discretion. Except as otherwise provided in Section 4(c) of this Agreement, if Executive’s employment is terminated by the Company for any reason other than (1) for Cause or (2) by reason of his death or Disability, or if Executive’s employment is terminated by Executive for Good Reason, Executive shall be entitled to:

(i)    receive an amount equal to the sum of Executive’s annual rate of Base Salary as in effect on the date of termination and Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, less applicable withholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination (or, with respect to the portion thereof, if any, that the Company reasonably determines would be subject to Section 409A of the Code under the terms of the Prior Agreement, payable at the time and in the form set forth in the Prior Agreement);

(ii)    immediate vesting of all outstanding equity-based awards that would otherwise have vested based solely on the passage of time if Executive’s employment had continued for a period of twelve (12) months following the termination thereof;

(iii)    with respect to equity-based awards that would otherwise have vested based on performance, Executive shall vest in the portion of such award (which shall not exceed 100% of such award) to which Executive would have been entitled had Executive remained employed until the last day of the applicable performance period, multiplied by a fraction, the numerator of which shall be the number of full calendar months elapsed during the performance period through the date Executive’s employment terminated, plus twelve (12) additional months, and the denominator of which shall be the total number of months in the applicable performance period, which awards shall vest and be paid, if and to the extent that the applicable performance conditions are met, at the same time and in the same manner as though Executive had remained employed by the Company;

(iv)    receive, in lieu of any annual Performance Bonus for the year in which such termination occurs, an amount equal to (A) Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, multiplied by (B) a fraction, the numerator of which is the number of days Executive was employed in the year in which such termination occurs and the denominator of which is the total number of days in the year in which such termination occurs, less applicable withholdings, with such amount payable in a single lump sum within thirty (30) days following the date of termination;

(v)    if Executive timely elects to receive continued coverage under the Company’s group health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company will continue to pay the employer portion of applicable premium payments for Executive’s and his eligible dependents’ continued COBRA coverage under such plan (as in effect or amended from time to time) (the “COBRA Subsidy”) until the earlier of: (I) twelve (12) months following the effective date of Executive’s termination of employment, or (II) the date upon which Executive obtains or becomes eligible for other health care coverage from a new employer or otherwise (such period referred to as the “COBRA Subsidy Period”). Executive shall promptly inform the Company in writing when he obtains or becomes eligible for any such other health care coverage. Executive shall be responsible for paying a share of such COBRA premiums during the COBRA Subsidy Period at active employee rates as in effect from time to time, and shall be responsible for the full unsubsidized costs of such COBRA coverage thereafter. Executive will be deemed to receive income attributable to the COBRA Subsidy and shall be responsible for any and all applicable tax liability arising from such benefit; and

(vi)    the Accrued Obligations.

(c)    Qualifying Termination. Upon the occurrence of a Qualifying Termination (as defined below), Executive shall, in addition to the benefits set forth in Section 4(b), be entitled to receive immediate vesting of all outstanding equity-based awards (including immediate vesting at the target level of performance for equity-based awards that would otherwise vest based on performance).

(i)    For purposes of this Agreement, a “Qualifying Termination” means a termination of Executive’s employment within ninety (90) calendar days prior to or twenty-four (24) months following the consummation of a Change in Control (as defined in the Stock Incentive Plan) as a result of Executive’s (A) resignation for Good Reason or (B) termination by the Company without Cause. For the avoidance of doubt, Executive shall be determined to have experienced a material reduction of his duties or authority giving rise to grounds for resignation for Good Reason if all of the following occur: (x) a Change in Control is consummated, (y) within the twenty-four (24) months following the consummation of a Change in Control, Executive is no longer the Executive Vice President, General Counsel and Corporate Secretary of (or serving in a substantially equivalent executive officer role at) the top-most parent company resulting from the Change in Control, and (z) Executive’s position as Executive Vice President, General Counsel and Corporate Secretary was not terminated by Executive other than for Good Reason or by the Company for Cause.

(ii)    Notwithstanding the foregoing and notwithstanding any less favorable or contrary treatment in an award agreement or other grant documentation with respect to equity-based awards, the vesting of all equity-based awards that are not assumed by a successor company or exchanged for a replacement award on no less favorable economic terms will be fully accelerated as of the effective date of the Change in Control (including immediate vesting at the target level of performance for equity-based awards that would otherwise vest based on performance), and such equity-based awards shall be paid to Executive within thirty (30) calendar days after the effective date of the Change in Control.

(d)    Supplemental Change in Control Severance Benefit. If Executive’s employment is terminated by the Company within twelve (12) months following the consummation of a Change in Control (as defined in the Stock Incentive Plan) for any reason other than (1) for Cause or (2) by reason of his death or Disability, Executive shall be entitled to receive, in addition to the benefits set forth in Section 4(b) and Section 4(c), an amount equal to $150,000, less applicable withholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination.

(e)    Release. Notwithstanding anything to the contrary herein, no payments shall be paid (or benefits shall become due to Executive) under Sections 4(b)(i), (ii), (iii), (iv), (v), 4(c) or 4(d) unless and until Executive executes and delivers a general release and waiver of claims against the Company (the “Release”) (and any revocation period expires) by the Release Deadline, acknowledging Executive’s obligations under Sections 5 and 6 below, and in a form prescribed by the Company; provided, that such Release shall not require Executive to release any rights to Accrued Obligations, rights under the Indemnification Provisions (as defined below), or under this Agreement, and the execution of such Release shall be a condition to Executive’s rights under Sections 4(b)(i), (ii), (iii), (iv), (v), 4(c) or 4(d). The “Release Deadline” means the date that is sixty (60) calendar days after Executive’s separation from service. Payment of any amount that is not exempt from Section 409A of the Code and that is conditioned upon the execution of the Release shall be delayed until the Release Deadline, irrespective of when Executive executes the Release; provided, however, that where Executive’s separation from service and the Release Deadline occur within the same calendar year, the payment may be made up to thirty (30) calendar days prior to the Release Deadline, and provided further that where Executive’s separation from service and the Release Deadline occur in two separate calendar years, payment may not be made before the later of January 1 of the second year or the date that is thirty (30) calendar days prior to the Release Deadline. In addition, if Section 409A of the Code requires that a payment hereunder may not commence for a period of six (6) months following termination of employment, then such payments shall be withheld by the Company and paid as soon as permissible, along with such other monthly payments then due and payable.

(f)    Recoupment. Notwithstanding anything to the contrary herein, the Company may, in its sole and absolute discretion, in the event of Executive’s breach of Executive’s obligations under Section 6(a), regardless of whether such event happened prior to or following the date of termination: (i) terminate the right of Executive to receive the amount due to Executive under Section 4(b)(i), Section 4(b)(iv) or Section 4(d), to the extent such amount has not been paid; and (ii) seek the recoupment of any amounts paid to Executive under Section 4(b)(i), Section 4(b)(iv) or Section 4(d), including through exercise rights of set-off, forfeiture or cancellation, to the full extent permitted by law and Section 409A of the Code, with respect to any other awards, benefits or payments otherwise due Executive from the Company, to the extent the Company in its sole discretion deems appropriate after considering the relevant facts and circumstances. Any termination and/or recoupment of Executive’s payments and benefits under this Section 4(f) shall be in addition and without prejudice to any other remedies that the Company might elect to assert.

5.    Employee Inventions and Proprietary Rights Assignment Agreement. Executive agrees to abide by the terms and conditions of the Company’s standard Employee Inventions and Proprietary Rights Assignment Agreement as executed by Executive and attached hereto as Exhibit A.

6.    Restrictive Covenants.

(a)    Covenants Not to Compete or Solicit. During Executive’s employment and for a period of two (2) years following the termination of Executive’s employment for any reason, Executive shall not, anywhere in the Geographic Area (as defined below), other than on behalf of the Company or with the prior written consent of the Company, directly or indirectly:

(i)    perform “services” (as defined below) for (in any capacity, including, without limitation, as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933, as amended, or Section 12 of the Securities Exchange Act of 1934, as amended), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose” (as defined below);

(ii)    induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any customer, potential customer, supplier, licensee, licensor or business relation of the Company or solicit the business of any customer or potential customer of the Company, whether or not Executive had personal contact with such entity; and

(iii)    solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee or independent contractor of the Company or any subsidiary of the Company to terminate his or her employment or relationship with the Company or any subsidiary of the Company, other than in the discharge of his duties as an officer of the Company.

For purposes of this Agreement, (A) “Geographic Area” shall mean the United States of America, (B) “services” shall mean services of the type conducted, authorized, offered, or provided by Executive on behalf of the Company during the two (2) years prior to the termination of Executive’s employment with the Company, and (C) “competing business purpose” shall mean the sale or provision of any marketing or printed materials, items, or other products or services that are competitive with in any manner the products or services sold or offered by the Company during the Term.

(b)    Confidentiality. Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliates, and their respective businesses, employees, suppliers or customers, which shall have been obtained by Executive during Executive’s employment by the Company and which shall not be or become public knowledge (“Confidential Information”). During the Term and after termination of Executive’s employment with the Company, Executive shall not, without the prior written consent of the Company or as otherwise may be required by law or legal process (provided, that Executive shall give the Company reasonable notice of such process, and the ability to contest it) or as may be necessary, in Executive’s reasonable discretion, to discharge his duties to the Company, communicate or divulge any Confidential Information to anyone other than the Company and those designated by it. Notwithstanding the above, this Agreement shall not prevent Executive from revealing evidence of criminal wrongdoing to law enforcement or prohibit Executive from divulging Confidential Information by order of court or agency of competent jurisdiction, or from making other disclosures that are protected under the provisions of law or regulation. Nothing in this Agreement prohibits Executive from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and any Inspector General, or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation. Executive does not need the prior authorization of the Company to make any such reports or disclosures, and Executive is not required to notify the Company that Executive has made such reports or disclosure.

Executive acknowledges and agrees that the Company has provided Executive with written notice below that the Defend Trade Secrets Act, 18 U.S.C. § 1833(b), provides an immunity for the disclosure of a trade secret to report suspected violations of law and/or in an anti-retaliation lawsuit, as follows:

(i)    IMMUNITY. An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

(ii)    USE OF TRADE SECRET INFORMATION IN ANTI-RETALIATION LAWSUIT. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.

(c)    Enforcement. The covenants contained in this Section 6 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in any Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding sections. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 6 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law, including, without limitation, to take into account any applicable administrative or professional rules. If

Executive breaches any of the restrictions set forth in this Section 6 and the Company commences a legal proceeding in connection therewith, the time period applicable to each such restriction shall be tolled and extended for a period of time equal to the period of time during which Executive is determined by a court of competent jurisdiction to be in non-compliance or breach (not to exceed the duration set forth in the applicable restriction) commencing on the date of such determination.

7.    Equitable Remedies. Executive acknowledges and agrees that the agreements and covenants set forth in Sections 5 and 6 are reasonable and necessary for the protection of the Company’s business interests, that irreparable injury will result to the Company if Executive breaches any of the terms of said covenants, and that in the event of Executive’s actual or threatened breach of any such covenants, the Company will have no adequate remedy at law. Executive accordingly agrees that, in the event of any actual or threatened breach by Executive of any of said covenants, the Company will be entitled to seek immediate injunctive and other equitable relief, without bond and without the necessity of showing actual monetary damages. Nothing in this Section 7 will be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any damages that it is able to prove.

8.    Dispute Resolution. In the event of any dispute or claim relating to or arising out of this Agreement (including, but not limited to, any claims of breach of contract, wrongful termination or age, sex, race or other discrimination), Executive and the Company agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in Chicago, Illinois in accordance with its National Employment Dispute Resolution rules, as those rules are currently in effect (and not as they may be modified in the future). Executive acknowledges that by accepting this arbitration provision he is waiving any right to a jury trial in the event of such dispute. Notwithstanding the foregoing, this arbitration provision shall not apply to any disputes or claims relating to or arising out of (i) the misuse or misappropriation of trade secrets or proprietary information or (ii) the breach of any non-competition, non-solicitation or confidentiality covenants.

9.    Governing Law. This Agreement has been executed in the State of Illinois, and Executive and the Company agree that this Agreement shall be interpreted in accordance with and governed by the laws of the State of Illinois, without regard to its conflicts of laws principles.

10.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that such successor or assignee is the successor to substantially all of the assets of the Company, or a majority of its then outstanding shares of common stock, and that such successor or assignee assumes the liabilities, obligations and duties of the Company under this Agreement, either contractually or as a matter of law. In view of the personal nature of the services to be performed under this Agreement by Executive, he shall not have the right to assign or transfer any of his rights, obligations or benefits under this Agreement, except as otherwise noted herein.

11.    Entire Agreement. This Agreement, including its attached Exhibit A, constitutes the entire employment agreement between Executive and the Company regarding the terms and conditions of his employment. This Agreement supersedes all prior negotiations, representations or agreements between Executive and the Company, whether written or oral, concerning Executive’s employment, including, without limitation, the Prior Agreement.

12.    No Conflict. Executive represents and warrants to the Company that neither his entry into this Agreement nor his performance of his obligations hereunder will conflict with or result in a breach of the terms, conditions or provisions of any other agreement or obligation to which Executive is a party or by which Executive is bound, including without limitation, any noncompetition or confidentiality agreement previously entered into by Executive.

13.    Validity. Except as otherwise provided in Section 6, above, if any one or more of the provisions (or any part thereof) of this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

14.    Modification. This Agreement may not be modified or amended except by a written agreement signed by Executive and the Company.

15.    Code Section 409A. This Agreement is intended to comply with Section 409A of the Code, and the interpretative guidance thereunder, including the exceptions for short-term deferrals, separation pay arrangements, reimbursements, and in kind distributions, and shall be administered accordingly. Executive hereby agrees that the Company may, without further consent from Executive, make the minimum changes to this Agreement as may be necessary or appropriate to avoid the imposition of additional taxes or penalties on Executive pursuant to Section 409A of the Code. The Company cannot guarantee that the payments and benefits that may be paid or provided pursuant to this Agreement will satisfy all applicable provisions of Section 409A of the Code. In the case of any reimbursement payment that is required to be made promptly under this Agreement, such payment will be made in all instances no later than December 31 of the calendar year following the calendar year in which the obligation to make such reimbursement arises. For purposes of Section 409A of the Code, Executive’s right to receive installment payments pursuant to this Agreement will be treated as a right to receive a series of separate and distinct payments. To the extent that reimbursements or other in-kind benefits under this letter constitute nonqualified deferred compensation, (x) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by Executive, (y) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (z) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year. Notwithstanding the foregoing, if any payments or benefits under this Agreement become subject to Section 409A of the Code, then for the purpose of complying therewith, to the extent such payments or benefits do not satisfy the separation pay exemption described in Treasury Regulation § 1.409A-1(b)(9)(iii) or any other exemption available under Section 409A of the Code (the “Non-Exempt Payments”), if Executive is a specified employee as described in Treasury Regulation § 1.409A-1(i) on the date of termination, any amount of such Non-Exempt Payments that would be paid prior to the six (6) month anniversary of the date of termination shall instead be accumulated and paid to Executive in a lump sum payment within five (5) business days after such six (6) month anniversary. A termination of employment shall be deemed to occur only if it is a “separation from service” as such term is defined under Section 409A of the Code, and references to “termination,” “termination of employment,” or like terms shall mean a “separation from service.”

16.    Adjustments Due to Excise Tax.

(a)    If it is determined that any amount or benefit to be paid or payable to Executive under this Agreement or otherwise in conjunction with his employment (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in conjunction with his employment) would give rise to liability of Executive for the excise tax imposed by Section 4999 of the Code, as amended from time to time, or any successor provision (the “Excise Tax”), then the amount or benefits payable to Executive (the total value of such amounts or benefits, the “Payments”) shall be reduced by the Company to the extent necessary so that no portion of the Payments to Executive is subject to the Excise Tax. Such reduction shall only be made if the net amount of the Payments, as so reduced (and after deduction of applicable federal, state, and local income and payroll taxes on such reduced Payments other than the Excise Tax (collectively, the “Deductions”) is greater than the excess of (1) the net amount of the Payments, without reduction (but after making the Deductions) over (2) the amount of Excise Tax to which Executive would be subject in respect of such Payments. In the event Payments are required to be reduced pursuant to this Section 16(a), Executive shall designate the order in which such amounts or benefits shall be reduced in a manner consistent with Section 409A of the Code.

(b)    The independent public accounting firm serving as the Company’s auditing firm, or such other accounting firm, law firm or professional consulting services provider of national reputation and experience reasonably acceptable to the Company and Executive (the “Accountants”) shall make in writing in good faith all calculations and determinations under this Section 16, including the assumptions to be used in arriving at any calculations. For purposes of making the calculations and determinations under this Section 16, the Accountants and each other party may make reasonable assumptions and approximations concerning the application of Section 280G and Section 4999 of the Code. The Company and Executive shall furnish to the Accountants and each other such information and documents as the Accountants and each other may reasonably request to make the calculations and determinations under this Section 16. The Company shall bear all costs the Accountants incur in connection with any calculations contemplated hereby.

17.    Indemnification. To the fullest extent permitted by the indemnification provisions of the laws of the state or jurisdiction of the Company, as applicable, in effect from time to time, and subject to the conditions thereof, the Company shall:

(a)    indemnify Executive against all liabilities and reasonable expenses that Executive may incur in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal or administrative, or investigative and whether formal or informal, because Executive is or was an officer or director of or service provider to the Company or any of its affiliates provided, however, that Executive shall have acted in good faith and in a manner that Executive reasonably believed to be in the best interests of the Company; and

(b)     pay for or reimburse the reasonable expenses upon submission of appropriate documentation incurred by Executive in the defense of any proceeding to which Executive is a party because Executive is or was an officer or director of or service provider to the

Company or any of its affiliates, including an advancement of such expenses to the extent permitted by applicable law, subject to Executive’s execution of any legally required repayment undertaking.

The preceding indemnification right shall be in addition to, and not in lieu of, any rights to indemnification to which Executive may be entitled pursuant to the documents under which the Company is organized as in effect from time to time and shall not apply with respect to any action or failure to act by Executive which constitutes willful misconduct or bad faith on the part of Executive. The indemnification rights of Executive in this Section 17 are referred to below as the “Indemnification Provisions.” The rights of Executive under the Indemnification Provisions shall survive the cessation of Executive’s employment with the Company. The Company shall also maintain a directors’ and officers’ liability insurance policy, or an equivalent errors and omissions liability insurance policy, covering Executive with reasonable scope, exclusions, amounts and deductibles based on Executive’s positions with the Company.

Notwithstanding the foregoing, the Company shall have no obligation to indemnify, defend or hold harmless Executive from and against any liabilities and expenses, or to pay for, or reimburse Executive for, any expenses arising from or relating to (i) Executive’s gross negligence or intentional or willful misconduct, or (ii) actions or claims which are initiated by Executive unless such action was approved in advance by the Board.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the 15th day of July, 2020.

INNERWORKINGS, INC.

By:	/s/ Richard S. Stoddart
Name:	Richard S. Stoddart
Its:	Chief Executive Officer and President

EXECUTIVE

/s/ Oren B. Azar
Oren B. Azar

EXHIBIT A

Employee Inventions and Proprietary Rights Assignment Agreement

employee innovations + proprietary rights

assignment and non-competition agreement

This Agreement is intended to formalize in writing certain understandings and procedures which have been in effect since the time I was initially employed by and/or doing work for InnerWorkings, Inc., (“Company”). In return for my new or continued employment and/or payment for services rendered by Company and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I acknowledge and agree that:

1.

Duties; At-Will Employment; No Conflict. I will perform for Company such duties as may be designated by Company from time to time. I agree that my employment and/or independent contractor relationship with Company is for no specified term, and may be terminated by Company at any time, with or without cause, and with or without notice, unless otherwise agreed in writing or provided for by law. Similarly, I may terminate my employment with Company at any time, with or without cause, and with or without notice. During my period of employment by Company, I will devote my best efforts to the interests of Company and will not engage in other employment or in any activities determined by Company to be detrimental to the best interests of Company without the prior written consent of Company.

2.

Prior Work. All previous work done by me for Company relating in any way to the conception, reduction to practice, creation, derivation, design, development, manufacture, sale or support of products or services for Company is the property of Company, and I hereby assign to Company all of my right, title and interest in and to such previous work.

3.	Proprietary Information. My employment and/or independent contractor status creates a relationship of confidence and trust between Company and me with respect to any information:

(a)	Applicable to the business of Company; or

(b)

Applicable to the business of any client or customer of Company, which may be made known to me by Company or by any client or customer of Company, or learned by me in such context during the period of my employment.

All such information has commercial value in the business in which Company is engaged and is hereinafter called “Proprietary Information.” By way of illustration, but not limitation, Proprietary Information includes any and all technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Company, and includes, without limitation, respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and information. “Proprietary Information” also includes proprietary or confidential information of any third party who may disclose such information to Company or to me in the course of Company’s business.

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4.

Ownership and Nondisclosure of Proprietary Information. All Proprietary Information is the sole property of Company, Company’s assigns, and Company’s customers, and Company, Company’s assigns and Company’s customers shall be the sole and exclusive owner of all patents, copyrights, mask works, trade secrets and other rights in the Proprietary Information. I hereby do and will assign to Company all rights, title and interest I may have or acquire in the Proprietary Information. At all times, both during my employment by Company and after termination of such employment, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary Information or anything directly relating to Proprietary Information without the written consent of Company, except as may be necessary in the ordinary course of performing my duties as an employee of Company.

5.

Ownership and Return of Materials. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs, lists, and all other tangible media of expression) furnished to me by Company shall remain the property of Company. Upon termination of my employment and/or independent contractor status, or at any time on the request of Company before termination, I will promptly (but no later than five (5) days after the earlier of said termination or Company’s request): (1) destroy or deliver to Company, at Company’s option, (a) all materials furnished to me by Company, and (b) all tangible media of expression which are in my possession and which incorporate any Proprietary Information or otherwise relate to Company’s business; and (2) deliver to Company written certification of my compliance with my obligations under this sentence.

6.

Innovations. As used in this Agreement, the term “Innovations” means all processes, machines, manufactures, compositions of matter, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), moral rights, mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas (whether or not protectable under trade secret laws), and all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other laws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, and designs. “Innovations” includes “Inventions,” which is defined to mean any inventions protected under patent laws. The innovations as used in this Agreement only fall under this contract if the innovation is related to any goods or services of in-sourced and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company.

7.

Disclosure of Prior Innovations. I have identified on Exhibit A attached hereto all Innovations, applicable to the business of Company or relating in any way to Company’s business or demonstrably anticipated research and development or business, which were conceived, reduced to practice, created, derived, developed, or made by me prior to my employment with Company (collectively, the “Prior Innovations”), and I represent that such list is complete. I represent that I have no rights in any such Innovations other than those Prior Innovations specified in Exhibit A. If there is no such list on Exhibit A, I represent that I have neither conceived, reduced to practice, created, derived, developed nor made any such Prior Innovations at the time of signing this Agreement.

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8.

Assignment of Innovations; License of Prior Innovations. I hereby agree promptly to disclose and describe to Company, and I hereby do and will assign to Company or Company’s designee my entire right, title, and interest in and to, (a) each of the Innovations (including Inventions), and any associated intellectual property rights, which I may solely or jointly conceive, reduce to practice, create, derive, develop or make during the period of my employment with Company, which either (i) relate, at the time of conception, reduction to practice, creation, derivation, development, or making of such Innovation, to Company’s business or actual or demonstrably anticipated research or development, or (ii) were developed on any amount of Company’s time or with the use of any of Company’s equipment, supplies, facilities or trade secret information, or (iii) resulted from any work I performed for Company, and (b) each of the Innovations which is not an Invention (as demonstrated by me by evidence meeting the clear and convincing standard of proof), and any associated intellectual property rights, which I may solely or jointly conceive, develop, reduce to practice, create, derive, develop, or make during the period of my employment with Company, which are applicable to the business of Company (collectively, the Innovations identified in clauses (a) and (b) are hereinafter the “Company Innovations”). To the extent any of the rights, title and interest in and to Company Innovations cannot be assigned by me to Company, I hereby grant to Company an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, title and interest. To the extent any of the rights, title and interest in and to Company Innovations can be neither assigned nor licensed by me to Company, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against Company or any of Company’s successors in interest to such non-assignable and non-licensable rights. I hereby grant to Company or Company’s designees a royalty free, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice all applicable patent, copyright, moral right, mask work, trade secret and other intellectual property rights relating to any Prior Innovations which I incorporate, or permit to be incorporated, in any Company Innovations. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, any Prior Innovations in any Company Innovations without Company’s prior written consent.

9.

Future Innovations. I recognize that Innovations or Proprietary Information relating to my activities while working for Company and conceived, reduced to practice, created, derived, developed, or made by me, alone or with others, within three (3) months after termination of my employment or independent contractor relationship may have been conceived, reduced to practice, created, derived, developed, or made, as applicable, in significant part while employed by or working for Company. Accordingly, I agree that such Innovations and Proprietary Information shall be presumed to have been conceived, reduced to practice, created, derived, developed, or made, as applicable, during my employment or independent contractor relationship with Company and are to be promptly assigned to Company unless and until I have established the contrary by written evidence satisfying the clear and convincing standard of proof.

10.	Cooperation in Perfecting Rights to Proprietary Information and Innovations.

(a)

I agree to perform, during and after my employment and/or independent contractor status, all acts deemed necessary or desirable by Company to permit and assist Company, at Company’s expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Proprietary Information and Innovations assigned or licensed to, or whose rights are irrevocably waived and shall not be asserted against, Company under this Agreement. Such acts

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may include, but are not limited to, execution of documents and assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other proprietary rights, and (iii) in other legal proceedings related to the Proprietary Information or Innovations.

(b)

In the event that Company is unable for any reason to secure my signature to any document required to file, prosecute, register, or memorialize the assignment of any patent, copyright, mask work or other applications or to enforce any patent, copyright, mask work, moral right, trade secret or other proprietary right under any Proprietary Information (including improvements thereof) or any Innovations (including derivative works, improvements, renewals, extensions, continuations, divisionals, continuations in part, continuing patent applications, reissues, and reexaminations thereof), I hereby irrevocably designate and appoint Company and Company’s duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me, (i) to execute, file, prosecute, register and memorialize the assignment of any such application, (ii) to execute and file any documentation required for such enforcement, and (iii) to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of patents, copyrights, mask works, moral rights, trade secrets or other rights under the Proprietary Information, or Innovations, all with the same legal force and effect as if executed by me.

11.

No Violation of Rights of Third Parties. My performance of all the terms of this Agreement and as an employee or independent contractor of Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me prior to my employment or independent contractor relationship with Company, and I will not disclose to Company, or induce Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I am not a party to any other agreement which will interfere with my full compliance with this Agreement. I agree not to enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement.

12.

Survival. This Agreement (a) shall survive my employment or independent contract with Company; (b) does not in any way restrict my right or the right of Company to terminate my employment or independent contractor relationship at any time, for any reason or for no reason; (c) inures to the benefit of successors and assigns of Company; and (d) is binding upon my heirs and legal representatives.

13.	Covenant Not to Compete or Solicit.

(a)

I will not during the Non-Compete Period (as defined below), other than on behalf of Company, directly or indirectly, without the prior written consent of Company, engage anywhere in the Geographic Area (as defined below) in (whether as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), or have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose.” The term “competing business purpose” shall mean any goods or services of in-sourced

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and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company. The Non-Compete Period shall begin on the date of this Agreement (the “Effective Date”) and shall end twelve (12) months after the termination of my employment or independent contractor relationship.

(b)

I will not during the Non-Compete Period, without the prior written consent of Company, directly or indirectly (i) induce or attempt to induce any customer, supplier, licensee, or business relation of Company to cease doing business with Company, or in any way interfere with the relationship between Company and any customer, supplier, licensee, or business relation of Company or (ii) solicit the business of any customer of Company, whether or not I have or had personal contact with such entity, for the purpose of engaging in a competing business purpose.

(c)

During the Non-Compete Period, I will not induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company, with which I have had direct contact within the twelve months preceding my termination date, to cease doing business with the Company.

(d)

Other than on behalf of the Company, during the Non-Compete Period, I will not solicit or accept business that is competitive of Company from any customer or prospect with which I have had contact during the twelve month period preceding my termination.

(e)

During the Non-Compete Period, I will not, directly or indirectly, without the prior written consent of Company, solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee of Company or any subsidiary of Company to terminate his or her employment with Company or any subsidiary of Company.

(f)	The Geographic Area shall mean (i) the United States and (ii) anywhere in the world outside the United States where Company or any subsidiary of Company conducts business.

14.

Separate Covenants. I understand that the covenants contained in Section 13 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in the Geographic Area. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of Section 13 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law.

15.

Injunctive Relief. A breach of any of the promises or agreements contained herein will result in irreparable and continuing damage to Company for which there will be no adequate remedy at law, and Company shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

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16.

Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when delivered personally; (b) by overnight courier, upon written verification of receipt; (c) by telecopy or facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in Company’s records or such other address as I may specify in writing. Notices to Company shall be sent to Company’s Human Resources Department or to such other address as Company may specify in writing.

17.

Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Illinois, as such laws are applied to agreements entered into and to be performed entirely within Illinois between Illinois residents. Each of the parties irrevocably consents to the exclusive personal jurisdiction of the federal and state courts located in Illinois, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seeking to enforce any order or any judgment of such federal or state courts located in Illinois, such personal jurisdiction shall be nonexclusive.

18.

Severability. If any provision of this Agreement is held by a court of law to be illegal, invalid or unenforceable, (i) that provision shall be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and (ii) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

19.

Waiver; Amendment; Modification. The waiver by Company of a term or provision of this Agreement, or of a breach of any provision of this Agreement by me, shall not be effective unless such waiver is in writing signed by Company. No waiver by Company of, or consent by Company to, a breach by me, will constitute a waiver of, consent to or excuse of any other or subsequent breach by me. This Agreement may be amended or modified only with the written consent of both me and Company. No oral waiver, amendment or modification shall be effective under any circumstances whatsoever.

20.	Entire Agreement. This Agreement represents my entire understanding with Company with respect to the subject matter of this Agreement and supersedes all previous understandings, written or oral.

I certify and acknowledge that I have carefully read all of the provisions of this Employee Innovations and Proprietary Rights Assignment and Non-Competition Agreement and that I understand and will fully and faithfully comply with such provisions.

employee or contractor:

By:

Printed Name:

Date:

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exhibit a

prior innovations

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EXHIBIT 10.5

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is entered into on July 15, 2020 and is effective as of July 15, 2020 (the “Effective Date”), by and between InnerWorkings, Inc., a Delaware corporation (the “Company”) and Renae Chorzempa (“Executive”). This Agreement amends and restates in its entirety the Prior Agreement (as defined below) effective as of the Effective Date.

WITNESSETH:

WHEREAS, the Company and Executive entered into an Employment Agreement on February 20, 2019 (the “Prior Agreement”);

WHEREAS, the Company desires to continue to employ Executive pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, Executive is willing and able to render such services to the Company and desires to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals incorporated herein and the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:

1.    Employment, Position and Duties. From and after the Effective Date, Executive shall continue to be employed by the Company as the Chief Human Resources Officer and Executive Vice President of the Company. In this capacity, Executive agrees to devote her full time, energy and skill to the faithful performance of her duties herein, and shall perform the duties and carry out the responsibilities assigned to her to the best of her ability and in a diligent, businesslike and efficient manner. Executive shall report directly to the Chief Executive Officer and Executive’s duties shall include all those duties customarily performed by a similarly situated member of senior management of a company similar to the Company, as well as those additional duties that may be reasonably assigned by the Chief Executive Officer or the Board of Directors of the Company (the “Board”). Executive shall comply with any policies and procedures established for Company employees, including, without limitation, those policies and procedures contained in the Company’s employee handbook.

2.    Term of Employment. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until and shall expire on the first anniversary of the Effective Date, as may be extended in accordance with this Section 2 and unless terminated earlier by either party, in accordance with the terms of this Agreement. The Term shall be extended automatically without further action by either party by one (1) additional year (added to the end of the Term), and then on each succeeding annual anniversary thereafter, unless either party shall have given written notice to the other party prior to the date that is ninety (90) calendar days prior to the date which such extension would otherwise have become effective electing not to further extend the Term, in which case Executive’s employment shall terminate on the date upon which the extension would otherwise have become effective, unless earlier terminated in accordance with this Agreement. This Agreement may be terminated by Executive, by the Company’s Chief Executive Officer or by the Board, with or without Cause (as defined below). Upon the termination of Executive’s employment with the Company for any reason, neither party shall have any further obligation or liability under this Agreement to the other party, except as set forth in Sections 4, 5, 6, 7, 8, 9, 15, 16 and 17 of this Agreement. Non-renewal of the Term by the Company shall be treated for all purposes under this Agreement as a termination of Executive’s employment without Cause.

3.    Compensation. Executive shall be compensated by the Company for her services as follows:

(a)    Base Salary. During the Term, Executive shall be paid a base salary (“Base Salary”) of $27,083.33 per month (or $325,000 on an annualized basis), subject to applicable withholding, in accordance with the Company’s normal payroll procedures. Executive’s Base Salary shall be reviewed on an annual basis for possible increase (but not decrease) based on the Company’s operating results and financial condition, salaries paid to other Company executives, and general marketplace and other applicable considerations. Such increased Base Salary, if any, shall then constitute Executive’s “Base Salary” for purposes of this Agreement.

(b)    Benefits. During the Term, Executive shall have the right, on the same basis as other members of senior management of the Company, to participate in and to receive benefits under any of the Company’s employee benefit plans, insurance programs and/or indemnification agreements, as may be in effect from time to time, subject to any applicable waiting periods and other restrictions. In addition, Executive shall be entitled to the benefits afforded to other members of the senior executive team under the Company’s vacation, holiday and business expense reimbursement policies, including up to twenty-five days of paid time off (all such benefits, the “Benefits”). In addition, Executive shall receive a $900/month auto allowance.

(c)    Bonuses. In addition to the Base Salary, Executive shall be eligible to receive a bonus at a target of sixty percent (60%) of her Base Salary (the “Performance Bonus”). The Performance Bonus shall be a discretionary bonus, determined in the sole discretion of the Board or the Compensation Committee thereof, based upon Executive’s performance of her duties and the Company’s financial performance, as well as certain performance targets that are approved by the Compensation Committee. The Company will pay Executive’s Performance Bonus for each year at the same time as annual performance bonus payments for such year (if any) are made to other participants with respect to such fiscal year, and in all events, within the two and one half (2 1⁄2) months following the end of the year in which the Performance Bonus becomes vested. Executive must be employed by the Company on the date the Performance Bonus is to be paid in order to earn the Performance Bonus. The Performance Bonus is intended to qualify for the short-term deferral exception to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(d)    Equity. During the term, Executive shall be eligible to receive, on substantially the same basis as long-term incentive awards granted to other senior executives of the Company, annual long-term incentive awards under and pursuant to the InnerWorkings, Inc. 2020 Omnibus Incentive Plan, or any successor plan thereto (the “Stock Incentive Plan”), with a targeted grant date value of seventy percent (70%) of Executive’s Base Salary, subject to adjustment by the Compensation Committee in its sole discretion.

4.    Benefits Upon Termination.

(a)    Termination for Cause or Termination for Other than Good Reason. In the event of the termination of Executive’s employment by the Company for Cause (as defined below), the termination of Executive’s employment by reason of her death or disability (as defined in the Stock Incentive Plan), or the termination of Executive’s employment by Executive for any reason other than Good Reason (as defined below), Executive shall be entitled to no further compensation or benefits from the Company following the date of termination, except the Accrued Obligations, which Accrued Obligations shall be paid to Executive within thirty (30) calendar days following the date of termination.

For purposes of this Agreement, Executive’s “Accrued Obligations” include, to the extent not theretofore paid: (i) Executive’s Base Salary earned through the date of termination; (ii) Executive’s Benefits, vested or earned through the date of termination; (iii) Executive’s Performance Bonus for the fiscal year immediately preceding the fiscal year in which the date of termination occurs if such award has been earned but has not been paid as of the date of termination; (iv) Executive’s vested restricted stock, stock options or other long-term or equity-based incentive compensation; and (v) Executive’s business expenses that have not been reimbursed by the Company as of the date of termination that were incurred by Executive prior to the date of termination in accordance with the applicable Company policy.

For purposes of this Agreement, a termination for “Cause” occurs if Executive’s employment is terminated by the Company for any of the following reasons: (A) theft, dishonesty or falsification of any employment or Company records by Executive; (B) the determination by the Board that Executive has committed an act or acts constituting a felony or any act involving moral turpitude; (C) the determination by the Board that Executive has engaged in willful misconduct or gross negligence that has had a material adverse effect on the Company’s reputation or business; or (D) the continuing material breach by Executive of any provision of this Agreement after receipt of written notice of such breach from the Board and a reasonable opportunity to cure such breach.

For purposes of this Agreement, a termination by Executive shall be for “Good Reason” if Executive terminates her employment for any of the following reasons: (1) the Company materially reduces Executive’s duties or authority below, or assigns Executive duties that are materially inconsistent with, the duties and authority contemplated by Section 1 of this Agreement; (2) the Company requires Executive to relocate her office more than fifty (50) miles from the current office of the Company without her consent; or (3) the Company has breached any provision of this Agreement, including, but not limited to, the provisions relating to the payment or providing of compensation and Benefits in accordance with Section 3 above; provided, however, that such termination of employment shall not be considered for “Good Reason” unless (i) Executive provides written notice containing the details of such reasons to the Company within ninety (90) days after its initial occurrence, (ii) the Company fails to cure such reasons within thirty (30) days after its receipt of such notice (the “Cure Period”) and (iii) Executive resigns from her employment with the Company within two (2) years after the initial occurrence of the reason.

(b)    Termination Without Cause or Termination for Good Reason. Each of the Company and Executive is free to terminate this Agreement, and Executive’s employment with the Company, at any time, for any reason, in its or Executive’s absolute sole discretion. Except as otherwise provided in Section 4(c) of this Agreement, if Executive’s employment is terminated by the Company for any reason other than (1) for Cause or (2) by reason of her death or disability, or if Executive’s employment is terminated by Executive for Good Reason, Executive shall be entitled to:

(i)    receive an amount equal to the sum of Executive’s annual rate of Base Salary as in effect on the date of termination and Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, less applicable withholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination (or, with respect to the portion thereof, if any, that the Company reasonably determines would be subject to Section 409A of the Code under the terms of the Prior Agreement, payable at the time and in the form set forth in the Prior Agreement);

(ii)    full immediate vesting of the Initial Equity Grant (as such term was defined in the Prior Agreement);

(iii)    immediate vesting of all outstanding equity-based awards which would otherwise have vested based solely on the passage of time if Executive’s employment had continued for a period of twelve (12) months following the termination;

(iv)    with respect to equity-based awards that would otherwise have vested based on performance, Executive shall vest in the portion of such award (which shall not exceed 100% of such award) Executive would have been entitled to had Executive remained employed until the last day of the applicable performance period multiplied by a fraction, the numerator of which shall be the number of full calendar months elapsed during the performance period through the date Executive’s employment terminated plus twelve (12) additional months and the denominator of which shall be the total number of months in the applicable performance period, which awards shall vest and be paid, if and to the extent that the applicable performance conditions are met, at the same time and in the same manner as though Executive had remained employed by the Company;

(v)    receive, in lieu of any annual Performance Bonus for the year in which such termination occurs, an amount equal to (A) Executive’s target annual Performance Bonus for the fiscal year in which the date of termination occurs, multiplied by (B) a fraction, the numerator of which is the number of days Executive was employed in the year in which such termination occurs and the denominator of which is the total number of days in the year in which such termination occurs, less applicable withholdings, with such amount payable in a single lump sum within thirty (30) days following the date of termination;

(vi)    if Executive timely elects to receive continued coverage under the Company’s group health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company will continue to pay the employer portion of applicable premium payments for Executive’s and his eligible dependents’ continued COBRA coverage under such plan (as in effect or amended from time to time) (the “COBRA Subsidy”) until the earlier of: (I) twelve (12) months following the effective date of Executive’s termination of employment, or (II) the date upon which

Executive obtains or becomes eligible for other health care coverage from a new employer or otherwise (such period referred to as the “COBRA Subsidy Period”). Executive shall promptly inform the Company in writing when he obtains or becomes eligible for any such other health care coverage. Executive shall be responsible for paying a share of such COBRA premiums during the COBRA Subsidy Period at active employee rates as in effect from time to time, and shall be responsible for the full unsubsidized costs of such COBRA coverage thereafter. Executive will be deemed to receive income attributable to the COBRA Subsidy and shall be responsible for any and all applicable tax liability arising from such benefit; and

(vii)    the Accrued Obligations.

(c)    Qualifying Termination. Upon the occurrence of a Qualifying Termination (as defined below), Executive shall, in addition to the benefits set forth in Section 4(b), be entitled to immediate vesting of all outstanding equity-based awards (including immediate vesting at the target level of performance for equity-based awards which would otherwise vest based on performance).

(i)    For purposes of this Agreement, a “Qualifying Termination” means a termination of Executive’s employment within ninety (90) calendar days prior to or twenty-four (24) months following the consummation of a Change in Control (as defined below) as a result of Executive’s (A) resignation for Good Reason or (B) termination by the Company without Cause.

(ii)    For purposes of this Agreement, a “Change in Control” means the occurrence of any one or more of the following:

(A)

An effective change of control pursuant to which any person or persons acting as a group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) beneficial ownership of stock of the Company representing fifty percent (50%) or more of the voting power of the Company’s then outstanding stock; provided, however, that a Change in Control shall not be deemed to occur by virtue of any of the following acquisitions: (I) by the Company or any affiliate, (II) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate, or (III) by any underwriter temporarily holding securities pursuant to an offering of such securities;

(B)

Any person or persons acting as a group acquires beneficial ownership of Company stock that, together with Company stock already held by such person or group, constitutes fifty percent (50%) or more of the total fair market value or voting power of the Company’s then outstanding stock. The acquisition of Company stock by the Company in exchange for property, which reduces the number of outstanding shares and increases the percentage ownership by any person or group to fifty percent (50%) or more of the Company’s then outstanding stock will be treated as a Change in Control;

(C)

Individuals who constitute the Board immediately after the Effective Date (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board during any twelve (12) month period; provided, however, that any person becoming a director subsequent thereto whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director, provided that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(D)

Any person or persons acting as a group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value of at least forty percent (40%) of the total gross fair market value of all the assets of the Company immediately prior to such acquisition. For purposes of this section, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, without regard to any liabilities associated with such assets. The event described in this paragraph (D) shall not be deemed to be a Change in Control if the assets are transferred to (I) any owner of Company stock in exchange for or with respect to the Company’s stock, (II) an entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the entity’s total value or total voting power, (III) any person that owns, directly or indirectly, at least fifty percent (50%) of the Company stock, or (IV) an entity in which a person described in (D)(III) above owns at least fifty percent (50%) of the total value or voting power. For purposes of this section, and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets.

In no event will a Change in Control be deemed to have occurred, with respect to Executive, if an employee benefit plan maintained by the Company or an affiliate of the Company or Executive is part of a purchasing group that consummates the transaction that would otherwise result in a Change in Control. The employee benefit plan or Executive will be deemed “part of a purchasing group” for purposes of the preceding sentence if the plan or Executive is an equity participant in the purchasing company or group, except where participation is: (I) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (II) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing directors.

(iii)    Notwithstanding the foregoing and notwithstanding any less favorable or contrary treatment in an award agreement or other grant documentation with respect to equity-based awards, the vesting of all equity-based awards that are not assumed by a successor company or exchanged for a replacement award on no less favorable economic terms will be fully accelerated as of the effective date of the Change in Control (including immediate vesting at the target level of performance for equity-based awards that would otherwise vest based on performance), and such equity-based awards shall be paid to Executive within thirty (30) calendar days after the effective date of the Change in Control.

(d)    Supplemental Change in Control Severance Benefit. If Executive’s employment is terminated by the Company within twelve (12) months following the consummation of a Change in Control (as defined in the Stock Incentive Plan) for any reason other than (1) for Cause or (2) by reason of her death or Disability, Executive shall be entitled to receive, in addition to the benefits set forth in Section 4(b) and Section 4(c), an amount equal to $75,000, less applicable withholdings, with such amount payable in a single lump sum cash payment within thirty (30) days following the date of termination.

(e)    Release. Notwithstanding anything to the contrary herein, no payments shall be paid (or benefits shall become due to the Executive) under Sections 4(b)(i), (v), (vi), 4(c) or 4(d) unless and until Executive executes and delivers a general release and waiver of claims against the Company (the “Release”) (and any revocation period expires) by the Release Deadline, acknowledging Executive’s obligations under Sections 6 and 7 below, and in a form prescribed by the Company; provided, that such Release shall not require Executive to release any rights to Accrued Obligations, rights under the Indemnification Provisions (as defined below), or under this Agreement, and the execution of such Release shall be a condition to Executive’s rights under Sections 4(b)(i), (v), (vi), 4(c) or 4(d). The “Release Deadline” means the date that is sixty (60) calendar days after Executive’s separation from service. Payment of any amount that is not exempt from Section 409A of the Code and that is conditioned upon the execution of the Release shall be delayed until the Release Deadline, irrespective of when Executive executes the Release; provided, however, that where Executive’s separation from service and the Release Deadline occur within the same calendar year, the payment may be made up to thirty (30) calendar days prior to the Release Deadline, and provided further that where Executive’s separation from service and the Release Deadline occur in two separate calendar years, payment may not be made before the later of January 1 of the second year or the date that is thirty (30) calendar days prior to the Release Deadline. In addition, if Section 409A of the Code requires that a payment hereunder may not commence for a period of six (6) months following termination of employment, then such payments shall be withheld by the Company and paid as soon as permissible, along with such other monthly payments then due and payable.

(f)    Recoupment. Notwithstanding anything to the contrary herein, the Company may, in its sole and absolute discretion, in the event of Executive’s breach of Executive’s obligations under Section 7(a), regardless of whether such event happened prior to or following the date of termination: (i) terminate the right of Executive to receive the amount due to Executive under Section 4(b)(i), Section 4(b)(v) or Section 4(d) to the extent such amount has not been paid; and

(ii) seek the recoupment of any amounts paid to Executive under Section 4(b)(i), Section 4(b)(v) or Section 4(d), including through exercise rights of set-off, forfeiture or cancellation, to the full extent permitted by law and Section 409A of the Code, with respect to any other awards, benefits or payments otherwise due Executive from the Company, to the extent the Company in its sole discretion deems appropriate after considering the relevant facts and circumstances. Any termination and/or recoupment of Executive’s payments and benefits under this Section 4(f) shall be in addition and without prejudice to any other remedies that the Company might elect to assert.

5.    Location of Employment. The location of Executive’s employment will be the principal executive office of the Company in Chicago, Illinois.

6.    Employee Inventions and Proprietary Rights Assignment Agreement. Executive agrees to abide by the terms and conditions of the Company’s standard Employee Inventions and Proprietary Rights Assignment Agreement as executed by Executive and attached hereto as Exhibit A.

7.    Restrictive Covenants.

(a)    Covenants Not to Compete or Solicit. During Executive’s employment and for a period of two (2) years following the termination of Executive’s employment for any reason, Executive shall not, anywhere in the Geographic Area (as defined below), other than on behalf of the Company or with the prior written consent of the Company, directly or indirectly:

(i)    perform “services” (as defined below) for (in any capacity, including, without limitation, as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933, as amended, or Section 12 of the Securities Exchange Act of 1934, as amended), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose” (as defined below);

(ii)    induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any customer, potential customer, supplier, licensee, licensor or business relation of the Company or solicit the business of any customer or potential customer of the Company, whether or not Executive had personal contact with such entity; and

(iii)    solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee or independent contractor of the Company or any subsidiary of the Company to terminate his or her employment or relationship with the Company or any subsidiary of the Company, other than in the discharge of her duties as an officer of the Company.

For purposes of this Agreement, the term “competing business purpose” shall mean the sale or provision of any marketing or printed materials, items, or other products that are competitive with in any manner the products sold or offered by the Company during the term of this Agreement. The term “Geographic Area” shall mean the United States of America.

The covenants contained in this Section 7 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in any Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding Sections. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 7 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law.

8.    Equitable Remedies. Executive acknowledges and agrees that the agreements and covenants set forth in Sections 6 and 7 are reasonable and necessary for the protection of the Company’s business interests, that irreparable injury will result to the Company if Executive breaches any of the terms of said covenants, and that in the event of Executive’s actual or threatened breach of any such covenants, the Company will have no adequate remedy at law. Executive accordingly agrees that, in the event of any actual or threatened breach by Executive of any of said covenants, the Company will be entitled to seek immediate injunctive and other equitable relief, without bond and without the necessity of showing actual monetary damages. Nothing in this Section 8 will be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any damages that it is able to prove.

9.    Dispute Resolution. In the event of any dispute or claim relating to or arising out of this Agreement (including, but not limited to, any claims of breach of contract, wrongful termination or age, sex, race or other discrimination), Executive and the Company agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in Chicago, Illinois in accordance with its National Employment Dispute Resolution rules, as those rules are currently in effect (and not as they may be modified in the future). Executive acknowledges that by accepting this arbitration provision she is waiving any right to a jury trial in the event of such dispute. Notwithstanding the foregoing, this arbitration provision shall not apply to any disputes or claims relating to or arising out of (i) the misuse or misappropriation of trade secrets or proprietary information or (ii) the breach of any non-competition or non-solicitation covenants.

10.    Governing Law. This Agreement has been executed in the State of Illinois, and Executive and the Company agree that this Agreement shall be interpreted in accordance with and governed by the laws of the State of Illinois, without regard to its conflicts of laws principles.

11.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that such successor or assignee is the successor to substantially all of the assets of the Company, or a majority of its then outstanding stock, and that such successor or assignee assumes the liabilities, obligations and duties of the Company under this Agreement, either contractually or as a matter of law. In view of the personal nature of the services to be performed under this Agreement by Executive, she shall not have the right to assign or transfer any of her rights, obligations or benefits under this Agreement, except as otherwise noted herein.

12.    Entire Agreement. This Agreement, including its attached Exhibit A, constitutes the entire employment agreement between Executive and the Company regarding the terms and conditions of her employment. This Agreement supersedes all prior negotiations, representations or agreements between Executive and the Company, whether written or oral, concerning Executive’s employment, including, without limitation, the Prior Agreement.

13.    No Conflict. Executive represents and warrants to the Company that neither her entry into this Agreement nor her performance of her obligations hereunder will conflict with or result in a breach of the terms, conditions or provisions of any other agreement or obligation to which Executive is a party or by which Executive is bound, including without limitation, any noncompetition or confidentiality agreement previously entered into by Executive.

14.    Validity. Except as otherwise provided in Section 7 above, if any one or more of the provisions (or any part thereof) of this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

15.    Modification. This Agreement may not be modified or amended except by a written agreement signed by Executive and the Company.

16.    Code Section 409A. This Agreement is intended to comply with Section 409A of the Code, and the interpretative guidance thereunder, including the exceptions for short-term deferrals, separation pay arrangements, reimbursements, and in kind distributions, and shall be administered accordingly. Executive hereby agrees that the Company may, without further consent from Executive, make the minimum changes to this Agreement as may be necessary or appropriate to avoid the imposition of additional taxes or penalties on Executive pursuant to Section 409A of the Code. The Company cannot guarantee that the payments and benefits that may be paid or provided pursuant to this Agreement will satisfy all applicable provisions of Section 409A of the Code. In the case of any reimbursement payment which is required to be made promptly under this Agreement, such payment will be made in all instances no later than December 31 of the calendar year following the calendar year in which the obligation to make such reimbursement arises. For purposes of Section 409A of the Code, Executive’s right to receive installment payments pursuant to this Agreement will be treated as a right to receive a series of separate and distinct payments.    To the extent that reimbursements or other in-kind benefits under this letter constitute nonqualified deferred compensation, (x) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by Executive, (y) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (z) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year. Notwithstanding the foregoing, if any payments or benefits under this Agreement become subject to Section 409A of the Code, then for the purpose of complying therewith, to the extent such payments or benefits do not satisfy the separation pay exemption described in Treasury

Regulation § 1.409A-1(b)(9)(iii) or any other exemption available under Section 409A of the Code (the “Non-Exempt Payments”), if Executive is a specified employee as described in Treasury Regulation § 1.409A-1(i) on the date of termination, any amount of such Non-Exempt Payments that would be paid prior to the six (6) month anniversary of the date of termination shall instead be accumulated and paid to Executive in a lump sum payment within five (5) business days after such six (6) month anniversary. A termination of employment shall be deemed to occur only if it is a “separation from service” as such term is defined under Section 409A of the Code, and references to “termination,” “termination of employment,” or like terms shall mean a “separation from service.”

17.    Adjustments Due to Excise Tax.

(a)    If it is determined that any amount or benefit to be paid or payable to Executive under this Agreement or otherwise in conjunction with her employment (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in conjunction with her employment) would give rise to liability of Executive for the excise tax imposed by Section 4999 of the Code, as amended from time to time, or any successor provision (the “Excise Tax”), then the amount or benefits payable to Executive (the total value of such amounts or benefits, the “Payments”) shall be reduced by the Company to the extent necessary so that no portion of the Payments to Executive is subject to the Excise Tax. Such reduction shall only be made if the net amount of the Payments, as so reduced (and after deduction of applicable federal, state, and local income and payroll taxes on such reduced Payments other than the Excise Tax (collectively, the “Deductions”)) is greater than the excess of (1) the net amount of the Payments, without reduction (but after making the Deductions) over (2) the amount of Excise Tax to which Executive would be subject in respect of such Payments. In the event Payments are required to be reduced pursuant to this Section 17(a), Executive shall designate the order in which such amounts or benefits shall be reduced in a manner consistent with Section 409A of the Code.

(b)    The independent public accounting firm serving as the Company’s auditing firm, or such other accounting firm, law firm or professional consulting services provider of national reputation and experience reasonably acceptable to the Company and Executive (the “Accountants”) shall make in writing in good faith all calculations and determinations under this Section 17, including the assumptions to be used in arriving at any calculations. For purposes of making the calculations and determinations under this Section 17, the Accountants and each other party may make reasonable assumptions and approximations concerning the application of Section 280G and Section 4999 of the Code. The Company and Executive shall furnish to the Accountants and each other such information and documents as the Accountants and each other may reasonably request to make the calculations and determinations under this Section 17. The Company shall bear all costs the Accountants incur in connection with any calculations contemplated hereby.

18.    Indemnification. To the fullest extent permitted by the indemnification provisions of the laws of the state or jurisdiction of the Company, as applicable, in effect from time to time, and subject to the conditions thereof, the Company shall:

(a)    indemnify Executive against all liabilities and reasonable expenses that Executive may incur in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal or administrative, or investigative and whether formal or informal, because Executive is or was an officer or director of or service provider to the Company or any of its affiliates; provided, however, that Executive shall have acted in good faith and in a manner that Executive reasonably believed to be in the best interests of the Company; and

(b)    pay for or reimburse the reasonable expenses upon submission of appropriate documentation incurred by Executive in the defense of any proceeding to which Executive is a party because Executive is or was an officer or director of or service provider to the Company or any of its affiliates, including an advancement of such expenses to the extent permitted by applicable law, subject to Executive’s execution of any legally required repayment undertaking.

The preceding indemnification right shall be in addition to, and not in lieu of, any rights to indemnification to which Executive may be entitled pursuant to the documents under which the Company is organized as in effect from time to time and shall not apply with respect to any action or failure to act by Executive which constitutes willful misconduct or bad faith on the part of Executive. The indemnification rights of Executive in this Section 17 are referred to below as the “Indemnification Provisions.” The rights of Executive under the Indemnification Provisions shall survive the cessation of Executive’s employment with the Company. The Company shall also maintain a directors’ and officers’ liability insurance policy, or an equivalent errors and omissions liability insurance policy, covering Executive with reasonable scope, exclusions, amounts and deductibles based on Executive’s positions with the Company.

Notwithstanding the foregoing, the Company shall have no obligation to indemnify, defend or hold harmless Executive from and against any liabilities and expenses, or to pay for, or reimburse Executive for, any expenses arising from or relating to (i) Executive’s gross negligence or intentional or willful misconduct, or (ii) actions or claims which are initiated by Executive unless such action was approved in advance by the Board.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the 15th day of July, 2020.

INNERWORKINGS, INC.

By:	/s/ Richard S. Stoddart
Name:	Richard S. Stoddart
Its:	Chief Executive Officer and President

EXECUTIVE

/s/ Renae Chorzempa
Renae Chorzempa

EXHIBIT A

Employee Inventions and Proprietary Rights Assignment Agreement

employee innovations + proprietary rights

assignment and non-competition agreement

This Agreement is intended to formalize in writing certain understandings and procedures which have been in effect since the time I was initially employed by and/or doing work for InnerWorkings, Inc., (“Company”). In return for my new or continued employment and/or payment for services rendered by Company and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I acknowledge and agree that:

1.

Duties; At-Will Employment; No Conflict. I will perform for Company such duties as may be designated by Company from time to time. I agree that my employment and/or independent contractor relationship with Company is for no specified term, and may be terminated by Company at any time, with or without cause, and with or without notice, unless otherwise agreed in writing or provided for by law. Similarly, I may terminate my employment with Company at any time, with or without cause, and with or without notice. During my period of employment by Company, I will devote my best efforts to the interests of Company and will not engage in other employment or in any activities determined by Company to be detrimental to the best interests of Company without the prior written consent of Company.

2.

Prior Work. All previous work done by me for Company relating in any way to the conception, reduction to practice, creation, derivation, design, development, manufacture, sale or support of products or services for Company is the property of Company, and I hereby assign to Company all of my right, title and interest in and to such previous work.

3.	Proprietary Information. My employment and/or independent contractor status creates a relationship of confidence and trust between Company and me with respect to any information:

(a)	Applicable to the business of Company; or

(b)

Applicable to the business of any client or customer of Company, which may be made known to me by Company or by any client or customer of Company, or learned by me in such context during the period of my employment.

All such information has commercial value in the business in which Company is engaged and is hereinafter called “Proprietary Information.” By way of illustration, but not limitation, Proprietary Information includes any and all technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Company, and includes, without limitation, respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and information. “Proprietary Information” also includes proprietary or confidential information of any third party who may disclose such information to Company or to me in the course of Company’s business.

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4.

Ownership and Nondisclosure of Proprietary Information. All Proprietary Information is the sole property of Company, Company’s assigns, and Company’s customers, and Company, Company’s assigns and Company’s customers shall be the sole and exclusive owner of all patents, copyrights, mask works, trade secrets and other rights in the Proprietary Information. I hereby do and will assign to Company all rights, title and interest I may have or acquire in the Proprietary Information. At all times, both during my employment by Company and after termination of such employment, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary Information or anything directly relating to Proprietary Information without the written consent of Company, except as may be necessary in the ordinary course of performing my duties as an employee of Company.

5.

Ownership and Return of Materials. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs, lists, and all other tangible media of expression) furnished to me by Company shall remain the property of Company. Upon termination of my employment and/or independent contractor status, or at any time on the request of Company before termination, I will promptly (but no later than five (5) days after the earlier of said termination or Company’s request): (1) destroy or deliver to Company, at Company’s option, (a) all materials furnished to me by Company, and (b) all tangible media of expression which are in my possession and which incorporate any Proprietary Information or otherwise relate to Company’s business; and (2) deliver to Company written certification of my compliance with my obligations under this sentence.

6.

Innovations. As used in this Agreement, the term “Innovations” means all processes, machines, manufactures, compositions of matter, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), moral rights, mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas (whether or not protectable under trade secret laws), and all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other laws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, and designs. “Innovations” includes “Inventions,” which is defined to mean any inventions protected under patent laws. The innovations as used in this Agreement only fall under this contract if the innovation is related to any goods or services of in-sourced and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company.

7.

Disclosure of Prior Innovations. I have identified on Exhibit A attached hereto all Innovations, applicable to the business of Company or relating in any way to Company’s business or demonstrably anticipated research and development or business, which were conceived, reduced to practice, created, derived, developed, or made by me prior to my employment with Company (collectively, the “Prior Innovations”), and I represent that such list is complete. I represent that I have no rights in any such Innovations other than those Prior Innovations specified in Exhibit A. If there is no such list on Exhibit A, I represent that I have neither conceived, reduced to practice, created, derived, developed nor made any such Prior Innovations at the time of signing this Agreement.

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8.

Assignment of Innovations; License of Prior Innovations. I hereby agree promptly to disclose and describe to Company, and I hereby do and will assign to Company or Company’s designee my entire right, title, and interest in and to, (a) each of the Innovations (including Inventions), and any associated intellectual property rights, which I may solely or jointly conceive, reduce to practice, create, derive, develop or make during the period of my employment with Company, which either (i) relate, at the time of conception, reduction to practice, creation, derivation, development, or making of such Innovation, to Company’s business or actual or demonstrably anticipated research or development, or (ii) were developed on any amount of Company’s time or with the use of any of Company’s equipment, supplies, facilities or trade secret information, or (iii) resulted from any work I performed for Company, and (b) each of the Innovations which is not an Invention (as demonstrated by me by evidence meeting the clear and convincing standard of proof), and any associated intellectual property rights, which I may solely or jointly conceive, develop, reduce to practice, create, derive, develop, or make during the period of my employment with Company, which are applicable to the business of Company (collectively, the Innovations identified in clauses (a) and (b) are hereinafter the “Company Innovations”). To the extent any of the rights, title and interest in and to Company Innovations cannot be assigned by me to Company, I hereby grant to Company an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, title and interest. To the extent any of the rights, title and interest in and to Company Innovations can be neither assigned nor licensed by me to Company, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against Company or any of Company’s successors in interest to such non-assignable and non-licensable rights. I hereby grant to Company or Company’s designees a royalty free, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice all applicable patent, copyright, moral right, mask work, trade secret and other intellectual property rights relating to any Prior Innovations which I incorporate, or permit to be incorporated, in any Company Innovations. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, any Prior Innovations in any Company Innovations without Company’s prior written consent.

9.

Future Innovations. I recognize that Innovations or Proprietary Information relating to my activities while working for Company and conceived, reduced to practice, created, derived, developed, or made by me, alone or with others, within three (3) months after termination of my employment or independent contractor relationship may have been conceived, reduced to practice, created, derived, developed, or made, as applicable, in significant part while employed by or working for Company. Accordingly, I agree that such Innovations and Proprietary Information shall be presumed to have been conceived, reduced to practice, created, derived, developed, or made, as applicable, during my employment or independent contractor relationship with Company and are to be promptly assigned to Company unless and until I have established the contrary by written evidence satisfying the clear and convincing standard of proof.

10.	Cooperation in Perfecting Rights to Proprietary Information and Innovations.

(a)

I agree to perform, during and after my employment and/or independent contractor status, all acts deemed necessary or desirable by Company to permit and assist Company, at Company’s expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Proprietary Information and Innovations assigned or licensed to, or whose rights are irrevocably waived and shall not be asserted against, Company under this Agreement. Such acts

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may include, but are not limited to, execution of documents and assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other proprietary rights, and (iii) in other legal proceedings related to the Proprietary Information or Innovations.

(b)

In the event that Company is unable for any reason to secure my signature to any document required to file, prosecute, register, or memorialize the assignment of any patent, copyright, mask work or other applications or to enforce any patent, copyright, mask work, moral right, trade secret or other proprietary right under any Proprietary Information (including improvements thereof) or any Innovations (including derivative works, improvements, renewals, extensions, continuations, divisionals, continuations in part, continuing patent applications, reissues, and reexaminations thereof), I hereby irrevocably designate and appoint Company and Company’s duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me, (i) to execute, file, prosecute, register and memorialize the assignment of any such application, (ii) to execute and file any documentation required for such enforcement, and (iii) to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of patents, copyrights, mask works, moral rights, trade secrets or other rights under the Proprietary Information, or Innovations, all with the same legal force and effect as if executed by me.

11.

No Violation of Rights of Third Parties. My performance of all the terms of this Agreement and as an employee or independent contractor of Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me prior to my employment or independent contractor relationship with Company, and I will not disclose to Company, or induce Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I am not a party to any other agreement which will interfere with my full compliance with this Agreement. I agree not to enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement.

12.

Survival. This Agreement (a) shall survive my employment or independent contract with Company; (b) does not in any way restrict my right or the right of Company to terminate my employment or independent contractor relationship at any time, for any reason or for no reason; (c) inures to the benefit of successors and assigns of Company; and (d) is binding upon my heirs and legal representatives.

13.	Covenant Not to Compete or Solicit.

(a)

I will not during the Non-Compete Period (as defined below), other than on behalf of Company, directly or indirectly, without the prior written consent of Company, engage anywhere in the Geographic Area (as defined below) in (whether as an employee, agent, consultant, advisor, independent contractor, proprietor, partner, officer, director or otherwise), or have any ownership interest in (except for passive ownership of five percent (5%) or less of any entity whose securities have been registered under the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934), or participate in the financing, operation, management or control of, any firm, partnership, corporation, entity or business that engages or participates in a “competing business purpose.” The term “competing business purpose” shall mean any goods or services of in-sourced

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and/or out-sourced print management services similar to or competitive with the InnerWorkings business model provided by the Company or any subsidiary of the Company, or any other activity directly competitive with the current business activities of the Company or any subsidiary of the Company. The Non-Compete Period shall begin on the date of this Agreement (the “Effective Date”) and shall end twelve (12) months after the termination of my employment or independent contractor relationship.

(b)

I will not during the Non-Compete Period, without the prior written consent of Company, directly or indirectly (i) induce or attempt to induce any customer, supplier, licensee, or business relation of Company to cease doing business with Company, or in any way interfere with the relationship between Company and any customer, supplier, licensee, or business relation of Company or (ii) solicit the business of any customer of Company, whether or not I have or had personal contact with such entity, for the purpose of engaging in a competing business purpose.

(c)

During the Non-Compete Period, I will not induce or attempt to induce any customer, potential customer, supplier, licensee, licensor or business relation of the Company, with which I have had direct contact within the twelve months preceding my termination date, to cease doing business with the Company.

(d)

Other than on behalf of the Company, during the Non-Compete Period, I will not solicit or accept business that is competitive of Company from any customer or prospect with which I have had contact during the twelve month period preceding my termination.

(e)

During the Non-Compete Period, I will not, directly or indirectly, without the prior written consent of Company, solicit, encourage, hire or take any other action which is intended to induce or encourage, or has the effect of inducing or encouraging, any employee of Company or any subsidiary of Company to terminate his or her employment with Company or any subsidiary of Company.

(f)	The Geographic Area shall mean (i) the United States and (ii) anywhere in the world outside the United States where Company or any subsidiary of Company conducts business.

14.

Separate Covenants. I understand that the covenants contained in Section 13 shall be construed as a series of separate covenants, one for each county, city, state, or any similar subdivision in the Geographic Area. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of Section 13 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable law.

15.

Injunctive Relief. A breach of any of the promises or agreements contained herein will result in irreparable and continuing damage to Company for which there will be no adequate remedy at law, and Company shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

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16.

Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when delivered personally; (b) by overnight courier, upon written verification of receipt; (c) by telecopy or facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in Company’s records or such other address as I may specify in writing. Notices to Company shall be sent to Company’s Human Resources Department or to such other address as Company may specify in writing.

17.

Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Illinois, as such laws are applied to agreements entered into and to be performed entirely within Illinois between Illinois residents. Each of the parties irrevocably consents to the exclusive personal jurisdiction of the federal and state courts located in Illinois, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seeking to enforce any order or any judgment of such federal or state courts located in Illinois, such personal jurisdiction shall be nonexclusive.

18.

Severability. If any provision of this Agreement is held by a court of law to be illegal, invalid or unenforceable, (i) that provision shall be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and (ii) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

19.

Waiver; Amendment; Modification. The waiver by Company of a term or provision of this Agreement, or of a breach of any provision of this Agreement by me, shall not be effective unless such waiver is in writing signed by Company. No waiver by Company of, or consent by Company to, a breach by me, will constitute a waiver of, consent to or excuse of any other or subsequent breach by me. This Agreement may be amended or modified only with the written consent of both me and Company. No oral waiver, amendment or modification shall be effective under any circumstances whatsoever.

20.	Entire Agreement. This Agreement represents my entire understanding with Company with respect to the subject matter of this Agreement and supersedes all previous understandings, written or oral.

I certify and acknowledge that I have carefully read all of the provisions of this Employee Innovations and Proprietary Rights Assignment and Non-Competition Agreement and that I understand and will fully and faithfully comply with such provisions.

employee or contractor:

By:

Printed Name:

Date:

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exhibit a

prior innovations

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